UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                          AMERICAN AADVANTAGE FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2004

                  Date of reporting period: October 31, 2004


ITEM 1. REPORT TO STOCKHOLDERS.

                       [AMERICAN AADVANTAGE FUNDS LOGO]

---------------------------------------o---------------------------------------


                                 ANNUAL REPORT

                               October 31, 2004


[GLOBE GRAPHIC]

[EAGLE GRAPHIC]

                                                                    EQUITY FUNDS

                                                                   Balanced Fund
                                                            Large Cap Value Fund
                                                           Large Cap Growth Fund
                                                              Mid-Cap Value Fund
                                                            Small Cap Value Fund
                                                       International Equity Fund
                                                           Emerging Markets Fund

                                                                      BOND FUNDS

                                                            High Yield Bond Fund
                                                            Enhanced Income Fund
                                                          Intermediate Bond Fund
                                                            Short-Term Bond Fund



                           MANAGED BY AMR INVESTMENT(R)

                            (AA EAGLE WATERMARK)

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.


Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.

AMR Investments is a wholly
owned subsidiary of AMR
Corporation, the parent company
of American Airlines, Inc.

Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as
its fixed income investments.

                                                Contents
                                                -----------------------------------------------
                                                President's Message...........               1
                                                American AAdvantage Funds'
                                                   Performance ...............               2
                                                Market and Performance
                                                   Overviews..................            3-36
                                                American AAdvantage Schedules of Investments
                                                   Balanced Fund..............               38
                                                   Large Cap Value Fund.......               46
                                                   Large Cap Growth Fund......               50
                                                   Mid-Cap Value Fund.........               54
                                                   Small Cap Value Fund.......               56
                                                   Emerging Markets Fund......               64
                                                   High Yield Bond Fund.......               71
                                                   Enhanced Income Fund.......               79
                                                   Intermediate Bond Fund.....               85
                                                   Short-Term Bond Fund.......               91
                                                AMR Investment Services Trust
                                                   Schedules of Investments
                                                   International Equity
                                                      Portfolio...............              141
                                                Additional Information........Inside Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each adviser's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, AMR Investment Services, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American AAdvantage Funds                                       October 31, 2004

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      Enclosed please find the
                                                      Annual Report for the
                                                      American AAdvantage Funds
                                                      for the fiscal year ended
                                                      October 31, 2004. During
                                                      this time, the Dow Jones
                                                      Industrial Average posted
                                                      gains of 4.45%, the S&P
                                                      500 Index increased by
                                                      9.42%, while the MSCI EAFE
                                                      Index returned 18.84%. As
                                                      of October 31, 2004 the
                                                      10-Year Treasury interest
                                                      rate was 4.03%,
                                                      contributing to a 5.53%
                                                      total return for the bond
                                                      market, as defined by the
                                                      Lehman Brothers Aggregate
                                                      Index. Additionally, the
                                                      Federal Reserve raised the
                                                      Fed Funds Rate to 2.0%
                                                      from its 40-year low of 1%
                                                      and is expected to
continue increasing rates for the near term.

     All of the American AAdvantage equity funds posted strong performances for the fiscal year. The Small Cap Value Fund-Institutional Class continued to outperform its Lipper benchmark with returns of 19.86%, 22.22%, and 20.07% for the one-year, three-year, and five-year time periods, respectively. Additionally, the Large Cap Value Fund-Institutional Class continued its long-term record of success with returns of 18.59%, 10.42%, 6.65%, and 11.02% for the one-year, three-year, five-year, and ten-year time periods, respectively, as of October 31, 2004.

     The American AAdvantage fixed income funds, which include the High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds, all posted gains for the twelve-month period. Once again, the Institutional Class of the Short-Term Bond Fund outperformed its Lipper benchmark for the one, three, five, and ten-year time periods.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American AAdvantage Funds family or access your account information, please visit our web site at www.aafunds.com. Thank you for your continued confidence in the American AAdvantage Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American AAdvantage Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009.

AMERICAN AADVANTAGE FUNDS

--------------------------------------------------------------------------------

                                                                                  AVERAGE ANNUALIZED TOTAL RETURN AS OF
                                                                                             OCTOBER 31, 2004
                                                                                ------------------------------------------
                                                           INCEPTION   TICKER                                 10 YEAR/
                                                             DATE      SYMBOL   1 YEAR   3 YEAR   5 YEAR    SINCE INCEP.
                                                           ---------   ------   ------   ------   ------   ---------------
Balanced Fund -- Institutional                              7/17/87    AADBX    12.87%    8.64%    7.01%         9.89%
Balanced Fund -- PlanAhead                                   8/1/94    AABPX    12.44%    8.37%    6.75%         9.59%
Balanced Fund -- AMR                                         8/1/94    AABNX    13.13%    8.98%    7.32%        10.20%
     Lipper Balanced Funds Index                                                 8.20%    5.12%    2.72%         8.73%
Large Cap Value Fund -- Institutional                       7/17/87    AADEX    18.59%   10.42%    6.65%        11.02%
Large Cap Value Fund -- PlanAhead                            8/1/94    AAGPX    18.26%   10.10%    6.36%        10.68%
Large Cap Value Fund -- AMR                                  8/1/94    AAGAX    18.89%   10.69%    6.91%        11.30%
     Lipper Multi-Cap Value Funds Index                                         12.93%    8.36%    5.54%        10.93%
Large Cap Growth Fund -- Institutional                      7/31/00    ALCGX     6.71%    1.14%     N/A        -11.81%
Large Cap Growth Fund -- AMR                                7/31/00    ALFIX     6.88%    1.23%     N/A        -11.70%
     Lipper Large-Cap Growth Funds Index                                         2.63%   -0.35%     N/A        -12.68%
Mid-Cap Value Fund -- Institutional                         6/30/04    AMDIX      N/A      N/A      N/A          2.70%
     Lipper Mid-Cap Value Funds Index                                             N/A      N/A      N/A          0.58%
Small Cap Value Fund -- Institutional                      12/31/98    AVFIX    19.86%   22.22%   20.07%        15.03%
Small Cap Value Fund -- PlanAhead                            3/1/99    AVPAX    19.56%   21.91%   19.77%        14.74%
Small Cap Value Fund -- Service                              5/1/03    AASSX    19.24%   21.72%   19.66%        14.65%
Small Cap Value Fund -- AMR                                  3/1/99    AASVX    20.12%   22.53%   20.42%        15.34%
     Lipper Small-Cap Value Funds Index                                         17.12%   17.18%   15.50%        12.18%
International Equity Fund -- Institutional                   8/7/91    AAIEX    22.49%   13.00%    4.27%         8.79%
International Equity Fund -- PlanAhead                       8/1/94    AAIPX    22.16%   12.87%    4.08%         8.52%
International Equity Fund -- Service                         5/1/03    AAISX    21.88%   12.68%    3.98%         8.46%
International Equity Fund -- AMR                             8/1/94    AAIAX    22.84%   13.25%    4.53%         9.07%
     Lipper International Funds Index                                           16.56%    9.79%    0.77%         5.45%
Emerging Markets Fund -- Institutional                      7/31/00    AEMFX    19.65%   24.94%     N/A          6.34%
Emerging Markets Fund -- PlanAhead                          10/1/02    AAEPX    19.33%   24.66%     N/A          6.17%
Emerging Markets Fund -- AMR                                7/31/00    AAMRX    20.00%   25.28%     N/A          6.61%
     Lipper Emerging Markets Funds Index                                        21.58%   24.56%     N/A          5.81%
High Yield Bond Fund -- Institutional                      12/29/00    AYBFX    10.19%   12.05%     N/A         10.78%
High Yield Bond Fund -- PlanAhead                            3/1/02    AHYPX     9.94%   11.47%     N/A         10.34%
High Yield Bond Fund -- Service                              5/1/03    AAHSX     9.41%   11.05%     N/A         10.01%
     Lipper High Current Yield Funds Index                                      11.11%   10.79%     N/A          7.26%
Enhanced Income Fund -- PlanAhead                           6/30/03    AANPX     4.70%     N/A      N/A          3.76%
     Lipper Interm. Investment Grade Index                                       5.20%     N/A      N/A          3.28%
Intermediate Bond Fund -- Institutional                     9/15/97    AAIBX     4.90%    4.47%    7.07%         6.49%
Intermediate Bond Fund -- PlanAhead                          3/2/98    AAPAX     4.86%    4.40%    6.51%         6.03%
Intermediate Bond Fund -- AMR                                3/1/99    AABDX     5.38%    4.85%    7.04%         6.43%
     Lipper Interm. Investment Grade Index                                       5.20%    5.16%    7.17%         6.49%
Short-Term Bond Fund -- Institutional                       12/3/87    AADFX     2.21%    3.05%    5.15%         5.44%
Short-Term Bond Fund -- PlanAhead                            8/1/94    AALPX     1.84%    2.79%    4.88%         5.17%
Short-Term Bond Fund -- AMR                                  8/1/94    AASBX     2.39%    3.27%    5.35%         5.66%
     Lipper Short Investment Grade Index                                         2.10%    2.65%    4.74%         5.33%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009.

Performance shown for the PlanAhead and AMR Classes prior to their inception dates is that of the Institutional Class. Performance shown for the Service Class prior to its inception date is that of the Institutional and PlanAhead Classes since their inception dates. Fund performance does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

DOMESTIC EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

Toward the end of 2003, the U.S. equity markets rallied, posting particularly strong results. In the fourth quarter of 2003, all major indices posted double digit returns, the best such returns since the three year market decline began in 2000.

     In the first quarter of 2004, the equity market rose modestly, although performance was muted due, in part, to residual doubts about the strength and persistence of the economic rebound as well as potential geopolitical concerns raised by the Madrid terrorist bombings in March. In the U.S., one key worry was employment, as there were no signs that the economy was creating jobs in a meaningful way, leading to fears of a "jobless" economic recovery. However, healthy job creation was reported during the months of March and April 2004.

     Volatility came back slightly in the second calendar quarter of 2004, but was still low. U.S. equity markets were up 1.3% in the quarter, after rising 2.2% in the first quarter. Although returns were muted, this was the fifth consecutive positive quarter for equity markets in the U.S. Fears seemed to shift from concern about the sustainability of the recovery to concern that the economy might be overheating. Indeed, a U.S. rate hike - which was by no means a foregone conclusion when the quarter began - ended up closing out the quarter with a Federal Reserve announcement on June 30. With crude oil up as much as 20% during the quarter (compared to the end of first quarter 2004), worries about energy prices may also have helped keep equity growth in check.

     During the summer, additional concerns surfaced around the sustainability of the economic recovery amidst high oil prices, rising interest rates, slowing corporate profits, and no clear winner in the upcoming Presidential election. Equity markets slumped in the third quarter of 2004, with most U.S. indices either flat or down for the period. Over the quarter, value indices fared better than their growth counterparts, while the S&P 500 Index edged out the Russell 2000 Index for the second quarter in a row. Large caps outpaced small caps in most sectors, particularly in the Technology sector.

     Towards the end of October, the markets began to pick up steam once again as oil prices fell significantly and investors looked forward to closure on the outcome of the Presidential election. Major U.S. Indices posted positive returns for the month. The S&P 500 Index gained 1.53%, while the Russell 1000 Growth Index was up 1.56%. Small-cap stocks outperformed large caps, with the Russell 2000 Index returning 1.97% for the period.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Balanced Fund's Institutional Class returned 12.87% for the twelve months ended October 31, 2004, outperforming the 60% S&P 500 Barra Value/40% Lehman Brothers Aggregate Index benchmark return of 10.83% and the Lipper Balanced Funds Index return of 8.20%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/94 THROUGH 10/31/04
                                  (LINE GRAPH)

                                            LIPPER                             S&P 500 /                          BALANCED
                       INSTITUTIONAL       BALANCED           S&P 500         BARRA VALUE       LEHMAN BROS       COMPOSITE
                           CLASS          FUNDS INDEX          INDEX             INDEX           AGG INDEX          INDEX
                       -------------      -----------         -------         -----------       -----------       ---------
10/94                    10000.00          10000.00          10000.00          10000.00          10000.00         10000.00
10/95                    11939.00          11759.00          12644.00          12302.00          11565.00         12010.00
10/96                    13904.00          13464.00          15690.00          15330.00          12239.00         14032.00
10/97                    16691.00          16191.00          20728.00          19882.00          13331.00         17009.00
10/98                    18199.00          17933.00          25286.00          22217.00          14573.00         18965.00
10/99                    18296.00          20187.00          31777.00          26440.00          14651.00         21144.00
10/00                    19234.00          21784.00          33712.00          28999.00          15720.00         23049.00
10/01                    20017.00          19877.00          25318.00          23658.00          18009.00         21643.00
10/02                    18988.00          18363.00          21492.00          19924.00          19070.00         20132.00
10/03                    22742.00          21339.00          25963.00          24870.00          20006.00         23537.00
10/04                    25669.00          23089.00          28408.00          28466.00          21112.00         26086.00

                             ANNUALIZED TOTAL RETURNS
                            ---------------------------   VALUE OF
                              PERIODS ENDED 10/31/04       $10,000
                            ---------------------------   10/31/94-
                            1 YEAR   5 YEARS   10 YEARS   10/31/04
                            ------   -------   --------   ---------
Institutional Class(1)....  12.87%     7.01%     9.89%     $25,669
PlanAhead Class(1)........  12.44%     6.75%     9.59%     $24,979
AMR Class(1)..............  13.13%     7.32%    10.20%     $26,417
Lipper Balanced Funds
 Index....................   8.20%     2.72%     8.73%     $23,089
S&P 500 Index.............   9.42%    (2.22)%   11.01%     $28,408
S&P 500/Barra Value
 Index....................  14.46%     1.49%    11.03%     $28,466
Lehman Bros. Aggregate
 Index....................   5.53%     7.58%     7.76%     $21,112
Balanced Composite
 Index(2).................  10.83%     4.29%    10.06%     $26,086

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.  60% S&P 500/Barra Value, 40% LB Aggregate Index

     During the twelve-month period, the Fund's assets on average were invested 67% in equities (including equitized cash) and 33% in fixed-income securities, ending the period with 66% in equities/ equitized cash and 34% in fixed-income securities.

     The equity portion of the Fund returned 20.1%, outperforming the S&P 500/Barra Value Index ("Barra Value Index") return of 14.5%. The Fund added value relative to the Barra Value Index through stock selection, which was positive in eight out of ten sectors. The effect of the Fund's equity sector allocation was neutral. Stock selection in the Financials sector contributed most to the Fund's excess performance. The Fund's positions in Bank of America Corp. (up 23.1%), Allstate Corp. (up 24.7%) and MetLife, Inc. (up 23.0%) had the largest impact in this sector. Holdings in the Energy, Industrials, Consumer Discretionary and Consumer Staples sectors were also a source of significant added value. Strong performers included Valero Energy Corp. in the Energy sector, Tyco International Ltd. in the Industrials sector, Carnival Corp., MGM Mirage, Inc. and J.C. Penney Company, Inc. in the Consumer Discretionary sector and Imperial Tobacco Group plc in the Consumer Staples sector. The Fund's Health Care sector holdings detracted from performance relative to the Barra Value Index, due mostly to the Fund's positions in Merck & Company, Inc. and Tenet Healthcare Corp.

     Equity sector allocation had no net impact on the Fund's relative returns during the twelve-month period. The Fund benefited from underweighting Financials and Information Technology, two of the worst performing sectors of the Barra Value Index, but those relative gains were offset by underweighting Energy which was the best performing sector of the Barra Value Index.

     The fixed-income portion of the Fund returned 5.8% for the twelve-month period, ahead of the Lehman Brothers Aggregate Index return of 5.5%. The Fund's outperformance was due mostly to a large overweight in Corporates, the best performing sector of the Lehman Brothers Aggregate Index. Good security selection in Treasuries also added value.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The sub-advisers continue to focus on the selection of attractive securities in a volatile and changing environment.

TOP TEN EQUITY HOLDINGS

                                                      % OF
                                                    EQUITIES
                                                    --------
Bank of America Corporation                           3.1%
ConocoPhillips                                        2.6%
Citigroup, Incorporated                               2.3%
Altria Group, Incorporated                            2.3%
MetLife, Incorporated                                 2.0%
J P Morgan Chase & Company                            2.0%
Allstate Corporation                                  1.8%
Tyco International Limited                            1.8%
Washington Mutual, Incorporated                       1.7%
Occidental Petroleum Corporation                      1.6%
                                                     -----
        Total                                        21.2%

Top Ten Equity Holdings as % of Total Net Assets     12.5%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           30.7%
Industrials                                          13.9%
Consumer Discretionary                               10.3%
Energy                                               10.0%
Consumer Staples                                      9.1%
Health Care                                           7.0%
Utilities                                             6.1%
Materials                                             6.1%
Information Technology                                5.2%
Telecommunication Services                            1.6%

FIXED-INCOME SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporates                                        33.3%
U.S. Treasury                                     27.5%
Mortgage-Backed                                   25.6%
Agency                                            12.5%
Asset-Backed                                       1.1%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                           BEGINNING    ENDING
                            ACCOUNT     ACCOUNT     EXPENSES PAID
                             VALUE       VALUE     DURING PERIOD*
                            5/1/04     10/31/04    5/1/04-10/31/04
                           ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                     $1,000.00   $1,049.12        $3.15
Hypothetical               $1,000.00   $1,022.06        $3.11
  (5% return before expenses)
PLANAHEAD CLASS
Actual                     $1,000.00   $1,047.69        $4.86
Hypothetical               $1,000.00   $1,020.39        $4.80
  (5% return before expenses)
AMR CLASS
Actual                     $1,000.00   $1,051.55        $1.89
Hypothetical               $1,000.00   $1,023.30        $1.86
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.31%, 0.47%, 0.18%, for the Institutional, PlanAhead, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year
    (366) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned 18.59% for the twelve months ended October 31, 2004, well ahead of the S&P 500/Barra Value Index ("Index") return of 14.46% and the Lipper Multi-Cap Value Funds Index return of 12.93%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/94 THROUGH 10/31/04
(LINE GRAPH)

                                                                 LIPPER MULTI-CAP                               S&P 500/BARRA
                                        INSTITUTIONAL CLASS     VALUE FUNDS INDEX        S&P 500 INDEX           VALUE INDEX
                                        -------------------     -----------------        -------------          -------------
10/94                                         10000.00               10000.00               10000.00               10000.00
10/95                                         12069.00               12010.00               12644.00               12302.00
10/96                                         14890.00               14478.00               15690.00               15330.00
10/97                                         19066.00               18716.00               20728.00               19882.00
10/98                                         20263.00               19616.00               25286.00               22217.00
10/99                                         20612.00               21556.00               31777.00               26440.00
10/00                                         21603.00               23681.00               33712.00               28999.00
10/01                                         21126.00               22182.00               25318.00               23658.00
10/02                                         18838.00               19636.00               21492.00               19924.00
10/03                                         23981.00               24993.00               25963.00               24870.00
10/04                                         28439.00               28224.00               28408.00               28466.00

                             ANNUALIZED TOTAL RETURNS
                            ---------------------------   VALUE OF
                              PERIODS ENDED 10/31/04       $10,000
                            ---------------------------   10/31/94-
                            1 YEAR   5 YEARS   10 YEARS   10/31/04
                            ------   -------   --------   ---------
Institutional Class(1)....  18.59%     6.65%    11.02%     $28,439
PlanAhead Class(1)........  18.26%     6.36%    10.68%     $27,575
AMR Class(1)..............  18.89%     6.91%    11.30%     $29,172
Lipper Multi-Cap Value
 Funds Index..............  12.93%     5.54%    10.93%     $28,224
S&P 500 Index.............   9.42%    -2.22%    11.01%     $28,408
S&P 500/Barra Value
 Index....................  14.46%     1.49%    11.03%     $28,466

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     The Fund produced positive returns in every sector, and outperformed the Index in every sector except Health Care and Telecommunication Services. The Fund outperformed the Index mostly through strong stock selection, as sector allocation detracted slightly from performance.

     The Fund benefited from its stock selection in eight of the ten economic sectors. The largest contributors were in the Information Technology and Financials sectors. The companies with most impact in the Information Technology sector were Apple Computer, Inc. (up 129.5%), Autodesk, Inc. (up 175.0% during the period it was held by the Fund) and NCR Corp. (up 56.8%). In the Financials sector, Bank of America Corp. (up 23.1%), Allstate Corp. (up 24.7%) and MetLife, Inc. (up 23.0%) were the largest contributors. Positive stock selection in Energy (primarily Valero Energy Corp. and Occidental Petroleum Corp.), Industrials (Tyco International Ltd. and Boeing Co.), Consumer Staples (Imperial Tobacco Group plc and UST, Inc.), and Consumer Discretionary (J.C. Penney Company, Inc., Carnival Corp. and MGM Mirage, Inc.), also added meaningful value versus the Index.

     Sector weightings detracted a minimal amount, as an underweight position in Energy and Telecommunication Services, which were the first and fourth best performing sectors of the Index, respectively, and an overweight position in Health Care, which was one of the worst performing sectors of the Index, more than offset the value otherwise attained through sector allocation.

     The sub-advisers continue to implement their philosophy of investing in a broadly diversified portfolio of companies which they believe have attractive valuations and above average earnings growth potential. This approach should allow the Fund to continue to benefit in the current economic environment and longer-term.

TOP TEN HOLDINGS

                                                   % OF NET
                                                    ASSETS
                                                  ----------
ConocoPhillips                                       2.4%
Bank of America Corporation                          2.3%
JP Morgan Chase & Company                            2.0%
Altria Group, Incorporated                           2.0%
Tyco International Limited                           1.9%
Citigroup, Incorporated                              1.7%
MetLife, Incorporated                                1.6%
Boeing Company                                       1.6%
Allstate Corporation                                 1.5%
Electronic Data Systems Corporation                  1.3%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                            28.8%
Industrials                                           12.9%
Consumer Discretionary                                10.8%
Consumer Staples                                       9.7%
Energy                                                 9.4%
Information Technology                                 7.6%
Health Care                                            6.9%
Materials                                              6.2%
Utilities                                              5.5%
Telecommunication Services                             2.2%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                          BEGINNING    ENDING
                           ACCOUNT     ACCOUNT     EXPENSES PAID
                            VALUE       VALUE     DURING PERIOD*
                           5/1/04     10/31/04    5/1/04-10/31/04
                          ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                    $1,000.00   $1,061.74        $3.40
Hypothetical              $1,000.00   $1,021.84        $3.33
 (5% return before expenses)
PLANAHEAD CLASS
Actual                    $1,000.00   $1,059.82        $4.88
Hypothetical              $1,000.00   $1,020.40        $4.79
 (5% return before expenses)
AMR CLASS
Actual                    $1,000.00   $1,062.50        $1.96
Hypothetical              $1,000.00   $1,023.24        $1.92
 (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.33%, 0.47%, 0.19%, for the Institutional, PlanAhead, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year
    (366) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Growth Fund returned 6.71% for the twelve months ended October 31, 2004, compared to the Russell 1000 Growth Index ("Index") return of 3.38% and the Lipper Large-Cap Growth Funds Index return of 2.63%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/04
(LINE GRAPH)

                                                                                LIPPER LARGE-CAP           RUSSELL 1000 GROWTH
                                                   INSTITUTIONAL CLASS         GROWTH FUNDS INDEX                 INDEX
                                                   -------------------         ------------------          -------------------
7/00                                                    10000.00                    10000.00                    10000.00
10/00                                                    9540.00                     9505.00                     9407.00
10/01                                                    5665.00                     5678.00                     5649.00
10/02                                                    4534.00                     4620.00                     4541.00
10/03                                                    5493.00                     5476.00                     5531.00
10/04                                                    5862.00                     5620.00                     5718.00

*   Inception of Fund

                             ANNUALIZED TOTAL RETURNS
                             ------------------------
                              PERIODS ENDED 10/31/04    VALUE OF
                             ------------------------   $10,000
                                               SINCE    7/31/04-
                             1 YEAR   3 YEAR   INCEP.   10/31/04
                             ------   ------   ------   --------
Institutional Class(1).....   6.71%    1.14%   (11.81)%  $5,862
AMR Class(1)...............   6.88%    1.23%   (11.70)%  $5,893
Lipper Large-Cap Growth
 Funds Index...............   2.63%   (0.35)%  (12.68)%  $5,620
Russell 1000 Growth Index..   3.38%    0.41%   (12.32)%  $5,718

Russell 1000 (R) Growth Index is a service mark of the Frank Russell Company.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     During the Fund's fiscal year, nine out of ten sectors in the Russell 1000 Growth Index ("Index") posted positive returns. The Fund added value almost exclusively through good stock selection, although sector weighting decisions were mildly beneficial.

     From a stock selection standpoint, the Fund added value in eight sectors. The largest value added sectors for the Fund relative to the Index were Financials and Consumer Staples. Positions in Moody's Corp. (up 35.1%) and Freddie Mac (up 20.9%) contributed most to the Financial sector's outstanding relative performance. In Consumer Staples, positions in Reynolds American, Inc., Gillette Company and Kraft Foods, Inc. were the largest contributors relative to the Index.

     Looking forward, the Fund's sub-advisers will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above average growth potential.

TOP TEN HOLDINGS

                                                   % OF NET
                                                    ASSETS
                                                  ----------
Pfizer, Incorporated                                 5.1%
Johnson & Johnson                                    4.6%
Microsoft Corporation                                4.0%
Qualcomm, Incorporated                               2.5%
Procter & Gamble Company                             2.5%
International Business Machines Corporation          2.1%
Intel Corporation                                    2.1%
Gillette Company                                     1.8%
Viacom, Incorporated                                 1.8%
Cisco Systems, Incorporated                          1.7%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Information Technology                               26.1%
Health Care                                          23.5%
Consumer Discretionary                               17.7%
Financials                                           12.4%
Consumer Staples                                      8.8%
Industrials                                           7.7%
Telecommunication Services                            1.5%
Materials                                             0.8%
Energy                                                0.8%
Utilities                                             0.7%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                          BEGINNING    ENDING
                           ACCOUNT     ACCOUNT     EXPENSES PAID
                            VALUE       VALUE     DURING PERIOD*
                           5/1/04     10/31/04    5/1/04-10/31/04
                          ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                    $1,000.00   $1,003.45        $4.03
Hypothetical              $1,000.00   $1,021.12        $4.06
 (5% return before expenses)
AMR CLASS
Actual                    $1,000.00   $1,005.16        $3.48
Hypothetical              $1,000.00   $1,021.66        $3.51
 (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.40%, 0.35%, for the Institutional and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE MID-CAP VALUE FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Mid-Cap Value Fund returned 2.70% for the four-month period from its inception on June 30 through October 31, 2004. The Fund trailed the Russell Mid-Cap Value Index ("Index") return of 4.09% but was well ahead of the Lipper Mid-Cap Value Funds Index return of 0.58%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 6/30/04* THROUGH 10/31/04
(LINE GRAPH)

                                                                              LIPPER MID-CAP VALUE        RUSSELL MIDCAP VALUE
                                                   INSTITUTIONAL CLASS             FUNDS INDEX                    INDEX
                                                   -------------------        --------------------        --------------------
6/04                                                    10000.00                    10000.00                    10000.00
10/04                                                   10270.00                    10058.00                    10409.00

*   Inception of Fund

                               TOTAL RETURNS
                               PERIODS ENDED       VALUE OF
                                 10/31/04          $10,000
                           ---------------------   6/30/04-
                           3 MOS.   SINCE INCEP.   10/31/04
                           ------   ------------   --------
Institutional Class(1)...  4.26%       2.70%       $ 10,270
Lipper Mid-Cap Value
  Funds Index............  4.65%       0.58%       $ 10,058
Russell Midcap Value
  Index..................  6.99%       4.09%       $ 10,409

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     During July, the first month of the period, the Fund's -1.5% return exceeded the -2.7% return of the Index. The Fund benefited from having a large cash position at inception and in the early days of its existence during a month when the equity markets were down across the board. However, the Fund lost its initial advantage during the last three months of the period, returning 4.3% versus the Index return of 7.0%. The Fund trailed the Index due to stock selection and sector allocation.

     The Fund's investments in the Financials sector detracted most from performance, due to a large position in AON Corp. (down 22.2% during the last three months of the period). The Consumer Discretionary and Utilities sectors also hurt the Fund's performance. In the Consumer Discretionary sector, Rent-A-Center, Inc., Brinker International, Inc., Whirlpool Corp. and Weight Watchers International, Inc. had the largest impact, while CenterPoint Energy, Inc., Wisconsin Energy Corp. and Xcel Energy, Inc. were responsible for most of the underperformance in the Utilities sector. The Fund's holdings in the Consumer Staples sector added value relative to the Index, with Loews
Corp. - Carolina Group (up 16.0%) accounting for most of the excess performance in the sector.

     Sector weightings also detracted from performance from the end of July through the end of October. An overweight position in the Health Care and Consumer Staples sectors, the two worst performing sectors of the Index, was responsible for most of the underperformance attributable to sector allocation.

     The sub-advisers' philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer-term.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Loews Corporation                                    2.2%
XL Capital Limited                                   1.6%
Lear Corporation                                     1.5%
Wellchoice, Incorporated                             1.5%
Kerr-McGee Corporation                               1.5%
R.H. Donnelley Corporation                           1.5%
Wisconsin Energy Corporation                         1.5%
Willis Group Holdings Limited                        1.4%
BearingPoint, Incorporated                           1.4%
American Power Conversion Corporation                1.4%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE MID-CAP VALUE FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           29.7%
Consumer Discretionary                               18.8%
Industrials                                          16.4%
Utilities                                             9.0%
Health Care                                           7.1%
Consumer Staples                                      5.8%
Materials                                             5.5%
Information Technology                                4.1%
Energy                                                3.6%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the inception of the Fund and held for the entire period from June 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                       BEGINNING    ENDING      EXPENSES PAID
                        ACCOUNT     ACCOUNT    DURING PERIOD*
                         VALUE       VALUE        6/30/04-
                       6/30/04**   10/31/04       10/31/04
                       ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                 $1,000.00   $1,027.00        $3.87
Hypothetical           $1,000.00   $1,013.12        $3.85
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratio for the four-month period of 0.84%, for the Institutional Class, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the four-month period (124) by days in the year (366) to reflect the four-month period.

**  Commencement of operations, June 30, 2004.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Small Cap Value Fund returned 19.86% for the twelve months ended October 31, 2004, outperforming the Russell 2000 Value Index ("Index") return of 17.99% and the Lipper Small-Cap Value Funds Index return of 17.12% for the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/04
(LINE GRAPH)

                                                                             LIPPER SMALL-CAP VALUE        RUSSELL 2000 VALUE
                                                   INSTITUTIONAL CLASS             FUNDS INDEX                    INDEX
                                                   -------------------       ----------------------        ------------------
12/98                                                   10000.00                    10000.00                    10000.00
10/99                                                    9070.00                     9513.00                     9508.00
10/00                                                   10320.00                    11261.00                    11153.00
10/01                                                   12400.00                    12151.00                    12129.00
10/02                                                   12808.00                    11799.00                    11822.00
10/03                                                   18886.00                    16693.00                    16584.00
10/04                                                   22637.00                    19551.00                    19567.00

*   Inception of Institutional Class of Fund

                             ANNUALIZED TOTAL RETURNS
                            ---------------------------
                              PERIODS ENDED 10/31/04      VALUE OF
                            ---------------------------    $10,000
                                                SINCE     12/31/98-
                            1 YEAR   5 YEARS    INCEP.    10/31/04
                            ------   -------   --------   ---------
Institutional Class(1)....  19.86%   20.07%     15.03%     $22,637
PlanAhead Class(1,2)......  19.56%   19.77%     14.74%     $22,302
AMR Class(1,2)............  20.12%   20.42%     15.34%     $22,991
Service Class(1,3)........  19.24%   19.66%     14.65%     $22,200
Lipper Small-Cap Value
 Funds Index..............  17.12%   15.50%     12.18%     $19,551
Russell 2000 Value Index..  17.99%   15.53%     12.20%     $19,567

*   Russell 2000 (R) Value Index is a service mark of the Frank Russell
    Company.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

    Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the returns of the PlanAhead Class from 3/1/99 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/31/98.

     The Fund generated positive returns in every sector except Consumer Staples and Information Technology and outperformed the Index in seven out of ten sectors during the period. Both stock selection and sector allocation added to the Fund's relative performance.

     Stock selection in the Consumer Discretionary and Industrials sectors had the greatest impact. Positions in Jack in the Box, Inc. (up 83.5%), Mandalay Resort Group (up 76.7%), Foot Locker, Inc. (up 33.4%) and Brunswick Corp. (up 60.8%) were the major contributors to the Consumer Discretionary sector's positive impact on the Fund's performance. Holdings such as Valassis Communications, Inc., Terex Corp. and Brady Corp. in the Industrials sector contributed significantly. The Consumer Staples sector detracted from performance, mostly due to a large position in American Italian Pasta Co., but not enough to offset the superior performance in other sectors.

     The Fund's underweighting in the Information Technology sector, which was the second worst performing sector of the Index, and overweighting of the top-performing Energy sector, contributed significantly to the Fund's excess performance relative to the Index. However, underweighting the Financials sector and overweighting the Consumer Discretionary sector erased some of that advantage.

     The sub-advisers continue to focus on stock selection, uncovering investment opportunities in the current economic environment.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Valassis Communications, Incorporated                1.5%
Encore Acquisition Company                           1.1%
Kerzner International Limited                        0.9%
Del Monte Foods Company                              0.8%
Beazer Homes USA, Incorporated                       0.8%
Reinsurance Group of America, Incorporated           0.8%
NSTAR                                                0.8%
Kirby Corporation                                    0.8%
WCI Communities, Incorporated                        0.8%
Bank Hawaii Corporation                              0.8%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Consumer Discretionary                               21.1%
Financials                                           20.9%
Industrials                                          18.3%
Utilities                                             9.4%
Materials                                             7.4%
Information Technology                                7.2%
Health Care                                           5.9%
Energy                                                5.4%
Consumer Staples                                      4.0%
Telecommunication Services                            0.4%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                           BEGINNING    ENDING
                            ACCOUNT     ACCOUNT     EXPENSES PAID
                             VALUE       VALUE     DURING PERIOD*
                            5/1/04     10/31/04    5/1/04-10/31/04
                           ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                     $1,000.00   $1,061.97        $4.62
Hypothetical               $1,000.00   $1,020.65        $4.53
  (5% return before expenses)
PLANAHEAD CLASS
Actual                     $1,000.00   $1,060.64        $5.90
Hypothetical               $1,000.00   $1,019.41        $5.78
  (5% return before expenses)
AMR CLASS
Actual                     $1,000.00   $1,063.42        $3.11
Hypothetical               $1,000.00   $1,022.13        $3.04
  (5% return before expenses)
SERVICE CLASS
Actual                     $1,000.00   $1,059.60        $7.11
Hypothetical               $1,000.00   $1,018.23        $6.97
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.45%, 0.57%, 0.30%, 0.69%, for the Institutional, PlanAhead, AMR, and Service Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year
    (184) by days in the year (366) to reflect the half-year period.

INTERNATIONAL EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

Despite concerns about the outlook for corporate earnings growth and the rise in oil prices and interest rates, the global economy continued to grow rapidly during the fiscal year ended October 31, 2004.

Continued economic strength reflected strong consumer and business confidence in China, the U.S., Japan and Europe. Although the 12-nation euro zone lagged other regions in the current recovery, the European Central Bank forecasted a growth rate between 1.6% and 2.2% for 2004. This compares to GDP growth of only 0.5% in 2003. In Japan, the economy has been emerging from a decade-long deflationary period. During the fiscal year, Japan's consumer and business confidence reached their highest levels since 1991. However, second quarter 2004 GDP growth was only 1.3% annualized, significantly below the 7.0% annualized average of the preceding two quarters. Japan continues to struggle with falling prices in the absence of a stronger response by its central bank. Despite relatively higher growth rates in the U.S., the dollar continued to depreciate and reached an all time low vs. the euro, and an 11-year low vs. the pound sterling. The dollar's decline bolstered U.S. corporate profits and aided the Fed's deflation battle. By making imports more expensive, the weak dollar should ameliorate the current U.S. account deficit (which by year end reached approximately 6% of GDP).

By late spring, despite preemptive actions by its authorities to engineer a soft landing, markets feared a potentially sharp downturn in the Chinese credit cycle. Chinese imports have become an important source of external demand in the global economy. A slowdown in the Chinese economy implies a potentially significant amount of collateral damage to several of its trading partners. Euro zone economies continued to show few signs of vitality. The rise in the euro vs. the U.S. dollar since its low in July 2001 has depressed revenue growth of many European multinational companies. However, the seemingly insatiable Chinese demand for industrial equipment, especially German capital goods, has soothed some of the pain from the euro's appreciation. In recognition of this precarious regional economic recovery, the European Central Bank pursued a course of neutral monetary policy. The Japanese trade surplus reached new highs as Japanese firms continued to benefit from the Asian trade boom. Nonetheless, excess capacity shows no sign of abating and private credit demand remains dormant in Japan.

On June 30th, the U.S. Federal Reserve Bank raised interest rates for the first time in four years to 1.25%. The Fed appeared ready to continue tightening until real short-term interest rates reach 0% (roughly 2% nominal). The Fed raised rates by a quarter point at each subsequent FOMC meeting, reaching 1.75% by the end of the fiscal year. Overnight lending rates remained 0% in Japan, while the European Central Bank made no adjustment with interest rates unchanged at a six-decade low of 2%. Central banks in the UK and Australia already reached an end to their tightening cycle and have achieved the desired effect of cooling their respective economies without creating havoc in the property sector. Consumer spending remained buoyant in the U.S. and some parts of Europe such as the UK and France, but did not revive in Germany. Industrial production and business confidence are improving in all euro regions excluding Germany. In an effort to keep their currencies from appreciating, Asian central banks (particularly the Bank of Japan) have acted to support domestic growth by intervening in the currency markets. Meanwhile, China's economy continued to grow, with no obvious signs of cooling, benefiting from the indomitable U.S. consumption. U.S. unemployment continued to accommodate a gradual recovery by remaining low. American housing, meanwhile, posted strong results from both existing and new home sales.

Oil prices soared to a new high in October, touching $55 per barrel (West Texas Intermediate), an 85% increase over the past year. The Canadian dollar has benefited more from high energy and natural resource prices than any other currency. This boom has encouraged the Bank of Canada to raise interest rates twice in recent months to 2.5%. Soaring energy costs add a sizable cost burden to manufacturing and transportation throughout oil importing nations. The European Central Bank has continued to hold interest rates steady at 2.0% (a six decade low) as a result of both escalating energy costs and rising unemployment impacting the euro region's sluggish recovery. China's GDP growth slowed modestly from 9.6% annualized to 9.1%; meanwhile consumer prices rose 5.2%. In late October, in an effort to cool its economy, the Chinese central bank jolted global markets by announcing a surprise 27 basis point interest rate hike -- its first in nine years. It is possible that this is the beginning of a fundamental change in China, and the start of a shift towards a more market-based approach to monetary and economic policy. Rising global interest rates along with high input prices (both energy and raw materials) indicate that global growth is likely to moderate in the next 12 months.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned 22.49% for the twelve months ended October 31, 2004. The Fund outperformed the MSCI EAFE Index (the "Index") return of 18.84% and the Lipper International Funds Index return of 16.56%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/94 THROUGH 10/31/04
(LINE GRAPH)

                                                                              LIPPER INTERNATIONAL
                                                   INSTITUTIONAL CLASS             FUNDS INDEX               MSCI EAFE INDEX
                                                   -------------------        --------------------           ---------------
10/94                                                   10000.00                    10000.00                    10000.00
10/95                                                   10790.00                     9953.00                     9963.00
10/96                                                   12653.00                    11209.00                    11006.00
10/97                                                   15068.00                    12708.00                    11516.00
10/98                                                   15699.00                    13297.00                    12627.00
10/99                                                   18836.00                    16361.00                    15535.00
10/00                                                   19280.00                    16926.00                    15084.00
10/01                                                   16091.00                    12846.00                    11324.00
10/02                                                   14400.00                    11527.00                     9828.00
10/03                                                   18952.00                    14586.00                    12486.00
10/04                                                   23214.00                    17002.00                    14838.00

                             ANNUALIZED TOTAL RETURNS
                            ---------------------------   VALUE OF
                              PERIODS ENDED 10/31/04       $10,000
                            ---------------------------   10/31/94-
                            1 YEAR   5 YEARS   10 YEARS   10/31/04
                            ------   -------   --------   ---------
Institutional Class(1)....  22.49%     4.27%     8.79%     $23,214
PlanAhead Class(1)........  22.16%     4.08%     8.52%     $22,648
AMR Class(1)..............  22.84%     4.53%     9.07%     $23,830
Service Class(1,2)........  21.88%     3.98%     8.46%     $22,537
Lipper Int'l. Funds
 Index....................  16.56%     0.77%     5.45%     $17,002
MSCI EAFE Index...........  18.84%    (0.92)%    4.02%     $14,838

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 10/31/94 up to 5/1/03, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 10/31/94.

     The Fund outperformed the Index over the past fiscal year primarily due to strong stock selection, although country allocation was also positive. In France, significant positions in Aventis (up 59.5% during the period it was held by the Fund), Vinci (up 68.6%) and Total (up 37.5%) contributed over 1% in relative performance as compared to the Index. In the United Kingdom, the Fund added value by owning BAE Systems (up 46.5%) and Reuters Group (up 60.4%), while German holdings, Celesio and E.ON (both up over 65%), also contributed to the Fund's outperformance. Country allocation added value primarily due to the Fund's nearly 9% underweighting in Japan versus the Index as the Japanese market gained only 8.9% during the period.

     Similar to country attribution, most of the value added from a sector perspective was due to stock selection although sector allocation was also positive. Stock selection was particularly strong in the Health Care, Industrials and Information Technology sectors. Within the Health Care sector, Aventis and Celesio contributed over 1% in relative performance as compared to the Index. Industrial companies SIG Holding (up 39.6%), Geberit (up 61.0%), Vinci (up 68.6%) and BAE Systems (up 46.5%) also contributed in excess of 1% relative to the Index. Within the Information Technology sector, Amadeus Global Travel Distribution gained 27.1% during the time it was held by the Fund.

     From a sector allocation perspective, the Fund added value by underweighting Information Technology, which was the worst sector for the period (and only sector with a negative return) as it dropped by just over 1%.

     Although economic and market conditions vary from period to period, the Fund's primary strategy remains consistent as it focuses on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Sanofi-Synthelabo                                    2.1%
Vodafone Group plc                                   2.1%
GlaxoSmithKline plc                                  2.1%
Total S.A.                                           1.7%
Royal Bank of Scotland Group plc                     1.6%
Koninklijke (Royal) Philips Electronics N.V.         1.6%
Diageo plc                                           1.4%
Telefonica S.A.                                      1.3%
Royal Dutch Petroleum Company                        1.3%
Unilever plc                                         1.2%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           25.6%
Industrials                                          13.3%
Consumer Discretionary                               11.6%
Telecommunication Services                           10.0%
Health Care                                           8.4%
Energy                                                8.0%
Materials                                             8.0%
Consumer Staples                                      7.8%
Utilities                                             4.2%
Information Technology                                3.1%

REGIONAL ALLOCATION*
(PIE CHART)

EUROPE                                                 PACIFIC RIM                NORTH AMERICA              CENTRAL AMERICA
------                                                 -----------                -------------              ---------------
77.9                                                      19.40                       2.50                        0.20

*   Allocation based upon gross investments in AMR Investment
    Services International Equity Portfolio.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                           BEGINNING    ENDING
                            ACCOUNT     ACCOUNT     EXPENSES PAID
                             VALUE       VALUE     DURING PERIOD*
                            5/1/04     10/31/04    5/1/04-10/31/04
                           ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                     $1,000.00   $1,080.12        $3.92
Hypothetical               $1,000.00   $1,021.37        $3.81
  (5% return before expenses)
PLANAHEAD CLASS
Actual                     $1,000.00   $1,078.92        $5.25
Hypothetical               $1,000.00   $1,020.09        $5.10
  (5% return before expenses)
AMR CLASS
Actual                     $1,000.00   $1,081.49        $2.49
Hypothetical               $1,000.00   $1,022.74        $2.42
  (5% return before expenses)
SERVICE CLASS
Actual                     $1,000.00   $1,077.33        $6.61
Hypothetical               $1,000.00   $1,018.77        $6.43
  (5% return before expenses)

* Expense amounts are inclusive of the Fund's proportionate share of expenses of the AMR Investment Services Trust International Equity Portfolio. Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.38%, 0.50%, 0.24%, 0.64%, for the Institutional, PlanAhead, AMR, and Service Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

EMERGING MARKETS OVERVIEW

--------------------------------------------------------------------------------

Global emerging markets had strong returns with the MSCI EM Index gaining over 19% during the twelve months ended October 31, 2004, though not without volatility. Latin America and Europe, Middle East and Africa (EMEA) were the star regions, returning 37% and 33% respectively. Brazil gained 41% and Mexico rose 37%. In EMEA, Russia and South Africa each gained 32% and 33% respectively, while Turkey gained 44%. Asia lagged gaining only 7%. Indonesia gained 43%, China and South Korea each rose 10%, while Taiwan fell 7%.

     In Africa and the Middle East, geopolitical turmoil and climbing oil prices made for an interesting investing backdrop. South Africa experienced a strong Rand, in addition to exceptional performance by the many materials producers there.

     Asia was a very active region in the last year. Chinese authorities announced plans during the first quarter of 2004 to reign in capital spending by lowering the allowable debt value for future cement, steel, and construction projects in an attempt to orchestrate a "soft landing." Asia was the hardest hit by the news, as investors moved quickly to ward off market weakness caused by a possible slowdown in trade activity. More recently, the People's Bank of China surprised capital markets by raising interest rates for the first time in nine years, triggering more uncertainty in the pacific rim. Despite worries that a second quarter election upset in India would hamper the privatization movement from which the country has benefited in recent years, the newly-elected Congress party has been more liberal than anticipated regarding business matters. Steel producers experienced record demand, resulting from the torrid Chinese infrastructure expansion that seemingly culminated in the last twelve months.

     The emerging markets successfully outperformed both the U.S. market, as defined by the S&P 500 Index, and developed international markets, as defined by the MSCI EAFE Index, over the year ended October 31, 2004. Emerging markets outperformed the U.S. market by 10%, and the EAFE Index by less than 1%. On a 5 year basis, emerging markets outperformed the U.S. market by 8% annualized and the EAFE Index by 7% annualized. Despite the success of the emerging markets asset class, earnings have kept pace such that the asset class was trading at a 35% discount to the S&P 500 on a 12-month forward price-to-earnings basis as of October 31st. Additionally, the emerging markets are second only to the U.S. as far as corporate profitability as defined by return on earnings.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Emerging Markets Fund returned 19.65% for the twelve months ended October 31, 2004. The Fund outperformed the MSCI Emerging Markets Index ("Index") return of 19.02%, but underperformed the Lipper Emerging Markets Funds Index return of 21.58%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/04
(LINE GRAPH)

                                                                               MSCI EMG MKTS FREE         LIPPER EMG MKT FUNDS
                                                   INSTITUTIONAL CLASS                INDEX                       INDEX
                                                   -------------------         ------------------         --------------------
7/00                                                    10000.00                    10000.00                    10000.00
10/00                                                    8170.00                     8499.00                     8455.00
10/01                                                    6657.00                     6488.00                     6578.00
10/02                                                    7309.00                     7023.00                     7047.00
10/03                                                   10851.00                    10417.00                    10456.00
10/04                                                   12983.00                    12398.00                    12713.00

*   Inception of Institutional Class of Fund

                             ANNUALIZED TOTAL RETURNS
                            ---------------------------
                              PERIODS ENDED 10/31/04      VALUE OF
                            ---------------------------    $10,000
                                                SINCE     7/31/00-
                            1 YEAR   3 YEARS    INCEP.    10/31/04
                            ------   -------   --------   ---------
Institutional Class(1)....  19.65%   24.94%      6.34%     $12,983
PlanAhead Class(1,2)......  19.33%   24.66%      6.17%     $12,897
AMR Class(1)                20.00%... 25.28%     6.61%     $13,126
Lipper Emg Mkt Funds
 Index....................  21.58%   24.56%      5.81%     $12,713
MSCI Emg Mkts Index.......  19.02%   24.09%      5.19%     $12,398

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00.

     The Fund outperformed the Index over the past twelve months due mostly to country allocation, although stock selection added value as well. From a country allocation perspective, overweighting Egypt (the second best market in the Index during the period, up 117.3%) and Brazil (up 40.4%) added value. Also the Fund benefited from underweighting China (up 11.1%) and Israel (the third worst market for the period up 6.1%), as both markets underperformed the Index. Stock selection was particularly strong in South Africa, Russia, India and Israel. Significant positions in African Bank Investments (up over 130%) and Bidvest Group (up nearly 90%) added value in South Africa, while Russian stocks LUKOIL (up nearly 60%) and non-Index stock Mobile Telesystems (up over 90%) outperformed. While a number of stocks helped in India, Check Point Software stood out in Israel as it gained 33.1%.

     Turning to sector attribution, both stock selection and sector allocation added value. Stock selection was particularly strong in the Telecomm Services and Health Care sectors. Within the Telecomm Services sector, the Fund's positions in non-Index stocks America Movil (up 85.7%) and Mobile Telesystems (up 91.3%) added value, while several stocks in the Health Care sector added value. From a sector allocation perspective, most of the added value was attributable to underweighting the two worst performing sectors, Information Technology and Health Care, which fell 5.5% and 3.7%, respectively.

     Despite the strong performance of the emerging markets asset class, the Fund's basic philosophy remains focused on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Samsung Electronics Company Limited                  2.3%
Petroleo Brasileiro S.A., ADR                        1.7%
LUKOIL Oil Company, ADR                              1.6%
Samsung SDI Company Limited                          1.4%
Korea Electric Power Corporation                     1.3%
America Movil S.A. de C.V., ADR                      1.2%
Telefonos de Mexico, S.A. de C.V., ADR               1.2%
United Microelectronics Corporation                  1.1%
Anglo American plc                                   1.1%
Nedcor Limited                                       1.1%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           18.4%
Telecommunication Services                           14.2%
Information Technology                               12.6%
Consumer Discretionary                               11.6%
Materials                                            10.8%
Energy                                                9.9%
Industrials                                           8.8%
Consumer Staples                                      7.5%
Utilities                                             4.6%
Health Care                                           1.6%

COUNTRY ALLOCATION
(PIE CHART)

South Korea                                                                      16.1
South Africa                                                                       15
Other Europe, Middle East, Africa                                                  12
Taiwan                                                                           11.5
Brazil                                                                           10.8
India                                                                             8.3
Mexico                                                                            8.1
Other Asia                                                                        7.1
China                                                                             6.6
Malaysia                                                                          2.7
Israel                                                                            1.2
Other Latin America                                                               0.6

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                           BEGINNING    ENDING
                            ACCOUNT     ACCOUNT     EXPENSES PAID
                             VALUE       VALUE     DURING PERIOD*
                            5/1/04     10/31/04    5/1/04-10/31/04
                           ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                     $1,000.00   $1,081.27       $ 9.59
Hypothetical               $1,000.00   $1,015.92       $ 9.29
  (5% return before expenses)
PLANAHEAD CLASS
Actual                     $1,000.00   $1,079.24       $11.24
Hypothetical               $1,000.00   $1,014.32       $10.89
  (5% return before expenses)
AMR CLASS
Actual                     $1,000.00   $1,081.84       $ 8.27
Hypothetical               $1,000.00   $1,017.19       $ 8.01
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.926%, 1.08%, 0.79%, for the Institutional, PlanAhead, and AMR, Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year
    (366) to reflect the half-year period.

DOMESTIC BOND MARKET OVERVIEW

--------------------------------------------------------------------------------

HIGH YIELD
The high yield market continued along its upward trend over the twelve months ended October 31, 2004, with the Lehman U.S. Corporate High Yield Index returning 12.32%. While fiscal 2004 generated very nice returns, this was clearly a long way from the nearly 34% of the prior fiscal year. In 2003 and 2004, taking risk and extending duration were the two most successful portfolio strategies.

     With fundamental credit analysis again becoming an important factor and yield spread compression in effect, this provided a marked contrast to 2003 and 2004, when a "rising tide lifted all boats". Starting in the first quarter of 2004, the market shifted back to valuing fundamental results.

     The size of the high yield market appears to be stabilizing after a decade of continuous growth. Even though 2004 has had record new debt issuance, the market has not increased in size because the new issue proceeds have been used primarily for refinancing existing securities and not for capital growth.

     Entering fiscal 2005, the high yield market is experiencing very few defaults, more upgrades than downgrades and very strong demand balanced with modest supply. The underlying strength in the U.S. economy should have a positive effect on earnings and stability of corporate balance sheets.

INVESTMENT GRADE
For the twelve-month period ended October 31, 2004, the investment grade fixed-income markets, as defined by the Lehman Brothers Aggregate Index (the "Index"), produced a 5.53% total return. The individual sectors within the Index generally performed well with the U.S. Corporate sector continuing to produce the highest total return at 6.59%. Asset-backed securities produced the lowest return at 4.13%. The Treasury curve flattened during the period with short-term rates rising in response to the Fed's interest rate hikes, and longer-term rates declining. The U.S. Corporate markets improved during the period with credit spreads tightening in response to improved economic growth and strong corporate profitability. Within the credit spectrum, triple-B rated securities continued to perform well producing a 7.83% return during the period.

                                   TOTAL RETURNS
                              -----------------------
                              PERIODS ENDED 10/31/04
                              -----------------------
SECTOR                        6 MONTH*       12 MONTH
------                        --------       --------
Lehman Aggregate               4.23%          5.53%
Lehman Gov/Credit              4.35%          5.57%
U.S. Treasury                  4.18%          4.97%
U.S. Agency                    3.49%          4.53%
Mortgage-Backed                4.12%          5.57%
Commercial MBS                 4.40%          5.56%
U.S. Corporate                 4.92%          6.59%
Asset-Backed                   2.55%          4.13%
-----------------------------------------------------
CREDIT RATING
Aaa                            3.58%          4.49%
Aa                             4.10%          5.15%
A                              4.90%          6.18%
Baa                            5.49%          7.83%

(source: Lehman Brothers)

     With the Federal Reserve Bank embarking on a measured pace of interest rate increases, beginning June 30, 2004, the short end of the yield curve moved up accordingly. The employment recovery has been choppy and inflation was still low by historical standards, but the Fed made it clear that a 1.00% Fed Funds rate was too low for the economic environment. The Fed Funds rate ended the period at 1.75% with many investors expecting further increases in the near future. Despite rising short-term rates, the 2-year Treasury produced an attractive 1.82% total return during the period. While short-term interest rates were watching the Fed, longer-term rates were watching inflation. The core inflation indicators, which reached a bottom in mid-2003, rebounded somewhat during the period but were still comfortably below 2.00%. Yet, with prices surging in many of the commodity sectors, markets were skeptical about longer-term interest rates. Companies are paying higher prices for raw materials, but they are not able to pass higher prices through to the consumer. With mild inflation at the consumer level, investors in longer term Treasuries found interest rates attractive, which sent yields down slightly.

BOND MARKET OVERVIEW

--------------------------------------------------------------------------------

(US TREASURY YIELD CURVE GRAPH)

                                                                            0.95                               1.89
                                                                            ----                               ----
                                                                            1.03                               2.12
                                                                            1.16                               2.19
                                                                            1.29                               2.26
                                                                            1.43                               2.33
                                                                            1.56                               2.41
                                                                            1.69                               2.48
2 Yr.                                                                       1.82                               2.55
                                                                            1.94                               2.61
                                                                            2.06                               2.67
                                                                            2.17                               2.73
                                                                            2.29                               2.79
                                                                            2.41                               2.85
                                                                            2.53                               2.92
                                                                            2.65                               2.98
                                                                            2.77                               3.04
                                                                            2.89                               3.10
                                                                            3.00                               3.16
                                                                            3.12                               3.22
5 Yr.                                                                       3.24                               3.28
                                                                            3.29                               3.32
                                                                            3.35                               3.36
                                                                            3.40                               3.39
                                                                            3.45                               3.43
                                                                            3.50                               3.47
                                                                            3.56                               3.50
                                                                            3.61                               3.54
                                                                            3.66                               3.58
                                                                            3.71                               3.62
                                                                            3.77                               3.65
                                                                            3.82                               3.69
                                                                            3.87                               3.73
                                                                            3.93                               3.76
                                                                            3.98                               3.80
                                                                            4.03                               3.84
                                                                            4.08                               3.87
                                                                            4.14                               3.91
                                                                            4.19                               3.95
                                                                            4.24                               3.99
10 Yr.                                                                      4.29                               4.02
                                                                            4.30                               4.03
                                                                            4.31                               4.04
                                                                            4.32                               4.05
                                                                            4.33                               4.06
                                                                            4.35                               4.07
                                                                            4.36                               4.08
                                                                            4.37                               4.09
                                                                            4.38                               4.10
                                                                            4.39                               4.11
                                                                            4.40                               4.12
                                                                            4.41                               4.13
                                                                            4.42                               4.14
                                                                            4.43                               4.15
                                                                            4.44                               4.16
                                                                            4.45                               4.17
                                                                            4.46                               4.18
                                                                            4.47                               4.19
                                                                            4.48                               4.20
                                                                            4.49                               4.20
                                                                            4.50                               4.21
                                                                            4.51                               4.22
                                                                            4.52                               4.23
                                                                            4.53                               4.24
                                                                            4.54                               4.25
                                                                            4.55                               4.26
                                                                            4.57                               4.27
                                                                            4.58                               4.28
                                                                            4.59                               4.29
                                                                            4.60                               4.30
                                                                            4.61                               4.31
                                                                            4.62                               4.32
                                                                            4.63                               4.33
                                                                            4.64                               4.34
                                                                            4.65                               4.35
                                                                            4.66                               4.36
                                                                            4.67                               4.37
                                                                            4.68                               4.38
                                                                            4.69                               4.39
                                                                            4.70                               4.40
                                                                            4.71                               4.41
                                                                            4.72                               4.42
                                                                            4.73                               4.43
                                                                            4.74                               4.43
                                                                            4.75                               4.44
                                                                            4.76                               4.45
                                                                            4.77                               4.46
                                                                            4.79                               4.47
                                                                            4.80                               4.48
                                                                            4.81                               4.49
                                                                            4.82                               4.50
                                                                            4.83                               4.51
                                                                            4.84                               4.52
                                                                            4.85                               4.53
                                                                            4.86                               4.54
                                                                            4.87                               4.55
                                                                            4.88                               4.56
                                                                            4.89                               4.57
                                                                            4.90                               4.58
                                                                            4.91                               4.59
                                                                            4.92                               4.60
                                                                            4.93                               4.61
                                                                            4.94                               4.62
                                                                            4.95                               4.63
                                                                            4.96                               4.64
                                                                            4.97                               4.65
                                                                            4.98                               4.65
                                                                            4.99                               4.66
                                                                            5.01                               4.67
                                                                            5.02                               4.68
                                                                            5.03                               4.69
                                                                            5.04                               4.70
                                                                            5.05                               4.71
                                                                            5.06                               4.72
                                                                            5.07                               4.73
                                                                            5.08                               4.74
                                                                            5.09                               4.75
                                                                            5.10                               4.76
                                                                            5.11                               4.77
                                                                            5.12                               4.78
30 Yr.                                                                      5.13                               4.79

     The U.S. Corporate sector continued to produce strong total returns during the period as credit spreads tightened reflecting improved corporate fundamentals and investor appetite for yield. Economic data was showing signs of strength, geopolitical concerns were abating, elections were near, and corporate spreads were still attractive. Companies continued to improve their balance sheets and have significantly reduced debt issuance as compared to prior years. Cash flows have been strong and balance sheet repair has been a key variable to the overall economic recovery.

     The industries that benefited from this environment were the consumer cyclical and commodity related industries, which perform well in periods of sustained consumer spending and rising basic commodity prices. On the other hand, the industries that paid the higher prices did not fare so well, including transportation and capital goods manufacturers.
(LB AGGREGATE INDEX CREDIT SPREADS GRAPH)

                                      INDEX            AAA CREDIT           AA CREDIT           A CREDIT           BAA CREDIT
                                      -----            ----------           ---------           --------           ----------
Jan-03                               180.00               63.00               99.00              174.00              268.00
                                     176.00               62.00               96.00              171.00              261.00
                                     171.00               59.00               94.00              163.00              256.00
                                     173.00               61.00               95.00              164.00              260.00
                                     169.00               59.00               89.00              161.00              257.00
                                     169.00               58.00               90.00              161.00              256.00
                                     167.00               54.00               89.00              158.00              256.00
                                     165.00               54.00               89.00              157.00              251.00
                                     162.00               53.00               85.00              155.00              247.00
                                     167.00               57.00               87.00              163.00              249.00
                                     167.00               56.00               89.00              167.00              245.00
                                     165.00               55.00               90.00              168.00              238.00
                                     161.00               53.00               85.00              161.00              235.00
Apr-03                               159.00               53.00               86.00              159.00              229.00
                                     157.00               52.00               85.00              155.00              227.00
                                     149.00               51.00               80.00              146.00              217.00
                                     144.00               48.00               78.00              139.00              210.00
                                     134.00               47.00               76.00              130.00              193.00
                                     128.00               42.00               70.00              125.00              186.00
                                     130.00               43.00               70.00              126.00              191.00
                                     132.00               44.00               72.00              128.00              192.00
                                     128.00               42.00               69.00              125.00              186.00
                                     128.00               43.00               69.00              127.00              184.00
                                     124.00               41.00               66.00              120.00              181.00
                                     123.00               41.00               67.00              120.00              178.00
                                     124.00               41.00               67.00              120.00              179.00
Jul-03                               124.00               40.00               67.00              122.00              180.00
                                     122.00               41.00               66.00              118.00              176.00
                                     119.00               42.00               68.00              116.00              169.00
                                     118.00               42.00               69.00              114.00              168.00
                                     128.00               55.00               81.00              124.00              176.00
                                     121.00               45.00               73.00              116.00              171.00
                                     126.00               48.00               76.00              121.00              179.00
                                     121.00               48.00               72.00              115.00              173.00
                                     120.00               48.00               73.00              115.00              169.00
                                     119.00               49.00               54.00               93.00              174.00
                                     117.00               47.00               51.00               91.00              172.00
                                     113.00               46.00               54.00               88.00              165.00
                                     114.00               45.00               53.00               88.00              167.00
Oct-03                               115.00               48.00               57.00               89.00              167.00
                                     114.00               44.00               57.00               90.00              165.00
                                     109.00               44.00               56.00               85.00              157.00
                                     112.00               47.00               56.00               86.00              164.00
                                     108.00               45.00               54.00               83.00              156.00
                                     109.00               47.00               55.00               84.00              158.00
                                     102.00               41.00               49.00               78.00              149.00
                                     103.00               41.00               50.00               80.00              151.00
                                     100.00               39.00               48.00               79.00              146.00
                                     101.00               40.00               49.00               80.00              144.00
                                     100.00               39.00               48.00               81.00              143.00
                                      99.00               39.00               50.00               80.00              141.00
                                      98.00               38.00               49.00               79.00              139.00
Jan-04                                97.00               39.00               50.00               79.00              136.00
                                      95.00               38.00               49.00               78.00              134.00
                                      95.00               38.00               49.00               78.00              134.00
                                      96.00               40.00               49.00               79.00              134.00
                                      97.00               40.00               49.00               79.00              136.00
                                     100.00               41.00               53.00               82.00              141.00
                                      95.00               36.00               48.00               77.00              135.00
                                      96.00               35.00               48.00               79.00              136.00
                                      96.00               37.00               49.00               78.00              137.00
                                      97.00               38.00               48.00               78.00              138.00
                                      99.00               38.00               48.00               78.00              143.00
                                      99.00               39.00               48.00               79.00              142.00
                                      99.00               39.00               48.00               79.00              142.00
Apr-04                                98.00               40.00               48.00               80.00              140.00
                                      97.00               40.00               48.00               80.00              137.00
                                      98.00               40.00               50.00               80.00              138.00
                                      96.00               41.00               50.00               80.00              133.00
                                      97.00               40.00               51.00               80.00              137.00
                                     103.00               45.00               55.00               86.00              144.00
                                     103.00               42.00               53.00               85.00              147.00
                                     103.00               42.00               53.00               86.00              145.00
                                     102.00               40.00               54.00               85.00              144.00
                                     103.00               41.00               56.00               85.00              145.00
                                     102.00               42.00               56.00               86.00              144.00
                                     102.00               42.00               56.00               86.00              143.00
                                     101.00               41.00               55.00               85.00              141.00
Jul-04                               103.00               42.00               57.00               87.00              145.00
                                     103.00               42.00               56.00               87.00              145.00
                                     102.00               41.00               56.00               87.00              142.00
                                     101.00               42.00               56.00               86.00              141.00
                                      99.00               41.00               54.00               85.00              137.00
                                     101.00               42.00               54.00               87.00              141.00
                                      99.00               38.00               52.00               84.00              140.00
                                      99.00               39.00               53.00               85.00              138.00
                                      97.00               38.00               53.00               83.00              136.00
                                      96.00               38.00               53.00               82.00              134.00
                                      96.00               39.00               52.00               82.00              135.00
                                      94.00               40.00               51.00               81.00              132.00
                                      94.00               38.00               51.00               79.00              132.00
Oct-04                                94.00               40.00               54.00               80.00              131.00
                                      93.00               40.00               53.00               79.00              130.00
                                      93.00               39.00               52.00               79.00              131.00
                                      95.00               39.00               52.00               78.00              135.00
                                      93.00               38.00               51.00               77.00              131.00
                                      89.00               37.00               48.00               75.00              127.00

     The Mortgage sector of the Index also produced a relatively attractive return of 5.57%, during the period, reflecting lower prepayment rates and higher yields to maturity. Although the government agency, Fannie Mae, was the subject of criticism during the period due to its accounting practices, its mortgage and agency bonds performed well despite the headlines.

     Overall, the fixed-income markets performed well during this period in an improving economy and a rising Fed Funds rate. In the past, this type of environment did not bode well for the bond market; however, given the mildness of the recovery and the comfortable level of inflation, fixed-income investors were rewarded for their participation.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the High Yield Bond Fund returned 10.19% for the twelve months ended October 31, 2004. Despite its strong absolute return, the Fund trailed the Lipper High Current Yield Bond Funds Index return of 11.11%, the Lehman Brothers Corporate High Yield Index return of 12.32% and the Lehman Brothers corporate High Yield Index ("Lehman Index") return of 12.32%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/29/00* THROUGH 10/31/04
(LINE GRAPH)

                                                                              LEHMAN BROS CORP HIGH        LIPPER HIGH CURRENT
                                                   INSTITUTIONAL CLASS             YIELD INDEX              YIELD FUNDS INDEX
                                                   -------------------        ---------------------        -------------------
12/00                                                   10000.00                    10000.00                    10000.00
10/01                                                   10533.00                    10199.00                     9618.00
10/02                                                   11194.00                     9640.00                     9045.00
10/03                                                   13446.00                    12896.00                    11783.00
10/04                                                   14816.00                    14484.00                    13092.00

*   Inception of Institutional Class of Fund

                            ANNUALIZED TOTAL RETURNS
                            -------------------------
                             PERIODS ENDED 10/31/04     VALUE OF
                            -------------------------   $10,000
                                               SINCE    7/31/00-
                            1 YEAR   3 YEARS   INCEP.   10/31/04
                            ------   -------   ------   --------
Institutional Class(1)....  10.19%    12.05%   10.78%   $14,816
PlanAhead Class(1,2)......   9.94%    11.47%   10.34%   $14,590
Service Class(1,3)........   9.41%    11.05%   10.01%   $14,422
Lehman Bros. High Yield
  Index...................  12.32%    12.40%   10.15%   $14,484
Lipper High Current Yield
  Funds Index.............  11.11%    10.79%    7.26%   $13,092

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the three-year and since inception periods represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

3 Fund performance for the three-year and since inception periods represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the returns of the PlanAhead Class from 3/1/02 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/29/00.

     The Fund, relative to the Lehman Index, was underweighted in the three best performing sectors. The Basic Industry sector was the top sector for the period with a return of 16.7%. The Utility and Financial sectors also outperformed the Lehman Index with returns of 16.3% and 15.6%, respectively. While the underweighting in Financials averaged only 1% during the past twelve months, the underweightings to Basic Industry and Utilities averaged 4.2% and 9.3%, respectively. An overweighting in the Technology sector also impacted the Fund, as Technology lagged the Lehman Index with a return of 9.8%.

     On a positive note, the Fund had a 2% underweighting in Transportation which was by far the worst sector in the Lehman Index over the past twelve months with a return of only 0.7%. Additionally, the Fund underweighted Communications by an average of over 8% and the sector underperformed the Lehman Index by over 2%.

     Despite underperforming the Index for the twelve-month time period, the Fund's sub-adviser continues to focus on fundamental research and downside protection to identify and invest in companies with strong cash flows. The sub-adviser believes that as the market increases its credit discrimination, their research-intensive investment process will again result in enhanced performance.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Echostar DBS Corporation, 6.625%,
  Due 10/1/2014                                      1.8%
Qwest Services Corporation, 13.50%,
  Due 12/15/2010                                     1.6%
Freescale Semiconductor, Incorporated, 7.125%,
  7/15/2014                                          1.1%
Turning Stone Casino Resort, 9.125%,
  Due 12/15/2010                                     1.0%
Hexcel Corporation, 9.75%, Due 1/15/2009             1.0%
Kabel Deutschland GMBH, 10.625%,
  Due 7/1/2014                                       1.0%
United Rentals North America, Incorporated,
  6.50%, Due 2/15/2012                               0.9%
Interline Brands, Incorporated, 11.50%,
  Due 5/15/2011                                      1.0%
Biovail Corporation, 7.875%, Due 4/1/2010            0.9%
Owens-Brockway Glass Containers, Incorporated,
  8.875%, Due 2/15/2009                              0.9%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         100.0%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                         BEGINNING    ENDING
                          ACCOUNT     ACCOUNT     EXPENSES PAID
                           VALUE       VALUE     DURING PERIOD*
                          5/1/04     10/31/04    5/1/04-10/31/04
                         ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                   $1,000.00   $1,050.49        $4.51
Hypothetical             $1,000.00   $1,020.73        $4.45
  (5% return before expenses)
PLANAHEAD CLASS
Actual                   $1,000.00   $1,050.04        $5.87
Hypothetical             $1,000.00   $1,019.41        $5.78
  (5% return before expenses)
SERVICE CLASS
Actual                   $1,000.00   $1,047.63        $7.99
Hypothetical             $1,000.00   $1,017.33        $7.87
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.44%, 0.57%, 0.78%, for the Institutional, PlanAhead, and Service Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE ENHANCED INCOME FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The PlanAhead Class of the Enhanced Income Fund returned 4.70% for the twelve months ended October 31, 2004. Its benchmark, a blend of 75% Lehman Brothers Gov/Credit Intermediate Index and 25% Merrill Lynch All U.S. Convertibles Index ("Benchmark"), returned 5.29%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 5.20% over the period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/1/03* THROUGH 10/31/04
(LINE GRAPH)

                                                                               LIPPER INTERMEDIATE           ENHANCED INCOME
                                                     PLANAHEAD CLASS         INVESTMENT GRADE INDEX          COMPOSITE INDEX
                                                     ---------------         ----------------------          ---------------
7/03                                                    10000.00                    10000.00                    10000.00
10/03                                                   10032.00                     9924.00                    10073.00
10/04                                                   10504.00                    10440.00                    10564.00

*   Inception of fund

                                ANNUALIZED TOTAL
                                 RETURNS PERIODS
                                 ENDED 10/31/04       VALUE OF
                               -------------------    $10,000
                                           SINCE      7/01/03-
                               1 YEAR    INCEPTION    10/31/04
                               ------    ---------    --------
PlanAhead Class(1)...........   4.70%      3.76%      $10,504
Lipper Intermediate
  Investment Grade Index.....   5.20%      3.28%      $10,440
Enhanced Income Composite
  Index*.....................   4.87%      4.20%      $10,564

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance shown in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

*   75% Lehman Bros. Gov/Credit Intermediate Index, 25%
    Merrill Lynch All U.S. Convertibles Index

     The Fund's assets have been allocated approximately 75% to AMR Investment Services, Inc. (the "Manager") which invests primarily in income producing, short- and intermediate-term, investment grade bonds and 25% to a sub-adviser who invests in securities including convertible bonds, convertible preferreds, high yield bonds and equities in order to try to enhance the return of the overall Fund.

     For the twelve-month period, the investment grade bond portion of the Fund returned 4.6% compared before expenses to a 4.3% return for its portion of the Benchmark. The Manager's underweight position in Treasuries (the worst performing segment of the Lehman Gov/Credit Intermediate Index) and approximate double-weight position in Corporates (the best performing segment) added relative value. The duration of the Manager's portion of the Fund was generally neutral versus the Index and did not play a significant role in relative total returns.

     The remaining portion of the Fund managed by the Fund's sub-adviser returned 8.7% before expenses. These results not only beat the 8.1% return of its portion of the Benchmark but also enhanced the Fund's overall return. This portion of the Fund benefited most from owning equity securities as well as corporate bonds.

     The Fund's investment advisers remain focused on the Fund's investment objectives of generating income and capital appreciation.

TOP TEN HOLDINGS

                                                   % OF NET
                                                    ASSETS
                                                  ----------
U.S. Treasury Notes, 4.75%, Due 5/15/2014            3.9%
U.S. Treasury Notes, 4.00%, Due 2/15/2014            2.9%
U.S. Treasury Notes, 5.00%, Due 8/15/2011            2.7%
Prudential Insurance Company of America, 6.375%,
  Due 7/23/2006                                      2.0%
Household Finance Corporation, 5.75%, Due
  1/30/2007                                          1.8%
Wachovia Corporation, 6.40%, Due 4/1/2008            1.6%
Credit Suisse First Boston USA, Incorporated,
  5.875%, Due 8/1/2006                               1.5%
Heller Financial, Incorporated, 6.375%, Due
  3/15/2006                                          1.5%
Synovus Financial Corporation, 7.25%, Due
  12/15/2005                                         1.5%
St. George Bank Limited, 7.15%, Due 10/15/2005       1.5%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE ENHANCED INCOME FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

FIXED-INCOME SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         59.4%
U.S. Treasury                                     13.7%
Corporate Convertibles                            12.9%
Mortgage-Backed                                   11.7%
U.S. Agency                                        1.2%
Asset-Backed                                       1.1%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Consumer Discretionary                               38.5%
Industrials                                          23.9%
Financials                                           22.7%
Energy                                               10.4%
Telecommunication Services                            4.5%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                        BEGINNING    ENDING
                         ACCOUNT     ACCOUNT     EXPENSES PAID
                          VALUE       VALUE     DURING PERIOD*
                         5/1/04     10/31/04    5/1/04-10/31/04
                        ---------   ---------   ---------------
PLANAHEAD CLASS
Actual                  $1,000.00   $1,024.05        $5.17
Hypothetical            $1,000.00   $1,020.03        $5.16
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 0.51% for the PlanAhead Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Intermediate Bond Fund returned 4.90% for the twelve months ended October 31, 2004, trailing the Lehman Brothers Aggregate Index ("Index") return of 5.53% and the Lipper Intermediate Investment Grade Index return of 5.20%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 9/15/97* THROUGH 10/31/04
(LINE GRAPH)

                                                                               LIPPER INTERMEDIATE            LEHMAN BROS.
                                                   INSTITUTIONAL CLASS       INVESTMENT GRADE INDEX          AGGREGATE INDEX
                                                   -------------------       ----------------------          ---------------
9/97                                                    10000.00                    10000.00                    10000.00
10/97                                                   10241.00                    10211.00                    10295.00
10/98                                                   11215.00                    11045.00                    11254.00
10/99                                                   11123.00                    11074.00                    11314.00
10/00                                                   12001.00                    11775.00                    12140.00
10/01                                                   13724.00                    13462.00                    13908.00
10/02                                                   14302.00                    13952.00                    14727.00
10/03                                                   14918.00                    14884.00                    15450.00
10/04                                                   15649.00                    15658.00                    16304.00

*   Inception of Institutional Class of Fund

                         ANNUALIZED TOTAL RETURNS
                         -------------------------
                          PERIODS ENDED 10/31/04     VALUE OF
                         -------------------------    $10,000
                                            SINCE    9/15/97-
                         1 YEAR   5 YEARS   INCEP.   10/31/04
                         ------   -------   ------   ---------
Institutional
  Class(1).............  4.90%     7.07%    6.49%     $15,649
PlanAhead Class(1,2)...  4.86%     6.51%    6.03%     $15,183
AMR Class(1,3).........  5.38%     7.04%    6.43%     $15,596
Lipper Intermediate Inv
  Grade Index..........  5.20%     7.17%    6.49%     $15,658
Lehman Bros. Agg.
  Index(4).............  5.53%     7.58%    7.06%     $16,304

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97.

3 Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/1/99, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 9/15/97.

4   Since inception return is from 8/31/97.

     The Fund outperformed the Index on a gross-of-fees basis. After the deduction of expenses, the Fund slightly underperformed the Index. The Fund added value relative to the Index from its large overweighting in Corporates, the best performing sector of the Index. The Fund's average weighting in Corporates during the twelve-month period was 47% versus the Index average weighting of 22%, ending the period with a 37% weighting in Corporates versus the Index weighting of 21%. The Fund also added value by underweighting U.S. Treasuries and Agencies, two of the worst performing sectors of the Index. While the Fund's security selection in Treasuries and Agencies added value, some of that advantage was lost through selection in the Corporate and Mortgage sectors. Overweighting A and BBB rated securities, the best performing among the investment grade quality ranges, also helped relative performance. The Fund's weighted average duration during the period was only slightly longer than that of the Index and therefore did not play a significant role in relative performance.

     The Fund's investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                            % OF
                                                         NET ASSETS
                                                         ----------
Federal Home Loan Mortgage Corporation, 6.00%, Due
 12/11/2033                                                 3.1%
Federal National Mortgage Association, Discount Note,
 Due 11/15/2004                                             3.1%
U.S. Treasury Bonds, 5.375%, Due 2/15/2031                  2.0%
U.S. Treasury Notes, 4.75%, Due 5/15/2014                   1.9%
U.S. Treasury Notes, 4.00%, Due 2/15/2014                   1.9%
Government National Mortgage Association, Pool #003515,
 5.50%, Due 2/20/2034                                       1.9%
Federal National Mortgage Association, Pool #555880,
 5.50%, Due 11/1/2033                                       1.8%
Federal National Mortgage Association, Pool #254545,
 5.00%, Due 12/1/2017                                       1.8%
U.S. Treasury Notes, 3.875%, Due 5/15/2009                  1.7%
Federal National Mortgage Association, Pool #725238,
 5.00%, Due 3/1/2034                                        1.5%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         37.4%
Mortgage-Backed                                   37.3%
U.S. Treasury                                     15.4%
U.S. Agency                                        7.8%
Asset-Backed                                       2.1%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                         BEGINNING   ENDING
                          ACCOUNT    ACCOUNT    EXPENSES PAID
                           VALUE      VALUE    DURING PERIOD*
                          5/1/04    10/31/04   5/1/04-10/31/04
                         ---------  ---------  ---------------
INSTITUTIONAL CLASS
Actual                   $1,000.00  $1,039.37       $1.90
Hypothetical             $1,000.00  $1,023.28       $1.88
  (5% return before expenses)
PLANAHEAD CLASS
Actual                   $1,000.00  $1,036.61       $4.83
Hypothetical             $1,000.00  $1,020.39       $4.79
  (5% return before expenses)
AMR CLASS
Actual                   $1,000.00  $1,038.94       $1.68
Hypothetical             $1,000.00  $1,023.49       $1.66
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.19%, 0.47%, 0.16%, for the Institutional, PlanAhead, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year
    (366) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Short-Term Bond Fund returned 2.21% for the twelve months ended October 31, 2004, ahead of the Merrill Lynch 1-3 Year Gov/Corp Index return of 2.09% and the Lipper Short Investment Grade Bond Funds Index return of 2.10%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/94 THROUGH 10/31/04
(LINE GRAPH)

                                                                             LIPPER SHORT INV. GRADE      ML 1-3 YR. GOV./CORP.
                                                   INSTITUTIONAL CLASS          BOND FUNDS INDEX                  INDEX
                                                   -------------------       -----------------------      ---------------------
10/94                                                   10000.00                    10000.00                    10000.00
10/95                                                   10818.00                    10833.00                    10900.00
10/96                                                   11370.00                    11431.00                    11554.00
10/97                                                   12085.00                    12182.00                    12311.00
10/98                                                   12882.00                    12904.00                    13245.00
10/99                                                   13212.00                    13328.00                    13673.00
10/00                                                   13983.00                    14111.00                    14517.00
10/01                                                   15518.00                    15537.00                    16158.00
10/02                                                   16041.00                    15951.00                    16941.00
10/03                                                   16615.00                    16457.00                    17469.00
10/04                                                   16982.00                    16803.00                    21120.00

                           ANNUALIZED TOTAL RETURNS
                          ---------------------------   VALUE OF
                            PERIODS ENDED 10/31/04       $10,000
                          ---------------------------   10/31/94-
                          1 YEAR   5 YEARS   10 YEARS   10/31/04
                          ------   -------   --------   ---------
Institutional
  Class(1)..............   2.21%    5.15%      5.44%     $16,982
PlanAhead Class(1)......   1.84%    4.88%      5.17%     $16,553
AMR Class(1)............   2.39%    5.35%.     5.66%     $17,342
Lipper Short Inv. Grade
  Index.................   2.10%    4.74%      5.33%     $16,803
Merrill Lynch 1-3 Yr
  Gov./Corp. Index......   2.09%    5.46%      5.96%     $21,120

1 Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain more current performance information, please visit www.aafunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     According to the Merrill Lynch 1-3 Year Index, the Mortgage sector produced the highest total return, at 3.61%, followed by U.S. Corporate at 2.85%, Agencies at 2.06%, and Treasuries at 1.73%. The Mortgage sector's outperformance stems from its relatively low duration in a rising interest rate environment and from a slowing of prepayment activity. U.S. Corporate returns reflect continued improvement in credit spreads and investor appetite for incremental yield in the low interest rate environment. Lower-rated bonds continued to outperform higher-rated alternatives as credit fundamentals improved. Treasury and Agency returns reflect the rise in interest rates and investors' general desire to look for higher yields elsewhere.

     The Fund's assets were substantially invested in the U.S. Corporate sector, which was consistent with the Fund's total return during this period as compared to the Index. The best performing industries were in the consumer sector, such as autos, in which the Fund was overweighted, and basic industries (oil, chemicals, paper, metals), in which the Fund was underweighted. The strong performance from these industries reflected healthy consumer sentiment and rising commodity prices. The capital goods manufacturing industry, which paid higher commodity prices, underperformed during this period as margins were squeezed. The Fund was underweighted in this industry. The Fund generally maintained an overweight position in the financials, which performed in line with the U.S. Corporate portion of the Index. The Fund also maintained an overweight position in asset-backed securities, which performed in line with high-quality Corporate bonds.

     Throughout the period, the Fund's duration was maintained at neutral and did not play a significant role in relative total returns. If, however, the risks to short term interest rates were to increase in the upcoming period, a more defensive duration posture may be justified.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Prudential Insurance Company of America, 6.375%,
  Due 7/23/2006, 144A (Note A)                       3.5%
Chemical Master Credit Card Trust 1996-2 A,
  5.98%, Due 9/15/2008                               3.4%
Hertz Corporation, 4.70%, Due 10/2/2006              3.3%
Met Life Global Funding I, 3.375%, Due 10/5/2007     3.3%
Wachovia Corporation, 6.40%, Due 4/1/2008            3.0%
Heller Financial, Incorporated, 6.375%, Due
  3/15/2006                                          2.9%
Synovus Financial Corporation, 7.25%, Due
  12/15/2005                                         2.9%
Wells Fargo Financial Auto Owner Trust, 2.67%,
  Due 8/16/2010                                      2.8%
FleetBoston Financial Corporation, 3.85%, Due
  2/15/2008                                          2.8%
Caterpillar Financial Services, 2.35%, Due
  9/15/2006                                          2.7%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                          77.8%
Asset-Backed                                       16.0%
Mortgage-Backed                                     6.2%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The subsequent examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM) -- CONTINUED
October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                         BEGINNING    ENDING
                          ACCOUNT     ACCOUNT     EXPENSES PAID
                           VALUE       VALUE     DURING PERIOD*
                          5/1/04     10/31/04    5/1/04-10/31/04
                         ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                   $1,000.00   $1,012.04        $3.13
Hypothetical             $1,000.00   $1,022.02        $3.15
  (5% return before expenses)
PLANAHEAD CLASS
Actual                   $1,000.00   $1,010.73        $4.41
Hypothetical             $1,000.00   $1,020.75        $4.44
  (5% return before expenses)
AMR CLASS
Actual                   $1,000.00   $1,012.39        $1.65
Hypothetical             $1,000.00   $1,023.50        $1.66
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.31%, 0.44%, 0.16%, for the Institutional, PlanAhead, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year
    (366) to reflect the half-year period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of:
  American AAdvantage Balanced Fund
  American AAdvantage Large Cap Value Fund
  American AAdvantage Large Cap Growth Fund
  American AAdvantage Mid-Cap Value Fund
  American AAdvantage Small Cap Value Fund
  American AAdvantage International Equity Fund
  American AAdvantage Emerging Markets Fund
  American AAdvantage High Yield Bond Fund
  American AAdvantage Enhanced Income Fund
  American AAdvantage Intermediate Bond Fund
  American AAdvantage Short-Term Bond Fund

     We have audited the accompanying statement of assets and liabilities of the American AAdvantage Funds, comprised of the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Mid-Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Enhanced Income Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund, (collectively, the "Funds"), including the schedules of investments, as of October 31, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Funds at October 31, 2004, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                         -s- Ernst & Young

Chicago, Illinois
December 17, 2004

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 4.01%
U.S. TREASURY NOTES - 2.51%
4.625%, Due 5/15/2006*.........  $     3,910   $  4,042
3.375%, Due 11/15/2008*........        2,000      2,021
3.875%, Due 5/15/2009*.........        1,985      2,041
3.375%, Due 9/15/2009*.........          680        683
5.00%, Due 2/15/2011*..........        1,350      1,458
5.00%, Due 8/15/2011*..........          700        756
4.375%, Due 8/15/2012*.........        2,000      2,075
4.00%, Due 2/15/2014*..........        1,265      1,265
4.75%, Due 5/15/2014*..........        1,660      1,755
4.25%, Due 8/15/2014*..........          590        600
                                               --------
    TOTAL U.S. TREASURY
      NOTES....................                  16,696
                                               --------
U.S. TREASURY BONDS - 1.50%
7.50%, Due 11/15/2016*.........        1,055      1,366
9.125%, Due 5/15/2018*.........        1,000      1,474
7.875%, Due 2/15/2021*.........          500        683
6.875%, Due 8/15/2025*.........        1,580      2,006
6.25%, Due 5/15/2030*..........        1,850      2,225
5.375%, Due 2/15/2031*.........        2,035      2,210
                                               --------
    TOTAL U.S. TREASURY
      BONDS....................                   9,964
                                               --------
    TOTAL U.S. TREASURY
      OBLIGATIONS..............                  26,660
                                               --------
U.S. AGENCY OBLIGATIONS - 4.31%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 2.10%
3.25%, Due 11/15/2004..........        4,500      4,502
1.875%, Due 1/15/2005..........        8,500      8,497
5.875%, Due 3/21/2011..........          415        454
4.875%, Due 11/15/2013.........          500        517
                                               --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.....                  13,970
                                               --------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION - 2.21%
Discount Note, Due
  11/15/2004...................        4,800      4,797
1.875%, Due 12/15/2004.........        3,890      3,889
5.125%, Due 1/2/2014...........          515        529
7.25%, Due 5/15/2030*..........          550        701
6.00%, Due 12/11/2033..........        4,655      4,824
                                               --------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION.....                  14,740
                                               --------
    TOTAL U.S. AGENCY
      OBLIGATIONS..............                  28,710
                                               --------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.18%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 2.77%
Pool #G10084, 6.50%, Due
  3/1/2008.....................  $       983   $  1,020
Pool #G11202, 6.00%, Due
  11/1/2016....................          206        217
Pool #E90777, 5.50%, Due
  8/1/2017.....................          127        132
Pool #E96536, 5.00%, Due
  3/1/2018.....................        1,365      1,394
Pool #E01386, 5.00%, Due
  6/1/2018.....................          449        458
Pool #E97381, 5.50%, Due
  6/1/2018.....................          269        278
Pool #E01492, 5.50%, Due
  10/1/2018....................        1,154      1,196
Pool #B12563, 5.00%, Due
  2/1/2019.....................          688        703
Pool #E01602, 4.50%, Due
  3/1/2019.....................        1,408      1,413
Pool #C26472, 6.50%, Due
  5/1/2029.....................          169        178
Pool #C27089, 6.50%, Due
  6/1/2029.....................           29         30
Pool #C00835, 6.50%, Due
  7/1/2029.....................          473        498
Pool #G01457, 6.00%, Due
  8/1/2029.....................          220        228
Pool #G01533, 6.00%, Due
  3/1/2033.....................        1,056      1,095
Pool #C01598, 5.00%, Due
  8/1/2033.....................        1,589      1,588
Pool #A12149, 6.00%, Due
  8/1/2033.....................          840        871
Pool #A15436, 5.50%, Due
  11/1/2033....................          778        794
Pool #C01786, 5.50%, Due
  2/1/2034.....................        2,362      2,409
Pool #C01796, 5.00%, Due
  3/1/2034.....................        1,934      1,930
Pool #C01848, 6.00%, Due
  6/1/2034.....................        1,926      1,997
                                               --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.....                  18,429
                                               --------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION - 3.46%
Pool #488099, 5.50%, Due
  2/1/2014.....................          457        475
Pool #323789, 6.00%, Due
  6/1/2014.....................          359        378
Pool #535846, 6.00%, Due
  4/1/2016.....................          886        930
Pool #648511, 6.00%, Due
  6/1/2017.....................          939        986

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Pool #254545, 5.00%, Due
  12/1/2017....................  $     1,749   $  1,787
Pool #555549, 5.00%, Due
  6/1/2018.....................        1,078      1,101
Pool #254865, 4.50%, Due
  9/1/2018.....................        2,457      2,470
Pool #100292, 10.00%, Due
  9/1/2018.....................          215        241
Pool #761337, 5.00%, Due
  4/1/2019.....................          402        410
Pool #769018, 6.50%, Due
  12/1/2031....................          503        531
Pool #725706, 6.00%, Due
  8/1/2032.....................          561        588
Pool #713999, 5.50%, Due
  7/1/2033.....................          842        859
Pool #713706, 5.50%, Due
  8/1/2033.....................          662        676
Pool #727223, 5.50%, Due
  9/1/2033.....................        1,476      1,506
Pool #741901, 5.50%, Due
  10/1/2033....................          474        483
Pool #749219, 5.50%, Due
  10/1/2033....................          888        906
Pool #555880, 5.50%, Due
  11/1/2033....................        2,233      2,278
Pool #758322, 5.50%, Due
  12/1/2033....................        1,909      1,948
Pool #725238, 5.00%, Due
  3/1/2034.....................        1,937      1,936
Pool #765304, 5.50%, Due
  3/1/2034.....................          696        710
Pool #255225, 5.50%, Due
  6/1/2034.....................          960        979
Pool #255410, 6.50%, Due
  9/1/2034.....................          151        159
Pool #255413, 6.50%, Due
  10/1/2034....................          371        391
Pool #255460, 6.50%, Due
  11/1/2034....................          283        298
                                               --------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION                       23,026
                                               --------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION - 1.95%
Pool #780085, 11.50%, Due
  8/15/2018....................          177        202
Pool #780030, 7.00%, Due
  6/15/2024....................          219        235
Pool #780400, 7.00%, Due
  12/15/2025...................          198        212
Pool #781200, 8.00%, Due
  12/15/2025...................          230        252
Pool #780509, 6.50%, Due
  2/15/2027....................          302        321
Pool #780615, 6.50%, Due
  8/15/2027....................          366        389
Pool #780651, 7.00%, Due
  10/15/2027...................          417        446

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Pool #780680, 6.50%, Due
  11/15/2027...................  $       414   $    440
Pool #780747, 6.50%, Due
  3/15/2028....................          360        382
Pool #780788, 6.50%, Due
  4/15/2028....................          392        416
Pool #780842, 8.50%, Due
  8/20/2028....................          225        246
Pool #780936, 7.50%, Due
  12/15/2028...................          441        477
Pool #781035, 6.50%, Due
  5/15/2029....................          349        370
Pool #002754, 6.50%, Due
  5/20/2029....................          239        252
Pool #781273, 6.00%, Due
  4/15/2031....................          515        538
Pool #781288, 6.50%, Due
  5/15/2031....................          654        693
Pool #781564, 6.00%, Due
  2/15/2033....................        1,161      1,210
Pool #616094, 6.00%, Due
  11/15/2033...................          452        470
Pool #781690, 6.00%, Due
  12/15/2033...................        1,306      1,361
Pool #003515, 5.50%, Due
  2/20/2034....................        3,079      3,149
Pool #003517, 6.00%, Due
  2/20/2034....................          875        910
                                               --------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.....                  12,971
                                               --------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..............                  54,426
                                               --------
ASSET-BACKED SECURITIES - 0.37%
Household Automotive Trust
  2004-1 A3,
  3.30%, Due 5/18/2009.........        1,300      1,297
Master Asset Securitization
  Trust 2002-6 2A1, 5.75%, Due
  10/25/2017...................          789        798
TXU Electric Delivery
  Transition 2004-1 A2,
  4.81%, Due 11/15/2012........          350        364
                                               --------
    TOTAL ASSET-BACKED
      SECURITIES...............                   2,459
                                               --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.64%
Banc of America Commercial
  Mortgage, Incorporated 2003-2
  A3,
  4.342%, Due 3/11/2041........          445        454
Bear Stearns Commercial
  Mortgage Securities,
  Incorporated 2004-PWR5 A4,
  4.831%, Due 7/11/2042........          740        754

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Countrywide Home Loan,
  Incorporated 2004-18 A1,
  6.00%, Due 10/25/2034........  $       901   $    940
General Electric Capital
  Commercial Mortgage
  Corporation 2003-C2 A2,
  4.17%, Due 7/10/2037.........          430        436
General Electric Capital
  Commercial Mortgage
  Corporation 2004-C3 A3,
  4.865%, Due 7/10/2039........          715        738
Morgan Stanley Dean Witter &
  Company 2003-T11 A2,
  4.34%, Due 6/13/2041.........          400        407
Wachovia Bank Commercial
  Mortgage Trust 2003-C5 A2,
  3.989%, Due 6/15/2035........          570        549
                                               --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..............                   4,278
                                               --------
CORPORATE BONDS - 11.47%
BANKS - 1.23%
Banco Popular North America
  Incorporated,
  4.25%, Due 4/1/2008..........          500        512
Bank One Corporation,
  5.90%, Due 11/15/2011........          500        541
  4.90%, Due 4/30/2015*........          300        297
Capital One,
  6.875%, Due 2/1/2006.........          800        840
  6.70%, Due 5/15/2008.........          450        495
  5.75%, Due 9/15/2010.........          210        224
  5.125%, Due 2/15/2014........          450        452
Credit Suisse First Boston,
  6.50%, Due 5/1/2008..........          750        819
Fleet Norstar Financial Group,
  Incorporated,
  8.625%, Due 1/15/2007........          600        671
ING Bank, NV,
  5.125%, Due 5/1/2015,
  144A (Note A)................          450        458
Inter-American Development
  Bank,
  5.375%, Due 11/18/2008.......        1,280      1,380
Synovus Financial Corporation,
  4.875%, Due 2/15/2013........          300        303
US Bank, NA,
  5.70%, Due 12/15/2008........          675        726
Washington Mutual Financial
  Corporation,
  6.875%, Due 5/15/2011........          425        486
                                               --------
    TOTAL BANKS................                   8,204
                                               --------
ENERGY - 0.45%
Dominion Resources,
  Incorporated,
  5.00%, Due 3/15/2013*........          210        212
Kerr-McGee Corporation,
  5.875%, Due 9/15/2006........          655        686

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Marathon Oil Corporation,
  5.375%, Due 6/1/2007.........  $       260   $    274
MidAmerican Energy Holdings
  Company,
  3.50%, Due 5/15/2008.........          395        391
  5.875%, Due 10/1/2012........          305        326
Public Service Enterprise
  Group, Incorporated,
  6.95%, Due 6/1/2012..........          380        428
Union Oil Company of
  California,
  7.90%, Due 4/18/2008.........          100        113
Xcel Energy, Incorporated,
  7.00%, Due 12/1/2010.........          500        570
                                               --------
    TOTAL ENERGY...............                   3,000
                                               --------
FINANCE - 3.58%
Aegon, NV,
  8.00%, Due 8/15/2006.........          300        327
American General Finance
  Corporation, 5.375%, Due
  9/1/2009.....................          285        300
Assurant, Incorporated,
  5.625%, Due 2/15/2014,
  144A (Note A)................          315        325
Bear Stearns Companies,
  Incorporated,
  3.00%, Due 3/30/2006.........          500        502
  2.875%, Due 7/2/2008.........          300        293
BHP Finance (USA) Limited,
  4.80%, Due 4/15/2013.........          300        305
Boeing Capital Corporation,
  5.40%, Due 11/30/2009........          850        908
Bunge Limited Finance
  Corporation,
  7.80%, Due 10/15/2012........          400        475
Caterpillar Financial Services
  Corporation,
  3.70%, Due 8/15/2008.........          700        704
Cendant Corporation,
  6.875%, Due 8/15/2006........          990      1,055
  6.25%, Due 1/15/2008.........          350        378
Countrywide Home Loan,
  Incorporated,
  3.50%, Due 12/19/2005*.......          800        806
  3.25%, Due 5/21/2008.........          510        501
Ford Motor Credit Company,
  6.50%, Due 1/25/2007.........          375        394
  7.375%, Due 10/28/2009.......          410        446
General Electric Capital
  Corporation,
  6.875%, Due 11/15/2010.......          535        610
General Motors Acceptance
  Corporation,
  6.75%, Due 1/15/2006.........          650        673
  6.125%, Due 8/28/2007........          320        334
  7.25%, Due 3/2/2011..........          410        435
Goldman Sachs Group,
  Incorporated,
  4.75%, Due 7/15/2013.........          400        396

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Household Finance Corporation,
  5.75%, Due 1/30/2007.........  $     1,500   $  1,585
  6.375%, Due 11/27/2012.......          280        313
International Lease Finance
  Corporation,
  3.30%, Due 1/23/2008.........          415        411
  6.375%, Due 3/15/2009........        1,025      1,118
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026,
  144A (Note A)................        1,500      1,666
Lincoln National Corporation,
  4.75%, Due 2/15/2014.........          200        197
MBNA Credit Card Master Trust,
  2.65%, Due 11/15/2010........          820        799
Merrill Lynch & Company,
  Incorporated,
  4.125%, Due 9/10/2009........          660        664
Morgan Stanley Dean Witter &
  Company,
  6.10%, Due 4/15/2006.........          450        471
  4.75%, Due 4/1/2014..........          560        548
PHH Corporation,
  6.00%, Due 3/1/2008..........          500        535
Prudential Financial,
  Incorporated,
  3.75%, Due 5/1/2008..........          185        185
  4.50%, Due 7/15/2013.........          400        389
  5.10%, Due 5/20/2014.........          290        291
SLM Corporation,
  3.95%, Due 8/15/2008.........          420        426
  4.00%, Due 1/15/2009.........        1,500      1,508
Sprint Capital Corporation,
  6.00%, Due 1/15/2007.........        1,230      1,301
  8.375%, Due 3/15/2012........          175        215
  8.75%, Due 3/15/2032.........          275        360
Verizon Global Funding
  Corporation,
  4.375%, Due 6/1/2013*........          400        392
Washington Mutual,
  Incorporated,
  4.625%, Due 4/1/2014.........          350        337
                                               --------
    TOTAL FINANCE..............                  23,878
                                               --------
FOREIGN - 0.19%
Ontario Province, Canada,
  3.35%, 7/16/2007*............        1,000      1,005
United Mexican States,
  7.50%, Due 4/8/2033..........          240        256
                                               --------
    TOTAL FOREIGN..............                   1,261
                                               --------
INDUSTRIALS - 5.28%
America Movil S.A. de C.V.,
  5.75%, Due 1/15/2015.........          400        399
Anheuser Busch Companies,
  Incorporated,
  6.50%, Due 1/1/2028..........          872        992
AT&T Broadband Corporation,
  8.375%, Due 3/15/2013........          848      1,040

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
AT&T Wireless Services,
  Incorporated,
  7.35%, Due 3/1/2006..........  $       855   $    906
  8.125%, Due 5/1/2012.........          900      1,098
  8.75%, Due 3/1/2031..........          265        356
Atlantic Richfield Company,
  9.125%, Due 3/1/2011.........          425        540
Baxter International,
  Incorporated,
  5.25%, Due 5/1/2007..........          455        476
Bemis, Incorporated,
  6.70%, Due 7/1/2005..........        1,000      1,026
Cargill, Incorporated,
  6.25%, Due 5/1/2006,
  144A (Note A)................        1,000      1,051
Carnival Corporation,
  3.75%, Due 11/15/2007........          515        519
Comcast Cable Communications,
  7.625%, Due 2/15/2008........          200        223
Comcast Corporation,
  5.50%, Due 3/15/2011.........          255        269
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026........          410        486
  7.00%, Due 10/1/2028.........          600        694
ConocoPhillips,
  3.625%, Due 10/15/2007.......          425        429
Continental Cablevision,
  Incorporated,
  8.30%, Due 5/15/2006.........          270        291
DaimlerChrysler North America,
  4.75%, Due 1/15/2008.........          720        742
  7.75%, Due 1/18/2011.........        1,000      1,168
  6.50%, Due 11/15/2013........          425        464
John Deere Capital Corporation,
  3.375%, Due 10/1/2007........          650        651
  3.75%, Due 1/13/2009.........          520        522
Dell Computer Corporation,
  6.55%, Due 4/15/2008.........          400        441
Deutsche Telekom International,
  8.50%, Due 6/15/2010.........          280        337
The Walt Disney Company,
  5.375%, Due 6/1/2007.........          235        246
EOG Resources, Incorporated,
  4.75%, Due 3/15/2014,
  144A (Note A)................          425        423
EOP Operating Limited
  Partnership,
  4.75%, Due 3/15/2014.........          350        340
France Telecom SA,
  8.50%, Due 3/1/2011..........          550        661
General Motors Corporation,
  8.375%, Due 7/15/2033........          265        276
Harley Davidson, Incorporated,
  2.69%, Due 4/15/2011.........          610        608
Hershey Foods Corporation,
  6.95%, Due 3/1/2007..........        1,000      1,088
Hertz Corporation,
  4.70%, Due 10/2/2006.........          650        661

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Hewlett Packard Company,
  5.75%, Due 12/15/2006........  $       470   $    496
International Business Machines
  Corporation,
  4.875%, Due 10/1/2006........          505        524
Lockheed Martin Corporation,
  7.20%, Due 5/1/2036..........          600        730
Martin Marietta Material,
  Incorporated,
  6.90%, Due 8/15/2007.........          200        219
Met Life Global Funding I,
  3.375%, Due 10/5/2007........          650        648
Motorola, Incorporated,
  4.608%, Due 11/16/2007.......          810        834
Norfolk Southern Corporation,
  7.05%, Due 5/1/2037..........          270        311
Northrop Grumman Corporation,
  4.079%, Due 11/16/2006.......          850        865
  7.125%, Due 2/15/2011........          505        582
Occidental Petroleum
  Corporation,
  6.75%, Due 1/15/2012.........          400        457
Ocean Energy, Incorporated,
  4.375%, Due 10/1/2007........          450        461
Pepsi Bottling Group,
  Incorporated,
  7.00%, Due 3/1/2029..........          650        779
Pulte Homes, Incorporated,
  4.875%, Due 7/15/2009........          300        307
  5.25%, Due 1/15/2014.........          275        274
Reed Elsevier Capital,
  Incorporated,
  6.125%, Due 8/1/2006.........          615        646
Sara Lee Corporation,
  6.00%, Due 1/15/2008.........        1,200      1,294
Simon Property Group LP,
  6.375%, Due 11/15/2007.......          400        432
Time Warner, Incorporated,
  7.625%, Due 4/15/2031........          250        296
Unilever Capital Corporation,
  7.125%, Due 11/1/2010........        2,000      2,328
Univision Communications,
  Incorporated,
  3.875%, Due 10/15/2008.......          555        555
Verizon Communications,
  Incorporated,
  6.36%, Due 4/15/2006.........          550        577
Verizon Virginia,
  4.625%, Due 3/15/2013........          500        493
Verizon Wireless Capital,
  5.375%, Due 12/15/2006.......          420        440
Wal-Mart Stores, Incorporated,
  7.55%, Due 2/15/2030.........          650        837
Weyerhaeuser Company,
  5.95%, Due 11/1/2008.........          340        368
                                               --------
    TOTAL INDUSTRIALS..........                  35,176
                                               --------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
PHARMACEUTICAL - 0.10%
Schering Plough Corporation,
  6.50%, Due 12/1/2033.........  $       300   $    330
Wyeth Corporation,
  5.50%, Due 2/1/2014..........          325        333
                                               --------
    TOTAL PHARMACEUTICAL.......                     663
                                               --------
TRANSPORTATION - 0.41%
CNF Transportation,
  Incorporated,
  8.875%, Due 5/1/2010.........        1,850      2,227
Union Pacific Corporation,
  6.50%, Due 4/15/2012.........          450        502
                                               --------
    TOTAL TRANSPORTATION.......                   2,729
                                               --------
UTILITY - 0.23%
AEP Texas Central Company,
  6.65%, Due 2/15/2033.........          120        133
Appalachian Power Company,
  5.95%, Due 5/15/2033.........          120        120
Consolidated Natural Gas
  Company,
  6.875%, Due 10/15/2026.......          360        416
Progress Energy, Incorporated,
  6.75%, Due 3/1/2006..........          490        514
Southern Company Capital
  Funding, Incorporated,
  5.30%, Due 2/1/2007..........          325        344
                                               --------
    TOTAL UTILITY..............                   1,527
                                               --------
    TOTAL CORPORATE BONDS......                  76,438
                                               --------

                                   SHARES
                                 -----------
COMMON STOCK - 59.05%
CONSUMER DISCRETIONARY - 6.09%
HOTELS, RESTAURANTS & LEISURE - 1.57%
Carnival Corporation*..........       85,900      4,343
McDonald's Corporation.........       44,500      1,297
MGM Mirage, Incorporated+......       63,500      3,416
Yum Brands, Incorporated+......       32,200      1,401
                                               --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE..................                  10,457
                                               --------
HOUSEHOLD DURABLES - 1.54%
Centex Corporation.............       93,600      4,861
Fortune Brands, Incorporated...       18,100      1,318
Koninklijke Philips Electronics
  NV...........................      116,031      2,764
Pulte Homes, Incorporated......       24,800      1,361
                                               --------
    TOTAL HOUSEHOLD DURABLES...                  10,304
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
LEISURE EQUIPMENT & PRODUCTS - 0.64%
Eastman Kodak Company*.........       76,400   $  2,313
Mattel, Incorporated...........      110,200      1,930
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.................                   4,243
                                               --------
MEDIA - 0.21%
Interpublic Group Companies,
  Incorporated+................      116,600      1,430
                                               --------
    TOTAL MEDIA................                   1,430
                                               --------
MULTILINE RETAIL - 1.91%
Federated Department Stores,
  Incorporated.................       50,700      2,558
May Department Stores
  Company......................       57,900      1,509
Sears, Roebuck, & Company......      160,600      5,621
Target Corporation.............       61,200      3,061
                                               --------
    TOTAL MULTILINE RETAIL.....                  12,749
                                               --------
TEXTILES & APPAREL - 0.22%
Liz Claiborne, Incorporated....       36,500      1,492
                                               --------
    TOTAL TEXTILES & APPAREL...                   1,492
                                               --------
    TOTAL CONSUMER
      DISCRETIONARY............                  40,675
                                               --------
CONSUMER STAPLES - 5.37%
FOOD PRODUCTS - 2.46%
Albertson's, Incorporated*.....       49,800      1,136
Conagra, Incorporated..........      134,900      3,561
Dean Foods Company+............       86,300      2,576
General Mills, Incorporated....       31,400      1,389
Kraft Foods, Incorporated......       78,900      2,628
Safeway, Incorporated+.........       67,200      1,226
Sara Lee Company...............      108,274      2,521
Unilever plc, ADR*.............       39,200      1,336
                                               --------
    TOTAL FOOD PRODUCTS........                  16,373
                                               --------
TOBACCO - 2.91%
Altria Group, Incorporated.....      184,200      8,926
Gallaher Group plc, ADR........       42,400      2,145
Imperial Tobacco Group plc,
  ADR*.........................       94,800      4,451
UST, Incorporated..............       94,500      3,890
                                               --------
    TOTAL TOBACCO..............                  19,412
                                               --------
    TOTAL CONSUMER STAPLES.....                  35,785
                                               --------
ENERGY - 5.88%
ENERGY EQUIPMENT & SERVICES - 0.63%
Duke Energy Corporation........      169,900      4,168
                                               --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.................                   4,168
                                               --------
OIL & GAS - 5.25%
BP plc, ADR....................       80,380      4,682
ChevronTexaco Corporation......       87,628      4,650

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
ConocoPhillips.................      122,688   $ 10,344
Devon Energy Corporation.......       37,100      2,744
Equitable Resources,
  Incorporated.................       13,300        735
Kerr-McGee Corporation.........       26,800      1,587
Occidental Petroleum
  Corporation..................      112,400      6,275
Petro-Canada...................       25,800      1,406
Valero Energy Corporation......       58,900      2,531
                                               --------
    TOTAL OIL & GAS............                  34,954
                                               --------
    TOTAL ENERGY...............                  39,122
                                               --------
FINANCIALS - 18.14%
BANKS - 5.87%
Bank of America Corporation....      268,218     12,014
Comerica, Incorporated.........       23,300      1,433
Federal Home Loan Mortgage
  Corporation..................       59,700      3,976
KeyCorp Limited................       82,800      2,781
PNC Financial Services Group,
  Incorporated.................       48,478      2,535
UnionBanCal Corporation........       10,500        638
U.S. Bancorp, Incorporated.....       95,860      2,743
Wachovia Corporation+..........       56,600      2,785
Washington Mutual,
  Incorporated+................      177,200      6,859
Wells Fargo & Company+.........       56,600      3,380
                                               --------
    TOTAL BANKS................                  39,144
                                               --------
DIVERSIFIED FINANCIALS - 5.53%
American Express Company.......       16,200        860
Bear Stearns Companies,
  Incorporated.................       22,300      2,113
CIT Group, Incorporated........       30,800      1,244
Citigroup, Incorporated........      202,242      8,973
Federal National Mortgage
  Association..................       30,800      2,161
Goldman Sachs Group,
  Incorporated.................       18,800      1,849
MBNA Corporation...............       76,300      1,956
Merrill Lynch & Company,
  Incorporated.................       36,600      1,974
J P Morgan Chase & Company.....      203,734      7,864
Morgan Stanley Dean Witter &
  Company......................       46,400      2,371
Principal Financial Group,
  Incorporated.................       67,600      2,553
SLM Corporation................       64,900      2,937
                                               --------
    TOTAL DIVERSIFIED
      FINANCIALS...............                  36,855
                                               --------
INSURANCE - 6.22%
Ace Limited+...................       58,000      2,207
Allstate Corporation...........      148,700      7,151
American International Group,
  Incorporated.................       29,100      1,767
Anthem, Incorporated+*.........       14,700      1,182
AON Corporation................       31,600        645
Assurant, Incorporated.........       49,500      1,335

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Conseco, Incorporated+.........       76,600   $  1,284
Hartford Financial Services
  Group, Incorporated..........       20,600      1,205
Loews Corporation..............       26,000      1,557
MetLife, Incorporated..........      207,680      7,964
MGIC Investments Corporation...       42,600      2,740
Prudential Financial,
  Incorporated.................       84,500      3,927
The St. Paul Travelers
  Companies, Incorporated......      149,300      5,070
Wellpoint Health Networks,
  Incorporated+................       11,600      1,133
XL Capital Limited+............       31,800      2,306
                                               --------
    TOTAL INSURANCE............                  41,473
                                               --------
REAL ESTATE - 0.52%
Equity Office Properties
  Trust........................      124,000      3,487
                                               --------
    TOTAL REAL ESTATE..........                   3,487
                                               --------
    TOTAL FINANCIALS...........                 120,959
                                               --------
HEALTH CARE - 4.17%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.58%
Baxter International,
  Incorporated.................      124,600      3,833
                                               --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES...............                   3,833
                                               --------
HEALTH CARE PROVIDERS & SERVICES - 1.58%
Aetna, Incorporated+...........       39,000      3,705
Cigna Corporation..............       27,900      1,771
HCA, Incorporated..............       62,600      2,299
Health Net, Incorporated+......       50,100      1,215
Tenet Healthcare Corporation+..      142,300      1,526
                                               --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES...............                  10,516
                                               --------
PHARMACEUTICALS - 2.01%
Bristol-Myers Squibb Company...      187,300      4,388
McKesson Corporation...........       25,800        688
Merck & Company,
  Incorporated.................       81,800      2,561
Pfizer, Incorporated...........       34,500        999
Schering Plough Corporation....      164,000      2,970
Wyeth Corporation+.............       45,000      1,784
                                               --------
    TOTAL PHARMACEUTICALS......                  13,390
                                               --------
    TOTAL HEALTH CARE..........                  27,739
                                               --------
INDUSTRIALS - 8.23%
AEROSPACE & DEFENSE - 3.08%
Boeing Company.................      124,000      6,188
Honeywell International,
  Incorporated.................       66,500      2,240
Lockheed Martin Corporation....       56,400      3,107
Raytheon Company...............       85,900      3,134

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Textron, Incorporated..........       53,100   $  3,619
United Technologies
  Corporation..................       23,900      2,218
                                               --------
    TOTAL AEROSPACE &
      DEFENSE..................                  20,506
                                               --------
COMMERCIAL SERVICES & SUPPLIES - 1.31%
Cendant Corporation............      296,600      6,107
Waste Management,
  Incorporated+................       92,907      2,646
                                               --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.................                   8,753
                                               --------
ELECTRICAL EQUIPMENT - 0.98%
American Power Conversion
  Corporation..................       81,400      1,569
Emerson Electrical Company.....       77,000      4,932
                                               --------
    TOTAL ELECTRICAL
      EQUIPMENT................                   6,501
                                               --------
INDUSTRIAL CONGLOMERATES - 1.07%
Tyco International Limited.....      228,801      7,127
                                               --------
    TOTAL INDUSTRIAL
      CONGLOMERATES............                   7,127
                                               --------
MACHINERY - 0.70%
Caterpillar, Incorporated......       29,300      2,360
ITT Industries, Incorporated...       28,400      2,304
                                               --------
    TOTAL MACHINERY............                   4,664
                                               --------
TRANSPORTATION - 1.09%
Burlington Northern Santa Fe
  Corporation..................       65,600      2,743
CSX Corporation................      124,100      4,529
                                               --------
    TOTAL TRANSPORTATION.......                   7,272
                                               --------
    TOTAL INDUSTRIALS..........                  54,823
                                               --------
INFORMATION TECHNOLOGY - 3.06%
COMPUTERS & PERIPHERALS - 1.14%
Hewlett Packard Company........      171,400      3,198
International Business Machines
  Corporation..................       49,200      4,416
                                               --------
    TOTAL COMPUTERS &
      PERIPHERALS..............                   7,614
                                               --------
IT CONSULTING & SERVICES - 1.36%
Computer Sciences
  Corporation+.................       56,500      2,806
Electronic Data Systems
  Corporation*.................      294,900      6,273
                                               --------
    TOTAL IT CONSULTING &
      SERVICES.................                   9,079
                                               --------
SOFTWARE - 0.56%
Computer Associates
  International,
  Incorporated.................      135,600      3,757
                                               --------
    TOTAL SOFTWARE.............                   3,757
                                               --------
    TOTAL INFORMATION
      TECHNOLOGY...............                  20,450
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
MATERIALS - 3.61%
CHEMICALS - 2.07%
Air Products & Chemicals,
  Incorporated.................       35,000   $  1,861
E. I. du Pont de Nemours &
  Company......................       35,900      1,539
Eastman Chemical Company.......       30,000      1,424
Hercules, Incorporated+........      128,400      1,834
Imperial Chemical Industries
  plc, ADR.....................      108,300      1,670
Lyondell Chemical Company*.....      165,700      3,808
PPG Industries, Incorporated...       26,200      1,670
                                               --------
    TOTAL CHEMICALS............                  13,806
                                               --------
METALS & MINING - 0.57%
Alcoa, Incorporated............      116,796      3,796
                                               --------
    TOTAL METALS & MINING......                   3,796
                                               --------
PAPER & FOREST PRODUCTS - 0.97%
International Paper Company....       33,300      1,283
Sappi Limited, ADR.............      213,000      3,086
UPM Kymmene Corporation,
  ADR*.........................       62,900      1,249
Weyerhaeuser Company+..........       13,800        864
                                               --------
    TOTAL PAPER & FOREST
      PRODUCTS.................                   6,482
                                               --------
    TOTAL MATERIALS............                  24,084
                                               --------
TELECOMMUNICATION SERVICES - 0.91%
DIVERSIFIED TELECOMMUNICATION - 0.82%
SBC Communications,
  Incorporated.................       31,300        790
Nokia Corporation, ADR.........      100,600      1,551
Verizon Communications,
  Incorporated+................       80,428      3,145
                                               --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION........                   5,486
                                               --------
WIRELESS TELECOMMUNICATION - 0.09%
Alltel Corporation.............       11,500        632
                                               --------
    TOTAL WIRELESS
      TELECOMMUNICATION........                     632
                                               --------
    TOTAL TELECOMMUNICATION
      SERVICES.................                   6,118
                                               --------
UTILITIES - 3.59%
American Electric Power
  Company, Incorporated*.......      182,000      5,993

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
CenterPoint Energy,
  Incorporated*................      132,600   $  1,394
Entergy Corporation............       63,900      4,177
FirstEnergy Corporation........       80,000      3,306
Florida Power and Light Group,
  Incorporated.................       45,000      3,101
General Electric Company.......       75,600      2,579
Public Service Enterprise
  Group, Incorporated..........       20,400        869
Reliant Resources,
  Incorporated+*...............      144,956      1,490
Teco Energy, Incorporated*.....       70,600        988
                                               --------
    TOTAL UTILITIES............                  23,897
                                               --------
    TOTAL COMMON STOCK.........                 393,652
                                               --------

                                        PAR
                                      AMOUNT
                                      -------
SHORT-TERM INVESTMENTS - 24.34%
UNITED STATES TREASURY BILLS - 5.45%
  1.62%, Due 12/9/2004 (Note B).....  $4,325     4,318
  1.62%, Due 12/9/2004*.............  13,000    12,976
  1.70%, Due 11/4/2004*.............  19,000    18,997
                                                ------
    TOTAL UNITED STATES TREASURY
      BILLS.........................            36,291
                                                ------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 18.89%
American AAdvantage Money Market
  Select Fund (Notes C and D)...  67,547,447     67,547
AMR Investments Enhanced Cash
  Business Trust (Notes C and
  D)............................  58,359,465     58,359
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                125,906
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                162,197
                                               --------
TOTAL INVESTMENTS - 112.37%
  (COST $659,806)...............                748,820
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (12.37%).............                (82,451)
                                               --------
TOTAL NET ASSETS - 100%.........               $666,369
                                               ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $3,923 or 0.59% of net assets.

(B) At October 31, 2004, security held as collateral for open futures contracts.

(C) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(D) All or a portion of this security is purchased with cash collateral for securities loaned.

* - All or a portion of this security is on loan at October 31, 2004. See Note
5.

+ - Non-income producing security.
                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 94.76%
CONSUMER DISCRETIONARY - 10.28%
HOTELS, RESTAURANTS & LEISURE - 2.83%
Carnival Corporation............     134,100    $  6,780
Interpublic Group Companies,
  Incorporated+.................     196,500       2,409
Mattel, Incorporated............     172,400       3,019
McDonald's Corporation..........      75,100       2,189
MGM Mirage, Incorporated+.......     107,500       5,784
Yum Brands, Incorporated+.......      54,300       2,362
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE...................                  22,543
                                                --------
HOUSEHOLD DURABLES  - 2.41%
Centex Corporation..............     157,900       8,201
Fortune Brands, Incorporated....      27,100       1,973
Koninklijke Philips Electronics
  NV............................     165,266       3,937
Matsushita Electric Industrial
  Company Limited, ADR..........     191,000       2,771
Pulte Homes, Incorporated*......      41,700       2,288
                                                --------
    TOTAL HOUSEHOLD DURABLES....                  19,170
                                                --------
LEISURE EQUIPMENT & PRODUCTS  - 0.46%
Eastman Kodak Company*..........     120,000       3,634
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                   3,634
                                                --------
MEDIA - 1.08%
Clear Channel Communications,
  Incorporated..................      72,000       2,405
The Walt Disney Company.........     136,000       3,430
Liberty Media Corporation+......      76,000       2,740
                                                --------
    TOTAL MEDIA.................                   8,575
                                                --------
MULTILINE RETAIL - 3.02%
Federated Department Stores,
  Incorporated..................      69,100       3,486
May Department Stores Company...      83,900       2,186
J.C. Penney Company,
  Incorporated..................     122,500       4,237
Sears, Roebuck, & Company.......     270,900       9,482
Target Corporation..............      93,300       4,667
                                                --------
    TOTAL MULTILINE RETAIL......                  24,058
                                                --------
TEXTILES & APPAREL  - 0.48%
Liz Claiborne, Incorporated.....      52,000       2,126
Polo Ralph Lauren Corporation...      46,400       1,714
                                                --------
    TOTAL TEXTILES & APPAREL....                   3,840
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                  81,820
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 9.23%
FOOD & DRUG RETAILING - 0.50%
Albertson's, Incorporated*......      83,900    $  1,914
Safeway, Incorporated+..........     113,700       2,074
                                                --------
    TOTAL FOOD & DRUG
      RETAILING.................                   3,988
                                                --------
FOOD PRODUCTS - 4.10%
Archer-Daniels-Midland Company..     199,000       3,855
Conagra, Incorporated...........     210,700       5,562
Dean Foods Company+.............     135,100       4,033
General Mills, Incorporated.....      45,600       2,018
Kellogg Company.................      87,000       3,741
Kraft Foods, Incorporated.......     133,400       4,443
Performance Food Group
  Company+*.....................     106,000       2,466
Sara Lee Company................     184,128       4,287
Unilever plc, ADR*..............      66,000       2,250
                                                --------
    TOTAL FOOD PRODUCTS.........                  32,655
                                                --------
HOUSEHOLD PRODUCTS - 0.36%
Kimberly Clark Corporation......      48,100       2,870
                                                --------
    TOTAL HOUSEHOLD PRODUCTS....                   2,870
                                                --------
TOBACCO - 4.27%
Altria Group, Incorporated......     321,900      15,599
Gallaher Group plc, ADR.........      70,800       3,582
Imperial Tobacco Group plc,
  ADR*..........................     183,500       8,615
UST, Incorporated...............     150,400       6,190
                                                --------
    TOTAL TOBACCO...............                  33,986
                                                --------
    TOTAL CONSUMER STAPLES......                  73,499
                                                --------
ENERGY - 8.87%
ENERGY EQUIPMENT & SERVICES - 1.33%
American Power Conversion
  Company.......................     165,000       3,181
General Electric Company........     109,400       3,733
Weatherford International
  Limited+......................      70,900       3,705
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES..................                  10,619
                                                --------
OIL & GAS  - 7.54%
BP plc, ADR.....................     106,036       6,177
ChevronTexaco Corporation.......     184,862       9,809
ConocoPhillips..................     226,722      19,115
Devon Energy Corporation........      56,800       4,201
Equitable Resources,
  Incorporated..................      18,400       1,017
Kerr-McGee Corporation..........      46,600       2,760
Occidental Petroleum
  Corporation...................     184,900      10,323

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Petro-Canada....................      43,500    $  2,370
Valero Energy Corporation.......      99,300       4,267
                                                --------
    TOTAL OIL & GAS.............                  60,039
                                                --------
    TOTAL ENERGY................                  70,658
                                                --------
FINANCIALS - 27.30%
BANKS  - 7.82%
Bank of America Corporation.....     400,642      17,945
Comerica, Incorporated..........      39,500       2,430
KeyCorp Limited.................     121,900       4,095
Mitsubishi Tokyo Financial
  Group, Incorporated, ADR......     356,000       3,022
PNC Financial Services Group,
  Incorporated..................      76,027       3,976
TCF Financial Corporation.......      74,600       2,351
U.S. Bancorp, Incorporated......     147,560       4,222
UnionBanCal Corporation.........      17,800       1,081
Wachovia Corporation+...........      77,200       3,799
Washington Mutual,
  Incorporated+*................     260,500      10,084
Wells Fargo & Company+..........     155,500       9,286
                                                --------
    TOTAL BANKS.................                  62,291
                                                --------
DIVERSIFIED FINANCIALS - 9.34%
American Express Company........      23,400       1,242
Bear Stearns Companies,
  Incorporated..................      33,000       3,127
Charles Schwab Corporation......     313,000       2,864
CIT Group, Incorporated*........      51,700       2,089
Citigroup, Incorporated.........     303,538      13,468
Federal Home Loan Mortgage
  Corporation...................     100,600       6,700
Federal National Mortgage
  Association...................      46,000       3,227
Goldman Sachs Group,
  Incorporated..................      26,700       2,627
ING Groep NV, ADR*..............     161,678       4,305
MBNA Corporation................     123,400       3,163
JP Morgan Chase & Company.......     417,898      16,131
Merrill Lynch & Company,
  Incorporated..................      61,800       3,333
Morgan Stanley Dean Witter &
  Company.......................      62,900       3,214
Principal Financial Group,
  Incorporated..................     114,000       4,305
SLM Corporation.................     101,600       4,598
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                  74,393
                                                --------
INSURANCE - 9.46%
Ace Limited+....................      88,900       3,384
Allstate Corporation............     249,328      11,990
American International Group,
  Incorporated..................     102,800       6,241
Anthem, Incorporated+*..........      23,100       1,857
AON Corporation.................      72,200       1,474
Assurant, Incorporated..........      83,400       2,250

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Chubb Corporation...............      51,700    $  3,729
Conseco, Incorporated+..........     129,200       2,165
Hartford Financial Services
  Group, Incorporated...........      34,700       2,029
Loews Corporation...............      38,300       2,294
MetLife, Incorporated...........     341,600      13,100
MGIC Investments Corporation....      68,000       4,373
Prudential Financial,
  Incorporated..................     141,900       6,594
The St. Paul Travelers
  Companies, Incorporated.......     243,400       8,266
Wellpoint Health Networks,
  Incorporated+.................      18,200       1,778
XL Capital Limited+.............      51,900       3,763
                                                --------
    TOTAL INSURANCE.............                  75,287
                                                --------
REAL ESTATE - 0.68%
Equity Office Properties
  Trust.........................     193,300       5,436
                                                --------
    TOTAL REAL ESTATE...........                   5,436
                                                --------
    TOTAL FINANCIALS............                 217,407
                                                --------
HEALTH CARE - 6.58%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.47%
Alcon, Incorporated+............      28,800       2,051
C. R. Bard, Incorporated........      64,300       3,652
Baxter International,
  Incorporated..................     194,900       5,995
                                                --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES................                  11,698
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 2.18%
Aetna, Incorporated+............      65,800       6,251
Cigna Corporation...............      40,700       2,583
HCA, Incorporated...............     105,900       3,890
Health Net, Incorporated+.......      84,500       2,050
Tenet Healthcare Corporation+...     239,900       2,572
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                  17,346
                                                --------
PHARMACEUTICALS - 2.93%
Astrazeneca plc, ADR............      75,000       3,090
Bristol-Myers Squibb Company....     275,700       6,460
McKesson Corporation............      35,200         938
Merck & Company, Incorporated...     134,600       4,214
Pfizer, Incorporated............      50,200       1,453
Schering Plough Corporation.....     260,100       4,710
Wyeth Corporation+..............      61,300       2,431
                                                --------
    TOTAL PHARMACEUTICALS.......                  23,296
                                                --------
    TOTAL HEALTH CARE...........                  52,340
                                                --------
INDUSTRIALS - 12.24%
AEROSPACE & DEFENSE - 3.80%
Boeing Company..................     256,600      12,804
L3 Communications Holding
  Corporation...................      55,400       3,653
Lockheed Martin Corporation.....      95,500       5,261

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Raytheon Company................     151,900    $  5,541
United Technologies
  Corporation...................      32,100       2,980
                                                --------
    TOTAL AEROSPACE & DEFENSE...                  30,239
                                                --------
COMMERCIAL SERVICES & SUPPLIES  - 1.86%
Cendant Corporation.............     501,900      10,334
Waste Management,
  Incorporated+.................     157,165       4,476
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                  14,810
                                                --------
ELECTRICAL EQUIPMENT - 1.43%
Emerson Electrical Company......     125,900       8,064
Molex, Incorporated.............     128,000       3,292
                                                --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                  11,356
                                                --------
INDUSTRIAL CONGLOMERATES - 2.88%
Honeywell International,
  Incorporated..................      82,900       2,792
Textron, Incorporated...........      72,000       4,907
Tyco International Limited......     489,300      15,242
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                  22,941
                                                --------
MACHINERY - 0.91%
Caterpillar, Incorporated.......      44,800       3,608
ITT Industries, Incorporated....      45,200       3,668
                                                --------
    TOTAL MACHINERY.............                   7,276
                                                --------
TRANSPORTATION - 1.36%
Burlington Northern Santa Fe
  Corporation...................      89,500       3,742
CSX Corporation.................     195,200       7,125
                                                --------
    TOTAL TRANSPORTATION........                  10,867
                                                --------
    TOTAL INDUSTRIALS...........                  97,489
                                                --------
INFORMATION TECHNOLOGY - 7.15%
COMMUNICATIONS EQUIPMENT  - 0.38%
Lucent Technologies,
  Incorporated+*................     857,000       3,042
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.................                   3,042
                                                --------
COMPUTERS & PERIPHERALS  - 3.15%
Apple Computer, Incorporated+...     118,700       6,235
Hewlett Packard Company.........     239,600       4,471
International Business Machines
  Corporation...................     109,700       9,846
NCR Corporation+................      80,700       4,547
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS...............                  25,099
                                                --------
IT CONSULTING & SERVICES  - 1.80%
Computer Sciences Corporation+..      74,700       3,710
Electronic Data Systems
  Corporation*..................     496,900      10,569
                                                --------
    TOTAL IT CONSULTING &
      SERVICES..................                  14,279
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.41%
Freescale Semiconductor,
  Incorporated+*................      73,000    $  1,134
Texas Instruments,
  Incorporated..................      87,000       2,127
                                                --------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS......                   3,261
                                                --------
SOFTWARE - 1.41%
Autodesk, Incorporated..........      93,000       4,906
Computer Associates
  International, Incorporated...     228,700       6,337
                                                --------
    TOTAL SOFTWARE..............                  11,243
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                  56,924
                                                --------
MATERIALS - 5.86%
CHEMICALS - 3.21%
Air Products & Chemicals,
  Incorporated..................     112,100       5,961
Cytec Industries,
  Incorporated..................      79,700       3,707
E. I. du Pont de Nemours &
  Company.......................      48,800       2,092
Hercules, Incorporated+.........     173,400       2,476
Imperial Chemical Industries
  plc, ADR......................     156,900       2,419
Lyondell Chemical Company*......     280,900       6,455
PPG Industries, Incorporated....      38,700       2,467
                                                --------
    TOTAL CHEMICALS.............                  25,577
                                                --------
METALS & MINING - 0.76%
Alcoa, Incorporated.............     185,668       6,034
                                                --------
    TOTAL METALS & MINING.......                   6,034
                                                --------
PAPER & FOREST PRODUCTS - 1.89%
International Paper Company.....      53,800       2,072
Sappi Limited, ADR*.............     277,000       4,014
UPM Kymmene Corporation, ADR*...     103,100       2,047
Weyerhaeuser Company+...........     109,900       6,884
                                                --------
    TOTAL PAPER & FOREST
      PRODUCTS..................                  15,017
                                                --------
    TOTAL MATERIALS.............                  46,628
                                                --------
TELECOMMUNICATION SERVICES - 2.08%
DIVERSIFIED TELECOMMUNICATION - 1.18%
SBC Communications,
  Incorporated..................     161,800       4,087
Verizon Communications,
  Incorporated+.................     135,746       5,308
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.........                   9,395
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
WIRELESS TELECOMMUNICATION - 0.90%
Alltel Corporation..............      19,400    $  1,066
Nokia Corporation, ADR..........     150,400       2,319
Vodafone Group plc, ADR+........     146,000       3,765
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION.........                   7,150
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES..................                  16,545
                                                --------
UTILITIES - 5.17%
ELECTRIC UTILITIES - 4.37%
American Electric Power Company,
  Incorporated..................     282,100       9,290
Centerpoint Energy,
  Incorporated*.................     231,500       2,433
Entergy Corporation.............     103,200       6,745
FirstEnergy Corporation.........     145,900       6,030
Florida Power and Light Group,
  Incorporated..................      75,800       5,223
Public Service Enterprise Group,
  Incorporated..................      29,400       1,252
Reliant Resources,
  Incorporated+.................     231,347       2,378
Teco Energy, Incorporated*......     104,500       1,463
                                                --------
    TOTAL ELECTRIC UTILITIES....                  34,814
                                                --------
MULTI-UTILITIES - 0.80%
Duke Energy Corporation.........     259,400       6,363
                                                --------
    TOTAL MULTI-UTILITIES.......                   6,363
                                                --------
    TOTAL UTILITIES.............                  41,177
                                                --------
    TOTAL COMMON STOCK..........                 754,487
                                                --------

                                      PAR
                                    AMOUNT       AMOUNT
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 10.34%
U.S. TREASURY BILLS - 0.53%
1.62%, Due 12/09/2004 (Note
  A)............................  $    4,195    $  4,188
                                                --------
    TOTAL U.S. TREASURY BILLS...                   4,188
                                                --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 9.81%
American AAdvantage Money Market
  Select Fund (Notes B and C)...  55,682,793     55,683
AMR Investments Enhanced Cash
  Business Trust (Notes B and
  C)............................  22,401,754     22,402
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 78,085
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 82,273
                                               --------
TOTAL INVESTMENTS - 105.10%
  (COST $687,450)...............                836,760
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (5.10%)..............                (40,614)
                                               --------
TOTAL NET ASSETS - 100%.........               $796,146
                                               ========

---------------

(A) At October 31, 2004, security held as collateral for open futures contracts.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

* - All or a portion of this security is on loan at October 31, 2004. See Note 5

+ - Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
COMMON STOCK - 100.40%
CONSUMER DISCRETIONARY - 17.75%
AUTO COMPONENTS - 0.17%
Johnson Controls, Incorporated...      1,200    $     69
Lear Corporation.................        500          27
                                                --------
    TOTAL AUTO COMPONENTS........                     96
                                                --------
AUTOMOBILES - 0.62%
Ford Motor Company...............     23,700         309
Harley Davidson, Incorporated....        600          35
                                                --------
    TOTAL AUTOMOBILES............                    344
                                                --------
HOUSEHOLD DURABLES - 0.38%
The Black & Decker Corporation...      1,500         120
Centex Corporation...............        700          36
D R Horton, Incorporated.........        800          24
KB Home..........................        100           8
Lennar Corporation...............        200           9
Pulte Homes, Incorporated........        200          11
                                                --------
    TOTAL HOUSEHOLD DURABLES.....                    208
                                                --------
HOTELS, RESTAURANTS & LEISURE - 2.21%
Carnival Corporation.............      2,800         142
Choice Hotels, Incorporated......      2,600         130
GTECH Holdings Corporation.......      5,400         128
Hilton Hotels Corporation........      2,400          48
International Game Technology,
  Incorporated...................      3,200         106
Marriott International,
  Incorporated...................      2,100         114
McDonald's Corporation...........      6,500         189
Polaris Industries,
  Incorporated...................      1,500          89
Starwood Hotels and Resorts......      2,000          95
Yum Brands, Incorporated+........      4,100         178
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE....................                  1,219
                                                --------
INTERNET & CATALOG RETAIL - 1.29%
Ebay, Incorporated+..............      7,300         713
                                                --------
    TOTAL INTERNET & CATALOG
      RETAIL.....................                    713
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 0.20%
Hasbro, Incorporated.............      2,600          46
Mattel, Incorporated.............      3,700          65
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS...................                    111
                                                --------
MEDIA - 5.28%
The Walt Disney Company..........      1,600          40
Echostar Communications
  Corporation+...................      2,500          79
Fox Entertainment Group,
  Incorporated+..................      6,600         196
Gannett Company, Incorporated....      2,400         199
Harman International Industries,
  Incorporated+..................      5,500         661
Liberty Media Corporation+.......      6,200         224

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
The E. W. Scripps Company........      3,500    $    167
Time Warner, Incorporated+.......     22,000         366
Viacom, Incorporated+............     26,788         977
                                                --------
    TOTAL MEDIA..................                  2,909
                                                --------
MULTILINE RETAIL - 2.87%
Costco Wholesale Corporation.....        800          38
Family Dollar Stores,
  Incorporated...................        400          12
Kmart Holding Corporation+*......      4,300         396
Kohl's Corporation+..............      5,000         254
Target Corporation...............      5,000         250
Wal-Mart Stores, Incorporated+...     11,700         631
                                                --------
    TOTAL MULTILINE RETAIL.......                  1,581
                                                --------
SPECIALTY RETAIL - 4.02%
Abercrombie and Fitch Company....      2,500          98
Avon Products, Incorporated......      1,800          71
Barnes and Noble, Incorporated+..     10,800         359
Bed Bath & Beyond,
  Incorporated+..................      2,800         114
Circuit City Stores,
  Incorporated...................     15,400         250
Foot Locker, Incorporated........      2,100          51
Gap Inc..........................      1,100          22
Home Depot, Incorporated.........     15,600         641
Lowe's Companies, Incorporated...      6,800         383
Petco Animal Supplies,
  Incorporated+..................      2,600          93
TJX Companies, Incorporated......      5,600         134
                                                --------
    TOTAL SPECIALTY RETAIL.......                  2,216
                                                --------
TEXTILES & APPAREL - 0.71%
Jones Apparel Group,
  Incorporated...................      3,000         106
Nike, Incorporated...............      3,500         285
                                                --------
    TOTAL TEXTILES & APPAREL.....                    391
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY..............                  9,788
                                                --------
CONSUMER STAPLES - 8.89%
BEVERAGES - 2.12%
Anheuser Busch Companies,
  Incorporated...................      1,400          70
Coca-Cola Company................     19,300         785
Pepsico, Incorporated............      6,300         312
                                                --------
    TOTAL BEVERAGES..............                  1,167
                                                --------
FOOD & DRUG RETAILING - 1.11%
Albertson's, Incorporated........      5,800         132
Longs Drug Stores Corporation....      1,400          35
Pilgrims Pride Corporation.......      4,200         114
SUPERVALU, INC...................      6,100         180
Sysco Corporation................      4,100         132
Walgreen Company+................        500          18
                                                --------
    TOTAL FOOD & DRUG
      RETAILING..................                    611
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
FOOD PRODUCTS - 1.00%
Kraft Foods, Incorporated........      2,800    $     93
Tyson Foods, Incorporated........     29,200         423
Wm. Wrigley Jr. Company+.........        500          33
                                                --------
    TOTAL FOOD PRODUCTS..........                    549
                                                --------
HOUSEHOLD PRODUCTS - 2.50%
Procter & Gamble Company.........     26,900       1,377
                                                --------
    TOTAL HOUSEHOLD PRODUCTS.....                  1,377
                                                --------
PERSONAL PRODUCTS - 1.79%
Gillette Company.................     23,800         987
                                                --------
    TOTAL PERSONAL PRODUCTS......                    987
                                                --------
TOBACCO - 0.37%
Altria Group, Incorporated.......      4,200         204
                                                --------
    TOTAL TOBACCO................                    204
                                                --------
    TOTAL CONSUMER STAPLES.......                  4,895
                                                --------
ENERGY - 0.79%
ENERGY EQUIPMENT & SERVICES - 0.58%
Baker Hughes, Incorporated.......      2,100          90
Cooper Cameron Corporation+......      2,300         111
Pride International,
  Incorporated+..................      4,800          89
Rowan Companies, Incorporated+...      1,100          28
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES...................                    318
                                                --------
OIL & GAS - 0.21%
Burlington Resources,
  Incorporated...................        600          25
Unocal Corporation...............      2,200          92
                                                --------
    TOTAL OIL & GAS..............                    117
                                                --------
    TOTAL ENERGY.................                    435
                                                --------
FINANCIALS - 12.42%
BANKS - 1.77%
Bank of America Corporation......      6,900         309
Bank of Hawaii Corporation.......      3,500         167
Bank of New York, Incorporated...      1,700          55
North Fork Bancorporation,
  Incorporated...................      1,600          71
UnionBanCal Corporation..........      2,900         176
U.S. Bancorp, Incorporated.......      1,000          29
Washington Mutual,
  Incorporated+..................        700          27
Wells Fargo & Company+...........      2,400         143
                                                --------
    TOTAL BANKS..................                    977
                                                --------
DIVERSIFIED FINANCIALS - 5.87%
AmeriCredit Corporation+.........      5,500         107
Charles Schwab Corporation.......     13,500         124
CIT Group, Incorporated..........      2,600         105
Citigroup, Incorporated..........     10,300         457
Countrywide Financial
  Corporation....................      9,200         294
Doral Financial Corporation......      2,200          92

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Federal Home Loan Mortgage
  Corporation....................     10,500    $    699
Federal National Mortgage
  Corporation....................      1,900         133
First Data Corporation...........      7,700         318
Moody's Corporation..............      7,600         591
Morgan Stanley Dean Witter &
  Company........................      3,300         169
Nuveen Investments,
  Incorporated...................      1,800          57
State Street Corporation.........      2,000          90
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS.................                  3,236
                                                --------
INSURANCE - 4.46%
Alleghany Corporation+...........        150          43
Allstate Corporation.............        600          29
Ambac Financial Group,
  Incorporated...................      8,500         664
Anthem, Incorporated+............      3,200         257
Genworth Financial,
  Incorporated...................        100           2
Hartford Financial Services
  Group, Incorporated............      2,100         123
Loews Corporation................      8,900         533
MBIA, Incorporated...............      3,500         203
The Progressive Corporation......      1,400         131
Prudential Financial,
  Incorporated...................      7,500         349
Wellpoint Health Networks,
  Incorporated+..................      1,300         127
                                                --------
    TOTAL INSURANCE..............                  2,461
                                                --------
REAL ESTATE - 0.32%
CarrAmerica Realty Corporation...        900          29
Equity Office Properties Trust...      1,700          48
Kimco Realty Corporation.........        600          33
Regency Centers Corporation......      1,400          68
                                                --------
    TOTAL REAL ESTATE............                    178
                                                --------
    TOTAL FINANCIALS.............                  6,852
                                                --------
HEALTH CARE - 23.65%
BIOTECHNOLOGY - 3.71%
Amgen, Incorporated+.............      8,400         477
Biogen Idec, Incorporated+.......     11,900         692
Genentech, Incorporated+.........     14,600         665
Gilead Sciences, Incorporated+...      4,700         163
ImClone Systems, Incorporated+...      1,100          48
                                                --------
    TOTAL BIOTECHNOLOGY..........                  2,045
                                                --------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.14%
C.R. Bard, Incorporated..........      2,700         153
Baxter International,
  Incorporated...................      3,400         105
Boston Scientific Corporation+...     10,700         378
Guidant Corporation..............      7,700         513
Zimmer Holdings, Incorporated+...      7,500         582
                                                --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES...................                  1,731
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 2.40%
Aetna, Incorporated+.............      3,200         304
AmerisourceBergen Corporation....      3,400         187

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Becton Dickinson and Company.....      1,300    $     68
Cardinal Health, Incorporated....      1,000          47
Covance, Incorporated+...........        800          32
HCA, Incorporated................        600          22
St. Jude Medical,
  Incorporated+..................      1,200          92
UnitedHealth Group,
  Incorporated+..................      7,900         572
                                                --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES...................                  1,324
                                                --------
PHARMACEUTICALS - 14.40%
Allergan, Incorporated...........      1,000          72
Caremark Rx, Incorporated+.......     14,300         429
Forest Laboratories,
  Incorporated+..................     11,100         495
Hospira, Incorporated+...........        100           3
Johnson & Johnson................     43,100       2,516
Eli Lilly & Company..............     14,900         818
Medicis Pharmaceutical
  Corporation....................      2,000          81
Merck & Company, Incorporated....      1,900          59
OSI Pharmaceuticals,
  Incorporated+..................      1,700         110
Pfizer, Incorporated.............     97,560       2,824
Schering Plough Corporation......     13,700         248
Sepracor, Incorporated+*.........      3,800         175
Wyeth Corporation+...............      2,700         107
                                                --------
    TOTAL PHARMACEUTICALS........                  7,937
                                                --------
    TOTAL HEALTH CARE............                 13,037
                                                --------
INDUSTRIALS - 7.74%
AEROSPACE & DEFENSE - 2.18%
Boeing Company...................      6,300         314
Lockheed Martin Corporation......      4,900         270
Raytheon Company.................     11,100         405
United Technologies Corporation..      2,300         213
                                                --------
    TOTAL AEROSPACE & DEFENSE....                  1,202
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 2.45%
Cendant Corporation..............     25,500         525
FedEx Corporation................        600          55
W.W. Grainger, Incorporated......      1,000          59
Hughes Supply, Incorporated......      6,000         170
Ryder Systems, Incorporated......        800          40
Staples, Incorporated............      7,800         232
United Parcel Service,
  Incorporated...................      3,100         245
Waste Management, Incorporated+..        900          26
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES...................                  1,352
                                                --------
INDUSTRIAL CONGLOMERATES - 2.34%
3M Company.......................      7,400         574
General Electric Company.........     10,400         355
Tyco International Limited.......     11,600         361
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES..............                  1,290
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
MACHINERY - 0.47%
Caterpillar, Incorporated........      1,400    $    113
Deere and Company................      1,800         108
Eaton Corporation................        600          38
                                                --------
    TOTAL MACHINERY..............                    259
                                                --------
TRANSPORTATION - 0.30%
J.B. Hunt Transportation
  Services, Incorporated.........      4,100         168
                                                --------
    TOTAL TRANSPORTATION.........                    168
                                                --------
    TOTAL INDUSTRIALS............                  4,271
                                                --------
INFORMATION TECHNOLOGY - 26.16%
COMMUNICATIONS EQUIPMENT - 6.59%
Cisco Systems, Incorporated+.....     48,800         937
Corning, Incorporated+...........     19,100         219
Juniper Networks,
  Incorporated+..................      8,500         226
Motorola, Incorporated...........     49,600         856
Qualcomm, Incorporated...........     33,400       1,396
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT..................                  3,634
                                                --------
COMPUTERS & PERIPHERALS - 4.60%
Dell, Incorporated+..............     22,500         789
International Business Machines
  Corporation....................     13,200       1,185
Lexmark International,
  Incorporated+..................      1,600         133
NCR Corporation+.................      4,200         237
Storage Technology Corporation+..      7,100         192
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS................                  2,536
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.27%
Broadcom Corporation+............      1,100          30
Ingram Micro, Incorporated+......      1,500          26
Intersil Corporation.............      5,700          93
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS................                    149
                                                --------
INTERNET SOFTWARE & SERVICES - 1.44%
Electronic Arts, Incorporated+...      1,300          58
Mercury Interactive
  Corporation+...................      1,300          56
Symantec Corporation+............     11,700         666
Yahoo, Incorporated+.............        300          11
                                                --------
    TOTAL INTERNET SOFTWARE &
      SERVICES...................                    791
                                                --------
IT CONSULTING & SERVICES - 1.37%
Acxiom Corporation...............     22,800         570
Computer Sciences Corporation+...      2,600         129
SunGard Data Systems,
  Incorporated+..................      2,100          56
                                                --------
    TOTAL IT CONSULTING &
      SERVICES...................                    755
                                                --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.10%
Altera Corporation+..............      9,400         214
Analog Devices, Incorporated.....     11,800         475

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Intel Corporation................     52,500    $  1,169
Linear Technology Corporation....        500          19
Microchip Technology,
  Incorporated...................      1,000          30
Micron Technology,
  Incorporated+..................     22,100         269
National Semiconductor
  Corporation....................      9,100         152
Novellus Systems,
  Incorporated+..................      6,400         166
Texas Instruments,
  Incorporated...................      4,400         107
Xilinx, Incorporated+............      6,900         211
                                                --------
    TOTAL SEMICONDUCTOR EQUIPMENT
      & PRODUCTS.................                  2,812
                                                --------
SOFTWARE - 6.79%
Autodesk, Incorporated...........      4,300         227
BMC Software, Incorporated+......     32,300         611
Microsoft Corporation............     79,200       2,216
Oracle Corporation+..............     42,000         532
Take-Two Interactive Software,
  Incorporated+..................      2,300          76
VERITAS Software Corporation+....      3,800          83
                                                --------
    TOTAL SOFTWARE...............                  3,745
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY.................                 14,422
                                                --------
MATERIALS - 0.82%
CHEMICALS - 0.16%
Praxair, Incorporated............      2,100          89
                                                --------
    TOTAL CHEMICALS..............                     89
                                                --------
METALS & MINING - 0.66%
Alcoa, Incorporated..............      3,900         127
Newmont Mining Corporation.......        700          33
Nucor Corporation................      1,800          76
United States Steel
  Corporation....................      3,500         128
                                                --------
    TOTAL METALS & MINING........                    364
                                                --------
    TOTAL MATERIALS..............                    453
                                                --------
TELECOMMUNICATION SERVICES - 1.48%
DIVERSIFIED TELECOMMUNICATION - 0.03%
Verizon Communications,
  Incorporated+..................        400          16
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION..........                     16
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
WIRELESS TELECOMMUNICATION SERVICE - 1.45%
Nextel Communications,
  Incorporated+..................      8,800    $    233
Sprint Corporation...............     25,200         528
Telephone and Data Systems,
  Incorporated...................        500          37
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION
      SERVICE....................                    798
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES...................                    814
                                                --------
UTILITIES - 0.70%
NRG Energy, Incorporated+........     12,300         341
Pinnacle West Capital
  Corporation....................      1,000          43
                                                --------
    TOTAL UTILITIES..............                    384
                                                --------
    TOTAL COMMON STOCK...........                 55,351
                                                --------
SHORT-TERM INVESTMENTS - 9.05%
American AAdvantage Money Market
  Select Fund (Notes A and B)....  4,490,847       4,491
AMR Investments Enhanced Cash
  Business Trust (Notes A and
  B).............................    360,717         361
iShares Russell 1000 Growth Index
  Fund...........................      2,860         131
                                                --------
    TOTAL SHORT-TERM
      INVESTMENTS................                  4,983
                                                --------
TOTAL INVESTMENTS - 109.45% (COST
  $56,694).......................                 60,334
                                                --------
LIABILITIES, NET OF OTHER
  ASSETS - (9.45%)...............                 (5,212)
                                                --------
TOTAL NET ASSETS - 100%..........               $ 55,122
                                                ========

---------------

(A) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(B) All or a portion of this security is purchased with cash collateral for securities loaned.
* - All or a portion of this security is on loan at October 31, 2004. See Note
5.

+ - Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 78.91%
CONSUMER DISCRETIONARY - 14.85%
AUTO COMPONENTS - 4.54%
Advance Auto Parts,
  Incorporated+.................       6,000    $    235
Genuine Parts Company...........       5,900         235
Goodrich Corporation............       9,700         299
Lear Corporation................       7,225         390
                                                --------
    TOTAL AUTO COMPONENTS.......                   1,159
                                                --------
HOTELS RESTAURANTS & LEISURE - 2.73%
Hasbro, Incorporated............      15,800         280
Royal Caribbean Cruises,
  Limited+*.....................       5,900         275
Wendy's International,
  Incorporated+.................       4,300         143
                                                --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE...................                     698
                                                --------
HOUSEHOLD DURABLES - 2.66%
Stanley Works...................       7,400         329
Whirlpool Corporation+..........       5,950         350
                                                --------
    TOTAL HOUSEHOLD DURABLES....                     679
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 1.08%
Brunswick Corporation...........       5,900         277
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                     277
                                                --------
MEDIA - 1.44%
R.H. Donnelley Corporation+.....       6,850         371
                                                --------
    TOTAL MEDIA.................                     371
                                                --------
SPECIALTY RETAIL - 2.40%
Dillards, Incorporated..........       4,250          87
Dollar General Corporation......      17,900         344
Rent-A-Center, Incorporated+....       7,525         181
                                                --------
    TOTAL SPECIALTY RETAIL......                     612
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                   3,796
                                                --------
CONSUMER STAPLES - 4.60%
FOOD PRODUCTS - 2.21%
Dean Foods Company+.............      10,400         310
Del Monte Foods Company+........      23,750         254
                                                --------
    TOTAL FOOD PRODUCTS.........                     564
                                                --------
TOBACCO - 2.39%
Universal Corporation*..........       6,125         280
UST, Incorporated...............       8,000         329
                                                --------
    TOTAL TOBACCO...............                     609
                                                --------
    TOTAL CONSUMER STAPLES......                   1,173
                                                --------
ENERGY - 2.85%
Kerr-McGee Corporation..........       6,300         373
Marathon Oil Corporation........       9,300         354
                                                --------
    TOTAL ENERGY................                     727
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
FINANCIALS - 23.43%
BANKS - 4.27%
Comerica, Incorporated..........       4,425    $    272
Peoples Bank*...................       7,200         270
South Financial Group,
  Incorporated..................       9,700         291
TCF Financial Corporation.......       8,200         258
                                                --------
    TOTAL BANKS.................                   1,091
                                                --------
DIVERSIFIED FINANCIALS - 1.71%
CIT Group, Incorporated.........       6,450         260
Janus Capital Group,
  Incorporated..................      11,600         177
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                     437
                                                --------
INSURANCE - 15.11%
AON Corporation.................       9,950         203
Axis Capital Holdings
  Limited+......................       5,900         148
First American Corporation......       6,200         193
IPC Holdings Limited+...........       8,475         343
Loews Corporation*..............      20,325         550
MBIA, Incorporated..............       5,025         291
Old Republic International
  Corporation...................      10,050         235
Protective Life Corporation.....       4,225         166
Radian Group, Incorporated......       6,900         331
Torchmark, Incorporated.........       4,450         240
Wellchoice, Incorporated+.......       9,300         388
Willis Group Holdings Limited+..      10,100         363
XL Capital Limited+.............       5,625         408
                                                --------
    TOTAL INSURANCE.............                   3,859
                                                --------
REAL ESTATE - 2.34%
American Financial Realty
  Trust.........................      22,800         335
Equity Office Properties
  Trust.........................       9,300         262
                                                --------
    TOTAL REAL ESTATE...........                     597
                                                --------
    TOTAL FINANCIALS............                   5,984
                                                --------
HEALTH CARE - 5.61%
HEALTH CARE PROVIDERS & SERVICES - 3.33%
Cigna Corporation...............       3,000         190
Health Net, Incorporated+.......      14,175         344
Triad Hospitals,
  Incorporated+.................       9,600         317
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                     851
                                                --------
PHARMACEUTICALS - 2.28%
McKesson Corporation............      11,275         301
Valeant Pharmaceuticals
  International.................      11,700         281
                                                --------
    TOTAL PHARMACEUTICALS.......                     582
                                                --------
    TOTAL HEALTH CARE...........                   1,433
                                                --------
INDUSTRIALS - 12.93%
AEROSPACE & DEFENSE - 1.10%
Precision Castparts
  Corporation...................       4,700         282
                                                --------
    TOTAL AEROSPACE & DEFENSE...                     282
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
BUILDING PRODUCTS - 1.13%
York International
  Corporation+..................       9,075    $    289
                                                --------
    TOTAL BUILDING PRODUCTS.....                     289
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 5.78%
Hillenbrand Industries,
  Incorporated..................       5,200         259
MoneyGram International,
  Incorporated..................      10,625         198
Service Corporation
  International+................      25,700         170
United Stationers,
Incorporated+...................       6,425         286
Valassis Communications,
  Incorporated+.................       6,975         240
Weight Watchers International,
  Incorporated+*................       9,000         323
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                   1,476
                                                --------
INDUSTRIAL CONGLOMERATES - 1.29%
Reynolds American,
  Incorporated*.................       4,800         331
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                     331
                                                --------
MACHINERY - 2.05%
ITT Industries, Incorporated....       2,600         211
Kennametal, Incorporated*.......       6,725         313
                                                --------
    TOTAL MACHINERY.............                     524
                                                --------
TRANSPORTATION - 1.58%
CNF, Incorporated...............       4,075         178
Ryder Systems, Incorporated.....       4,500         225
                                                --------
    TOTAL TRANSPORTATION........                     403
                                                --------
    TOTAL INDUSTRIALS...........                   3,305
                                                --------
INFORMATION TECHNOLOGY - 3.18%
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.40%
American Power Conversion
  Corporation*..................      18,600         359
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS...............                     359
                                                --------
IT CONSULTING & SERVICES - 1.78%
BearingPoint, Incorporated+*....      41,275         359
Electronic Data Systems
  Corporation...................       4,500          96
                                                --------
    TOTAL IT CONSULTING &
      SERVICES..................                     455
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                     814
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
MATERIALS - 4.35%
CHEMICALS - 3.06%
Ashland, Incorporated...........       3,350    $    193
Cytec Industries,
  Incorporated..................       4,425         206
Eastman Chemical Company........       3,500         166
FMC Corporation+................       4,925         216
                                                --------
    TOTAL CHEMICALS.............                     781
                                                --------
CONSTRUCTION MATERIALS - 1.29%
Lafarge North America,
  Incorporated*.................       6,725         330
                                                --------
    TOTAL CONSTRUCTION
      MATERIALS.................                     330
                                                --------
    TOTAL MATERIALS.............                   1,111
                                                --------
UTILITIES - 7.11%
CenterPoint Energy,
  Incorporated*.................      14,900         157
Entergy Corporation.............       4,500         294
FirstEnergy Corporation.........       6,400         265
Pinnacle West Capital
  Corporation...................       7,900         337
Reliant Energy, Incorporated+...      14,300         147
Wisconsin Energy Corporation+...      11,375         371
Xcel Energy, Incorporated+*.....      14,400         246
                                                --------
    TOTAL UTILITIES.............                   1,817
                                                --------
    TOTAL COMMON STOCK..........                  20,160
                                                --------

                                     PAR
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS - 29.05%
U.S. TREASURY BILLS - 0.90%
1.62%, Due 12/9/2004 (Note B)...  $      230        230
                                               --------
    TOTAL U. S. TREASURY
      BILLS.....................                    230
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 28.15%
American AAdvantage Money Market
  Select Fund (Notes A and C)...   6,341,013      6,341
AMR Investments Enhanced Cash
  Business Trust (Notes A and
  C)............................     850,131        850
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                  7,191
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                  7,421
                                               --------
TOTAL INVESTMENTS - 107.96%
  (COST $27,065)................                 27,581
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (7.96%)..............                 (2,035)
                                               --------
TOTAL NET ASSETS - 100%.........               $ 25,546
                                               ========

---------------

(A) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(B) At October 31, 2004, security held as collateral for open futures contracts.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

* - All or a portion of this security is on loan at October 31, 2004. See Note
5.

+ - Non-income producing security.
                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
COMMON STOCK - 89.68%
CONSUMER DISCRETIONARY - 18.91%
AUTO COMPONENTS - 2.55%
Aftermarket Technology
  Corporation+*...............         8,370   $    120
American Axle & Manufacturing
  Holdings, Incorporated......        75,900      2,178
Arvinmeritor, Incorporated*...       312,300      5,828
Bandag, Incorporated..........        55,900      2,557
Borg-Warner Automotive,
  Incorporated................        90,600      4,202
Cooper Tire & Rubber
  Company.....................        65,800      1,282
Dana Corporation..............       285,500      4,257
Group 1 Automotive,
  Incorporated+...............       186,000      5,262
Hayes Lemmerz International,
  Incorporated+*..............       279,200      2,323
Sonic Automotive,
  Incorporated*...............       161,100      3,259
Superior Industries
  International,
  Incorporated*...............       113,000      3,082
                                               --------
    TOTAL AUTO COMPONENTS.....                   34,350
                                               --------
HOTELS RESTAURANTS & LEISURE - 2.32%
Aztar Corporation+*...........        50,900      1,575
Blockbuster, Incorporated*....       204,000      1,387
Bob Evans Farms,
  Incorporated................        96,600      2,303
CEC Entertainment,
  Incorporated+...............        35,500      1,350
Isle of Capri Casinos,
  Incorporated+*..............        18,300        414
Jack in the Box,
  Incorporated+...............       121,400      4,051
Jameson Inns, Incorporated....       687,100      1,161
Kerzner International
  Limited+*...................       232,600     11,797
Landry's Restaurants,
  Incorporated*...............        29,900        810
Lodgian, Incorporated+........       203,200      2,093
Magna Entertainment
  Corporation+*...............       436,200      2,456
Papa John's International,
  Incorporated+*..............        41,600      1,343
Ryans Restaurant Group,
  Incorporated+...............        35,150        492
Sunterra Corporation+*........         4,200         45
                                               --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE.................                   31,277
                                               --------
HOUSEHOLD DURABLES - 4.12%
American Greetings
  Corporation+*...............       222,100      5,875
Beazer Homes USA,
  Incorporated*...............       101,700     11,165
Furniture Brands
  International,
  Incorporated*...............       389,300      8,491
Interface, Incorporated+......        92,300        802
La-Z-Boy, Incorporated........       221,000      2,915

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Libbey, Incorporated..........        11,300   $    205
Lifetime Hoan Corporation*....        41,200        574
M.D.C. Holdings,
  Incorporated................         5,518        424
Matthews International
  Corporation*................        29,900      1,002
Maytag Corporation*...........       335,300      5,834
Modtech Holdings,
  Incorporated+*..............        75,100        569
Standard Pacific
  Corporation.................         9,800        550
Stanley Furniture Company,
  Incorporated*...............        27,900      1,241
The Toro Company..............        53,500      3,651
WCI Communities,
  Incorporated+*..............       439,300     10,367
The Yankee Candle Company,
  Incorporated+*..............        63,800      1,767
                                               --------
    TOTAL HOUSEHOLD
      DURABLES................                   55,432
                                               --------
INTERNET & CATALOG RETAIL - 0.20%
School Specialty,
  Incorporated+*..............        65,118      2,665
                                               --------
    TOTAL INTERNET & CATALOG
      RETAIL..................                    2,665
                                               --------
LEISURE EQUIPMENT & PRODUCTS - 0.76%
Brunswick Corporation.........       147,800      6,935
Callaway Golf Company*........        20,200        211
Hutchinson Technology,
  Incorporated+*..............        74,600      2,507
JAKKS Pacific,
  Incorporated+*..............        40,200        633
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS................                   10,286
                                               --------
MEDIA - 0.51%
Courier Corporation*..........        22,500        979
R.H. Donnelley Corporation+...        45,000      2,441
Gemstar TV-Guide
  International,
  Incorporated+...............       325,000      1,868
Regal Entertainment Group*....        80,700      1,607
                                               --------
    TOTAL MEDIA...............                    6,895
                                               --------
MULTILINE RETAIL - 0.69%
BJ's Wholesale Club,
  Incorporated+...............       188,500      5,472
Burlington Coat Factory
  Warehouse Corporation.......       144,800      3,196
ShopKo Stores,
  Incorporated+*..............        32,800        565
                                               --------
    TOTAL MULTILINE RETAIL....                    9,233
                                               --------
SPECIALTY RETAIL - 6.26%
Abercrombie and Fitch
  Company.....................       163,700      6,414
Advance Auto Parts,
  Incorporated+...............       251,400      9,835
AnnTaylor Stores
  Corporation+................       160,600      3,607
Barnes & Noble,
  Incorporated+...............       156,900      5,220

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Big 5 Sporting Goods
  Corporation*................        55,100   $  1,399
Borders Group, Incorporated...       286,100      6,520
Brookstone, Incorporated+*....       222,450      4,262
Buckle, Incorporated*.........        16,200        418
Cache, Incorporated+..........        64,000      1,005
Cato Corporation..............        22,900        526
Charming Shoppes,
  Incorporated+...............       473,885      3,616
Circuit City Stores,
  Incorporated................       114,000      1,853
Cost Plus, Incorporated+*.....        97,900      3,162
CSK Auto Corporation+.........        67,900        994
Genesco, Incorporated+........        16,700        428
Handleman Company*............        26,900        579
Hollywood Entertainment
  Corporation+................       235,643      2,290
Linens 'n Things,
  Incorporated+...............       266,000      6,405
The Men's Wearhouse,
  Incorporated+*..............       314,400      9,772
Pier 1 Imports,
  Incorporated................       109,200      1,960
Regis Corporation.............        46,500      1,990
Rent-A-Center,
  Incorporated+...............        18,850        452
Saks Incorporated+*...........        67,200        821
Stage Stores,
  Incorporated+*..............        51,587      1,858
Talbots, Incorporated.........        53,100      1,401
Too, Incorporated+*...........        50,200      1,105
United Auto Group,
  Incorporated*...............        29,900        807
Zale Corporation+*............       195,000      5,561
                                               --------
    TOTAL SPECIALTY RETAIL....                   84,260
                                               --------
TEXTILES & APPAREL - 1.50%
Brown Shoe Company,
  Incorporated................         4,300        117
Kellwood Company*.............       103,800      3,266
K-Swiss, Incorporated*........       137,700      3,443
Reebok International,
  Limited.....................        29,600      1,095
Russell Corporation...........       130,400      2,255
The Warnaco Group,
  Incorporated+...............       493,600     10,069
                                               --------
    TOTAL TEXTILES &
      APPAREL.................                   20,245
                                               --------
    TOTAL CONSUMER
      DISCRETIONARY...........                  254,643
                                               --------
CONSUMER STAPLES - 3.57%
BEVERAGES - 0.31%
Adolph Coors Company*.........        63,300      4,222
                                               --------
    TOTAL BEVERAGES...........                    4,222
                                               --------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
FOOD & DRUG RETAILING - 0.45%
Longs Drug Stores
  Corporation*................        61,300   $  1,514
Pathmark Stores,
  Incorporated+...............       360,400      1,553
Performance Food Group
  Company+....................        51,700      1,203
Ruddick Corporation...........        90,700      1,826
                                               --------
    TOTAL FOOD & DRUG
      RETAILING...............                    6,096
                                               --------
FOOD PRODUCTS - 2.39%
American Italian Pasta
  Company*....................       249,300      5,061
Chiquita Brands International,
  Incorporated+*..............       214,200      3,860
Del Monte Foods Company+......     1,053,500     11,251
Del Monte Fresh Produce
  Company*....................        45,300      1,190
Green Mountain Coffee
  Roasters, Incorporated+*....        29,000        725
The Hain Celestial Group,
  Incorporated+*..............        50,500        817
J&J Snack Foods
  Corporation+*...............        20,100        889
Ralcorp Holdings,
  Incorporated+*..............       101,600      3,734
Sensient Technologies
  Corporation*................       120,400      2,615
Smithfield Foods,
  Incorporated+...............        83,200      2,016
                                               --------
    TOTAL FOOD PRODUCTS.......                   32,158
                                               --------
TOBACCO - 0.42%
Schweitzer Mauduit
  International,
  Incorporated*...............        13,000        410
Universal Corporation*........       114,700      5,251
                                               --------
    TOTAL TOBACCO.............                    5,661
                                               --------
    TOTAL CONSUMER STAPLES....                   48,137
                                               --------
ENERGY - 4.88%
ENERGY EQUIPMENT & SERVICES - 0.82%
Dril-Quip, Incorporated+*.....        46,200      1,035
FMC Technologies,
  Incorporated+...............       104,300      3,153
Hydril Company LP+............        39,900      1,755
MDU Resources Group,
  Incorporated................       114,800      2,945
Offshore Logistics,
  Incorporated+*..............         8,600        311
TETRA Technologies,
  Incorporated+*..............        60,000      1,796
                                               --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES................                   10,995
                                               --------
OIL & GAS - 4.06%
Berry Petroleum Company*......         2,900        111
Chesapeake Energy
  Corporation*................       456,200      7,336
Cimarex Energy Company+.......       117,400      4,212
Encore Acquisition Company+*..       439,500     14,350

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Forest Oil Corporation+*......       100,800   $  3,074
Giant Industries,
  Incorporated+*..............        61,700      1,417
The Houston Exploration
  Company+*...................        56,400      3,305
Newfield Exploration
  Company+....................        94,500      5,500
Plains Exploration and
  Production Company LP+......        26,300        658
Premcor, Incorporated+........        62,300      2,432
Southwest Gas Corporation.....         5,400        132
Stelmar Shipping Limited*.....       157,100      6,064
Stone Energy Corporation+.....       119,700      4,928
Teekay Shipping Corporation*..        23,100      1,067
                                               --------
    TOTAL OIL & GAS...........                   54,586
                                               --------
    TOTAL ENERGY..............                   65,581
                                               --------
FINANCIALS - 18.72%
BANKS - 7.00%
Alabama National
  BanCorporation..............        14,000        895
Amcore Financial,
  Incorporated................         2,246         68
Americredit Corporation+......        70,300      1,364
Anchor BanCorp Wisconsin,
  Incorporated*...............        51,138      1,327
Bancorp South,
  Incorporated*...............        94,500      2,248
Bank Hawaii Corporation.......       213,100     10,176
Chemical Financial
  Corporation*................        53,018      1,979
Chittenden Corporation........        18,125        513
City National Corporation.....        10,900        751
Colonial BancGroup,
  Incorporated................       293,200      6,348
Commercial Federal
  Corporation*................        83,500      2,322
Community Bank System,
  Incorporated*...............        20,000        552
Community First Bankshares,
  Incorporated................        29,970        966
Corus Bankshares,
  Incorporated................         6,787        312
Cullen/Frost Bankers,
  Incorporated................       200,300      9,815
Downey Financial Corporation..        23,500      1,299
First Citizens Bancshares,
  Incorporated*...............         1,861        220
First Commonwealth Financial
  Corporation*................         9,700        141
First Federal Capital
  Corporation*................        34,664      1,154
First Republic Bank*..........        34,600      1,668
FirstFed Financial
  Corporation+*...............        13,000        668
Frontier Financial
  Corporation*................        11,669        449
Great American Financial
  Resources, Incorporated*....        80,800      1,269
Greater Bay Bancorp*..........        28,800        900
Hudson United Bancorp.........       134,700      5,361

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
International Bancshares
  Corporation.................        15,624   $    578
Irwin Financial
  Corporation*................       148,500      3,702
ITLA Capital Corporation+*....        18,100        876
MAF Bancorp, Incorporated*....        12,200        523
NBT Bancorp, Incorporated*....        31,200        722
NetBank, Incorporated*........        89,600        831
Pacific Capital Bancorp*......        41,200      1,311
PFF Bancorp, Incorporated.....         5,600        221
Provident Bancorp,
  Incorporated*...............        65,400        790
Provident Bankshares
  Corporation*................        74,620      2,592
Republic Bancorp,
  Incorporated*...............       134,774      2,252
S&T Bancorp, Incorporated*....        10,511        379
Santander BanCorp*............        30,200        843
Sky Financial Group,
  Incorporated................       210,949      5,670
Southwest Bancorp,
  Incorporated................        69,700      1,634
Sterling Bancshares,
  Incorporated*...............        60,000        850
Summit Bancshares,
  Incorporated*...............        21,700        738
Susquehanna Bancshares,
  Incorporated*...............        12,900        321
TierOne Corporation...........        25,600        570
Timberland Bancorp,
  Incorporated*...............        14,800        365
Trustmark Corporation*........       117,823      3,715
United Bankshares,
  Incorporated................        36,971      1,356
Washington Federal,
  Incorporated*...............       160,040      4,084
Webster Financial Corporation
  of Waterbury................       130,200      6,224
Westcorp, Incorporated........         7,000        279
                                               --------
    TOTAL BANKS...............                   94,191
                                               --------
DIVERSIFIED FINANCIALS - 1.21%
Assured Guaranty Limited*.....        80,500      1,322
IndyMac Bancorp,
  Incorporated................        68,300      2,203
Knight Trading Group,
  Incorporated+*..............       722,900      7,511
Metris Companies,
  Incorporated+*..............       267,600      2,569
Raymond James Financial,
  Incorporated*...............       101,400      2,647
                                               --------
    TOTAL DIVERSIFIED
      FINANCIALS..............                   16,252
                                               --------
INSURANCE - 6.92%
Alfa Corporation*.............        78,403      1,090
Allmerica Financial
  Corporation+*...............       302,800      9,114
American Financial Group,
  Incorporated*...............       304,100      9,001

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
American National Insurance
  Company.....................        24,717   $  2,598
AmerUs Group Company*.........       110,900      4,633
Aspen Insurance Holdings
  Limited.....................        35,500        817
Commerce Group,
  Incorporated*...............        76,100      3,851
Conseco, Incorporated+........       119,400      2,001
Delphi Financial Group,
  Incorporated................       117,400      4,798
FBL Financial Group,
  Incorporated*...............       130,600      3,384
First American Corporation....       178,000      5,552
Fremont General Corporation...        31,700        682
Hilb Rogal & Hobbs Company....         4,100        130
Horace Mann Educators
  Corporation*................        75,500      1,284
Infinity Property and Casualty
  Corporation*................        93,100      2,894
LandAmerica Financial Group,
  Incorporated................        30,500      1,493
Mercury General Corporation...        91,700      4,716
National Western Life
  Insurance Company+*.........         2,500        375
Odyssey Re Holdings
  Corporation*................       243,000      5,312
Protective Life Corporation...       254,300      9,994
Reinsurance Group of America,
  Incorporated................       257,400     11,089
Scottish Re Group Limited*....        69,700      1,568
StanCorp Financial Group,
  Incorporated................        13,100        987
Stewart Information Services
  Corporation*................        12,900        547
Triad Guaranty,
  Incorporated+*..............        23,600      1,286
UICI*.........................        56,700      1,677
United National Group
  Limited+*...................       149,300      2,316
                                               --------
    TOTAL INSURANCE...........                   93,189
                                               --------
REAL ESTATE - 3.59%
Alexandria Real Estate
  Equities, Incorporated*.....        24,500      1,618
American Financial Realty
  Trust.......................       338,100      4,970
American Home Mortgage
  Investment Corporation*.....       200,200      5,532
Boykin Lodging Company+.......        96,700        812
Capital Automotive REIT.......        55,400      1,787
Capital Lease Funding,
  Incorporated................        48,900        535
SL Green Realty Corporation...        30,800      1,688
Innkeepers USA Trust*.........       167,700      2,323
Jones Lang LaSalle,
  Incorporated+...............        77,500      2,480
La Quinta Corporation+........       350,900      2,825
LaSalle Hotel Properties*.....        48,400      1,390

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
LNR Property Corporation*.....       143,800   $  8,993
MI Developments,
  Incorporated................       357,400      9,139
MortgageIT Holdings,
  Incorporated*...............        87,400      1,276
The St. Joe Company...........        39,500      2,011
Thomas Properties Group,
  Incorporated+...............        76,100        913
                                               --------
    TOTAL REAL ESTATE.........                   48,292
                                               --------
    TOTAL FINANCIALS..........                  251,924
                                               --------
HEALTH CARE - 5.31%
BIOTECHNOLOGY - 0.07%
Albany Molecular Research,
  Incorporated+*..............        38,100        328
United Therapeutics
  Corporation+*...............        20,400        638
                                               --------
    TOTAL BIOTECHNOLOGY.......                      966
                                               --------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.56%
CONMED Corporation+...........         6,500        182
Haemonetics Corporation+......       285,700      9,385
Inverness Medical Innovations,
  Incorporated+*..............        35,000        724
PolyMedica Corporation*.......        61,300      2,146
Sola International,
  Incorporated+*..............       443,000      8,497
                                               --------
    TOTAL HEALTH CARE
      EQUIPMENT & SUPPLIES....                   20,934
                                               --------
HEALTH CARE PROVIDERS & SERVICES - 3.01%
Accredo Health,
  Incorporated+...............        54,000      1,244
Amedisys, Incorporated+*......        37,300      1,128
AMN Healthcare Services,
  Incorporated+*..............        46,900        553
Apria Healthcare Group,
  Incorporated+...............       200,000      5,472
First Health Group
  Corporation+................       343,872      5,474
Health Net, Incorporated+.....       174,700      4,238
Hooper Holmes, Incorporated...       247,800      1,301
Humana, Incorporated+.........       127,100      2,434
Magellan Health Services,
  Incorporated+*..............       118,700      4,439
MedQuist, Incorporated+*......         4,000         53
Orthodontic Centers of
  America, Incorporated+*.....        26,800        111
Owens & Minor, Incorporated*..        61,200      1,603
Pacificare Health Systems,
  Incorporated+...............        55,600      1,980
ResCare, Incorporated+*.......        73,000        886
Select Medical Corporation*...        63,300      1,088
Sierra Health Services,
  Incorporated+*..............        22,600      1,078
Triad Hospitals,
  Incorporated+...............        31,900      1,054

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Universal Health Services,
  Incorporated................       129,200   $  5,370
U.S. Physical Therapy,
  Incorporated+*..............        68,500      1,034
                                               --------
    TOTAL HEALTH CARE
      PROVIDERS & SERVICES....                   40,540
                                               --------
PHARMACEUTICALS - 0.67%
Discovery Partners
  International,
  Incorporated+...............        55,800        263
King Pharmaceuticals,
  Incorporated+...............       193,100      2,107
The Medicines Company+*.......        30,800        821
Perrigo Company*..............        42,300        769
Watson Pharmaceuticals,
  Incorporated+...............       180,600      5,062
                                               --------
    TOTAL PHARMACEUTICALS.....                    9,022
                                               --------
    TOTAL HEALTH CARE.........                   71,462
                                               --------
INDUSTRIALS - 16.37%
AEROSPACE & DEFENSE - 0.67%
Cubic Corporation*............        81,200      1,786
FTI Consulting,
  Incorporated+*..............        11,300        212
Heico Corporation*............        33,600        608
Herley Industries,
  Incorporated+*..............        49,500        870
United Defense Industrials,
  Incorporated+...............       136,700      5,487
                                               --------
    TOTAL AEROSPACE &
      DEFENSE.................                    8,963
                                               --------
AIR FREIGHT & COURIERS - 0.23%
Covenant Transportation,
  Incorporated+...............       182,300      3,157
                                               --------
    TOTAL AIR FREIGHT &
      COURIERS................                    3,157
                                               --------
BUILDING PRODUCTS - 0.66%
Simpson Manufacturing Company,
  Incorporated................        21,800      1,401
Universal Fastener Products,
  Incorporated*...............        42,500      1,559
York International
  Corporation.................       186,300      5,932
                                               --------
    TOTAL BUILDING PRODUCTS...                    8,892
                                               --------
COMMERCIAL SERVICES & SUPPLIES - 6.56%
BISYS Group, Incorporated+....        78,500      1,146
Bowne & Company,
  Incorporated................       355,100      4,414
The Brinks Company............       127,100      4,080
CSG Systems International,
  Incorporated+...............        56,700        953
Concord Communications,
  Incorporated+*..............       266,300      2,189
Convergys Corporation+........       534,200      6,950
Deluxe Corporation............       185,500      7,066

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
eFunds Corporation+*..........        80,100   $  1,577
John H. Harland Company*......        74,000      2,385
IDEX Corporation..............       245,000      9,041
Kelly Services,
  Incorporated................       225,900      6,080
Labor Ready, Incorporated+*...        87,500      1,256
Mac Gray Corporation+.........        39,100        285
McGrath Rentcorp*.............        35,100      1,366
NCO Group, Incorporated+*.....        50,997      1,364
Pope & Talbot, Incorporated...       236,500      3,566
Spherion Corporation+.........       643,200      4,625
Valassis Communications,
  Incorporated+...............       589,600     20,270
Waste Connections,
  Incorporated+...............       104,300      3,288
Western Digital
  Corporation+................       768,000      6,397
                                               --------
    TOTAL COMMERCIAL SERVICES
      & SUPPLIES..............                   88,298
                                               --------
CONSTRUCTION & ENGINEERING - 0.85%
Chicago Bridge & Iron Company
  N.V.*.......................        44,000      1,362
Florida Rock Industries,
  Incorporated................        28,200      1,457
Granite Construction,
  Incorporated*...............        59,300      1,440
M/I Homes, Incorporated*......        88,600      3,810
URS Corporation+..............       120,400      3,323
                                               --------
    TOTAL CONSTRUCTION &
      ENGINEERING.............                   11,392
                                               --------
ELECTRICAL EQUIPMENT - 1.08%
Acuity Brands, Incorporated...         9,300        247
Brady Corporation.............       186,800     10,130
C&D Technologies,
  Incorporated................        92,300      1,652
Paxar Corporation+............        38,200        842
Rayovac Corporation+*.........        43,000      1,071
Tecumseh Products Company*....        14,900        645
                                               --------
    TOTAL ELECTRICAL
      EQUIPMENT...............                   14,587
                                               --------
INDUSTRIAL CONGLOMERATES - 0.01%
Standex International
  Corporation*................         3,100         81
                                               --------
    TOTAL INDUSTRIAL
      CONGLOMERATES...........                       81
                                               --------
MACHINERY - 3.61%
AGCO Corporation+*............       207,300      4,026
Briggs and Stratton
  Corporation.................        25,600      1,838
Bucyrus International,
  Incorporated*...............        33,400      1,002
Circor International,
  Incorporated*...............        38,200        724
Esterline Technologies
  Corporation+*...............        51,700      1,634
Flowserve Corporation+........       267,600      5,775
GSI Lumonics, Incorporated+*..        93,200        834
Harsco Corporation............       163,300      7,912

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Kaydon Corporation*...........       237,500   $  7,030
Lincoln Electric Holdings,
  Incorporated................        28,100        938
Reliance Steel & Aluminum
  Company*....................        27,200        934
SPX Corporation*..............       121,700      4,667
Terex Corporation+*...........       241,700      9,185
Thomas Industries,
  Incorporated*...............        23,600        798
Trinity Industries,
  Incorporated*...............        43,000      1,340
                                               --------
    TOTAL MACHINERY...........                   48,637
                                               --------
MARINE - 1.93%
Alexander & Baldwin,
  Incorporated................       260,900      9,563
Kirby Corporation+............       250,800     10,534
Overseas Shipholding Group,
  Incorporated................       102,500      5,837
                                               --------
    TOTAL MARINE..............                   25,934
                                               --------
TRANSPORTATION - 0.77%
Celadon Group, Incorporated+..        45,700        889
Central Freight Lines,
  Incorporated+...............       263,400      1,472
Dollar Thrifty Automotive
  Group, Incorporated+*.......        57,000      1,375
J.B. Hunt Transport Services,
  Incorporated................        93,700      3,829
Laidlaw International,
  Incorporated+...............       106,700      1,779
Landstar System,
  Incorporated+...............        15,400      1,046
                                               --------
    TOTAL TRANSPORTATION......                   10,390
                                               --------
    TOTAL INDUSTRIALS.........                  220,331
                                               --------
INFORMATION TECHNOLOGY - 6.46%
COMMUNICATIONS EQUIPMENT - 0.76%
Anaren, Incorporated+.........        70,100        858
Digi International,
  Incorporated+...............       105,900      1,450
Extreme Networks,
  Incorporated+...............       162,600        951
MEMC Electronic Materials,
  Incorporated+*..............       623,400      5,860
REMEC, Incorporated+*.........       203,600      1,122
                                               --------
    TOTAL COMMUNICATIONS
      EQUIPMENT...............                   10,241
                                               --------
COMPUTERS & PERIPHERALS - 0.43%
Electronics for Imaging,
  Incorporated+*..............        78,700      1,420
Emulex Corporation+*..........       271,200      2,850
Komag, Incorporated+*.........        51,400        873
Maxtor Corporation+*..........       231,400        685
                                               --------
    TOTAL COMPUTERS &
      PERIPHERALS.............                    5,828
                                               --------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.32%
Exar Corporation+.............        78,700   $  1,182
IKON Office Solutions,
  Incorporated*...............       491,900      5,165
Newport Corporation+*.........       104,700      1,182
Sypris Solutions,
  Incorporated*...............        70,100        967
Teleflex, Incorporated........        16,400        718
Vishay Intertechnology,
  Incorporated+...............       661,600      8,554
                                               --------
    TOTAL ELECTRONIC EQUIPMENT
      & INSTRUMENTS...........                   17,768
                                               --------
INTERNET SOFTWARE & SERVICES - 0.22%
United Online,
  Incorporated+*..............       314,000      2,948
                                               --------
    TOTAL INTERNET SOFTWARE &
      SERVICES................                    2,948
                                               --------
IT CONSULTING & SERVICES - 1.36%
BearingPoint, Incorporated+...       682,100      5,934
Investment Technology Group,
  Incorporated+...............        60,200        927
ManTech International
  Corporation+*...............        89,300      1,931
Perot Systems Corporation+*...       111,300      1,784
Reynolds and Reynolds
  Company*....................       313,200      7,708
                                               --------
    TOTAL IT CONSULTING &
      SERVICES................                   18,284
                                               --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.62%
Actel Corporation+*...........        51,700        784
Advanced Energy Industries,
  Incorporated+*..............        85,500        843
Cabot Microelectronics
  Corporation+*...............        26,200        944
Cymer, Incorporated+..........        29,500        841
Omnivision Technologies,
  Incorporated+*..............       281,985      4,484
Zoran Corporation+............        44,100        445
                                               --------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS....                    8,341
                                               --------
SOFTWARE - 1.75%
Borland Software
  Corporation+*...............       123,700      1,267
Compuware Corporation+........       865,500      5,011
EPIQ Systems, Incorporated+*..        64,700        969
Macromedia, Incorporated+.....        54,400      1,476
Mentor Graphics
  Corporation+*...............       834,200      9,710
SafeNet, Incorporated+*.......        72,800      2,230
SeaChange International,
  Incorporated+*..............        42,600        726
Sybase, Incorporated+.........       122,900      1,946
Synopsys, Incorporated+.......        11,700        190
                                               --------
    TOTAL SOFTWARE............                   23,525
                                               --------
    TOTAL INFORMATION
      TECHNOLOGY..............                   86,935
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
MATERIALS - 6.62%
CHEMICALS - 3.65%
Agrium, Incorporated..........       339,300   $  5,629
Balchem Corporation*..........        30,200        943
Cytec Industries,
  Incorporated*...............        12,700        591
FMC Corporation+..............        53,400      2,341
H.B. Fuller Company*..........       326,100      8,772
Hercules, Incorporated+*......       316,800      4,524
Lubrizol Corporation..........       123,900      4,303
The Mosaic Company+*..........       285,900      4,300
Octel Corporation*............        35,200        679
PolyOne Corporation+..........     1,195,600      9,051
RPM International,
  Incorporated................       183,300      3,232
Spartech Corporation*.........        55,400      1,396
Westlake Chemical
  Corporation+*...............       147,400      3,401
                                               --------
    TOTAL CHEMICALS...........                   49,162
                                               --------
CONSTRUCTION MATERIALS - 0.94%
Insituform Technologies,
  Incorporated+*..............       418,300      8,291
Lafarge North America,
  Incorporated*...............        76,600      3,753
Lennox International,
  Incorporated................        45,900        664
                                               --------
    TOTAL CONSTRUCTION
      MATERIALS...............                   12,708
                                               --------
CONTAINERS & PACKAGING - 0.30%
Longview Fibre Company*.......       204,200      3,145
Silgan Holdings,
  Incorporated*...............        19,479        924
                                               --------
    TOTAL CONTAINERS &
      PACKAGING...............                    4,069
                                               --------
METALS & MINING - 0.94%
Arch Coal, Incorporated*......        43,900      1,428
Century Aluminum Company+.....       214,400      4,961
Compass Minerals
  International,
  Incorporated................        51,100      1,094
Massey Energy Company.........        49,100      1,322
NN, Incorporated*.............        62,000        685
Quanex Corporation*...........        18,700        948
RTI International Metals,
  Incorporated+*..............        64,000      1,282
Worthington Industries,
  Incorporated*...............        49,500        983
                                               --------
    TOTAL METALS & MINING.....                   12,703
                                               --------
PAPER & FOREST PRODUCTS - 0.79%
Chesapeake Corporation........       285,400      6,624
Potlatch Corporation..........        86,200      4,059
                                               --------
    TOTAL PAPER & FOREST
      PRODUCTS................                   10,683
                                               --------
    TOTAL MATERIALS...........                   89,325
                                               --------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
TELECOMMUNICATION SERVICES - 0.39%
DIVERSIFIED TELECOMMUNICATION - 0.09%
SureWest Communications*......        25,800   $    731
Warwick Valley Telephone
  Company.....................        18,900        455
                                               --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.......                    1,186
                                               --------
WIRELESS TELECOMMUNICATION SERVICE - 0.30%
Arch Wireless,
  Incorporated+*..............        76,300      2,181
Metrocall Holdings,
  Incorporated+...............        28,500      1,848
                                               --------
    TOTAL WIRELESS
      TELECOMMUNICATION
      SERVICE.................                    4,029
                                               --------
    TOTAL TELECOMMUNICATION
      SERVICES................                    5,215
                                               --------
UTILITIES - 8.45%
ELECTRIC UTILITIES - 4.94%
Alliant Corporation...........       232,000      6,120
Black Hills Corporation.......        39,900      1,175
Cleco Corporation*............       207,900      3,788
DPL Inc.......................       332,000      7,171
Duquesne Light Holdings,
  Incorporated*...............       116,800      2,004
Great Plains Energy,
  Incorporated................       306,900      8,744
Hawaiian Electric Industries,
  Incorporated*...............        56,400      1,582
IDACORP, Incorporated*........        46,000      1,425
Northeast Utilities...........       271,800      5,254
NSTAR*........................       219,400     10,854
OGE Energy Corporation........       284,700      7,223
PNM Resources, Incorporated...       149,450      3,479
Sierra Pacific Resources
  Corporation+*...............       251,700      2,416
WPS Resources Corporation*....       111,900      5,315
                                               --------
    TOTAL ELECTRIC
      UTILITIES...............                   66,550
                                               --------
GAS UTILITIES - 3.51%
AGL Resources, Incorporated...       258,200      8,056
Atmos Energy Corporation*.....        71,700      1,850
Energen Corporation...........        34,400      1,850
National Fuel Gas Company.....       244,600      6,854
New Jersey Resources
  Corporation*................         9,700        399
Nicor, Incorporated*..........        54,200      2,034
ONEOK, Incorporated...........       279,800      7,504
Peoples Energy Corporation*...        75,900      3,247
Southern Union Company+*......       301,665      6,627
South Jersey Industries,
  Incorporated*...............        10,300        486
UGI Corporation...............        67,200      2,596

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Vectren Corporation...........        94,500   $  2,445
WGL Holdings, Incorporated....       114,200      3,249
                                               --------
    TOTAL GAS UTILITIES.......                   47,197
                                               --------
    TOTAL UTILITIES...........                  113,747
                                               --------
    TOTAL COMMON STOCK........                 1,207,300
                                               --------
                                    PAR
                                   AMOUNT
                                ------------
SHORT-TERM INVESTMENTS - 28.25%
U. S. TREASURY BILLS - 0.85%
1.60%, Due 12/9/2004 (Note
  A)..........................  $     11,405     11,386
                                               --------
    TOTAL U. S. TREASURY
      BILLS...................                   11,386
                                               --------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
OTHER SHORT-TERM INVESTMENTS - 27.40%
American AAdvantage Money
  Market Select Fund (Notes B
  and C).....................   212,988,578   $  212,989
AMR Investments Enhanced Cash
  Business Trust (Notes B and
  C).........................   155,772,876      155,773
                                              ----------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS............                    368,762
                                              ----------
    TOTAL SHORT-TERM
      INVESTMENTS............                    380,148
                                              ----------
TOTAL INVESTMENTS - 117.93%
  (COST $1,475,003)..........                  1,587,448
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (17.93%)..........                   (241,363)
                                              ----------
TOTAL NET ASSETS - 100%......                 $1,346,085
                                              ==========

---------------

(A) At October 31, 2004, security held as collateral for open futures contracts.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

* - All or a portion of this security is on loan at October 31, 2004. See Note
5.

+ - Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
STOCKS - 84.22%
BRAZIL - 9.05%
BRAZIL PREFERRED STOCK - 6.41%
All America Latina Logistica
  S.A.+..........................       3,000    $    65
Banco Bradesco S.A.+.............       7,084        429
Banco Bradesco S.A., ADR*........       3,910        238
Banco Itau Holding Financeira
  S.A.+..........................       1,572        190
Banco Itau Holding Financeira
  S.A., ADR+.....................       9,636        583
Brasil Telecom Participacoes
  S.A., ADR+.....................       5,100        156
Braskem S.A.+....................   1,073,000         40
Braskem S.A., ADR+...............       1,400         51
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar, ADR+...................       2,200         52
Companhia de Bebidas das
  Americas, ADR+.................       8,606        213
Companhia de Tecidos Norte de
  Minas+.........................   2,264,500        216
Companhia Energetica de Minas
  Gerais+........................  19,642,810        454
Companhia Vale do Rio Doce+......       1,876         34
Companhia Vale do Rio Doce,
  ADR............................      28,064        511
Companhia Paranaense de
  Energia+.......................  46,245,300        166
Duratex S.A.+....................   3,401,700        142
Empresa Brasileira de Aeronautica
  S.A. (Embraer), ADR+...........      11,040        293
Petrol Brasileiro S.A.,+.........         865         28
Petroleo Brasileiro S.A., ADR....      13,116        428
Telecomunicacoes Brasileiras
  S.A., ADR......................       7,660        202
Telemar Norte Leste S.A.+........       6,400        118
Telemig Celular Participacoes
  S.A.+..........................  51,165,700         67
Telesp Celular Participacoes
  S.A.+..........................  85,748,463        203
Telesp Celular Participacoes
  S.A., ADR+.....................      23,500        141
Telesp - Telecommunicacoes de Sao
  Paulo S.A.+....................   6,090,100         97
TIM Participacoes S.A., ADR+*....       8,167        114
Usinas Siderurgicas de Minas
  Gerais S.A.+...................       4,732         71
                                                 -------
    TOTAL BRAZIL PREFERRED
      STOCK......................                  5,302
                                                 -------
BRAZIL COMMON STOCK - 2.64%
Companhia de Saneamento Basico do
  Estado de Sao Paulo+...........   5,410,000        220
Companhia de Saneamento Basico do
  Estado de Sao Paulo, ADR+......       6,000         59

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Companhia Energetica de Minas
  Gerais, ADR+...................       2,900    $    67
Companhia Paranaense de
  Energia+.......................   7,000,000         21
Companhia Siderurgica Nacional
  S.A., ADR......................      10,400        153
Grendene S.A.+...................       1,000         12
Petroleo Brasileiro S.A., ADR....      40,402      1,435
Votorantim Celulose e Papel S.A.,
  ADR+...........................       6,250        216
                                                 -------
    TOTAL BRAZIL COMMON STOCK....                  2,183
                                                 -------
    TOTAL BRAZIL.................                  7,485
                                                 -------
CHILE COMMON STOCK - 0.50%
Banco Santander-Chile S.A., ADR..       4,800        134
Grupo Enersis SA, ADR+...........      36,400        275
                                                 -------
    TOTAL CHILE COMMON STOCK.....                    409
                                                 -------
CHINA COMMON STOCK - 1.93%
China Mobile (Hong Kong)
  Limited+.......................     243,100        704
China Mobile (Hong Kong) Limited,
  ADR............................       6,200         90
China Oilfield Services
  Limited+*......................     242,000         71
China Petroleum & Chemical
  Corporation+...................     374,000        142
China Resource Power Holdings
  Company Limited+*..............      80,000         46
China Telecom Corporation
  Limited+.......................     450,600        145
Chunghwa Telecom Company Limited,
  ADR*...........................      11,000        207
Tom Online, Incorporated+........     204,000         32
TPV Technology Limited+..........     254,000        157
                                                 -------
    TOTAL CHINA COMMON STOCK.....                  1,594
                                                 -------
EGYPT COMMON STOCK - 1.09%
Commercial International Bank,
  GDR, 144A (Note A).............      30,200        146
Eastern Tobacco Company+.........       6,200        140
Egyptian Company for Mobile
  Services (MobiNil)+............      16,203        300
Orascom Construction Industries
  S.A.E..........................      14,726        171
Suez Cement Company, GDR, 144A
  (Note A).......................      12,869        142
                                                 -------
    TOTAL EGYPT COMMON STOCK.....                    899
                                                 -------
HONG KONG COMMON STOCK - 3.63%
Asia Aluminum Holdings Limited+..     858,000         97
Beijing Enterprises Holdings+....      39,000         46

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Brilliance China Automotive
  Holdings Limited+*.............     202,000    $    42
China Life Insurance Company
  Limited+.......................     246,000        163
China Ping'an Insurance Company
  Limited+*......................      92,000        145
China Power International
  Development Limited+*..........      79,500         31
China Resources Enterprises
  Limited+*......................     209,900        294
CNOOC Limited+...................     541,000        280
Denway Motors Limited+...........     184,800         62
Fountain Set (Holdings)
  Limited+*......................     157,000        118
The Grande Holdings Limited+.....      61,000         62
Hainan Meilan Airport Company
  Limited+.......................      72,000         59
Hopewell Highway Infrastructure
  Limited+.......................     142,000         94
Kingboard Chemical Holdings
  Limited+*......................      56,000        117
Lianhua Supermarket Holdings
  Company Limited+...............      64,000         75
Moulin International Holdings
  Limited+.......................      74,000         40
Norstar Founders+*...............     162,000         40
Qingling Motors Company
  Limited+.......................     548,000         73
Sansui Electric Company
  Limited+.......................      30,500          9
Shandong International Power
  Development Company Limited+...   1,066,800        343
Shanghai Industrial Holdings
  Limited+*......................     150,500        285
Shougang Concord Century Holdings
  Limited+.......................     375,000         36
Sinopec Yizheng Chemical Fibre
  Company Limited+*..............     666,500        139
Sinopec Zhenhai Refining Chem+...      50,000         48
Texwinca Holdings Limited+.......      70,100         63
Victory City International
  Holdings Limited+..............     137,000         54
Wumart Stores, Incorporated+.....      32,000         55
Yanzhou Coal Mining Company
  Limited+*......................     100,000        132
                                                 -------
    TOTAL HONG KONG COMMON
      STOCK......................                  3,002
                                                 -------
HUNGARY COMMON STOCK - 0.96%
Gedeon Richter Rt................       2,550        301
Magyar Olaj-es Gazipari
  Reszvenytarsasag...............       3,165        178
Magyar Tavkozlesi Rt.............      75,900        319
                                                 -------
    TOTAL HUNGARY COMMON STOCK...                    798
                                                 -------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
INDIA COMMON STOCK - 6.99%
ABB Limited+.....................       4,200    $    70
Bharat Electronics Limited+......      16,500        227
Bharat Petroleum Corporation
  Limited+.......................      34,133        260
CIPLA+...........................      19,750        122
Container Corporation+...........       5,000         77
Doctor Reddy's Laboratories
  Limited+.......................       2,700         45
Doctor Reddy's Laboratories
  Limited, ADR...................      17,800        295
GAIL (India) Limited+............      18,200         78
GAIL (India) Limited, GDR, 144A
  (Note A).......................       9,600        247
GlaxoSmithKline Pharmaceutical
  Limited+.......................       6,000         89
Grasim Industries Limited+.......       4,500        107
HDFC Bank Limited+...............       8,000         73
Hero Honda Motors Limited+.......      12,500        117
Hindalco Industries Limited+.....       3,000         79
Hindalco Industries Limited, GDR,
  144A (Note A)..................      14,400        372
Hindustan Lever Limited+.........     140,988        388
Housing Development Finance
  Corporation Limited+...........       8,000        113
ICICI Bank Limited+..............      43,500        287
ICICI Bank Limited, ADR..........       4,800         76
Ind Dev Bank India+..............      38,000         71
Infosys Technologies Limited,
  ADR*...........................       3,000        199
ITC Limited+.....................      10,416        250
Mahanagar Telephone Nigam
  Limited+.......................     188,500        573
Mahindra & Mahindra Limited+.....       6,000         59
National Thermal Power
  Corporation Limited+...........      19,500         27
Oil and Natural Gas Corporation
  Limited+.......................      17,000        295
Reliance Industries Limited+.....      55,405        647
Siemens India Limited+...........       1,800         45
State Bank of India, GDR+........       2,300         61
State Bank of India, GDR, 144A
  (Note A).......................      11,300        299
Steel Authority of India
  Limited+.......................     125,000        136
                                                 -------
    TOTAL INDIA COMMON STOCK.....                  5,784
                                                 -------
INDONESIA COMMON STOCK - 2.38%
Bank Central Asia+...............     436,000        115
Bank Internasional Indonesia+....   2,885,500         51
Bumi Resources Tbk+..............   1,660,000        132
Hindustan Petroleum Corporation
  Limited+.......................      44,300        301
PT Astra Agro Lestari Tbk+.......     189,600         61
PT Bank Mandiri+.................   1,708,500        296

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
PT Bank Rakyat Indonesia+........     519,500    $   111
PT Gudang Garam Tbk+.............     187,700        263
PT Indocement Tunggal Prakarsa
  Tbk+...........................     321,500         68
PT Indofood Sukses Makmur Tbk+...   2,506,000        186
PT Telekomunikasi Indonesia
  Tbk+...........................     795,000        381
                                                 -------
    TOTAL INDONESIA COMMON
      STOCK......................                  1,965
                                                 -------
ISRAEL COMMON STOCK - 0.98%
Bank Hapoalim Limited+...........      57,180        155
Check Point Software
  Technologies+..................      15,090        341
Supersol Limited+................      52,900        124
Syneron Medical Limited+*........       3,400         65
Taro Pharmaceutical Industries
  Limited+.......................       4,800        128
                                                 -------
    TOTAL ISRAEL COMMON STOCK....                    813
                                                 -------
MALAYSIA COMMON STOCK - 2.29%
Commerce Asset-Holding Berhad+...      64,000         77
Gamuda Berhad+...................     235,100        309
Genting Berhad+..................      72,600        323
Kuala Lumpur Kepong Berhad+......      59,300        104
Magnum Corporation Berhad+.......     136,000         90
Malaysia International Shipping
  Corporation Berhad+............      19,600         70
Proton Holdings Berhad+..........      37,100         83
Resorts World Berhad+............      68,300        172
Sime Darby Berhad+...............     268,700        403
SP Setia Berhad+.................      85,499         85
Tenaga Nasional Berhad+..........      43,000        126
YTL Corporation Berhad+..........      46,000         55
                                                 -------
    TOTAL MALAYSIA COMMON
      STOCK......................                  1,897
                                                 -------
MEXICO COMMON STOCK - 6.83%
America Movil S.A. de C.V.,
  ADR............................      23,255      1,023
Cemex S.A. de C.V................      33,047        191
Cemex S.A. de C.V., ADR..........       4,433        128
Coca-Cola Femsa, S.A. de C.V.,
  ADR*...........................      27,975        563
Consorcio Ara, S.A. de C.V.+.....       8,800         24
Controladora Commercial Mexicana
  S.A. de C.V.+..................     232,400        250
Desc S.A. de C.V.................     500,000        132
Fomento Economico Mexicano S.A.
  de C.V., ADR...................       2,800        123
Grupo Continential, S.A..........     120,850        188
Grupo Financiero Banorte, S.A. de
  C.V............................      11,700         55

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Grupo Televisa, S.A., ADR........      12,400    $   682
Kimberly-Clark de Mexico, S.A. de
  C.V............................     153,000        458
Telefonos de Mexico, S.A. de
  C.V., ADR......................      29,478      1,009
Wal-Mart de Mexico, S.A. de
  C.V.+..........................     211,421        692
Wal-Mart de Mexico, S.A. de C.V.,
  ADR+...........................       4,062        133
                                                 -------
    TOTAL MEXICO COMMON STOCK....                  5,651
                                                 -------
MOROCCO - 0.15%
Banque Maroc du Commerce
  Exterieur......................       2,100        124
                                                 -------
    TOTAL MOROCCO................                    124
                                                 -------
PHILIPPINES COMMON STOCK - 0.39%
ABS-CBN Broadcasting
  Corporation+...................     165,000         62
Bank of the Philippine
  Islands+.......................     176,336        152
Manila Electric Company+.........     165,900         72
SM Prime Holdings,
  Incorporated+..................     280,000         37
                                                 -------
    TOTAL PHILIPPINES COMMON
      STOCK......................                    323
                                                 -------
POLAND COMMON STOCK - 1.28%
Bank Przemyslowo-Handlowy SA+....       1,007        136
KGHM Polska Miedz SA+............      11,794        117
Telekomunikacja Polska SA........     120,575        584
Telekomunikacja Polska SA, GDR...      37,900        182
Telekomunikacja Polska SA, GDR,
  144A (Note A)..................       8,100         39
                                                 -------
    TOTAL POLAND COMMON STOCK....                  1,058
                                                 -------
RUSSIA - 4.25%
RUSSIA PREFERRED STOCK - 0.65%
JSC Surgutneftegaz, ADR..........       1,328         70
Uralsvyazinform, ADR.............      20,100        168
Vimpel Communications, ADR+......       1,100        125
VolgaTelecom, ADR+...............      26,800        177
                                                 -------
    TOTAL RUSSIA PREFERRED
      STOCK......................                    540
                                                 -------
RUSSIA COMMON STOCK - 3.60%
JSC Surgutneftegaz, ADR*.........       8,511        337
LUKOIL Oil Company, ADR..........      10,477      1,304
Mining and Metallurgical Company
  Norilsk Nickel, ADR............         849         53
Mobile Telesystems, ADR+.........         200         29
Mobile Telesystems, GDR, 144A
  (Note A)+......................       1,800        261
RAO Gazprom+.....................      18,500        691

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
RAO Gazprom, ADR.................       2,200    $    82
Yukos Oil Company, ADR+*.........      13,418        223
                                                 -------
    TOTAL RUSSIA COMMON STOCK....                  2,980
                                                 -------
    TOTAL RUSSIA.................                  3,520
                                                 -------
SINGAPORE - 0.16%
Total Access Communications+*....      41,000        133
                                                 -------
    TOTAL SINGAPORE..............                    133
                                                 -------
SOUTH AFRICA COMMON STOCK - 12.60%
African Bank Investments
  Limited+.......................     222,200        521
African Life Assurance Company
  Limited........................      81,421        202
Alexander Forbes Limited+........      15,800         30
Anglo American plc+..............      42,010        922
Anglo American Platinum
  Corporation Limited+...........       2,200         85
Aveng Limited+...................     135,600        220
Avi Limited+.....................      27,700        105
Barloworld Limited+..............      10,500        147
Bidvest Group Limited+...........      34,114        376
Edgars Consolidated Stores+......       7,000        246
Gold Fields Limited+.............      11,700        165
Gold Fields Limited, ADR*........      14,500        203
Harmony Gold Mining Company
  Limited+.......................      14,399        169
Illovo Sugar Limited+............      85,200        119
Impala Platinum Holdings
  Limited+.......................       2,129        172
Imperial Holdings Limited+.......      11,791        177
Iscor Limited+...................       7,800         69
Kumba Resources Limited+.........      18,300        128
Massmart Holdings Limited+.......      46,200        324
Metro Cash and Carry Limited+....     516,452        169
MTN Group Limited+...............     110,840        605
Nampak Limited+..................     192,100        467
Nedcor Limited+..................      84,386        922
Old Mutual.......................     225,400        477
Sanlam Limited+..................     230,000        407
Sappi Limited+...................      53,400        771
Sasol Limited+...................      26,600        530
Shoprite Holdings Limited+.......     198,300        378
Standard Bank Group Limited+.....      35,391        312
Steinhoff International Holdings
  Limited+.......................     336,479        589
Telkom South Africa Limited,
  ADR+...........................      19,000        270
The Tongaat-Hulett Group
  Limited+.......................      17,600        144
                                                 -------
    TOTAL SOUTH AFRICA COMMON
      STOCK......................                 10,421
                                                 -------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
SOUTH KOREA - 13.61%
SOUTH KOREA PREFERRED STOCK - 0.42%
Daishin Securities Company
  Limited+.......................       5,740    $    44
Hyundai Motor Company+...........       3,200         88
Samsung Electronics Company
  Limited+.......................         790        212
                                                 -------
    TOTAL SOUTH KOREA PREFERRED
      STOCK......................                    344
                                                 -------
SOUTH KOREA COMMON STOCK - 13.19%
Cheil Communications,
  Incorporated+..................          30          4
Cheil Industries,
  Incorporated+..................      11,810        167
CJ Corporation+..................       3,930        218
Daishin Securities Company
  Limited+.......................       5,780         68
Doosan Heavy Industries and
  Construction Limited+..........       8,100         75
Handsome Corporation+............      12,610        108
Hankook Tire Company Limited+....      44,540        412
Hyundai Department Store Company
  Limited+.......................       3,940        114
Hyundai Development Company+.....      11,430        153
Hyundai Mobis+...................       8,220        421
Hyundai Motor Company Limited+...       7,000        339
Industrial Bank of Korea+........      19,300        122
INI Steel Company+...............       7,450         79
Kangwon Land Incorporated+.......      29,891        334
Kia Motors Corporation+..........      20,650        194
Kookmin Bank+....................       9,071        303
Kookmin Bank, ADR+*..............       6,800        229
Korea Electric Power
  Corporation+...................      51,560      1,066
KT Corporation, ADR..............      30,200        557
KT&G Corporation+................       6,000        166
LG Construction Company+.........       2,410         49
LG Electronics, Incorporated+....       3,200        181
LG Household and Health Care
  Limited+.......................       4,890        126
LG Investment and Securities
  Company Limited+...............      30,870        214
Orion Corporation+...............       1,550        124
POSCO+...........................       2,880        431
Pusan Bank+......................      14,410         91
Samsung Corporation+.............       8,110        114
Samsung Electro Mechanics Company
  Limited+.......................      17,500        375
Samsung Electronics Company
  Limited+.......................       4,800      1,884
Samsung Fire & Marine Insurance
  Company Limited+...............       6,120        364
Samsung SDI Company Limited+.....      12,440      1,122
Shinhan Financial Group Company
  Limited+.......................      11,410        225

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
STX Shipbuilding Company
  Limited+.......................       8,130    $   121
SK Telecom Company Limited,
  ADR............................       4,800         95
SK Telecom Company Limited+......       1,650        259
                                                 -------
    TOTAL SOUTH KOREA COMMON
      STOCK......................                 10,904
                                                 -------
    TOTAL SOUTH KOREA............                 11,248
                                                 -------
TAIWAN COMMON STOCK - 9.70%
Accton Technology Corporation+...     144,396         59
Acer, Incorporated...............      75,518        110
Advanced Semiconductor
  Engineering, Incorporated+.....     104,000         72
Asia Optical Company,
  Incorporated+..................      58,071        276
Asustek Computer, Incorporated+..     242,237        536
Benq Corporation+................     188,000        177
Catcher Technology Company
  Limited+.......................      18,000         55
Cathay Financial Holding Company
  Limited+.......................      96,000        184
Cheng Shin Industries+...........      54,216         64
China Motor Company+.............     146,000        168
Chinatrust Financial Holding
  Company Limited+...............     196,827        224
Compal Electronics,
  Incorporated+..................     599,026        537
CTCI Corporation+................     189,552        106
CyberLink Corporation+...........      30,837         77
Delta Electronics,
  Incorporated+..................     186,650        282
Elan Microelectronics
  Corporation+...................     110,496         68
Evergreen Marine Corporation+....       3,032          3
Faraday Technology Corporation+..      16,973         23
First Financial Holding Company
  Limited+.......................     313,000        252
Fubon Financial Holding Company
  Limited+.......................     116,000        109
Hon Hai Precision Industry
  Company Limited+...............     101,064        372
Infortrend Technology,
  Incorporated+..................      52,414         92
Kaulin Manufacturing Company
  Limited+.......................      37,950         35
Largan Precision Company
  Limited+.......................      14,484         85
Media Tek, Incorporated+.........      33,162        222
Mega Financial Holding
  Company+.......................     287,000        191
Nien Hsing Textile Company
  Limited+.......................     151,000        130
Phoenixtec Power Company
  Limited+.......................      71,355         69
Polaris Securities Company
  Limited+.......................     288,733        148
Quanta Computer, Incorporated+...     258,298        417
Richtek Technology Corporation+..      13,000         21

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Shin Kong Financial Holding
  Company Limited+...............     152,000    $   133
SinoPac Holdings+................     733,987        417
Springsoft Systems Limited+......      40,800         74
Sunplus Technology Company
  Limited+.......................       6,200          9
Taishin Financial Holdings
  Company Limited+...............     158,445        129
Taiwan Cellular Corporation+.....     301,635        301
Taiwan Cement Corporation+.......     413,586        224
Tsann Keun Enterprise Company
  Limited+.......................      51,630         57
United Microelectronics
  Corporation+...................   1,529,251        924
United Microelectronics
  Corporation, ADR+*.............      28,577        100
Waffer Technology Company
  Limited+.......................      54,050         79
Ya Hsin Industrial Company
  Limited+.......................     217,288        191
Yaego Corporation+...............     655,000        217
                                                 -------
    TOTAL TAIWAN COMMON STOCK....                  8,019
                                                 -------
THAILAND COMMON STOCK - 3.08%
Advanced Info Services PCL+(+)...      93,200        212
Asian Property Development
  Company Limited+(+)............     446,800         39
Bangkok Bank PCL+................     125,400        293
Banpu Company+...................      24,500         87
Charoen Pokphand Foods PCL+(+)...   1,268,000        108
CP Seven Eleven PCL+(+)..........      87,600        115
Delta Electronics,
  Incorporated+(+)...............     110,000         45
Italian-Thai Development
  PCL+(+)........................     536,300        101
Kasikornbank PCL+................     338,800        388
Kasikornbank PCL, NVDR+..........      18,900         22
Krung Thai Bank PCL+(+)..........   1,401,800        283
Lalin Property PCL+(+)...........     148,400         20
Land & Houses PCL+...............     445,900        109
MBK Public Company Limited+(+)...      23,400         27
PTT Public Company Limited+(+)...      46,900        194
Siam City Bank PCL+(+)...........      64,000         33
Siam Commercial Bank PCL+........     279,000        292
Siam Makro PCL+(+)...............      92,800        101
Sino Thai Engineering &
  Construction PCL+(+)...........     204,400         35
Thai Oil PCL+(+).................      42,200         41
                                                 -------
    TOTAL THAILAND COMMON
      STOCK......................                  2,545
                                                 -------
TURKEY COMMON STOCK - 2.37%
Akbank T.A.S.....................  49,373,482        223
Akcansa Cimento A.S..............  56,902,700        169

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Arcelik A.S.+....................  38,536,350    $   234
Enka Insaat ve Sanayi A.S.+......   7,886,451        198
Hurriyet Gazetecilik ve
  Matbaacilik A.S................  82,009,130        163
Tupras-Turkiye Petrol
  Rafinerileri A.S...............  27,214,900        252
Turkcell Iletisim Hizmetleri
  A.S............................  37,239,879        229
Turkiye Garanti Bankasi A.S.+....  81,555,450        218
Trakya Cam Sanayii A.S...........  75,184,815        188
Yapi ve Kredi Bankasi A.S.+......  38,967,000         88
                                                 -------
    TOTAL TURKEY COMMON STOCK....                  1,962
                                                 -------
    TOTAL STOCKS.................                 69,650
                                                 -------
                                       PAR
                                     AMOUNT
                                   -----------
SHORT TERM INVESTMENTS - 18.13%
U. S. TREASURY BILLS - 0.87%*
1.70%, Due 12/9/2004 (Note C)....  $      720        719
                                                 -------
    TOTAL U. S. TREASURY BILLS...                    719
                                                 -------
                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
OTHER SHORT TERM INVESTMENTS - 17.26%
American AAdvantage Money Market
  Select Fund (Notes B and D)....  12,118,007    $12,118
AMR Investments Enhanced Cash
  Business Trust (Notes B and
  D).............................   2,148,906      2,149
                                                 -------
    TOTAL OTHER SHORT TERM
      INVESTMENTS................                 14,267
                                                 -------
    TOTAL SHORT TERM
      INVESTMENTS................                 14,986
                                                 -------
TOTAL INVESTMENTS - 102.35% (COST
  $72,492).......................                 84,636
                                                 -------
LIABILITIES, NET OF OTHER
  ASSETS - (2.35%)...............                 (1,941)
                                                 -------
TOTAL NET ASSETS - 100%..........                $82,695
                                                 =======

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $1,506 or 1.82% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) At October 31, 2004, security held as collateral for open futures contracts.

(D) All or a portion of this security is purchased with cash collateral for securities loaned.

* - All or a portion of this security is on loan at October 31, 2004. See Note
5.

+ - Non-income producing security.

( 7/8) - Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
EMERGING MARKETS SECTOR DIVERSIFICATION
October 31, 2004
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................     9.81%
Consumer Staples............................................     6.31%
Energy......................................................     8.32%
Financials..................................................    15.46%
Health Care.................................................     1.31%
Industrials.................................................     7.39%
Information Technology......................................    10.58%
Materials...................................................     9.06%
Short-Term Investments......................................    18.11%
Telecommunication Services..................................    11.96%
Utilities...................................................     3.98%
Liabilities, Net of Other Assets............................    (2.29%)
                                                               -------
                                                               100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 90.98%
CONSUMER DISCRETIONARY - 29.16%
AUTO COMPONENTS - 4.96%
Advanced Accessory Systems, LLC, 10.75%, Due 6/15/2011......  $     1,200   $  1,092
ArvinMeritor, Incorporated, 8.75%, Due 3/1/2012*............        1,750      1,951
Asbury Automotive Group, Incorporated,
  9.00%, Due 6/15/2012......................................        1,000      1,055
  8.00%, Due 3/15/2014, 144A (Note A).......................          800        780
Collins & Aikman Corporation,
  10.75%, Due 12/31/2011*...................................        2,025      2,020
  12.875%, Due 8/24/2012, 144A (Note A)*....................          800        692
GenCorp, Incorporated, 9.50%, Due 8/15/2013.................        2,600      2,789
General Motors Corporation, 7.125%, Due 7/15/2013*..........        3,300      3,424
Stanadyne Corporation, 10.00%, Due 8/15/2014, 144A (Note
  A)........................................................        1,000      1,050
Tenneco Automotive, Incorporated, 11.625%, Due
  10/15/2009*...............................................        1,000      1,062
TriMas Corporation, 9.875%, Due 6/15/2012*..................        1,750      1,794
United Components, Incorporated, 9.375%, Due 6/15/2013......        1,500      1,627
                                                                            --------
    TOTAL AUTO COMPONENTS...................................                  19,336
                                                                            --------
HOTELS, RESTAURANTS & LEISURE - 8.43%
AMC Entertainment, Incorporated,
  9.50%, Due 2/1/2011.......................................        1,700      1,755
  9.875%, Due 2/1/2012*.....................................          750        802
  8.625%, Due 8/15/2012, 144A (Note A)......................          700        765
Ameristar Casinos, Incorporated, 10.75%, Due 2/15/2009......          700        798
AMF Bowling Worldwide Incorporated, 10.00%, Due 3/1/2010,
  144A (Note A).............................................        2,450      2,622
Aztar Corporation,
  9.00%, Due 8/15/2011......................................        1,000      1,120
  7.875%, Due 6/15/2014.....................................        1,625      1,763
Blockbuster, Incorporated, 9.00%, Due 9/1/2012, 144A (Note
  A)........................................................        1,100      1,128
Booth Creek Ski Holdings, Incorporated, 12.50%, Due
  3/15/2007.................................................        2,500      2,506
Choctaw Resort Development Enterprise, 7.25%, Due
  11/15/2019, 144A (Note A).................................          700        715
Chumash Casino & Resort Enterprises, 9.00%, Due 7/15/2010...        1,250      1,397
Cinemark, Incorporated, 0.00%, Due 3/15/2014, 144A (Note
  A)+.......................................................        2,025      1,433
Intrawest Corporation, 7.50%, Due 10/15/2013, 144A (Note
  A)........................................................          750        803
Loews Cineplex Entertainment Corporation, 9.00%, Due
  8/1/2014, 144A (Note A)...................................        1,600      1,676
Penn National Gaming, Incorporated, 11.125%, Due 3/1/2008...        1,500      1,621
Poster Financial Group, Incorporated, 8.75%, Due
  12/1/2011.................................................        1,860      1,948
Station Casinos, Incorporated, 6.875%, Due 3/1/2016, 144A
  (Note A)..................................................        1,500      1,594
Town Sports International, Incorporated, 9.625%, Due
  4/15/2011.................................................          800        844
Turning Stone Casino Resort, 9.125%, Due 12/15/2010, 144A
  (Note A)..................................................        3,710      4,025
Vicorp Restaurants, Incorporated, 10.50%, Due 4/15/2011.....        1,000      1,000
Warner Music Group, 7.375%, Due 4/15/2014, 144A (Note A)....        2,500      2,569
                                                                            --------
    TOTAL HOTELS, RESTAURANTS & LEISURE.....................                  32,884
                                                                            --------
HOUSEHOLD DURABLES - 0.25%
Ainsworth Lumber Company Limited, 6.75%, Due 3/15/2014......        1,000        960
                                                                            --------
    TOTAL HOUSEHOLD DURABLES................................                     960
                                                                            --------
MEDIA - 6.42%
Alliance Atlantis Communications, Incorporated, 13.00%, Due
  12/15/2009................................................        2,530      2,720
American Lawyer Media, Incorporated, 9.75%, Due
  12/15/2007................................................        1,600      1,608

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Charter Communications Operations,
  8.00%, Due 4/30/2012, 144A (Note A).......................  $       500   $    506
  8.375%, Due 4/30/2014, 144A (Note A)......................        2,200      2,219
Dex Media West, LLC,
  9.875%, Due 11/15/2009....................................          500        575
  9.875%, Due 8/15/2013.....................................          500        591
  0.00%, Due 11/15/2013+....................................        1,000        760
Echostar DBS Corporation, 6.625%, Due 10/1/2014, 144A (Note
  A)*.......................................................        6,750      6,902
Fisher Communications, Incorporated, 8.625%, Due 9/15/2014,
  144A (Note A).............................................          800        844
Kabel Deutschland GMBH, 10.625%, Due 7/1/2014, 144A (Note
  A)........................................................        3,650      4,088
LBI Media, Incorporated, 10.125%, Due 7/15/2012.............        1,000      1,113
PEI Holdings, Incorporated, 11.00%, Due 3/15/2010...........        1,391      1,615
XM Satellite Radio, Incorporated, 0.00%, Due 12/31/2009+....        1,500      1,509
                                                                            --------
    TOTAL MEDIA.............................................                  25,050
                                                                            --------
RETAIL - 8.25%
CSK Auto Corporation, 7.00%, Due 1/15/2014..................        1,545      1,514
Dollar General Corporation, 8.625%, Due 6/15/2010...........        3,180      3,633
Finlay Fine Jewelry Corporation, 8.375%, Due 6/1/2012.......        1,575      1,721
FTD, Incorporated, 7.75%, Due 2/15/2014, 144A (Note A)*.....        2,165      2,170
Group 1 Automotive, Incorporated, 8.25%, Due 8/15/2013......        1,000      1,058
J Crew Intermediate LLC, 0.00%, 5/15/2008+*.................        1,750      1,632
NationsRent, Incorporated, 9.50%, Due 10/15/2010............        1,250      1,381
Pep Boys, Incorporated,
  6.71%, Due 11/3/2004......................................        1,000      1,000
  7.00%, Due 6/1/2005.......................................          700        711
  6.88%, Due 3/6/2006.......................................        1,000      1,020
Rite Aid Corporation,
  12.50%, Due 9/15/2006.....................................          750        851
  8.125%, Due 5/1/2010......................................        2,000      2,135
  9.50%, Due 2/15/2011......................................        1,210      1,340
Samsonite Corporation, 8.875%, Due 6/1/2011.................        2,000      2,130
Toys R Us, Incorporated,
  7.625%, 8/1/2011*.........................................        1,950      1,960
  7.375%, Due 10/15/2018....................................          800        744
  8.75%, Due 9/1/2021.......................................          500        500
United Rentals North America, Incorporated, 6.50%, Due
  2/15/2012.................................................        3,600      3,564
Woolworth Corporation, 8.50%, Due 1/15/2022.................        2,900      3,103
                                                                            --------
    TOTAL RETAIL............................................                  32,167
                                                                            --------
TEXTILES & APPAREL - 0.85%
Day International Group, Incorporated, 9.50%, Due
  3/15/2008.................................................          500        509
Phillips-Van Heusen Corporation, 7.75%, Due 11/15/2023......        2,800      2,814
                                                                            --------
    TOTAL TEXTILES & APPAREL................................                   3,323
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                 113,720
                                                                            --------
CONSUMER STAPLES - 2.73%
Borden, Incorporated,
  9.20%, Due 3/15/2021......................................        2,250      2,081
  7.875%, Due 2/15/2023.....................................        1,450      1,211
Chiquita Brands International, Incorporated,
  10.56%, Due 3/15/2009.....................................        1,750      1,875
  7.50%, Due 11/1/2014, 144A (Note A).......................          750        769

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Herbalife International, Incorporated, 11.75%, Due
  7/15/2010.................................................  $     2,975   $  3,421
Pilgrims Pride Corporation, 9.625%, Due 9/15/2011...........        1,148      1,290
                                                                            --------
    TOTAL CONSUMER STAPLES..................................                  10,647
                                                                            --------
ENERGY - 6.80%
AES Corporation, 4.50%, Due 8/15/2005*......................        2,250      2,250
Alpha Natural Resources, LLC, 10.00%, Due 6/1/2012, 144A
  (Note A)..................................................          500        555
Calpine Corporation,
  8.50%, Due 7/15/2010, 144A (Note A)*......................        2,100      1,544
  9.625%, Due 10/1/2014, 144A (Note A)......................          800        760
CITGO Petroleum Corporation, 6.00%, Due 10/15/2011, 144A
  (Note A)..................................................          500        509
CMS Energy Corporation, 7.625%, Due 11/15/2004..............          800        800
Dynegy Holdings, Incorporated, 10.125%, Due 7/15/2013, 144A
  (Note A)..................................................        2,400      2,796
Energy Partners Limited, 8.75%, Due 8/1/2010................        2,000      2,169
MarkWest Energy Partners LP, 6.875%, Due 11/1/2014, 144A
  (Note A)..................................................        1,500      1,530
Massey Energy Company, 6.625%, Due 11/15/2010...............        1,500      1,564
Newfield Exploration Company, 8.375%, Due 8/15/2012.........        1,000      1,132
Paramount Resources Limited, 7.875%, Due 11/1/2010..........        1,750      1,925
PG&E Gas Transmission, Northwest Company, 7.80%, Due
  6/1/2025..................................................        2,500      2,587
Star Gas Partners, L.P., 10.25%, Due 2/15/2013*.............        2,725      2,623
Swift Energy Company, 7.675%, Due 7/15/2011.................          500        543
Terex Corporation,
  9.25%, Due 7/15/2011......................................        1,250      1,400
  7.375%, Due 1/15/2014.....................................        1,725      1,846
                                                                            --------
    TOTAL ENERGY............................................                  26,533
                                                                            --------
FINANCIALS - 2.35%
DIVERSIFIED FINANCIALS - 2.04%
E Trade Financial Corporation, 8.00%, Due 6/15/2011, 144A
  (Note A)..................................................        2,375      2,506
Refco Financial Holdings, LLC, 9.00%, Due 8/1/2012, 144A
  (Note A)..................................................        2,625      2,835
Thornburg Mortgage, Incorporated, 8.00%, 5/15/2013*.........        2,500      2,625
                                                                            --------
    TOTAL DIVERSIFIED FINANCIALS............................                   7,966
                                                                            --------
REAL ESTATE - 0.31%
Ventas Realty Limited Partnership, 6.625%, Due 10/15/2014,
  144A, (Note A)............................................        1,200      1,224
                                                                            --------
    TOTAL REAL ESTATE.......................................                   1,224
                                                                            --------
    TOTAL FINANCIALS........................................                   9,190
                                                                            --------
HEALTH CARE - 5.96%
BIOTECHNOLOGY - 0.92%
HealthSouth Corporation,
  6.875%, 6/15/2005*........................................          450        453
  8.375%, Due 10/1/2011*....................................        3,150      3,142
                                                                            --------
    TOTAL BIOTECHNOLOGY.....................................                   3,595
                                                                            --------
EQUIPMENT & SUPPLIES - 0.91%
Duane Reade, Incorporated, 9.75%, Due 8/1/2011, 144A (Note
  A)*.......................................................        2,000      1,920
Leiner Health Products, Incorporated, 11.00%, Due 6/1/2012,
  144A (Note A).............................................          500        542
Sybron Dental Specialties, Incorporated, 8.125%, Due
  6/15/2012.................................................        1,000      1,090
                                                                            --------
    TOTAL EQUIPMENT & SUPPLIES..............................                   3,552
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
HEALTHCARE PROVIDERS & SERVICES - 4.13%
HCA, Incorporated,
  8.75%, Due 9/1/2010.......................................  $     1,000   $  1,153
  5.75%, Due 3/15/2014......................................        1,000        970
  8.36%, Due 4/15/2024......................................        1,500      1,613
Interactive Health, LLC, 7.25%, Due 4/1/2011, 144A (Note
  A)........................................................        1,800      1,566
Jean Coutu Group PJC, Incorporated, 7.625%, Due 8/1/2012,
  144A (Note A).............................................          500        529
National Health Investors, 7.30%, Due 7/16/2007.............        1,000      1,025
NDCHealth Corporation, 10.50%, Due 12/1/2012................        3,000      3,180
Pacificare Health Systems, Incorporated, 10.75%, Due
  6/1/2009..................................................        1,625      1,873
Quintiles Transnational Corporation, 10.00%, Due
  10/1/2013.................................................        2,230      2,430
Vicar Operating, Incorporated, 9.875%, Due 12/1/2009........        1,601      1,773
                                                                            --------
    TOTAL HEALTHCARE PROVIDERS & SERVICES...................                  16,112
                                                                            --------
    TOTAL HEALTH CARE.......................................                  23,259
                                                                            --------
INFORMATION TECHNOLOGY - 4.41%
COMMUNICATIONS EQUIPMENT - 1.03%
Corning, Incorporated,
  7.00%, Due 3/15/2007......................................        1,300      1,300
  6.30%, Due 3/1/2009.......................................        1,650      1,726
  6.20%, Due 3/15/2016......................................        1,000      1,001
                                                                            --------
    TOTAL COMMUNICATIONS EQUIPMENT..........................                   4,027
                                                                            --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.35%
AMI Semiconductor, Incorporated, 10.75%, Due 2/1/2013.......        1,331      1,561
Amkor Technology, Incorporated,
  9.25%, Due 2/15/2008*.....................................          500        480
  10.50%, Due 5/1/2009*.....................................        1,250      1,106
  7.125%, Due 3/15/2011, 144A (Note A)*.....................        1,250      1,078
Fairchild Semiconductor Corporation, 10.50%, Due 2/1/2009...        1,790      1,915
Flextronics International Limited, 6.50%, Due 5/15/2013*....        2,550      2,678
Freescale Semiconductor, Incorporated, 7.125%, 7/15/2014,
  144A (Note A).............................................        4,000      4,240
                                                                            --------
    TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS................                  13,058
                                                                            --------
SOFTWARE - 0.03%
Peregrine Systems, Incorporated, 6.50%, Due 8/15/2007+......          131        130
                                                                            --------
    TOTAL SOFTWARE..........................................                     130
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                  17,215
                                                                            --------
INDUSTRIALS - 26.46%
AEROSPACE & ENGINEERING - 1.64%
K & F Industries, Incorporated, 9.625%, Due 12/15/2010......        2,500      2,900
Transdigm, Incorporated, 8.375%, Due 7/15/2011..............        3,250      3,494
                                                                            --------
    TOTAL AEROSPACE & ENGINEERING...........................                   6,394
                                                                            --------
CONSTRUCTION & ENGINEERING - 3.79%
Beazer Homes USA, Incorporated, 8.375%, 4/15/2012...........        2,000      2,205
Interline Brands, Incorporated, 11.50%, Due 5/15/2011.......        3,500      3,885
KB Home, 7.75%, Due 2/1/2010................................        1,000      1,090
K. Hovnanian Enterprises, Incorporated, 8.875%, Due
  4/1/2012..................................................        2,700      3,010
Schuler Homes, Incorporated, 9.375%, Due 7/15/2009..........        1,500      1,628
Standard Pacific Corporation, 9.50%, Due 9/15/2010..........        1,205      1,313

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Technical Olympic USA, Incorporated, 9.00%, Due 7/1/2010....  $     1,500   $  1,635
                                                                            --------
    TOTAL CONSTRUCTION & ENGINEERING........................                  14,766
                                                                            --------
COMMERCIAL SERVICES & SUPPLIES - 20.03%
AirGate PCS, Incorporated, 5.85%, Due 10/15/2011, 144A (Note
  A)........................................................        1,000      1,025
Alliance Laundry Holdings, LLC, 9.625%, Due 5/1/2008........          640        656
Allied Waste North American, Incorporated,
  8.875%, Due 4/1/2008......................................          600        636
  8.50%, Due 12/1/2008......................................        2,250      2,363
  10.00%, Due 8/1/2009*.....................................        2,250      2,363
Alpharma, Incorporated, 8.625%, Due 5/1/2011, 144A (Note
  A)*.......................................................        3,250      3,380
Biovail Corporation, 7.875%, Due 4/1/2010...................        3,400      3,528
Cadmus Communications Corporation, 8.375%, Due 6/15/2014....        1,200      1,296
CHC Helicopter Corporation, 7.375%, Due 5/1/2014*...........        2,250      2,396
Columbus McKinnon Corporation, 10.00%, Due 8/1/2010.........        1,750      1,925
Communications and Power Industries, Incorporated, 8.00%,
  Due 2/1/2012..............................................          500        525
Compass Minerals Group, Incorporated, 10.00%, Due
  8/15/2011.................................................        1,000      1,120
Compass Minerals International, Incorporated, 0.00%, Due
  6/1/2013+.................................................        1,825      1,442
Corrections Corporation of America,
  9.875%, Due 5/1/2009......................................          500        563
  7.50%, Due 5/1/2011.......................................          900        973
Da-Lite Screen Company, Incorporated, 9.50%, Due
  5/15/2011.................................................          750        795
Freeport-McMoRan Copper & Gold, Incorporated, 10.125%, Due
  2/1/2010..................................................        2,000      2,245
Hexcel Corporation,
  9.875%, Due 10/1/2008.....................................          250        280
  9.75%, Due 1/15/2009......................................        3,700      3,894
HMH Properties, Incorporated, 7.875%, Due 8/1/2008..........        1,575      1,618
Ingram Micro, Incorporated, 9.875%, Due 8/15/2008...........        2,000      2,195
Invensys, plc, 9.875%, Due 3/15/2011, 144A (Note A).........        1,250      1,306
Iron Mountain, Incorporated,
  8.625%, Due 4/1/2013......................................          500        541
  6.625%, Due 1/1/2016......................................        2,500      2,487
ISPAT Inland, Incorporated, 9.75%, Due 4/1/2014.............        1,000      1,215
Medical Device Manufacturing, Incorporated, 10.00%, Due
  7/15/2012, 144A (Note A)..................................        2,000      2,140
Mothers Work, Incorporated, 11.25%, Due 8/1/2010*...........        1,000        960
Mueller Group, Incorporated, 10.00%, Due 5/1/2012...........          500        540
Newark Group, Incorporated, 9.75%, Due 3/15/2014, 144A (Note
  A)........................................................        2,850      2,964
Pantry, Incorporated, 7.75%, Due 2/15/2014, 144A (Note A)...          750        784
Phibro Animal Health Corporation, 13.00%, Due 12/1/2007,
  144A (Note A).............................................          500        545
J.B. Poindexter Incorporated, 8.75%, Due 3/15/2014, 144A
  (Note A)..................................................        1,000      1,070
Polypore, Incorporated, 8.75%, Due 5/15/2012................          875        914
Quality Distribution, LLC, 9.00%, Due 11/15/2010, 144A (Note
  A)........................................................        1,280      1,192
Russell Corporation, 9.25%, Due 5/1/2010....................        1,475      1,586
Seagate Technology HDD Holdings, 8.00%, Due 5/15/2009.......        1,500      1,622
Sheridan Acquisition Corporation, 10.25%, Due 8/15/2011,
  144A (Note A).............................................          750        814
Sheridan Group, Incorporated, 10.25%, Due 8/15/2011, 144A
  (Note A)..................................................          850        922
Siebe plc, 7.125%, Due 1/15/2007, 144A (Note A).............        1,498      1,543
Solectron Corporation, 7.97%, Due 11/15/2006(+).............        1,500      1,550
Superior Essex Communications, 9.00%, Due 4/15/2012.........        2,400      2,436
UAP Holding Corporation, 0.00%, Due 7/15/2012, 144A (Note
  A)+.......................................................        2,000      1,530

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
UNOVA, Incorporated,
  6.875%, Due 3/15/2005.....................................  $     2,500   $  2,531
  7.00%, Due 3/15/2008......................................        2,000      2,060
Unisys Corporation, 7.875%, 4/1/2008........................        3,270      3,356
URS Corporation, 12.25%, 5/1/2009...........................          100        107
Viasystems, Incorporated, 10.50%, Due 1/15/2011*............        1,750      1,732
WH Holdings (Cayman Islands) Limited, 9.50%, Due 4/1/2011,
  144A (Note A).............................................          500        548
WII Components, Incorporated, 10.00%, Due 2/15/2012.........          375        352
Xerox Corporation,
  6.875%, Due 8/15/2011.....................................        1,000      1,067
  7.625%, Due 6/15/2013.....................................        1,800      1,980
  7.20%, Due 4/1/2016.......................................          500        526
                                                                            --------
    TOTAL COMMERCIAL SERVICES & SUPPLIES....................                  78,138
                                                                            --------
MACHINERY - 1.00%
Blount, Incorporated, 8.875%, Due 8/1/2012..................        1,000      1,089
Case Corporation, 7.25%, Due 1/15/2016......................        1,900      1,890
Joy Global, Incorporated, 8.75%, Due 3/15/2012..............          801        905
                                                                            --------
    TOTAL MACHINERY.........................................                   3,884
                                                                            --------
    TOTAL INDUSTRIALS.......................................                 103,182
                                                                            --------
MATERIALS - 7.03%
CHEMICALS - 3.51%
Casella Waste System, Incorporated, 9.75%, Due 2/1/2013.....        2,020      2,222
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp, 0.00%, Due
  10/1/2014, Series A, 144A (Note A)+.......................        2,250      1,423
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp, 0.00%, Due
  10/1/2014, Series B, 144A (Note A)+*......................        2,750      1,733
Hercules, Incorporated, 6.75%, Due 10/15/2029...............        2,000      2,040
Lyondell Chemical Company, 10.875%, Due 5/1/2009*...........        1,000      1,061
Nalco Company,
  7.75%, Due 11/15/2011.....................................          500        541
  8.875%, Due 11/15/2013*...................................          955      1,047
Resolution Performance Products, 8.00%, Due 12/15/2009......        1,000      1,035
Rhodia SA, 10.25%, Due 6/1/2010*............................          750        814
Westlake Chemical Corporation, 8.75%, Due 7/15/2011.........        1,560      1,759
                                                                            --------
    TOTAL CHEMICALS.........................................                  13,675
                                                                            --------
CONTAINERS & PACKAGING - 3.12%
Crown Holdings, Incorporated,
  9.50%, Due 3/1/2011.......................................        1,500      1,710
  10.875%, Due 3/1/2013.....................................        1,975      2,345
Intertape Polymer, Incorporated, 8.50%, Due 8/1/2014, 144A
  (Note A)..................................................        1,000        994
Owens-Brockway Glass Containers, Incorporated,
  8.875%, Due 2/15/2009.....................................        3,340      3,666
  8.75%, Due 11/15/2012.....................................        1,250      1,409
Silgan Holdings, Incorporated, 6.75%, Due 11/15/2013, 144A
  (Note A)..................................................        2,000      2,060
                                                                            --------
    TOTAL CONTAINERS & PACKAGING............................                  12,184
                                                                            --------
PAPER & FOREST PRODUCTS - 0.40%
Appleton Papers, Incorporated, 8.125%, Due 6/15/2011........          500        526

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Boise Cascade LLC, 7.125%, Due 10/15/2014, 144A (Note A)....  $     1,000   $  1,044
                                                                            --------
    TOTAL PAPER & FOREST PRODUCTS...........................                   1,570
                                                                            --------
    TOTAL MATERIALS.........................................                  27,429
                                                                            --------
SATELLITE - 0.55%
Intelsat Limited, 5.25%, Due 11/1/2008......................        1,500      1,412
PanAmSat Holding Corporation, 0.00%, 11/1/2014, 144A (Note
  A)+.......................................................        1,250        747
                                                                            --------
    TOTAL SATELLITE.........................................                   2,159
                                                                            --------
TELECOMMUNICATION SERVICES - 5.34%
Dobson Cellular Systems, Incorporated,
  4.75%, Due 11/1/2011, 144A (Note A).......................          650        668
  8.375%, Due 11/1/2011, 144A (Note A)......................          400        413
FairPoint Communications, Incorporated, 11.875%, Due
  3/1/2010..................................................        2,065      2,375
GST Equipment Funding, Incorporated, 13.25%, Due
  5/1/2007+(+)..............................................        2,500          -
MCI, Incorporated,
  5.908%, Due 5/1/2007......................................        1,750      1,745
  6.688%, Due 5/1/2009......................................        1,000        986
Nextel Communications, 6.875%, Due 10/31/2013*..............        3,150      3,418
Qwest Services Corporation, 144A (Note A)
  13.50%, Due 12/15/2010....................................        5,200      6,175
  7.875%, Due 9/1/2011......................................          500        532
  9.125%, Due 3/15/2012.....................................          500        564
SBA Telecom, Incorporated, 0.00%, Due 12/15/2011+...........        2,490      2,098
US Unwired, Incorporated, 6.13%, Due 6/15/2010..............        1,000      1,027
US West Communication, 8.875%, Due 6/1/2031.................          800        808
                                                                            --------
    TOTAL TELECOMMUNICATION SERVICES........................                  20,809
                                                                            --------
OTHER CORPORATE BONDS - 0.19%
Jostens, Incorporated, 7.625%, Due 10/1/2012, 144A (Note
  A)........................................................          700        725
                                                                            --------
    TOTAL OTHER CORPORATE BONDS.............................                     725
                                                                            --------
    TOTAL CORPORATE BONDS...................................                 354,868
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
COMMON STOCKS - 0.13%
Peregrine Systems, Incorporated.............................       28,000   $    501
                                                                            --------
    TOTAL COMMON STOCKS.....................................                     501
                                                                            --------
SHORT TERM INVESTMENTS - 19.25%
American AAdvantage Money Market Select Fund (Note B).......   23,672,220     23,672
Short-Term Investment Company Liquid Asset Funds (Note F)...    3,425,989      3,426

                                                                  PAR
                                                                AMOUNT
                                                              -----------
Credit Suisse First Boston LLC Tri Party Repo, 1.925%, Due
  11/1/2004, (Notes C and F)................................  $    15,000     15,000
Laguna ABS CDO Corp. Discount Commercial Paper, Due
  11/5/2004 (Note F)........................................        8,000      7,998
Merrill Lynch Pierce Fenner & Smith, Inc. Tri Party Repo,
  1.925%, Due 11/1/2004, (Notes D and F)....................       10,000     10,000
Morgan Stanley & Co., Inc. Tri Party Repo, 1.925%, Due
  11/1/2004, (Notes E and F)................................       15,000     15,000
                                                                            --------
    TOTAL SHORT TERM INVESTMENTS............................                  75,096
                                                                            --------
TOTAL INVESTMENTS - 110.36% (COST $416,820).................                 430,465
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (10.36%).................                 (40,418)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $390,047
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $98,325 or 25.21% of net assets.

(B) The Fund is affiliated by having the same investment advisor. See Note 2.

(C) Collateral held at J.P. Morgan Chase consists of Codelco, Inc., 4.75%, Due 10/15/2014, Market Value - $7,282 and National Rural Utilities, 7.25%, Due 3/01/2012, Market Value - $8,019

(D) Collateral held at the J.P. Morgan Chase consists of General Motors Acceptance Corp, 7.75%, Due 1/19/2010, Market Value - $10,203

(E) Collateral held at the Bank of New York consists of Boeing Capital Corp., 6.54%, Due 4/24/2006, Market Value - $3,154, Boeing Capital Corp., 4.29%,
    Due 6/20/2005, Market Value - $1,011, Columbus Southern Power Company, 6.85%, Due 10/03/2005, Market Value - $1,040, Cooper Industries, Inc., 6.38%, Due 5/08/2008, Market Value - $2,207, Everest Reinsurance Holdings Company, 8.75%, Due 3/15/2010, Market Value - $1,359, HSBC USA Capital Trust II, 8.38%, Due 5/15/2027, Market Value - $582, Sara Lee Corp., 6.05%, Due
    4/14/2008, Market Value - $1,083 and Viacom Inc., 7.63%, Due 1/15/2016,
    Market Value - $5,018.

(F) All or a portion of this security is purchased with cash collateral for securities loaned.

* - All or a portion of this security is on loan October 31, 2004. See note 5.

 (+) - Valued at fair value pursuant to procedures approved by the Board of Trustees.

+ - Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 12.41%
U.S. TREASURY NOTES - 11.35%
  3.625%, Due 7/15/2009*....................................  $       500   $    508
  5.00%, Due 2/15/2011*.....................................        1,350      1,458
  5.00%, Due 8/15/2011*.....................................        2,600      2,808
  4.00%, Due 2/15/2014*.....................................        3,000      3,000
  4.75%, Due 5/15/2014*.....................................        3,800      4,018
                                                                            --------
    TOTAL U.S. TREASURY NOTES...............................                  11,792
                                                                            --------
U. S. TREASURY BONDS - 1.06%
  8.75%, Due 8/15/2020*.....................................          750      1,097
                                                                            --------
    TOTAL U. S. TREASURY BONDS..............................                   1,097
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                  12,889
                                                                            --------
U.S. AGENCY OBLIGATIONS - 1.06%
Federal Home Loan Mortgage Corporation, 5.125%, Due
  10/15/2008*...............................................          500        533
Federal National Mortgage Association, 6.625%, Due
  11/15/2010................................................          500        572
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   1,105
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 10.53%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.15%
  Pool E01492, 5.50%, Due 10/1/2018.........................        1,154      1,196
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   1,196
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.51%
Pool 555549, 5.00%, Due 6/1/2018............................        1,437      1,468
Pool 545759, 6.50%, Due 7/1/2032............................        1,157      1,219
Pool C01598, 5.00%, Due 8/1/2033............................          908        908
Pool C01786, 5.50%, Due 2/1/2034............................        1,363      1,390
Pool 725238, 5.00%, Due 3/1/2034............................          738        737
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   5,722
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.87%
Pool 780921, 7.00%, Due 11/15/2013..........................          427        455
Pool 780454, 7.00%, Due 10/15/2026..........................          418        448
Pool 002379, 8.00%, Due 2/20/2027...........................          277        301
Pool 781564, 6.00%, Due 2/15/2033...........................          622        649
Pool 781690, 6.00%, Due 12/15/2033..........................          894        931
Pool 003515, 5.50%, Due 2/20/2034...........................        1,213      1,240
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   4,024
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                  10,942
                                                                            --------
ASSET-BACKED SECURITIES - 0.96%
Household Automotive Trust 2004-1 A3, 3.30%, 5/18/2009......        1,000        998
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                     998
                                                                            --------
CORPORATE BONDS - 53.72%
BANKS - 5.40%
Banco Popular North America Inc,
  6.125%, Due 10/15/2006....................................          500        528
  4.25%, Due 4/1/2008.......................................          300        307
Bank One Corporation, 4.90%, Due 4/30/2015..................          500        495
Credit Suisse First Boston, 6.50%, Due 5/1/2008.............          500        546
FleetBoston Financial Corporation, 8.625%, Due 1/15/2007....          200        223
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........          300        305

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
St. George Bank Limited, 7.15%, Due 10/15/2005, 144A (Note
  A)........................................................  $     1,510   $  1,563
Wachovia Corporation, 6.40%, Due 4/1/2008...................        1,500      1,641
                                                                            --------
    TOTAL BANKS.............................................                   5,608
                                                                            --------
FINANCE - 28.71%
AEGON, N.V., 8.00%, Due 8/15/2006...........................          225        245
American Honda Finance Corporation, 2.875%, Due 4/3/2006,
  144A (Note A).............................................          650        651
Bear Stearns Companies, Incorporated,
  3.00%, Due 3/30/2006......................................          500        502
  2.875%, Due 7/2/2008......................................          300        293
Boeing Capital Corporation, 5.40%, Due 11/30/2009...........          700        748
Capital One Bank,
  4.25%, Due 12/1/2008......................................        1,000      1,015
  5.125%, 2/15/2014.........................................          200        201
Cendant Corporation,
  6.875%, Due 8/15/2006.....................................        1,100      1,172
  3.875%, Due 11/27/2011....................................          500        500
Countrywide Home Loan, Incorporated, 3.50%, Due
  12/19/2005................................................          750        755
Credit Suisse First Boston USA, Incorporated, 5.875%, Due
  8/1/2006..................................................        1,500      1,576
First Data Corporation, 3.375%, Due 8/1/2008................        1,000        995
Ford Motor Credit Company, 7.375%, Due 10/28/2009...........          370        402
General Motors Acceptance Corporation,
  6.75%, Due 1/15/2006......................................          650        673
  7.25%, Due 3/2/2011.......................................          370        393
Goldman Sachs Group, Incorporated, 4.75%, Due 7/15/2013.....          350        347
John Hancock Global Funding,
  5.625%, Due 6/27/2006.....................................        1,400      1,460
  3.75%, Due 9/30/2008......................................        1,000      1,006
Heller Financial, Incorporated, 6.375%, Due 3/15/2006.......        1,500      1,572
Household Finance Corporation, 5.75%, Due 1/30/2007.........        1,750      1,850
International Lease Finance Corporation, 6.375%, Due
  3/15/2009.................................................          725        791
Lehman Brothers Holdings, Incorporated, 3.50%, Due
  8/7/2008..................................................        1,000        995
Lincoln National Corporation, 4.75%, Due 2/15/2014..........          200        197
MassMutual Global Funding II, 3.80%, Due 4/15/2009, 144A
  (Note A)..................................................        1,000        998
Morgan Stanley and Company, Incorporated,
  6.10%, Due 4/15/2006......................................          550        576
  0.25%, Due 4/1/2009.......................................          560        514
PHH Corporation, 6.00%, Due 3/1/2008........................          300        321
Prudential Financial, Incorporated, 4.50%, Due 7/15/2013....          375        365
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006, 144A (Note A)..................................        2,000      2,126
Refco Group Limited, LLC, 9.00%, Due 8/1/2012, 144A (Note
  A)........................................................          400        432
Salomon, Incorporated, 6.75%, Due 1/15/2006.................        1,000      1,047
Simon Property Group LP, 6.375%, Due 11/15/2007.............          400        432
Synovus Financial Corporation,
  7.25%, Due 12/15/2005.....................................        1,500      1,570
  4.875%, Due 2/15/2013.....................................          500        505
Transamerica Corporation, 6.75%, Due 11/15/2006*............        1,000      1,068
Verizon Global Funding Corporation, 4.375%, Due 6/1/2013....          200        196
VW Credit Incorporated, 2.33%, Due 7/21/2005, 144A (Note
  A)........................................................        1,000      1,000
Washington Mutual, Incorporated, 4.625%, Due 4/1/2014.......          350        337
                                                                            --------
    TOTAL FINANCE...........................................                  29,826
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
FOREIGN - 0.29%
Province of Ontario, 3.35%, Due 7/16/2007*..................  $       300   $    302
                                                                            --------
    TOTAL FOREIGN...........................................                     302
                                                                            --------
INDUSTRIALS - 18.63%
AmeriPath, Incorporated, 10.50%, Due 4/1/2013...............          400        392
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........          700        859
AT&T Wireless Services, Incorporated,
  7.35%, Due 3/1/2006.......................................          600        636
  8.125%, Due 5/1/2012......................................          250        305
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013.............          550        560
Bunge Limited Finance Corporation,
  7.80%, Due 10/15/2012.....................................          200        238
  5.35%, Due 4/15/2014, 144A (Note A).......................          500        512
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................          250        269
DaimlerChrysler North America,
  4.75%, Due 1/15/2008......................................          700        721
  6.50%, Due 11/15/2013.....................................          350        382
Dell Computer Corporation, 6.55%, Due 4/15/2008.............          200        220
Deutsche Telekom International,
  8.25%, Due 6/15/2005......................................          175        181
  3.875%, Due 7/22/2008.....................................          500        504
Dole Food Company, Incorporated, 8.875%, Due 3/15/2011......          400        443
DST Systems, Incorporated, 3.625%, Due 8/15/2023*...........          485        561
EOG Resources, Incorporated, 4.75%, Due 3/15/2014, 144A
  (Note A)..................................................          350        348
EOP Operating Limited Partnership, 4.75%, Due 3/15/2014.....          350        340
Equistar Chemicals, LP, 10.625%, Due 5/1/2011...............          400        462
France Telecom SA, 8.50%, Due 3/1/2011......................          500        600
Freeport-McMoRan Copper & Gold, Incorporated, 10.125%, Due
  2/1/2010..................................................          400        449
Hertz Corporation, 4.70%, Due 10/2/2006.....................          900        915
Jacuzzi Brands, Incorporated, 9.625%, Due 7/1/2010..........          400        450
Keane, Incorporated, 2.00%, Due 6/15/2013...................          525        572
Kroger Company, 8.15%, 7/15/2006............................        1,000      1,082
Legrand SA, 8.50%, Due 2/15/2025............................          400        459
Mediacom Communications Corporation, 9.50%, Due
  1/15/2013*................................................          400        392
Nabors Industries, Incorporated, 0.00%, Due 6/15/2023+......          280        270
Northrop Grumman Corporation,
  4.079%, Due 11/16/2006....................................          700        712
  7.125%, Due 2/15/2011.....................................          510        588
Occidental Petroleum Corporation, 6.75%, Due 1/15/2012......          450        514
Pope & Talbot, Incorporated, 8.375%, Due 6/1/2013...........          355        373
Pulte Homes, Incorporated,
  4.875%, Due 7/15/2009.....................................          100        102
  5.25%, Due 1/15/2014......................................          125        125
Royal Caribbean Cruises Limited,
  0.00%, Due 5/18/2021+.....................................          210        157
  7.50%, due 10/15/2027.....................................          400        429
Saks Incorporated, 2.00%, Due 3/15/2024, 144A (Note A)......          490        431
Sprint Capital Corporation,
  6.00%, Due 1/15/2007......................................        1,200      1,269
  8.375%, Due 3/15/2012.....................................          175        215

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Union Pacific Corporation, 6.50%, Due 4/15/2012.............  $       350   $    391
Verizon Virginia, 4.625%, Due 3/15/2013.....................          500        493
WH Holdings (Cayman Islands) Limited, 9.50%, Due 4/1/2011,
  144A (Note A).............................................          400        438
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  19,359
                                                                            --------
PHARMACEUTICAL - 0.27%
Teva Pharmaceuticals,
  0.25%, Due 2/1/2024.......................................          120        116
  0.50%, Due 2/1/2024.......................................          170        162
                                                                            --------
    TOTAL PHARMACEUTICAL....................................                     278
                                                                            --------
UTILITY - 0.42%
Teco Energy, Incorporated, 7.50%, Due 6/15/2010.............          400        440
                                                                            --------
    TOTAL UTILITY...........................................                     440
                                                                            --------
    TOTAL CORPORATE BONDS...................................                  55,813
                                                                            --------
CONVERTIBLE BONDS - 11.70%
CONSUMER DISCRETIONARY - 1.17%
Flextronics International Limited, 1.00%, 8/1/2010..........          500        535
General Motors Corporation, 6.25%, Due 7/15/2033............           16        433
Goodyear Tire and Rubber Company, 4.00%, Due 6/15/2034, 144A
  (Note A)..................................................          225        245
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                   1,213
                                                                            --------
ENERGY - 0.41%
CenterPoint Energy, Incorporated, 3.75%, Due 5/15/2023, 144A
  (Note A)..................................................          390        426
                                                                            --------
    TOTAL ENERGY............................................                     426
                                                                            --------
FINANCIALS - 3.36%
American Financial Group, Incorporated, 1.486%, Due
  6/2/2033..................................................        1,325        542
Americredit Corporation, 1.75%, Due 11/15/2023, 144A (Note
  A)........................................................          200        244
Financial Federal Corporation, 2.00%, Due 4/15/2034, 144A
  (Note A)..................................................          285        293
IOS Capital, LLC, 5.00%, Due 5/1/2007, 144A (Note A)........          130        133
QLT, Incorporated, 3.00%, Due 9/15/2023, 144A (Note A)......          250        306
Silicon Valley Bancshares, 0.00%, Due 6/15/2008+............          240        304
SLM Corporation, 4.00%, Due 1/15/2009.......................        1,300      1,307
Travelers Property Casualty Corporation, 4.50%, Due
  4/15/2032.................................................           17        365
                                                                            --------
    TOTAL FINANCIALS........................................                   3,494
                                                                            --------
HEALTH CARE - 0.74%
Health Management Association, Incorporated, 1.50%, Due
  8/1/2023..................................................          480        496
Invitrogen Corporation, 2.00%, Due 8/1/2023, 144A (Note
  A)........................................................          250        277
                                                                            --------
    TOTAL HEALTH CARE.......................................                     773
                                                                            --------
INDUSTRIALS - 6.02%
Andrew Corporation, 3.25%, Due 8/15/2013, 144A (Note A).....          425        560
Anixter International, Incorporated, 0.00%, Due 7/7/2033+...          275        151
Blockbuster Incorporated, 9.00%, Due 9/1/2012, 144A (Note
  A)........................................................          200        205
Carnival Corporation, 0.00%, Due 10/24/2021+*...............          715        610
Celestica, Incorporated, 7.875%, Due 7/1/2011...............          260        278
ConocoPhillips, 3.625%, 10/15/2007..........................          350        354
The Walt Disney Company, 2.125%, Due 4/15/2023..............          475        508
Fisher Scientific International, Incorporated, 3.25%, Due
  3/1/2024..................................................          160        173
GrafTech International Limited, 1.625%, Due 1/15/2024, 144A
  (Note A)..................................................          210        192
Halliburton Company, 3.125%, Due 7/15/2023, 144A (Note A)...          210        252
International Game Technology, 0.00%, Due 1/29/2033+........          315        235
Juniper Networks, Incorporated, 0.00%, Due 6/15/2008, 144A
  (Note A)+.................................................          215        317

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Kaydon Corporation, 4.00%, Due 5/23/2023, 144A (Note A).....  $       230   $    272
Leucadia National Corporation, 7.00%, Due 8/15/2013.........          400        408
Liberty Media Corporation, 0.75%, Due 3/30/2023, 144A (Note
  A)........................................................          355        386
Schlumberger Limited, 2.125%, Due 6/1/2023*.................          280        296
Tyco International Group S.A.,
  2.75%, Due 1/15/2018......................................          575        811
  2.75%, Due 1/15/2018, 144A (Note A).......................          175        247
                                                                            --------
    TOTAL INDUSTRIALS.......................................                   6,255
                                                                            --------
    TOTAL CONVERTIBLE BONDS.................................                  12,161
                                                                            --------
                                                                SHARES
                                                              -----------
CONVERTIBLE PREFERRED STOCK - 5.54%
CONSUMER DISCRETIONARY - 0.45%
Ford Motor Company Capital Trust II.........................        9,400        470
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                     470
                                                                            --------
ENERGY - 0.86%
Amerada Hess Corporation....................................        4,900        359
Devon Energy Corporation....................................        7,203        533
                                                                            --------
    TOTAL ENERGY............................................                     892
                                                                            --------
FINANCIALS - 1.88%
Cummins Capital Trust I*....................................        4,000        308
Hartford Financial Services Group, Incorporated.............        8,500        488
Prudential Financial, Incorporated..........................        2,900        200
Safeco Corporation*.........................................       12,300        569
Washington Mutual, Incorporated.............................        7,200        385
                                                                            --------
    TOTAL FINANCIALS........................................                   1,950
                                                                            --------
INDUSTRIALS - 1.98%
AutoDesk, Incorporated......................................        8,800        464
The Walt Disney Company.....................................       11,000        277
Infosys Technologies Limited*...............................        6,100        405
L-3 Communications Holdings, Incorporated...................        5,000        330
Motorola, Incorporated......................................        8,500        427
Phelps Dodge Corporation....................................          840        155
                                                                            --------
    TOTAL INDUSTRIALS.......................................                   2,058
                                                                            --------
TELECOMMUNICATION SERVICES - 0.37%
Nokia Corporation...........................................       25,000        386
                                                                            --------
    TOTAL TELECOMMUNICATION SERVICES........................                     386
                                                                            --------
    TOTAL CONVERTIBLE PREFERRED STOCK.......................                   5,756
                                                                            --------
COMMON STOCK - 2.73%
CONSUMER DISCRETIONARY - 2.73%
Albertson's, Incorporated...................................       15,500        380
Bausch and Lomb, Incorporated...............................       10,600        646
Ebay, Incorporated+.........................................        5,750        561
Home Depot, Incorporated....................................       13,600        559
Starbucks Corporation+......................................       13,000        687
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                   2,833
                                                                            --------
    TOTAL COMMON STOCK......................................                   2,833
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 16.76%
American AAdvantage Money Market Select Fund (Notes B and
  C)........................................................    5,535,517   $  5,536
AMR Investments Enhanced Cash Business Trust (Notes B and
  C)........................................................   11,876,744     11,877
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                  17,413
                                                                            --------
TOTAL INVESTMENTS - 115.41% (COST $117,744).................                 119,910
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (15.41%).................                 (16,013)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $103,897
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of the securities amounted to $13,159 or 12.67% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

* - All or a portion of the security is on loan at October 31, 2004. See Note 5.

+ - Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 15.12%
U.S. TREASURY BONDS - 7.01%
7.50%, Due 11/15/2016*......................................  $    1,000    $  1,295
9.125%, Due 5/15/2018*......................................         700       1,031
7.875%, Due 2/15/2021*......................................         750       1,024
6.875%, Due 8/15/2025*......................................         370         470
6.25%, Due 5/15/2030*.......................................         950       1,142
5.375%, Due 2/15/2031*......................................       1,770       1,922
                                                                            --------
    TOTAL U.S. TREASURY BONDS...............................                   6,884
                                                                            --------
U.S. TREASURY NOTES - 8.11%
4.625%, Due 5/15/2006*......................................       1,335       1,380
3.375%, Due 5/15/2009*......................................         403         405
3.875%, Due 5/15/2009*......................................       1,590       1,635
5.00%, Due 8/15/2011*.......................................         700         756
4.00%, Due 2/15/2014*.......................................       1,835       1,835
4.75%, Due 5/15/2014*.......................................       1,805       1,909
4.25%, Due 8/15/2014*.......................................          50          51
                                                                            --------
    TOTAL U.S. TREASURY NOTES...............................                   7,971
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                  14,855
                                                                            --------
U.S. AGENCY OBLIGATIONS - 7.65%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.70%
5.875%, Due 3/21/2011*......................................         380         415
4.875%, Due 11/15/2013......................................         200         207
6.00%, Due 12/11/2033.......................................       2,912       3,018
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   3,640
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.95%
Discount Note, Due 11/15/2004*..............................       3,000       2,998
5.125%, Due 1/2/2014........................................         545         560
7.25%, Due 5/15/2030*.......................................         250         319
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   3,877
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   7,517
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 33.34%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.32%
Pool #G11202, 6.00%, Due 11/1/2016..........................         313         329
Pool #E96536, 5.00%, Due 3/1/2018...........................         853         871
Pool #B12563, 5.00%, Due 2/1/2019...........................         622         635
Pool #E01602, 4.50%, Due 3/1/2019...........................         938         942
Pool #G00738, 8.00%, Due 7/1/2027...........................         257         280
Pool #C00647, 6.50%, Due 9/1/2028...........................         193         203
Pool #G01457, 6.00%, Due 8/1/2029...........................         628         652
Pool #C01598, 5.00%, Due 8/1/2033...........................       1,135       1,135
Pool #A12149, 6.00%, Due 8/1/2033...........................         840         871
Pool #G01533, 6.00%, Due 8/1/2033...........................         625         648
Pool #A15436, 5.50%, Due 11/1/2033..........................         761         776
Pool #C01786, 5.50%, Due 2/1/2034...........................         818         834
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   8,176
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 16.26%
Pool #323309, 6.00%, Due 9/1/2013...........................  $      249    $    261
Pool #488099, 5.50%, Due 2/1/2014...........................         631         656
Pool #323789, 6.00%, Due 6/1/2014...........................         270         283
Pool #545449, 6.50%, Due 2/1/2017...........................         679         721
Pool #648511, 6.00%, Due 6/1/2017...........................       1,153       1,210
Pool #545823, 5.50%, Due 8/1/2017...........................         750         778
Pool #254545, 5.00%, Due 12/1/2017..........................       1,749       1,787
Pool #254865, 4.50%, Due 9/1/2018...........................       1,053       1,059
Pool #761337, 5.00%, Due 4/1/2019...........................         476         487
Pool #100293, 9.50%, Due 8/1/2029...........................         239         270
Pool #769018, 6.50%, Due 12/1/2031..........................         383         404
Pool #713706, 5.50%, Due 8/1/2033...........................         807         823
Pool #727223, 5.50%, Due 9/1/2033...........................         692         706
Pool #741901, 5.50%, Due 10/1/2033..........................         592         603
Pool #749219, 5.50%, Due 10/1/2033..........................         143         145
Pool #555880, 5.50%, Due 11/1/2033..........................       1,755       1,790
Pool #758322, 5.50%, Due 12/1/2033..........................         869         887
Pool #725238, 5.00%, Due 3/1/2034...........................       1,476       1,475
Pool #765304, 5.50%, Due 3/1/2034...........................         280         285
Pool #255410, 6.50%, Due 9/1/2034...........................         208         219
Pool #255413, 6.50%. Due 10/1/2034..........................         875         921
Pool #255460, 6.50%, Due 11/1/2034..........................         190         200
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                  15,970
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 8.76%
Pool #780400, 7.00%, Due 12/15/2025.........................         566         607
Pool #780615, 6.50%, Due 8/15/2027..........................         588         625
Pool #780680, 6.50%, Due 11/15/2027.........................         493         524
Pool #780747, 6.50%, Due 3/15/2028..........................         839         891
Pool #780936, 7.50%, Due 12/15/2028.........................         368         397
Pool #781273, 6.00%, Due 4/15/2031..........................         758         791
Pool #781564, 6.00%, Due 2/15/2033..........................         912         951
Pool #616094, 6.00%, Due 11/15/2033.........................         688         716
Pool #781690, 6.00%, Due 12/15/2033.........................         687         716
Pool #003515, 5.50%, Due 2/20/2034..........................       1,793       1,834
Pool #003517, 6.00%, Due 2/20/2034..........................         530         551
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   8,603
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                  32,749
                                                                            --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.22%
Banc of America Commercial Mortgage, Incorporated 2003-2 A3,
  4.342%, Due 3/11/2041.....................................         265         270
Bear Stearns Commercial Mortgage Securities, Incorporated
  2004-PWR5 A4, 4.831%, Due 7/11/2042.......................         535         545
Countrywide Home Loan, Incorporated 2004-18 A1, 6.00%, Due
  10/25/2034................................................         733         765
General Electric Capital Commercial Mortgage Corporation
  2003-C2 A2, 4.17%, Due 7/10/2037..........................         312         316
General Electric Capital Commercial Mortgage Corporation
  2004-C3 A3, 4.865%, Due 7/10/2039.........................         495         511
Morgan Stanley Dean Witter & Company 2003-T11 A2, 4.34%, Due
  6/13/2041.................................................         300         305
Wachovia Bank Commercial Mortgage Trust 2003-C5 A2, 3.989%,
  Due 6/15/2035.............................................         464         447
                                                                            --------
    TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS............                   3,159
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 36.69%
FINANCIAL - 16.13%
AEGON, N.V., 8.00%, Due 8/15/2006...........................  $      300    $    327
American General Finance Corporation, 5.375%, Due
  9/1/2009..................................................         180         190
Assurant, Incorporated, 5.625%, Due 2/15/2014, 144A (Note
  A)*.......................................................         225         232
Banco Popular North America Inc, 4.25%, Due 4/1/2008........         200         205
Bank One Corporation,
  5.90%, Due 11/15/2011.....................................         340         369
  4.90%, Due 4/30/2015*.....................................         200         198
Bear Stearns Companies, Incorporated, 2.875%, Due
  7/2/2008..................................................         400         390
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013.............         150         153
Boeing Capital Corporation, 5.40%, Due 11/30/2009...........         450         481
Capital One Bank,
  6.70%, Due 5/15/2008......................................         350         385
  5.75%, Due 9/15/2010......................................         180         192
  5.125%, Due 2/15/2014.....................................         350         352
Caterpillar Financial Services, 3.70%, Due 8/15/2008........         495         498
Cendant Corporation,
  6.875%, Due 8/15/2006.....................................         450         479
  6.25%, Due 1/15/2008......................................         255         275
Countrywide Home Loan, Incorporated,
  3.50%, Due 12/19/2005*....................................         250         252
  3.25%, Due 5/21/2008......................................         290         285
Credit Suisse First Boston, 6.50%, Due 5/1/2008.............         350         382
John Deere Capital Corporation,
  3.375%, Due 10/1/2007.....................................         350         350
  3.75%, Due 1/13/2009......................................         275         276
Deutsche Telekom International Finance Corporation, 8.50%,
  Due 6/15/2010.............................................         150         181
Fleet Norstar Financial Group, Incorporated, 8.625%, Due
  1/15/2007.................................................         200         224
Ford Motor Credit Company,
  6.50%, Due 1/25/2007......................................         185         194
  7.375%, Due 10/28/2009....................................         220         239
General Electric Capital Corporation, 6.875%, Due
  11/15/2010................................................         380         433
General Motors Acceptance Corporation,
  6.75%, Due 1/15/2006......................................         350         362
  6.125%, Due 8/28/2007.....................................         240         250
  7.25%, Due 3/2/2011.......................................         220         234
  8.375%, Due 7/15/2033*....................................         180         187
Goldman Sachs Group, Incorporated, 4.75%, Due 7/15/2013.....         250         248
Household Finance Corporation,
  5.75%, Due 1/30/2007......................................         500         528
  6.375%, Due 11/27/2012....................................         255         285
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........         250         254
International Lease Finance Corporation,
  3.30%, Due 1/23/2008......................................         280         277
  6.375%, Due 3/15/2009.....................................         250         273
Lincoln National Corporation, 4.75%, Due 2/15/2014..........         100          98
Merrill Lynch & Company, Incorporated, 4.125%, Due
  9/10/2009.................................................         475         478
MetLife Global Funding I, 3.375%, Due 10/5/2007, 144A (Note
  A)........................................................         350         349
Morgan Stanley, 4.75%, Due 4/1/2014.........................         375         367
PHH Corporation, 6.00%, Due 3/1/2008........................         200         214

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Prudential Financial, Incorporated,
  3.75%, Due 5/1/2008.......................................  $      130    $    130
  4.50%, Due 7/15/2013......................................         225         219
  5.10%, Due 9/20/2014......................................         210         211
Simon Property Group LP, 6.375%, Due 11/15/2007.............         200         216
SLM Corporation,
  3.95%, Due 8/15/2008......................................         325         330
  4.00%, Due 1/15/2009......................................         700         704
Sprint Capital Corporation,
  6.00%, Due 1/15/2007......................................         485         513
  8.375%, Due 3/15/2012.....................................         150         184
  8.75%, Due 3/15/2032......................................         225         295
Synovus Financial Corporation, 4.875%, Due 2/15/2013........         200         202
Verizon Global Funding Corporation, 4.375%, Due 6/1/2013....         400         392
Washington Mutual Financial Corporation,
  6.875%, Due 5/15/2011.....................................         190         217
  4.625%, Due 4/1/2014......................................         300         289
                                                                            --------
    TOTAL FINANCIAL.........................................                  15,848
                                                                            --------
INDUSTRIALS - 16.99%
American Movil S.A. de C.V., 5.75%, Due 1/15/2015...........         270         269
Anheuser Busch Companies, Incorporated, 6.50%, Due
  1/1/2028..................................................         350         398
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........         448         550
AT&T Wireless Services, Incorporated,
  7.35%, Due 3/1/2006.......................................         800         847
  8.125%, Due 5/1/2012......................................         390         476
  8.75%, Due 3/1/2031.......................................         170         228
Atlantic Richfield Company, 8.50%, Due 4/1/2012.............         255         324
Baxter International, Incorporated, 5.25%, Due 5/1/2007*....         315         330
Bunge Limited Finance Corporation, 7.80%, Due 10/15/2012....         150         178
Carnival Corporation, 3.75%, Due 11/15/2007.................         380         383
Comcast Cable Communications, 7.625%, Due 2/15/2008.........         230         256
Comcast Corporation, 5.50%, Due 3/15/2011...................         160         169
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026.....................................         380         451
  7.00%, Due 10/1/2028......................................         400         463
ConocoPhillips, 3.625%, Due 10/15/2007......................         225         227
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................         250         269
DaimlerChrysler North America,
  4.75%, Due 1/15/2008......................................         345         355
  6.50%, Due 11/15/2013.....................................         225         246
Dell Computer Corporation, 6.55%, Due 4/15/2008.............         400         441
The Walt Disney Company, 5.375%, Due 6/1/2007*..............         145         152
EOG Resources, Incorporated, 4.75%, Due 3/15/2014, 144A
  (Note A)..................................................         225         224
EOP Operating Limited Partnership, 4.75%, Due 3/15/2014.....         300         292
France Telecom SA, 8.50%, Due 3/1/2011......................         450         540
Harley Davidson, Incorporated, 2.69%, Due 4/15/2011.........         365         364
Hertz Corporation, 4.70%, Due 10/2/2006.....................         450         457
Hewlett Packard Company, 5.75%, Due 12/15/2006..............         325         343
International Business Machines Corporation, 4.875%, Due
  10/1/2006.................................................         245         254

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Kerr McGee Corporation, 5.875%, Due 9/15/2006...............  $      480    $    503
Lockheed Martin Corporation, 7.20%, Due 5/1/2036............         470         572
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................         300         328
Motorola, Incorporated, 4.608%, 11/16/2007..................         570         587
Norfolk Southern Corporation, 7.05%, Due 5/1/2037...........         155         179
Northrop Grumman Corporation,
  4.079%, Due 11/16/2006....................................         450         458
  7.125%, Due 2/15/2011.....................................         250         288
Occidental Petroleum Corporation, 6.75%, Due 1/15/2012......         150         171
Ocean Energy, Incorporated, 4.375%, Due 10/1/2007...........         315         322
Pepsi Bottling Group, Incorporated, 7.00%, Due 3/1/2029.....         350         419
Pulte Homes, Incorporated,
  4.875%, Due 7/15/2009.....................................         100         102
  5.25%, Due 1/15/2014......................................         100         100
Reed Elsevier Capital, Incorporated, 6.125%, Due 8/1/2006...         485         510
Schering Plough Corporation, 6.50%, Due 12/1/2033...........         200         220
Time Warner, Incorporated, 7.625%, Due 4/15/2031............         155         184
Union Oil Company of California, 7.90%, Due 4/18/2008.......         100         113
Union Pacific Corporation, 6.50%, Due 4/15/2012.............         200         223
Univision Communications, Incorporated, 3.875%, Due
  10/15/2008................................................         390         390
Verizon Communications, Incorporated, 6.36%, Due
  4/15/2006.................................................         335         352
Verizon Wireless Capital, LLC, 5.375%, Due 12/15/2006.......         310         325
Wal-Mart Stores, Incorporated, 7.55%, Due 2/15/2030.........         350         451
Weyerhaeuser Company, 5.95%, Due 11/1/2008..................         210         227
Wyeth Corporation, 5.50%, Due 2/1/2014......................         180         184
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  16,694
                                                                            --------
UTILITIES - 2.91%
AEP Texas Central Company, 6.65%, Due 2/15/2033.............         155         171
Appalachian Power Company, 5.95%, Due 5/15/2033.............         230         231
Consolidated Natural Gas Company, 6.875%, Due 10/15/2026....         290         335
Dominion Resources, Incorporated, 5.00%, Due 3/15/2013*.....         150         152
Marathon Oil Corporation, 5.375%, Due 6/1/2007..............         255         268
MidAmerican Energy Holdings Company,
  3.50%, Due 5/15/2008......................................         270         267
  5.875%, Due 10/1/2012.....................................         200         214
Progress Energy, Incorporated, 6.75%, Due 3/1/2006..........         320         336
Public Service Enterprise Group, Incorporated, 6.95%, Due
  6/1/2012..................................................         240         270
Southern Company Capital Funding, Incorporated, 5.30%, Due
  2/1/2007..................................................         220         233
TXU Electric Delivery, 4.81%, Due 11/15/2012................         148         154
Xcel Energy, Incorporated, 7.00%, Due 12/1/2010.............         200         228
                                                                            --------
    TOTAL UTILITIES.........................................                   2,859
                                                                            --------
FOREIGN - 0.66%
Province of Ontario, 3.35%, Due 7/16/2007*..................         500         503
United Mexican States, 7.50%, Due 4/8/2033..................         140         149
                                                                            --------
    TOTAL FOREIGN...........................................                     652
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  36,053
                                                                            --------
ASSET-BACKED SECURITIES - 2.07%
Household Automotive Trust 2004-1 A3, 3.30%, Due
  5/18/2009.................................................         700         698
Master Asset Securitization Trust 2002-6 2A1, 5.75%, Due
  10/25/2017................................................         777         786

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
MBNA Credit Card Master Trust 2003-A7 A7, 2.65%, Due
  11/15/2010................................................  $      568    $    553
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                   2,037
                                                                            --------

                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 24.34%
American AAdvantage Money Market Select Fund (Notes B and
  C)........................................................   9,775,719       9,776
AMR Investments Enhanced Cash Business Trust (Notes B and
  C)........................................................  14,140,429      14,140
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                  23,916
                                                                            --------
TOTAL INVESTMENTS - 122.43% (COST $118,962).................                 120,286
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (22.43%).................                 (22,041)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $ 98,245
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,059 or 1.08% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

* - All or a portion of this security is on loan at October 31, 2004. See Note
5.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.02%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.63%
Pool #E44213, 7.00%, Due 1/1/2008...........................  $      234    $    243
Pool #E00228, 6.50%, Due 7/1/2008...........................         313         331
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     574
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.98%
Pool #050952, 6.50%, Due 12/1/2008..........................         368         389
Pool #252448, 5.50%, Due 4/1/2009...........................         360         377
Pool #313430, 6.50%, Due 3/1/2012...........................         372         395
Pool #313522, 7.00%, Due 5/1/2012...........................         666         707
Pool #323223, 6.50%, Due 7/1/2013...........................         281         299
Pool #439957, 6.00%, Due 11/1/2013..........................         241         253
Pool #323980, 6.00%, Due 4/1/2014...........................         617         649
Pool #545038, 6.00%, Due 9/1/2014...........................         551         579
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   3,648
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.41%
Pool #780286, 7.00%, Due 6/15/2008..........................         395         412
Pool #351992, 6.00%, Due 12/15/2008.........................         840         877
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   1,289
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   5,511
                                                                            --------
CORPORATE OBLIGATIONS - 75.45%
FINANCIAL - 52.29%
American Honda Finance Corporation, 2.875%, Due 4/3/2006,
  144A (Note A).............................................       1,150       1,151
Bear Stearns Companies, Incorporated, 3.00%, Due
  3/30/2006.................................................       2,000       2,007
Boeing Capital Corporation, 5.65%, Due 5/15/2006*...........         626         653
Capital One Bank,
  6.875%, Due 2/1/2006......................................         200         210
  6.70%, Due 5/15/2008......................................       1,100       1,209
Caterpillar Financial Services, 2.35%, Due 9/15/2006........       2,500       2,473
Citigroup, Incorporated, 6.75%, Due 12/1/2005...............       2,000       2,087
Countrywide Funding Corporation, 3.50%, Due 12/19/2005*.....       1,200       1,209
Credit Suisse First Boston, Incorporated, 5.875%, Due
  8/1/2006..................................................       2,000       2,101
FleetBoston Financial Corporation, 3.85%, Due 2/15/2008.....       2,500       2,536
General Electric Capital Corporation, 2.75%, Due
  9/25/2006*................................................       1,000         999
General Motors Acceptance Corporation, 6.75%, Due
  1/15/2006.................................................       2,350       2,432
Goldman Sachs Group, Incorporated, 7.625%, Due 8/17/2005....       2,000       2,081
Heller Financial, Incorporated, 6.375%, Due 3/15/2006.......       2,500       2,619
Household Finance Corporation, 5.75%, Due 1/30/2007.........       2,250       2,378
International Lease Finance Corporation, 2.95%, Due
  5/23/2006.................................................       2,000       1,996
John Hancock Global Funding, 5.625%, Due 6/27/2006..........       1,000       1,043
Merrill Lynch & Company, Incorporated, 7.00%, Due
  3/15/2006.................................................       1,660       1,760
Met Life Global Funding I, 3.375%, Due 10/5/2007............       3,000       2,991
Monumental Global Funding, 5.20%, Due 1/30/2007, 144A (Note
  A)........................................................       1,200       1,261
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006, 144A (Note A)..................................       3,000       3,189
Simon Property Group LP, 6.375%, Due 11/15/2007.............       2,000       2,160
SLM Corporation, 2.90%, Due 7/1/2005........................       2,000       2,005
Synovus Financial Corporation, 7.25%, Due 12/15/2005........       2,500       2,616
Wachovia Corporation, 6.40%, Due 4/1/2008...................       2,500       2,735
                                                                            --------
    TOTAL FINANCIAL.........................................                  47,901
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
INDUSTRIALS - 22.94%
AT&T Wireless Services, Incorporated, 7.35%, Due 3/1/2006...  $    1,400    $  1,483
Cendant Corporation, 6.875%, Due 8/15/2006..................       2,140       2,280
Conagra Foods, Incorporated, 9.875%, Due 11/15/2005.........       1,000       1,066
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................       1,960       2,110
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........       1,500       1,545
John Deere Capital Corporation, 3.375%, Due 10/1/2007.......       2,000       2,002
Deutsche Telekom International Finance Corporation, 8.25%,
  Due 6/15/2005.............................................         325         336
Hertz Corporation, 4.70%, Due 10/2/2006.....................       3,000       3,049
Northrop Grumman Corporation, 7.00%, Due 3/1/2006...........       2,000       2,105
Sprint Capital Corporation, 6.00%, Due 1/15/2007............       1,800       1,904
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000       1,042
Verizon Wireless Capital, 5.375%, Due 12/15/2006............       2,000       2,096
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  21,018
                                                                            --------
FOREIGN - 0.22%
Province of Ontario, 3.35%, Due 7/16/2007*..................         200         201
                                                                            --------
    TOTAL FOREIGN...........................................                     201
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  69,120
                                                                            --------
ASSET-BACKED SECURITIES - 15.54%
Chase Manhattan Auto Owner Trust 2004-A A4, 2.83%, Due
  9/15/2010.................................................       2,000       1,980
Chemical Master Credit Card Trust 1996-2 A, 5.98%, Due
  9/15/2008.................................................       3,000       3,107
Citibank Credit Card Issuance Trust 2004-A4 A4, 3.20%, Due
  8/24/2009.................................................       2,000       1,999
Household Automotive Trust 2004-1 A3, 3.30%, Due
  5/18/2009.................................................       1,600       1,597
Nissan Auto Receivables Owner Trust 2004-A A3, 2.01%, Due
  11/15/2007................................................       1,000         990
USAA Auto Owner Trust 2004-1 A3, 2.06%, Due 4/15/2008.......       2,000       1,982
Wells Fargo Financial Auto Owner Trust 2004-A A4, 2.67%, Due
  8/16/2010.................................................       2,600       2,578
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                  14,233
                                                                            --------
                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 4.08%
American AAdvantage Money Market Select Fund (Notes B and
  C)........................................................   2,434,777       2,435
AMR Investments Enhanced Cash Business Trust (Notes B and
  C)........................................................   1,309,840       1,310
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                   3,745
                                                                            --------
TOTAL INVESTMENTS - 101.09% (COST $92,422)..................                  92,609
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (1.09)%..................                  (1,000)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $ 91,609
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,601 or 6.11% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

* - All or a portion of this security is on loan at October 31, 2004. See Note
5.

                             See accompanying notes
--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2004
--------------------------------------------------------------------------------

                                                                             LARGE CAP    LARGE CAP     MID-CAP
                                                               BALANCED        VALUE        GROWTH       VALUE
                                                              -----------   -----------   ----------   ----------
                                                                                (IN THOUSANDS)
ASSETS:
    Investments in unaffiliated securities, at value(A D)...  $   622,914   $   758,675   $   55,482   $   20,390
    Investments in affiliated securities, at value(B).......      125,906        78,085        4,852        7,191
    Investments in Portfolio, at value......................           --            --           --           --
    Cash....................................................           --            --           --           --
    Foreign currency, at value(C)...........................           --            --           --           --
    Dividends and interest receivable.......................        2,679         1,181           26           15
    Receivable for investments sold.........................        2,221         1,944          200           82
    Receivable for foreign currency sold....................           --            --           --           --
    Receivable for fund shares sold.........................          307         3,263          711          852
    Receivable for tax reclaims.............................           --            --           --           --
    Receivable for variation margin on open futures
      contracts.............................................          116            90            2           21
    Deposit with broker for futures contracts...............           --            --          120           --
    Other assets............................................           --            --           --           --
                                                              -----------   -----------   ----------   ----------
        TOTAL ASSETS........................................      754,143       843,238       61,393       28,551
                                                              -----------   -----------   ----------   ----------
LIABILITIES:
    Payable for investments purchased.......................        6,340         1,360        3,940        1,571
    Payable upon return of securities loaned................       80,788        40,164          543        1,381
    Payable for fund shares redeemed........................           55         4,636        1,689           --
    Payable for variation margin on open futures
      contracts.............................................           --            --           --           --
    Dividends payable.......................................           --            --           --           --
    Management and investment advisory fees payable (Note
      2)....................................................          479           588           91           36
    Administrative service and service fees payable.........           14            31           --            4
    Unrealized depreciation on foreign currency contracts...           --            --           --           --
    Payable for custodian overdraft.........................           --            --           --           --
    Other liabilities.......................................           98           313            8           13
                                                              -----------   -----------   ----------   ----------
        TOTAL LIABILITIES...................................       87,774        47,092        6,271        3,005
                                                              -----------   -----------   ----------   ----------
NET ASSETS..................................................  $   666,369   $   796,146   $   55,122   $   25,546
                                                              ===========   ===========   ==========   ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................      550,334       653,931       62,762       24,984
    Undistributed net investment income.....................       11,527         7,615          120           43
    Accumulated net realized gain (loss)....................       15,122       (15,048)     (11,404)         (43)
    Unrealized appreciation (depreciation) of investments,
      futures contracts and foreign currency................       89,386       149,648        3,644          562
                                                              -----------   -----------   ----------   ----------
NET ASSETS..................................................  $   666,369   $   796,146   $   55,122   $   25,546
                                                              ===========   ===========   ==========   ==========
Shares outstanding (no par value):
    Institutional Class.....................................      585,302     2,658,326          109    2,487,561
                                                              ===========   ===========   ==========   ==========
    PlanAhead Class.........................................    1,583,415     2,935,957          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    Service Class...........................................          N/A           N/A          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    AMR Class...............................................   45,900,439    38,624,850    9,442,360          N/A
                                                              ===========   ===========   ==========   ==========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     14.31   $     18.23   $     5.82   $    10.27
                                                              ===========   ===========   ==========   ==========
    PlanAhead Class.........................................  $     13.62   $     17.54          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    Service Class...........................................          N/A           N/A          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    AMR Class...............................................  $     13.87   $     18.02   $     5.84          N/A
                                                              ===========   ===========   ==========   ==========
---------------
(A) Cost of investments in unaffiliated securities..........  $   533,900   $   609,365   $   51,842   $   19,874
(B) Cost of investments in affiliated securities............  $   125,906   $    78,085   $    4,852   $    7,191
(C) Cost of foreign currency................................  $        --   $        --   $       --   $       --
(D) Market value of securities on loan......................  $    79,233   $    39,044   $      529   $    1,360

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    SMALL CAP    INTERNATIONAL    EMERGING    HIGH YIELD     ENHANCED     INTERMEDIATE   SHORT-TERM
      VALUE         EQUITY        MARKETS        BOND         INCOME          BOND          BOND
   -----------   -------------   ----------   -----------   -----------   ------------   -----------
                                            (IN THOUSANDS)
   $ 1,218,686    $        --    $   70,369   $   406,793   $   102,497   $    96,370    $    88,864
       368,762             --        14,267        23,672        17,413        23,916          3,745
            --      1,795,419            --            --            --            --             --
            --             --            --            13            --            --             --
            --             --           668            --            --            --             --
           918             --           230         7,874         1,058           929          1,034
         2,748             --           460         4,285            52           719             --
            --             --            --            --            --            --             --
        14,049          5,971           409         3,940           128         1,246             92
            --             --             4            --            --            --             --
            --             --            28            --            --            --             --
            --             --            --            --            --            --             --
            --             --            --             7            --            --             --
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
     1,605,163      1,801,390        86,435       446,584       121,148       123,180         93,735
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
        26,594             --           268         3,505            50         3,733             --
       228,980             --         3,191        51,458        16,970        21,149          2,061
         1,539            357             8            77            69             5             37
           127             --            --            --            --            --             --
            --             --            --           215            --            --              3
         1,527             --           182           563           103            21             20
           257            270             2           101            42             1              1
            --             --            61            --            --            --             --
            --             --            --           559            --            --             --
            54             98            28            59            17            26              4
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
       259,078            725         3,740        56,537        17,251        24,935          2,126
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
   $ 1,346,085    $ 1,800,665    $   82,695   $   390,047   $   103,897   $    98,245    $    91,609
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
     1,162,185      1,531,848        63,644       369,500       102,214       104,732         99,142
         4,276         10,797           486            --          (144)           --         (1,576)
        67,140        (49,388)        6,377         6,902          (339)       (7,811)        (5,952)
       112,484        307,408        12,188        13,645         2,166         1,324             (5)
   -----------    -----------    ----------   -----------   -----------   -----------    -----------
   $ 1,346,085    $ 1,800,665    $   82,695   $   390,047   $   103,897   $    98,245    $    91,609
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
    22,785,330     55,737,425       576,224    22,265,641           N/A        86,485        365,845
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
    22,154,594     16,956,517        96,916    13,645,967    10,228,129       104,824        856,074
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
       639,587         40,482           N/A           405           N/A           N/A            N/A
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
    23,337,080     24,764,061     5,850,747           N/A           N/A     9,313,001      8,873,802
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     18.85    $     18.47    $    12.64   $     10.86           N/A   $     10.54    $      9.09
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     18.54    $     18.31    $    12.53   $     10.87   $     10.16   $     10.41    $      9.09
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     18.49    $     18.24           N/A   $     10.87           N/A           N/A            N/A
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $     18.78    $     18.58    $    12.68           N/A           N/A   $     10.33    $      9.07
   ===========    ===========    ==========   ===========   ===========   ===========    ===========
   $ 1,106,241            N/A    $   58,225   $   393,148   $   100,331   $    95,046    $    88,677
   $   368,762            N/A    $   14,267   $    23,672   $    17,413   $    23,916    $     3,745
   $        --            N/A    $      660   $        --   $        --   $        --    $        --
   $   222,942            N/A    $    3,073   $    50,163   $    16,671   $    20,793    $     2,020

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Year Ended October 31, 2004
--------------------------------------------------------------------------------

                                                                  LARGE CAP   LARGE CAP   MID-CAP    SMALL CAP
                                                       BALANCED     VALUE      GROWTH     VALUE(1)     VALUE
                                                       --------   ---------   ---------   --------   ---------
                                                                           (IN THOUSANDS)
INVESTMENT INCOME:
    Interest income..................................  $ 7,971    $     53     $   --       $  1     $     68
    Dividend income from unaffiliated securities (net
      of foreign taxes)*.............................    8,872      14,895        554         99       10,004
    Dividend income from affiliated securities.......      563         590          6         10        1,015
    Investment income allocated from the Portfolio...       --          --         --         --           --
    Income derived from commission recapture.........       21          27          3         --          207
    Income derived from securities lending, net......       83          42          4          1          213
    Expenses allocated from the Portfolio............       --          --         --         --           --
                                                       -------    --------     ------       ----     --------
        TOTAL INVESTMENT INCOME......................   17,510      15,607        567        111       11,507
                                                       -------    --------     ------       ----     --------
EXPENSES:
    Management and investment advisory fees (Note
      2).............................................    1,844       2,189        334         43        4,110
    Administrative service fees (Note 2):
      Institutional Class............................       21          83         --         15          543
      PlanAhead Class................................       40          80         --         --          434
      Service Class..................................       --          --         --         --            7
    Transfer agent fees:
      Institutional Class............................        1           9         --          1           71
      PlanAhead Class................................       10          19         --         --           59
      Service Class..................................       --          --         --         --            9
      AMR Class......................................       21          22          1         --           10
    Fund accounting fees.............................      305         377         26          3          388
    Professional fees................................       51          60          6         13           70
    Registration fees and expenses...................       26          32          4          1           37
    Service fees -- PlanAhead Class (Note 2).........       40          80         --         --          434
    Service fees -- Service Class (Note 2)...........       --          --         --         --            7
    Distribution fees -- Service Class (Note 2)......       --          --         --         --            7
    Other expenses...................................      102          88         12          4          150
                                                       -------    --------     ------       ----     --------
        TOTAL EXPENSES...............................    2,461       3,039        383         80        6,336
                                                       -------    --------     ------       ----     --------
    Less fees waived (Note 2)........................       --          --         --         12            9
                                                       -------    --------     ------       ----     --------
        NET EXPENSES.................................    2,461       3,039        383         68        6,327
                                                       -------    --------     ------       ----     --------
NET INVESTMENT INCOME................................   15,049      12,568        184         43        5,180
                                                       -------    --------     ------       ----     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on:
      Investments....................................   22,598      35,342      4,396         15       66,297
      Foreign currency transactions..................       --          --         --         --           --
      Futures contracts..............................    5,035       4,502         18        (58)       2,914
    Net realized gain allocated from the Portfolio...       --          --         --         --           --
    Change in net unrealized appreciation or
      depreciation of:
      Investments....................................   34,330      70,471     (1,297)       516       50,878
      Foreign currency translations..................       --          --         --         --           --
      Futures contracts..............................   (1,001)       (898)        (1)        46         (278)
    Change in net unrealized gain allocated from the
      Portfolio......................................       --          --         --         --           --
                                                       -------    --------     ------       ----     --------
        NET GAIN (LOSS) ON INVESTMENTS...............   60,962     109,417      3,116        519      119,811
                                                       -------    --------     ------       ----     --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................  $76,011    $121,985     $3,300       $562     $124,991
                                                       =======    ========     ======       ====     ========
    * Foreign taxes..................................  $    79    $    147     $   --       $ --     $     29

---------------

(1)  Commencement of Operations June 30, 2004.

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     INTERNATIONAL   EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
        EQUITY       MARKETS       BOND       INCOME        BOND          BOND
     -------------   --------   ----------   --------   ------------   ----------
                                    (IN THOUSANDS)
       $     --      $      3    $25,753      $3,255       $5,015        $3,164
             --         1,737         --         255           --            --
             --            35        238          29           60            21
         36,573            --         --          --           --            --
             --            --         --          --           --            --
             --            13         91          11           13             1
         (6,926)           --         --          --           --            --
       --------      --------    -------      ------       ------        ------
         29,647         1,788     26,082       3,550        5,088         3,186
       --------      --------    -------      ------       ------        ------
             --           647      1,874         373          295           240
          2,183            14        455          --            2             9
            566             2        345         256            3            19
              1            --         --          --           --            --
            225             1         61          --            2             1
             79             1         78          38            1             4
              9            --          8          --           --            --
             14             2         --          --            5             4
             --           402         85          28           31            25
             65             5         28          36           10             6
             61            18         29          18           24            21
            569             2        345         256            3            19
             --            --         --          --           --            --
             --            --         --          --           --            --
            169            18         40          20           31            22
       --------      --------    -------      ------       ------        ------
          3,941         1,112      3,348       1,025          407           370
       --------      --------    -------      ------       ------        ------
              9            --         80          --           --            --
       --------      --------    -------      ------       ------        ------
          3,932         1,112      3,268       1,025          407           370
       --------      --------    -------      ------       ------        ------
         25,715           676     22,814       2,525        4,681         2,816
       --------      --------    -------      ------       ------        ------
             --         9,337      6,934         320        1,148           432
             --         1,028         --          --           --            --
             --            30         --          --           --            --
        111,748            --         --          --           --            --
             --          (449)     2,292       1,851          (67)         (991)
             --           112         --          --           --            --
             --            94         --          --           --            --
        153,263            --         --          --           --            --
       --------      --------    -------      ------       ------        ------
        265,011        10,152      9,226       2,171        1,081          (559)
       --------      --------    -------      ------       ------        ------
       $290,726      $ 10,828    $32,040      $4,696       $5,762        $2,257
       ========      ========    =======      ======       ======        ======
       $     --      $    337    $    --      $   --       $   --        $   --

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                        BALANCED           LARGE CAP VALUE     LARGE CAP GROWTH    MID-CAP VALUE(1)
                                   -------------------   -------------------   -----------------   ----------------
                                       YEAR ENDED            YEAR ENDED           YEAR ENDED
                                       OCTOBER 31,           OCTOBER 31,          OCTOBER 31,         JUNE 30 TO
                                   -------------------   -------------------   -----------------     OCTOBER 31,
                                     2004       2003       2004       2003      2004      2003           2004
                                   --------   --------   --------   --------   -------   -------   ----------------
INCREASE (DECREASE) IN NET
  ASSETS:
OPERATIONS:
    Net investment income........  $ 15,049   $ 15,678   $ 12,568   $ 12,019   $   184   $   151        $    43
    Net realized gain (loss) on
      investments, futures
      contracts, and foreign
      currency transactions......    27,633     15,761     39,844     (1,324)    4,414      (823)           (43)
    Change in net unrealized
      appreciation or
      depreciation of
      investments, futures
      contracts, and foreign
      currency translations......    33,329     65,996     69,573    129,868    (1,298)    8,070            562
    Change in unrealized gain
      allocated from the
      Portfolio..................        --         --         --         --        --        --             --
                                   --------   --------   --------   --------   -------   -------        -------
        NET INCREASE IN NET
          ASSETS RESULTING FROM
          OPERATIONS.............    76,011     97,435    121,985    140,563     3,300     7,398            562
                                   --------   --------   --------   --------   -------   -------        -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class........      (211)      (105)      (414)      (502)       --        --             --
      PlanAhead Class............      (354)      (421)      (344)      (333)       --        --             --
      AMR Class..................   (15,797)   (22,194)   (11,675)   (12,821)     (151)     (107)            --
    Net realized gain on
      investments:
      Institutional Class........        --         --         --         --        --        --             --
      PlanAhead Class............        --         --         --         --        --        --             --
      AMR Class..................        --         --         --         --        --        --             --
                                   --------   --------   --------   --------   -------   -------        -------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS...........   (16,362)   (22,720)   (12,433)   (13,656)     (151)     (107)            --
                                   --------   --------   --------   --------   -------   -------        -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of
      shares.....................    71,533     72,230    148,293     37,911    25,454    24,357         26,544
    Reinvestment of dividends and
      distributions..............    16,359     22,704     12,206     13,368       151       107             --
    Cost of shares redeemed......   (61,146)   (96,756)  (117,617)   (83,291)  (22,559)  (10,846)        (1,560)
    Redemption fees..............        --         --         --         --        --        --             --
                                   --------   --------   --------   --------   -------   -------        -------
        NET INCREASE (DECREASE)
          IN NET ASSETS FROM
          CAPITAL SHARE
          TRANSACTIONS...........    26,746     (1,822)    42,882    (32,012)    3,046    13,618         24,984
                                   --------   --------   --------   --------   -------   -------        -------
NET INCREASE (DECREASE) IN NET
  ASSETS.........................    86,395     72,893    152,434     94,895     6,195    20,909         25,546
                                   --------   --------   --------   --------   -------   -------        -------
NET ASSETS:
    Beginning of period..........   579,974    507,081    643,712    548,817    48,927    28,018             --
                                   --------   --------   --------   --------   -------   -------        -------
    END OF PERIOD*...............  $666,369   $579,974   $796,146   $643,712   $55,122   $48,927        $25,546
                                   ========   ========   ========   ========   =======   =======        =======
    * Includes undistributed net
      investment income (loss)
      of.........................  $ 11,527   $ 11,918   $  7,615   $  7,137   $   120   $    89        $    43
                                   ========   ========   ========   ========   =======   =======        =======

                                      SMALL CAP VALUE
                                   ---------------------
                                        YEAR ENDED
                                        OCTOBER 31,
                                   ---------------------
                                      2004        2003
                                   ----------   --------
INCREASE (DECREASE) IN NET
  ASSETS:
OPERATIONS:
    Net investment income........  $    5,180   $  2,317
    Net realized gain (loss) on
      investments, futures
      contracts, and foreign
      currency transactions......      69,211     14,129
    Change in net unrealized
      appreciation or
      depreciation of
      investments, futures
      contracts, and foreign
      currency translations......      50,600     95,651
    Change in unrealized gain
      allocated from the
      Portfolio..................          --         --
                                   ----------   --------
        NET INCREASE IN NET
          ASSETS RESULTING FROM
          OPERATIONS.............     124,991    112,097
                                   ----------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class........        (522)       (11)
      PlanAhead Class............        (156)      (371)
      AMR Class..................      (1,911)    (2,228)
    Net realized gain on
      investments:
      Institutional Class........      (3,082)      (125)
      PlanAhead Class............      (2,162)      (849)
      AMR Class..................      (9,583)    (4,420)
                                   ----------   --------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS...........     (17,416)    (8,004)
                                   ----------   --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of
      shares.....................     969,153    236,616
    Reinvestment of dividends and
      distributions..............      16,178      8,003
    Cost of shares redeemed......    (230,849)   (83,990)
    Redemption fees..............          --         --
                                   ----------   --------
        NET INCREASE (DECREASE)
          IN NET ASSETS FROM
          CAPITAL SHARE
          TRANSACTIONS...........     754,482    160,629
                                   ----------   --------
NET INCREASE (DECREASE) IN NET
  ASSETS.........................     862,057    264,722
                                   ----------   --------
NET ASSETS:
    Beginning of period..........     484,028    219,306
                                   ----------   --------
    END OF PERIOD*...............  $1,346,085   $484,028
                                   ==========   ========
    * Includes undistributed net
      investment income (loss)
      of.........................  $    4,276   $  1,892
                                   ==========   ========

---------------

(1)  Commencement of Operations

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     INTERNATIONAL EQUITY      EMERGING MARKETS      HIGH YIELD BOND          ENHANCED INCOME         INTERMEDIATE BOND
    -----------------------   ------------------   -------------------   -------------------------   -------------------
          YEAR ENDED              YEAR ENDED           YEAR ENDED                                        YEAR ENDED
          OCTOBER 31,            OCTOBER 31,           OCTOBER 31,       YEAR ENDED    JUNE 30 TO        OCTOBER 31,
    -----------------------   ------------------   -------------------   OCTOBER 31,   OCTOBER 31,   -------------------
       2004         2003       2004       2003       2004       2003        2004         2003(1)       2004       2003
    ----------   ----------   -------   --------   --------   --------   -----------   -----------   --------   --------
    $   25,715   $   20,084   $   676   $    375   $ 22,814   $ 14,294    $  2,525      $    685     $  4,681   $  8,605
       111,748      (14,862)   10,395      1,470      6,934      5,981         320          (433)       1,148      5,796
            --           --      (243)    15,857      2,292     13,317       1,851           315          (67)    (3,389)
       153,263      290,167        --         --         --         --          --            --           --         --
    ----------   ----------   -------   --------   --------   --------    --------      --------     --------   --------
       290,726      295,389    10,828     17,702     32,040     33,592       4,696           567        5,762     11,012
    ----------   ----------   -------   --------   --------   --------    --------      --------     --------   --------
       (19,224)     (15,830)      (20)       (12)   (13,226)    (8,012)         --            --          (36)    (1,957)
        (4,201)      (2,465)       (3)        --     (9,588)    (6,282)     (2,672)         (685)         (43)      (153)
        (9,135)      (8,401)     (415)      (319)        --         --          --            --       (5,071)    (6,495)
            --           --        --         --     (2,082)        --          --            --           --         --
            --           --        --         --     (1,646)        --          --            --           --         --
            --           --        --         --         --         --          --            --           --         --
    ----------   ----------   -------   --------   --------   --------    --------      --------     --------   --------
       (32,560)     (26,696)     (438)      (331)   (26,542)   (14,294)     (2,672)         (685)      (5,150)    (8,605)
    ----------   ----------   -------   --------   --------   --------    --------      --------     --------   --------
       670,346      569,324    43,769     17,731    214,560    312,581      21,940       104,430       31,565     65,108
        28,865       24,545       438        331     21,423      8,009       2,192             1        5,146      6,687
      (379,293)    (542,508)  (27,453)   (14,387)  (138,469)  (161,695)    (23,331)       (3,241)     (73,424)  (160,564)
            21          815         4         --         --         --          --            --           --         --
    ----------   ----------   -------   --------   --------   --------    --------      --------     --------   --------
       319,939       52,176    16,758      3,675     97,514    158,895         801       101,190      (36,713)   (88,769)
    ----------   ----------   -------   --------   --------   --------    --------      --------     --------   --------
       578,105      320,869    27,148     21,046    103,012    178,193       2,825       101,072      (36,101)   (86,362)
    ----------   ----------   -------   --------   --------   --------    --------      --------     --------   --------
     1,222,560      901,691    55,547     34,501    287,035    108,842     101,072            --      134,346    220,708
    ----------   ----------   -------   --------   --------   --------    --------      --------     --------   --------
    $1,800,665   $1,222,560   $82,695   $ 55,547   $390,047   $287,035    $103,897      $101,072     $ 98,245   $134,346
    ==========   ==========   =======   ========   ========   ========    ========      ========     ========   ========
    $   10,007   $    8,624   $   486   $    292   $     --   $     --    $   (144)     $     --     $     --   $     --
    ==========   ==========   =======   ========   ========   ========    ========      ========     ========   ========

       SHORT-TERM BOND
     -------------------
         YEAR ENDED
         OCTOBER 31,
     -------------------
       2004       2003
     --------   --------
     $  2,816   $  4,882
          432        107
         (991)      (879)
           --         --
     --------   --------
        2,257      4,110
     --------   --------
         (162)      (317)
         (345)      (181)
       (4,192)    (5,040)
           --         --
           --         --
           --         --
     --------   --------
       (4,699)    (5,538)
     --------   --------
       19,631     31,785
        4,626      5,349
      (31,645)   (36,115)
           --         --
     --------   --------
       (7,388)     1,019
     --------   --------
       (9,830)      (409)
     --------   --------
      101,439    101,848
     --------   --------
     $ 91,609   $101,439
     ========   ========
     $ (1,576)  $   (924)
     ========   ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Mid-Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Enhanced Income Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The American AAdvantage International Equity Fund (the "International Fund") invests all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust, which has the same investment objectives as the International Fund. The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the International Fund's proportionate interest in the net assets of the Portfolio. At October 31, 2004 the International Fund's investment was 95.35% of the Portfolio.

     The financial statements of the Portfolio, including Notes to Financial Statements, are included elsewhere in this report and should be read in conjunction with the International Fund's financial statements. The Notes to Financial Statements of the Portfolio include a discussion of investment valuation, security transactions and investment income, the management agreement and securities lending.

  Class Disclosure

     Each Fund, except the Mid-Cap Value and Enhanced Income Fund, has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                            SERVICE AND DISTRIBUTION FEES:
------                                       -----------                            ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service        0.25%
                                                                                  Fee --
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service        0.25%
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --
SERVICE CLASS        Investors investing through an intermediary                  Administrative Service        0.25%
                                                                                  Fee --                        0.25%
                                                                                  Service Fee --                0.25%
                                                                                  Distribution Fee --
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of  N/A
                     AMR Corporation and its affiliates

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

     Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Securities traded on NASDAQ will be valued at the NASDAQ official closing price.

     Securities traded in foreign markets are valued using prices reported by local foreign markets. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, and other assets are valued at a fair value as determined by or under the direction of pricing committees established by the Trust's Board of Trustees (the "Board"). The Funds' net asset values are determined at the time of the close of the New York Stock Exchange. The pricing committees will evaluate movements in the U.S. markets after the close of foreign markets and may adjust security prices to reflect changes in reaction to U.S. markets as determined by a third party model.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate, or are deemed not to reflect fair value, are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

     Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     The International Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the International Fund and other investors in the Portfolio at the time of such determination.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized. All collateral is held at the Fund's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Fund so that the collateral's market value equals or exceeds the carrying value of the repurchase agreement, including accrued interest.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, Small Cap Value, Emerging Markets, High Yield Bond and Enhanced Income Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as Deposit with broker for futures contracts on the Statement of Assets and Liabilities for the Large Cap Growth Fund. The other Funds reflect this

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

amount on the Schedules of Investments as a US Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, Small Cap Value, International Equity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Commission Recapture

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Funds enter into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Funds' maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Funds have had no prior claims or losses pursuant to any such agreement.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the International Fund are invested in the Portfolio. Management Fees paid by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Investment assets of the Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, Small Cap Value, Emerging Markets, High Yield Bond, Enhanced Income and Intermediate Bond Funds are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Fund, Emerging Markets Fund, High Yield Bond Fund and Enhanced Income Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of .25% of the average daily net assets of the Intermediate Bond Fund and pays a portion of their fee to an investment adviser hired by the Manager to direct investment activities of a portion of the Fund. Management fees paid during the year ended October 31, 2004 were as follows (dollars in thousands):

                                                                                AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE        FEE          ADVISERS         MANAGER
                                                     -----------   ----------   ---------------   -----------
Balanced Fund......................................  .225%-.70%      $1,844         $1,214           $630
Large Cap Value Fund...............................  .225%-.70%       2,189          1,470            719
Large Cap Growth Fund..............................   .50%-.70%         334            280             54
Mid-Cap Value Fund.................................   .40%-.90%          43             37              6
Small Cap Value Fund...............................   .35%-.60%       4,110          3,315            795
Emerging Markets Fund..............................  .80%-1.20%         647            578             69
High Yield Bond Fund...............................        .52%       1,874          1,554            320
Enhanced Income Fund...............................   .25%-.85%         373            271            102
Intermediate Bond Fund.............................        .25%         295            119            176

     The Manager serves as the sole investment adviser to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Fund.

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

than cash, a fee up to 25% of such loan fees. During the year ended October 31, 2004, securities lending fees paid to the Manager were as follows (in thousands):

Balanced Fund...............................................  $13
Large Cap Value Fund........................................    8
Small Cap Value Fund........................................   36
Emerging Markets Fund.......................................    2
High Yield Bond Fund........................................   16
Enhanced Income Fund........................................    2
Intermediate Bond Fund......................................    2

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of each of the Funds.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans which obligates the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% based on the daily net assets of the PlanAhead and Service Classes of each Fund.

  Investment in Affiliated Funds

     The Funds are permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American AAdvantage Money Market Select Fund (the "Select Fund"), an affiliated fund. The Funds and the Select Fund have the same investment adviser and therefore, are considered to be

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

affiliated. Cash collateral received by certain Funds in connection with securities lending may be invested in the Select Fund and the AMR Investments Enhanced Cash Business Trust (the "Business Trust") (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment adviser to the Affiliated Funds and receives from the Affiliated Funds an annualized fee equal to 0.10% of the average daily net assets. During the period, fees earned by the Manager from the Affiliated Funds were as follows:

                                                                                  SECURITIES LENDING
                                                              DIRECT INVESTMENT   COLLATERAL INVESTED
                                                                  IN FUNDS             IN FUNDS          TOTAL
                                                              -----------------   -------------------   --------
Balanced....................................................       $48,743             $ 69,563         $118,306
Large Cap Value.............................................        49,973               34,002           83,975
Large Cap Growth............................................         1,121                   --            1,121
Mid-Cap Value...............................................           420                   --              420
Small Cap Value.............................................        82,721              115,957          198,678
Emerging Markets............................................         4,388                1,420            5,808
High Yield Bond.............................................        19,457                   --           19,457
Enhanced Income.............................................         2,503                3,108            5,611
Intermediate Bond...........................................         5,237               14,765           20,002
Short-Term Bond.............................................         1,751                1,328            3,079

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2004, the cost of air transportation was not material to any of the Funds. One non-interested Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. At October 31, 2004, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Funds.

  Interfund Lending Program

     Pursuant to an Exemptive Order by the SEC, the Funds along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating Funds. At October 31, 2004, the Funds had not utilized the credit facility.

  Reimbursement of Expenses

     The Manager and the Investment Adviser of the High Yield Bond
Fund -- Institutional Class have each contractually agreed to waive a portion of their fees through October 31, 2004 to the extent that total fund operating expenses exceed 0.90%. During the year ended October 31, 2004, the Manager and Investment Adviser each waived administrative service and management fees totaling $36,000.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

     The Manager reimbursed expenses of the Service Class totaling $8,745, $8,729, and $7,881 for the Small Cap Value, International Equity and High Yield Bond Funds, respectively during the year ended October 31, 2004.

     The Manager reimbursed expenses of the Mid-Cap Value Fund totaling $11,997 during the year ended October 31, 2004.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the years ended October 31, 2004 and October 31, 2003 were as follows (in thousands):

                                                    BALANCED             LARGE CAP VALUE       LARGE-CAP GROWTH
                                               -------------------     -------------------     ----------------
                                                   YEAR ENDED              YEAR ENDED             YEAR ENDED
                                                   OCTOBER 31,             OCTOBER 31,           OCTOBER 31,
                                               -------------------     -------------------     ----------------
                                                2004        2003        2004        2003       2004        2003
                                               -------     -------     -------     -------     ----        ----
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class......................  $   211     $   105     $   414     $   502     $ --        $ --
    PlanAhead Class..........................      354         421         344         333       --          --
    AMR Class................................   15,797      22,194      11,675      12,821      151         107
LONG-TERM CAPITAL GAIN
    Institutional Class......................       --          --          --          --       --          --
    PlanAhead Class..........................       --          --          --          --       --          --
    AMR Class................................       --          --          --          --       --          --
                                               -------     -------     -------     -------     ----        ----
        TOTAL DISTRIBUTIONS PAID.............  $16,362     $22,720     $12,433     $13,656     $151        $107
                                               -------     -------     -------     -------     ----        ----

                                                 SMALL CAP VALUE       INTERNATIONAL EQUITY      EMERGING MARKETS
                                                ------------------     ---------------------     ----------------
                                                    YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                   OCTOBER 31,              OCTOBER 31,            OCTOBER 31,
                                                ------------------     ---------------------     ----------------
                                                 2004        2003        2004         2003       2004        2003
                                                -------     ------     --------     --------     ----        ----
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.......................  $ 2,878     $  117     $19,224      $15,830      $ 20        $ 12
    PlanAhead Class...........................    1,809      1,089       4,201        2,465         3          --
    Service Class.............................       --         --          --           --        --          --
    AMR Class.................................    9,236      5,971       9,135        8,401       415         319
LONG-TERM CAPITAL GAIN
    Institutional Class.......................      726         19          --           --        --          --
    PlanAhead Class...........................      509        130          --           --        --          --
    Service Class.............................       --         --          --           --        --          --
    AMR Class.................................    2,258        678          --           --        --          --
                                                -------     ------     -------      -------      ----        ----
        TOTAL DISTRIBUTIONS PAID..............  $17,416     $8,004     $32,560      $26,696      $438        $331
                                                -------     ------     -------      -------      ----        ----

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                          HIGH-YIELD BOND             ENHANCED INCOME            INTERMEDIATE BOND
                                     -------------------------   -------------------------   -------------------------
                                            YEAR ENDED                  JUNE 30 TO                  YEAR ENDED
                                            OCTOBER 31,                 OCTOBER 31,                 OCTOBER 31,
                                     -------------------------   -------------------------   -------------------------
                                        2004          2003          2004          2003          2004          2003
                                     -----------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
   Institutional Class.............    $14,823       $ 8,012       $   --         $ --         $   36        $1,957
   PlanAhead Class.................     10,851         6,282        2,672          685             43           153
   Service Class...................         --            --           --           --             --            --
   AMR Class.......................         --            --           --           --          5,071         6,495
LONG-TERM CAPITAL GAIN
   Institutional Class.............        485            --           --           --             --            --
   PlanAhead Class.................        383            --           --           --             --            --
   Service Class...................         --            --           --           --             --            --
   AMR Class.......................         --            --           --           --             --            --
                                       -------       -------       ------         ----         ------        ------
      TOTAL DISTRIBUTIONS PAID.....    $26,542       $14,294       $2,672         $685         $5,150        $8,605
                                       -------       -------       ------         ----         ------        ------

                                          SHORT-TERM BOND
                                     -------------------------
                                            YEAR ENDED
                                            OCTOBER 31,
                                     -------------------------
                                        2004          2003
                                     -----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
   Institutional Class.............    $  162        $  317
   PlanAhead Class.................       345           181
   Service Class...................        --            --
   AMR Class.......................     4,192         5,040
LONG-TERM CAPITAL GAIN
   Institutional Class.............        --            --
   PlanAhead Class.................        --            --
   Service Class...................        --            --
   AMR Class.......................        --            --
                                       ------        ------
      TOTAL DISTRIBUTIONS PAID.....    $4,699        $5,538
                                       ------        ------

     For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Balanced Fund 41.0%, Large Cap Value Fund 84.0%, Large Cap Growth Fund 96.0%, Small Cap Value Fund 74.0% and Enhanced Income Fund 8.0%.

     For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Balanced Fund 46.43%, Large Cap Value Fund 100.0%, Large Cap Growth Fund 100.0%, Small Cap Value Fund 18.13%, International Equity Fund 58.98%, Emerging Markets Fund 100.00% and Enhanced Income Fund 3.08%.

     For the fiscal year ended October 31, 2004 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

     As of October 31, 2004, the components of distributable earnings were as follows (in thousands):

                                                  BALANCED   LARGE CAP      LARGE CAP      MID-CAP     SMALL CAP    INTERNATIONAL
                                                    FUND     VALUE FUND    GROWTH FUND    VALUE FUND   VALUE FUND    EQUITY FUND
                                                  --------   ----------   -------------   ----------   ----------   -------------
Cost basis of investments for federal income tax
 purposes.......................................  $667,457    $698,036       $58,255       $27,065     $1,476,084    $1,821,752
Unrealized appreciation.........................   92,403      159,929         4,417           967       145,286        313,072
Unrealized depreciation.........................  (11,040)     (21,205)       (2,338)         (451)      (33,922)       (30,146)
                                                  --------    --------       -------       -------     ----------    ----------
Net unrealized appreciation/(depreciation)......   81,363      138,724         2,079           516       111,364        282,926
Undistributed ordinary income...................   14,249        7,568           119            46        39,948         20,807
Undistributed long-term gain/(loss).............   21,235       (4,106)       (9,838)           --        32,589        (33,902)
                                                  --------    --------       -------       -------     ----------    ----------
Distributable earnings..........................  $116,847    $142,186       $(7,640)      $   562     $ 183,901     $  269,831
                                                  ========    ========       =======       =======     ==========    ==========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                                        ENHANCED
                                                        EMERGING     HIGH YIELD          INCOME       INTERMEDIATE     SHORT-TERM
                                                      MARKETS FUND   BOND FUND            FUND          BOND FUND      BOND FUND
                                                      ------------   ----------       -------------   -------------    ----------
Cost basis of investments for federal income tax
 purposes...........................................    $73,633       $416,879          $117,744        $119,079        $ 94,299
Unrealized appreciation.............................     13,523         15,595             2,991           1,475             163
Unrealized depreciation.............................     (2,520)        (2,009)             (825)           (268)         (1,853)
                                                        -------       --------          --------        --------        --------
Net unrealized appreciation/(depreciation)..........     11,003         13,586             2,166           1,207          (1,690)
Undistributed ordinary income.......................        485          2,089               184             498             535
Undistributed long-term gain/(loss).................      7,645          5,627              (340)         (7,695)         (5,952)
                                                        -------       --------          --------        --------        --------
Distributable earnings..............................    $19,133       $ 21,302          $  2,010        $ (5,990)       $ (7,107)
                                                        =======       ========          ========        ========        ========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of October 31, 2004 (in thousands):

                                                   LARGE CAP   LARGE CAP   SMALL CAP   INTERNATIONAL   EMERGING   ENHANCED
                                        BALANCED     VALUE      GROWTH       VALUE        EQUITY       MARKETS     INCOME
                                          FUND       FUND        FUND        FUND          FUND          FUND       FUND
                                        --------   ---------   ---------   ---------   -------------   --------   --------
Paid-in-capital.......................   $  22      $(1,137)      $ 1        $  12        $  (777)       $         $ 223
Undistributed net investment income...     922          343        (2)        (207)         9,018         (44)         3
Accumulated net realized gain
 (loss)...............................    (944)         794         1          195         (8,159)         44       (226)
Unrealized appreciation (depreciation)
 of investments, futures contracts and
 foreign currency.....................      --           --        --           --            (82)         --         --

                                        INTERMEDIATE   SHORT-TERM
                                            BOND          BOND
                                            FUND          FUND
                                        ------------   ----------
Paid-in-capital.......................     $   3        $(3,206)
Undistributed net investment income...       469          1,231
Accumulated net realized gain
 (loss)...............................      (472)         1,975
Unrealized appreciation (depreciation)
 of investments, futures contracts and
 foreign currency.....................        --             --

     At October 31, 2004, capital loss carryforward positions for federal income tax purposes were as follows (in thousands):

FUND                                                2005   2006   2007    2008    2009     2010     2011    2012   TOTAL
----                                                ----   ----   -----   -----   -----   ------   ------   ----   ------
Large Cap Value...................................   --     --       --      --      --    2,452    1,654    --     4,106
Large Cap Growth..................................   --     --       --      --   1,377    7,786      674    --     9,837
International Equity..............................   --     --       --      --      --   10,149   23,752    --    33,901
Enhanced Income...................................   --     --       --      --      --       --      340    --       340
Intermediate Bond.................................   --     --       --   7,367      --      328       --    --     7,695
Short-Term Bond...................................  432    437    1,991   1,218      --      913      161   800     5,953

     Net capital loss carryovers utilized for the period ended October 31, 2004 are as follows: Balanced Fund $2,273, Large Cap Value Fund $38,216, Large Cap Growth Fund $3,838, International Equity Fund $101,281, Emerging Markets Fund $2,733, Enhanced Income Fund $93, and Intermediate Bond Fund $574. The Short-Term Bond Fund had $3,212 of expired capital loss carryovers.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 2004 (excluding short-term investments) are as follows (in thousands):

                                  LARGE CAP   LARGE CAP   MID-CAP               EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE
                       BALANCED     VALUE      GROWTH      VALUE    SMALL CAP     MKT         BOND       INCOME        BOND
                       --------   ---------   ---------   -------   ---------   --------   ----------   --------   ------------
Purchases............  $360,133   $242,445     $74,982    $20,649   $912,684    $55,414     $499,553    $76,406      $120,123
Proceeds from
  sales..............  $360,234   $190,389     $70,734    $ 1,020   $255,403    $49,179     $415,571    $72,217      $155,235


                       SHORT-TERM
                       ----------
Purchases............   $38,405
Proceeds from
  sales..............   $46,063

     The Balanced Fund had purchases and sales of U.S. Government Securities of $132,019 and $101,405 respectively, and the Intermediate Bond Fund had purchases and sales of U.S. Government securities of $37,599 and $25,872, respectively.

     A summary of the Funds' transactions in Affiliated Funds for the period ended October 31, 2004 is set forth below (in thousands):

                                                OCTOBER 31, 2003                                OCTOBER 31, 2004
FUND                              AFFILIATE    SHARE/MARKET VALUE   PURCHASES       SALES      SHARES/MARKET VALUE
----                             -----------   ------------------   ----------   -----------   -------------------
Balanced.......................  Select Fund        $45,459         $  268,197   $   268,537         $45,118
Large Cap Value................  Select Fund         42,022            318,803       323,103          37,721
Large Cap Growth...............  Select Fund            702             22,258        18,652           4,309
Mid-Cap Value..................  Select Fund             --             16,388        10,578           5,810
Small Cap Value................  Select Fund         46,819          1,326,920     1,233,958         139,782
Emerging Markets...............  Select Fund          1,414             52,465        42,803          11,076
High Yield Bond................  Select Fund         20,891            256,362       253,581          23,672
Enhanced Income................  Select Fund          4,167             52,916        56,641             442
Intermediate Bond..............  Select Fund          3,654             95,369        96,256           2,767
Short Term Bond................  Select Fund          1,154             41,108        40,579           1,683

5.   SECURITIES LENDING

     Each Fund except the International Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the Agent and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and the Agent and are recorded as securities lending income for the Fund. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market priced of securities loaned that may occur during the term of the loan.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At October 31, 2004, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

                                           MARKET VALUE OF
FUND                                      SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
----                                      ------------------   -------------------   ---------------
Balanced................................       $ 79,233               $ --              $ 80,788
Large Cap Value.........................         39,044                 --                40,164
Large Cap Growth........................            529                 --                   543
Mid-Cap Value...........................          1,360                 --                 1,381
Small Cap Value.........................        222,942                209               228,980
Emerging Markets........................          3,073                 --                 3,191
High Yield Bond.........................         50,163                 --                51,458
Enhanced Income.........................         16,671                 --                16,970
Intermediate Bond.......................         20,793                 --                21,149
Short Term Bond.........................          2,020                 --                 2,061

     The Custodian for each Fund, other than High Yield Bond, invested the cash collateral in the Business Trust and the Select Fund. These amounts have been included as investments in each Fund's Schedule of Investments and Statements of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

     Non-Cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6.   FUTURES CONTRACTS

     A summary of futures contracts at October 31, 2004 is as follows (in thousands):

                                                                                         MARKET     UNREALIZED
TYPE OF FUTURE                                               EXPIRATION     CONTRACTS    VALUE     APPRECIATION
--------------                                              -------------   ---------   --------   ------------
BALANCED FUND:
  S&P 500 Index...........................................  December 2004      152      $ 42,951       $343
  Emini S&P 500 Index.....................................  December 2004       97         5,482         29
                                                                                        --------       ----
  TOTAL BALANCED FUND.....................................                              $ 48,433       $372
                                                                                        ========       ====
LARGE CAP VALUE FUND:
  S&P 500 Index...........................................  December 2004      103      $ 29,105       $306
  Emini S&P 500 Index.....................................  December 2004      167         9,438         32
                                                                                        --------       ----
  TOTAL LARGE CAP VALUE FUND..............................                              $ 38,543       $338
                                                                                        ========       ====
LARGE CAP GROWTH FUND:
  Emini S&P 500 Index.....................................  December 2004       10      $    565       $  4
                                                                                        --------       ----
  TOTAL LARGE CAP GROWTH FUND.............................                              $    565       $  4
                                                                                        ========       ====

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                                                         MARKET     UNREALIZED
TYPE OF FUTURE                                               EXPIRATION     CONTRACTS    VALUE     APPRECIATION
--------------                                              -------------   ---------   --------   ------------
MID-CAP VALUE FUND:
  S&P Mid-Cap 400 Index...................................  December 2004       18      $  5,425       $ 31
  Emini S&P MidCap 400 Index..............................  December 2004       11           663         15
                                                                                        --------       ----
  TOTAL MID-CAP VALUE FUND................................                              $  6,088       $ 46
                                                                                        ========       ====
SMALL CAP VALUE FUND:
  Russell 2000............................................  December 2004      517      $151,093       $ 39
                                                                                        --------       ----
  TOTAL SMALL CAP VALUE FUND..............................                              $151,093       $ 39
                                                                                        ========       ====
EMERGING MARKETS FUND:
  S&P 500 Index...........................................  December 2004       13      $  3,673       $  2
  Emini S&P 500 Index.....................................  December 2004      144         8,138         92
                                                                                        --------       ----
  TOTAL EMERGING MARKETS FUND.............................                              $ 11,811       $ 94
                                                                                        ========       ====

7.   FOREIGN CURRENCY CONTRACTS

     In order to protect itself against foreign currency fluctuations, the Emerging Markets Fund has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Emerging Markets Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Emerging Market Fund also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 2004, the Emerging Markets Fund had outstanding forward foreign currency contracts as follows:

                                                           SETTLEMENT            UNREALIZED
CONTRACTS TO DELIVER                                          DATE      VALUE    GAIN/(LOSS)
--------------------                                       ----------   ------   -----------
                                                                (AMOUNTS IN THOUSANDS)
610  South African Rand..................................  6/27/2005    $  657      $(47)
396  South African Rand..................................  7/22/2005       410       (14)
                                                                        ------      ----
TOTAL CONTRACTS TO DELIVER
  (Receivable amount $1,006).............................               $1,067      $(61)
                                                                        ======      ====

     The Emerging Markets Fund may purchase securities with delivery or payment to occur at a later date. At the time the Emerging Markets Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

8.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Period Ended October 31, 2004

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS         AMR CLASS
                                                      -------------------    -------------------   ------------------
BALANCED FUND                                         SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
-------------                                         -------    --------    ------    ---------   -------   --------
Shares sold.......................................       120     $ 1,646        943    $  12,438     4,313   $ 57,449
Reinvestment of dividends.........................        16         211         28          351     1,225     15,797
Shares redeemed...................................      (246)     (3,383)      (461)      (6,099)   (3,888)   (51,664)
                                                      ------     -------     ------    ---------   -------   --------
Net increase (decrease) in shares outstanding.....      (110)    $(1,526)       510    $   6,690     1,650   $ 21,582
                                                      ======     =======     ======    =========   =======   ========

                                                     INSTITUTIONAL CLASS      PLANAHEAD CLASS         AMR CLASS
                                                     -------------------    -------------------   ------------------
LARGE CAP VALUE FUND                                 SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
--------------------                                 -------    --------    ------    ---------   -------   --------
Shares sold......................................      1,678    $29,357      2,166    $  36,511     4,775   $ 82,425
Reinvestment of dividends........................         12        190         21          341       717     11,675
Shares redeemed..................................       (537)    (9,282)      (669)     (11,207)   (5,644)   (97,128)
                                                      ------    -------     ------    ---------   -------   --------
Net increase (decrease) in shares outstanding....      1,153    $20,265      1,518    $  25,645      (152)  $ (3,028)
                                                      ======    =======     ======    =========   =======   ========

                                                    INSTITUTIONAL CLASS         AMR CLASS
                                                    --------------------    ------------------
LARGE CAP GROWTH FUND                                SHARES      AMOUNT     SHARES     AMOUNT
---------------------                               --------    --------    ------    --------
Shares sold.....................................         --      $   --      4,375    $ 25,454
Reinvestment of dividends.......................         --          --         27         151
Shares redeemed.................................         --          --     (3,880)    (22,559)
                                                     ------      ------     ------    --------
Net increase in shares outstanding..............         --      $   --        522    $  3,046
                                                     ======      ======     ======    ========

                                                    INSTITUTIONAL CLASS
                                                    -------------------
MID-CAP VALUE FUND                                  SHARES      AMOUNT
------------------                                  -------    --------
Shares sold.....................................      2,646    $26,544
Reinvestment of dividends.......................         --         --
Shares redeemed.................................       (158)    (1,560)
                                                     ------    -------
Net increase in shares outstanding..............      2,488    $24,984
                                                     ======    =======

                              INSTITUTIONAL CLASS      PLANAHEAD CLASS        SERVICE CLASS           AMR CLASS
                              --------------------    ------------------    -----------------    --------------------
SMALL CAP VALUE FUND          SHARES      AMOUNT      SHARES     AMOUNT     SHARES    AMOUNT     SHARES      AMOUNT
--------------------          -------    ---------    ------    --------    ------    -------    -------    ---------
Shares sold...............    21,166     $380,848     23,536    $422,446       685    $12,179      8,593    $ 153,680
Reinvestment of
  dividends...............       143        2,425        136       2,259        --         --        683       11,494
Shares redeemed...........    (4,049)     (72,693)    (2,711)    (47,684)      (46)      (819)    (6,247)    (109,653)
                              ------     --------     ------    --------    ------    -------    -------    ---------
Net increase in shares
  outstanding.............    17,260     $310,580     20,961    $377,021       639    $11,360      3,029    $  55,521
                              ======     ========     ======    ========    ======    =======    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                              INSTITUTIONAL CLASS       PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
INTERNATIONAL EQUITY          --------------------    -------------------    ----------------   -------------------
FUND                          SHARES      AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
--------------------          -------    ---------    ------    ---------    ------    ------   -------   ---------
Shares sold...............    15,750     $270,812     12,974    $ 218,345        43    $  744    10,345   $ 180,445
Reinvestment of
  dividends...............       975       15,613        258        4,117        --        --       568       9,135
Shares redeemed*..........    (7,712)    (131,052)    (7,839)    (128,653)       (3)      (54)   (6,917)   (119,513)
                              ------     --------     ------    ---------    ------    ------   -------   ---------
Net increase in shares
  outstanding.............     9,013     $155,373      5,393    $  93,809        40    $  690     3,996   $  70,067
                              ======     ========     ======    =========    ======    ======   =======   =========

* Net of Redemption Fees

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    -----------------   -----------------
EMERGING MARKETS FUND                                  SHARES      AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
---------------------                                 --------    --------    ------    -------   -------   -------
Shares sold.......................................         254     $3,097        158    $ 1,907     3,200   $38,765
Reinvestment of dividends.........................           2         20         --          3        37       415
Shares redeemed*..................................         (15)      (170)      (108)    (1,304)   (2,219)  (25,975)
                                                        ------     ------     ------    -------   -------   -------
Net increase in shares outstanding................         241     $2,947         50    $   606     1,018   $13,205
                                                        ======     ======     ======    =======   =======   =======

* Net of Redemption Fees

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS      SERVICE CLASS
                                                      --------------------    ------------------   ----------------
HIGH YIELD BOND FUND                                  SHARES      AMOUNT      SHARES     AMOUNT    SHARES    AMOUNT
--------------------                                  -------    ---------    ------    --------   -------   ------
Shares sold.......................................    13,551     $144,793      6,516    $ 69,764        --   $    3
Reinvestment of dividends.........................     1,211       12,997        786       8,426        --       --
Shares redeemed...................................    (7,537)     (80,955)    (5,361)    (57,514)       --       --
                                                      ------     --------     ------    --------   -------   ------
Net increase in shares outstanding................     7,225     $ 76,835      1,941    $ 20,676        --   $    3
                                                      ======     ========     ======    ========   =======   ======

                                                      PLANAHEAD CLASS
                                                     ------------------
ENHANCED INCOME FUND                                 SHARES     AMOUNT
--------------------                                 ------    --------
Shares sold......................................     2,177    $ 21,940
Reinvestment of dividends........................       217       2,192
Shares redeemed..................................    (2,316)    (23,331)
                                                     ------    --------
Net increase in shares outstanding...............        78    $    801
                                                     ======    ========

                                                      INSTITUTIONAL CLASS     PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    ----------------   ------------------
INTERMEDIATE BOND FUND                                 SHARES      AMOUNT     SHARES    AMOUNT   SHARES     AMOUNT
----------------------                                --------    --------    ------    ------   -------   --------
Shares sold.......................................           1      $   13        13    $  134     3,058   $ 31,418
Reinvestment of dividends.........................           3          33         4        42       494      5,071
Shares redeemed...................................         (16)       (168)      (48)     (491)   (7,119)   (72,765)
                                                        ------      ------    ------    ------   -------   --------
Net decrease in shares outstanding................         (12)     $ (122)      (31)   $ (315)   (3,567)  $(36,276)
                                                        ======      ======    ======    ======   =======   ========

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    -----------------   ------------------
SHORT-TERM BOND FUND                                   SHARES      AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
--------------------                                  --------    --------    ------    -------   -------   --------
Shares sold.......................................          31      $  282     1,029    $ 9,534     1,071   $  9,815
Reinvestment of dividends.........................          15         140        32        293       456      4,193
Shares redeemed...................................         (82)       (755)     (825)    (7,622)   (2,527)   (23,268)
                                                        ------      ------    ------    -------   -------   --------
Net increase (decrease) in shares outstanding.....         (36)     $ (333)      236    $ 2,205    (1,000)  $ (9,260)
                                                        ======      ======    ======    =======   =======   ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

Period Ended October 31, 2003

                                                    INSTITUTIONAL CLASS      PLANAHEAD CLASS          AMR CLASS
                                                    -------------------    --------------------   ------------------
BALANCED FUND                                       SHARES      AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT
-------------                                       -------    --------    -------    ---------   -------   --------
Shares sold.....................................        381    $  4,168        319    $   3,669     5,544   $ 64,393
Reinvestment of dividends.......................          8          92         39          418     2,049     22,194
Shares redeemed.................................       (513)     (5,769)      (261)      (2,914)   (7,735)   (88,073)
                                                    -------    --------    -------    ---------   -------   --------
Net increase (decrease) in shares outstanding...       (124)   $ (1,509)        97    $   1,173      (142)  $ (1,486)
                                                    =======    ========    =======    =========   =======   ========

                                                    INSTITUTIONAL CLASS      PLANAHEAD CLASS          AMR CLASS
                                                    -------------------    --------------------   ------------------
LARGE CAP VALUE FUND                                SHARES      AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT
--------------------                                -------    --------    -------    ---------   -------   --------
Shares sold.....................................        559    $  7,483        421    $   5,507     1,874   $ 24,921
Reinvestment of dividends.......................         17         214         27          334     1,022     12,820
Shares redeemed.................................       (791)    (10,435)      (349)      (4,356)   (5,346)   (68,500)
                                                    -------    --------    -------    ---------   -------   --------
Net increase (decrease) in shares outstanding...       (215)   $ (2,738)        99    $   1,485    (2,450)  $(30,759)
                                                    =======    ========    =======    =========   =======   ========

                                                 INSTITUTIONAL CLASS          AMR CLASS
                                                 --------------------    --------------------
LARGE CAP GROWTH FUND                            SHARES      AMOUNT      SHARES      AMOUNT
---------------------                            -------    ---------    -------    ---------
Shares sold..................................         --    $      --      5,050    $  24,357
Reinvestment of dividends....................         --           --         24          107
Shares redeemed..............................         --           --     (2,328)     (10,846)
                                                 -------    ---------    -------    ---------
Net increase in shares outstanding...........         --    $      --      2,746    $  13,618
                                                 =======    =========    =======    =========

                           INSTITUTIONAL CLASS       PLANAHEAD CLASS         SERVICE CLASS           AMR CLASS
                           --------------------    --------------------    -----------------    -------------------
SMALL CAP VALUE FUND       SHARES      AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT    SHARES      AMOUNT
--------------------       -------    ---------    -------    ---------    -------    ------    -------    --------
Shares sold............      5,804    $  86,593      3,895    $  50,470         --    $    1      7,133    $ 99,552
Reinvestment of
  dividends............         12          135        107        1,219         --        --        579       6,649
Shares redeemed........     (2,235)     (27,191)    (1,251)     (16,693)        --        --     (3,437)    (40,106)
                           -------    ---------    -------    ---------    -------    ------    -------    --------
Net increase in shares
  outstanding..........      3,581    $  59,537      2,751    $  34,996         --    $    1      4,275    $ 66,095
                           =======    =========    =======    =========    =======    ======    =======    ========

                           INSTITUTIONAL CLASS       PLANAHEAD CLASS          SERVICE CLASS          AMR CLASS
INTERNATIONAL EQUITY       --------------------    --------------------    -------------------   ------------------
FUND                       SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
--------------------       -------    ---------    -------    ---------    -------    --------   -------   --------
Shares sold............     17,587    $ 222,848     23,195    $ 310,919         --    $      1     2,789   $ 35,557
Reinvestment of
  dividends............      1,158       13,713        207        2,431         --          --       707      8,401
Shares redeemed*.......    (16,430)    (212,287)   (20,177)    (271,010)        --          --    (4,456)   (58,396)
                           -------    ---------    -------    ---------    -------    --------   -------   --------
Net increase (decrease)
  in shares
  outstanding..........      2,315    $  24,274      3,225    $  42,340         --    $      1      (960)  $(14,438)
                           =======    =========    =======    =========    =======    ========   =======   ========

* Net of Redemption Fees

                                                   INSTITUTIONAL CLASS       PLANAHEAD CLASS         AMR CLASS
                                                   --------------------    -------------------   ------------------
EMERGING MARKETS FUND                              SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
---------------------                              -------    ---------    -------    --------   -------   --------
Shares sold....................................         88    $     767         47    $    406     1,889   $ 16,558
Reinvestment of dividends......................          2           12         --          --        42        319
Shares redeemed................................         --           --         --          --    (1,629)   (14,387)
                                                   -------    ---------    -------    --------   -------   --------
Net increase in shares outstanding.............         90    $     779         47    $    406       302   $  2,490
                                                   =======    =========    =======    ========   =======   ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                                   INSTITUTIONAL CLASS       PLANAHEAD CLASS       SERVICE CLASS
                                                   --------------------    -------------------   ------------------
HIGH YIELD BOND FUND                               SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
--------------------                               -------    ---------    -------    --------   -------   --------
Shares sold....................................     14,111    $ 146,141     16,319    $166,439        --   $      1
Reinvestment of dividends......................        683        7,122         89         887        --         --
Shares redeemed................................    (10,637)    (107,921)    (5,121)    (53,774)       --         --
                                                   -------    ---------    -------    --------   -------   --------
Net increase in shares outstanding.............      4,157    $  45,342     11,287    $113,552        --   $      1
                                                   =======    =========    =======    ========   =======   ========

                                                     PLANAHEAD CLASS
                                                   --------------------
ENHANCED INCOME FUND                               SHARES      AMOUNT
--------------------                               -------    ---------
Shares sold....................................     10,478    $ 104,430
Reinvestment of dividends......................         --            1
Shares redeemed................................       (329)      (3,241)
                                                   -------    ---------
Net increase in shares outstanding.............     10,149    $ 101,190
                                                   =======    =========

                                                   INSTITUTIONAL CLASS       PLANAHEAD CLASS         AMR CLASS
                                                   --------------------    -------------------   ------------------
INTERMEDIATE BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT    SHARES     AMOUNT
----------------------                             -------    ---------    -------    --------   -------   --------
Shares sold....................................        300    $   3,165      1,175    $ 12,285     4,798   $ 49,658
Reinvestment of dividends......................         13          142          5          50       628      6,495
Shares redeemed................................     (7,403)     (79,198)    (1,209)    (12,736)   (6,647)   (68,630)
                                                   -------    ---------    -------    --------   -------   --------
Net decrease in shares outstanding.............     (7,090)   $ (75,891)       (29)   $   (401)   (1,221)  $(12,477)
                                                   =======    =========    =======    ========   =======   ========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
SHORT-TERM BOND FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................        174    $   1,640        889    $     8,365     2,305   $  21,780
Reinvestment of dividends..................         16          150         17            160       535       5,039
Shares redeemed............................       (677)      (6,395)      (658)        (6,206)   (2,498)    (23,514)
                                               -------    ---------    -------    -----------   -------   ---------
Net increase (decrease) in shares
  outstanding..............................       (487)   $  (4,605)       248    $     2,319       342   $   3,305
                                               =======    =========    =======    ===========   =======   =========

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2004      2003      2002       2001(D E G)   2000(B)
                                                              ------    ------    ------      -----------   --------
Net asset value, beginning of period........................  $12.99    $10.97    $12.07       $  12.27     $  13.01
                                                              ------    ------    ------       --------     --------
Income from investment operations:
    Net investment income(A C)..............................    0.29      0.31(H)   0.11           0.51         0.58
    Net gains (losses) on securities (both realized and
      unrealized)(C)........................................    1.36      1.84(H)  (0.69)         (0.03)       (0.03)
                                                              ------    ------    ------       --------     --------
Total income (loss) from investment operations..............    1.65      2.15     (0.58)          0.48         0.55
                                                              ------    ------    ------       --------     --------
Less distributions:
    Dividends from net investment income....................   (0.33)    (0.13)    (0.44)         (0.68)       (0.51)
    Distributions from net realized gains on securities.....      --        --     (0.08)            --        (0.78)
                                                              ------    ------    ------       --------     --------
Total distributions.........................................   (0.33)    (0.13)    (0.52)         (0.68)       (1.29)
                                                              ------    ------    ------       --------     --------
Net asset value, end of period..............................  $14.31    $12.99    $10.97       $  12.07     $  12.27
                                                              ======    ======    ======       ========     ========
Total return................................................  12.87%    19.77%     (5.14)%        4.07%        5.13%
                                                              ======    ======    ======       ========     ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $8,378    $9,041    $8,994       $157,775     $260,880
    Ratios to average net assets (annualized):
      Expenses(C)...........................................   0.63%     0.63%     0.62%          0.62%        0.61%
      Net investment income(C)..............................   2.15%     2.74%     3.12%          3.56%        4.39%
    Portfolio turnover rate(F)..............................     62%       69%       84%           122%         121%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) GSB Investment Management, Inc. was removed as an investment adviser to the Balanced Fund on March 1, 2000.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(D) On September 7, 2001, AMR Investment Services, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(E) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(F) The American AAdvantage Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) Independence Investment LLC was removed as an investment adviser to the Balanced Fund on November 30, 2000.

(H) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.30 and 1.85, respectively for Institutional Class and 0.36 and 1.66, respectively for PlanAhead Class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PLANAHEAD CLASS                                   AMR CLASS
    -------------------------------------------------------------   ----------------------------
                       YEAR ENDED OCTOBER 31,                          YEAR ENDED OCTOBER 31,
    -------------------------------------------------------------   ----------------------------
     2004         2003         2002         2001(D E G)   2000(B)      2004            2003
    -------      -------      -------       -----------   -------   -----------      --------
    $ 12.40      $ 10.81      $ 11.88         $ 12.08     $ 12.79    $  12.60        $  10.98
    -------      -------      -------         -------     -------    --------        --------
       0.27         0.28(H)      0.41            0.51        0.53        0.32            0.34
       1.25         1.74(H)     (0.99)          (0.06)         --        1.31            1.78
    -------      -------      -------         -------     -------    --------        --------
       1.52         2.02        (0.58)           0.45        0.53        1.63            2.12
    -------      -------      -------         -------     -------    --------        --------
      (0.30)       (0.43)       (0.41)          (0.65)      (0.46)      (0.36)          (0.50)
         --           --        (0.08)             --       (0.78)         --              --
    -------      -------      -------         -------     -------    --------        --------
      (0.30)       (0.43)       (0.49)          (0.65)      (1.24)      (0.36)          (0.50)
    -------      -------      -------         -------     -------    --------        --------
    $ 13.62      $ 12.40      $ 10.81         $ 11.88     $ 12.08    $  13.87        $  12.60
    =======      =======      =======         =======     =======    ========        ========
     12.44%       19.36%        (5.18)%         3.84%       4.88%      13.13%          20.06%
    =======      =======      =======         =======     =======    ========        ========
    $21,571      $13,321      $10,561         $12,176     $11,643    $636,420        $557,612
      0.93%        0.94%        0.90%           0.84%       0.90%       0.37%           0.38%
      1.84%        2.40%        2.83%           3.29%       4.01%       2.40%           2.98%
        62%          69%          84%            122%        121%         62%             69%

                   AMR CLASS
     -------------------------------------
            YEAR ENDED OCTOBER 31,
     -------------------------------------
       2002         2001(D E G)   2000(B)
     --------       -----------   --------
     $  12.06        $  12.27     $  13.02
     --------        --------     --------
         0.48            0.56         0.61
        (1.01)          (0.05)       (0.03)
     --------        --------     --------
        (0.53)           0.51         0.58
     --------        --------     --------
        (0.47)          (0.72)       (0.55)
        (0.08)             --        (0.78)
     --------        --------     --------
        (0.55)          (0.72)       (1.33)
     --------        --------     --------
     $  10.98        $  12.06     $  12.27
     ========        ========     ========
        (4.71)%         4.38%        5.37%
     ========        ========     ========
     $487,526        $526,405     $525,040
        0.35%           0.36%        0.35%
        3.39%           3.77%        4.54%
          84%            122%         121%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                     INSTITUTIONAL CLASS
                                                    -----------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------
                                                     2004       2003       2002      2001(B D)    2000(E)
                                                    -------    -------    -------    ---------    -------
Net asset value, beginning of period..............  $ 15.62    $ 12.55    $ 14.51     $ 15.83     $ 18.69
                                                    -------    -------    -------     -------     -------
Income from investment operations:
   Net investment income (loss)(A C)..............     0.26       0.25(G)    0.27        0.28        0.47
   Net gains (losses) on securities (both realized
    and unrealized)(C)............................     2.62       3.11(G)   (1.76)      (0.61)       0.06
                                                    -------    -------    -------     -------     -------
Total income (loss) from investment operations....     2.88       3.36      (1.49)      (0.33)       0.53
                                                    -------    -------    -------     -------     -------
Less distributions:
   Dividends from net investment income...........    (0.27)     (0.29)     (0.30)      (0.50)      (0.34)
   Distributions from net realized gains on
    securities....................................       --         --      (0.17)      (0.49)      (3.05)
                                                    -------    -------    -------     -------     -------
Total distributions...............................    (0.27)     (0.29)     (0.47)      (0.99)      (3.39)
                                                    -------    -------    -------     -------     -------
Net asset value, end of period....................  $ 18.23    $ 15.62    $ 12.55     $ 14.51     $ 15.83
                                                    =======    =======    =======     =======     =======
Total return......................................   18.59%     27.30%     (10.83)%     (2.21)%     4.81%
                                                    =======    =======    =======     =======     =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).......  $48,451    $23,512    $21,589     $10,081     $ 7,594
   Ratios to average net assets (annualized):
    Expenses(C)...................................    0.66%      0.66%      0.61%       0.64%       0.53%
    Net investment income(C)......................    1.49%      1.88%      1.82%       1.76%       3.71%
   Portfolio turnover rate(F).....................      29%        27%        34%         60%         58%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as investment adviser to the Large Cap Value Fund on December 1, 2000.

(E) GSB Investment Management, Inc. was removed as an investment adviser to the Large Cap Value Fund on March 1, 2000.

(F) The American AAdvantage Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.20 and 3.16, respectively for Institutional Class and 0.10 and 3.11, respectively for PlanAhead Class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  PLANAHEAD CLASS                                          AMR CLASS
 -------------------------------------------------   -----------------------------------------------------
              YEAR ENDED OCTOBER 31,                                YEAR ENDED OCTOBER 31,
 -------------------------------------------------   -----------------------------------------------------
  2004      2003      2002     2001(B D)   2000(E)     2004       2003       2002     2001(B D)   2000(E)
 -------   -------   -------   ---------   -------   --------   --------   --------   ---------   --------
 $ 15.05   $ 12.09   $ 14.00   $  15.40    $ 18.41   $  15.44   $  12.40   $  14.34   $  15.75    $  18.77
 -------   -------   -------   --------    -------   --------   --------   --------   --------    --------
    0.23      0.22(G)    0.25      0.26       0.60       0.30       0.29       0.31       0.34        0.65
    2.49      2.99(G)   (1.74)    (0.62)     (0.13)      2.58       3.06      (1.75)     (0.63)      (0.09)
 -------   -------   -------   --------    -------   --------   --------   --------   --------    --------
    2.72      3.21     (1.49)     (0.36)      0.47       2.88       3.35      (1.44)     (0.29)       0.56
 -------   -------   -------   --------    -------   --------   --------   --------   --------    --------
   (0.23)    (0.25)    (0.25)     (0.55)     (0.43)     (0.30)     (0.31)     (0.33)     (0.63)      (0.53)
      --        --     (0.17)     (0.49)     (3.05)        --         --      (0.17)     (0.49)      (3.05)
 -------   -------   -------   --------    -------   --------   --------   --------   --------    --------
   (0.23)    (0.25)    (0.42)     (1.04)     (3.48)     (0.30)     (0.31)     (0.50)     (1.12)      (3.58)
 -------   -------   -------   --------    -------   --------   --------   --------   --------    --------
 $ 17.54   $ 15.05   $ 12.09   $  14.00    $ 15.40   $  18.02   $  15.44   $  12.40   $  14.34    $  15.75
 =======   =======   =======   ========    =======   ========   ========   ========   ========    ========
  18.26%    26.99%    (11.13)%    (2.47)%    4.56%     18.89%     27.64%     (10.62)%    (1.98)%     5.08%
 =======   =======   =======   ========    =======   ========   ========   ========   ========    ========
 $51,489   $21,331   $15,941   $ 12,280    $11,507   $696,206   $598,869   $511,287   $654,239    $737,111
   0.94%     0.95%     0.93%      0.89%      0.84%      0.38%      0.39%      0.36%      0.36%       0.34%
   1.21%     1.57%     1.53%      1.54%      2.51%      1.79%      2.13%      2.06%      2.09%       3.07%
     29%       27%       34%        60%        58%        29%        27%        34%        60%         58%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS
                                                            ----------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,           JULY 31 TO
                                                            --------------------------------------   OCTOBER 31,
                                                             2004      2003      2002       2001        2000
                                                            ------    -------   -------    -------   -----------
Net asset value, beginning of period......................  $ 5.47    $  4.53   $  5.66    $  9.54     $10.00
                                                            ------    -------   -------    -------     ------
Income from investment operations:
    Net investment income (loss)(A).......................    0.02       0.02      0.03      (0.01)        --
    Net gains (losses) on securities (both realized and
      unrealized)(A)......................................    0.35       0.94     (1.16)     (3.86)     (0.46)
                                                            ------    -------   -------    -------     ------
Total income (loss) from investment operations............    0.37       0.96     (1.13)     (3.87)     (0.46)
                                                            ------    -------   -------    -------     ------
Less distributions:
    Dividends from net investment income..................   (0.02)     (0.02)       --      (0.01)        --
                                                            ------    -------   -------    -------     ------
Total distributions.......................................   (0.02)     (0.02)       --      (0.01)        --
                                                            ------    -------   -------    -------     ------
Net asset value, end of period............................  $ 5.82    $  5.47   $  4.53    $  5.66     $ 9.54
                                                            ======    =======   =======    =======     ======
Total return..............................................   6.71%     21.15%    (19.96)%   (40.62)%    (4.60)%(C)
                                                            ======    =======   =======    =======     ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)..............  $    1    $     1   $     1    $     1     $    1
    Ratios to average net assets (annualized)(A):
      Expenses............................................   0.84%      0.87%     0.87%      0.99%      0.99%
      Net investment income (loss)........................   0.18%      0.18%     0.06%      (0.26)%       --
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(A)..........  12.38%         --        --      0.02%      0.29%
    Portfolio turnover rate(B)............................    131%       138%      135%        85%         9%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The American AAdvantage Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           AMR CLASS
 -------------------------------------------------------------
            YEAR ENDED OCTOBER 31,                 JULY 31 TO
 ---------------------------------------------     OCTOBER 31,
  2004        2003        2002          2001          2000
 -------     -------     -------       -------     -----------
 $  5.48     $  4.54     $  5.67       $  9.55       $ 10.00
 -------     -------     -------       -------       -------
    0.02        0.02        0.02          0.01          0.01
    0.36        0.93       (1.14)        (3.87)        (0.46)
 -------     -------     -------       -------       -------
    0.38        0.95       (1.12)        (3.86)        (0.45)
 -------     -------     -------       -------       -------
   (0.02)      (0.01)      (0.01)        (0.02)           --
 -------     -------     -------       -------       -------
   (0.02)      (0.01)      (0.01)        (0.02)           --
 -------     -------     -------       -------       -------
 $  5.84     $  5.48     $  4.54       $  5.67       $  9.55
 =======     =======     =======       =======       =======
   6.88%      21.09%      (19.85)%      (40.51)%       (4.50)%(C)
 =======     =======     =======       =======       =======
 $55,121     $48,926     $28,017       $23,804       $19,505
   0.71%       0.68%       0.67%         0.70%         0.74%
   0.34%       0.40%       0.30%         0.08%         0.25%
      --          --          --         0.02%         0.14%
    131%        138%        135%           85%            9%(C)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                  JUNE 30 TO
                                                                  OCTOBER 31,
                                                                     2004
                                                              -------------------
Net asset value, beginning of period........................        $ 10.00
                                                                    -------
Income from investment operations:
    Net investment income...................................           0.02(B)
    Net gains on securities (both realized and
     unrealized)............................................           0.25
                                                                    -------
Total income from investment operations.....................           0.27
                                                                    -------
Less distributions:
    Dividends from net investment income....................             --
    Distributions from net realized gains on securities.....             --
                                                                    -------
Total distributions.........................................             --
                                                                    -------
Net asset value, end of period..............................        $ 10.27
                                                                    =======
Total return................................................          2.70%(A)
                                                                    =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................        $25,546
    Ratios to average net assets (annualized):
      Expenses..............................................          1.14%
      Net investment income.................................          0.73%
      Decrease reflected in above expense ratio due to
       absorption of expenses by the Manager................          0.20%
    Portfolio turnover rate.................................             6%(A)

---------------

(A)  Not annualized.

(B)  Based on average shares outstanding.

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              INSTITUTIONAL CLASS
                                                             -----------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------------
                                                             2004(G)     2003(D)      2002      2001(C)     2000
                                                             --------    --------    -------    -------    -------
Net asset value, beginning of period.......................  $  16.21    $  11.28    $ 11.69    $ 10.08    $  9.07
                                                             --------    --------    -------    -------    -------
Income from investment operations:
    Net investment income (loss)(A)........................      0.07       (0.01)     (0.01)      0.16       0.21
    Net gains on securities (both realized and
      unrealized)(A).......................................      3.09        5.24       0.47       1.81       1.01
                                                             --------    --------    -------    -------    -------
Total income from investment operations....................      3.16        5.23       0.46       1.97       1.22
                                                             --------    --------    -------    -------    -------
Less distributions:
    Dividends from net investment income...................     (0.08)      (0.02)     (0.11)     (0.19)     (0.04)
    Distributions from net realized gains on securities....     (0.44)      (0.28)     (0.76)     (0.17)     (0.17)
                                                             --------    --------    -------    -------    -------
Total distributions........................................     (0.52)      (0.30)     (0.87)     (0.36)     (0.21)
                                                             --------    --------    -------    -------    -------
Net asset value, end of period.............................  $  18.85    $  16.21    $ 11.28    $ 11.69    $ 10.08
                                                             ========    ========    =======    =======    =======
Total return...............................................    19.86%      47.45%      3.29%     20.16%     13.78%
                                                             ========    ========    =======    =======    =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)...............  $429,540    $ 89,579    $21,936    $ 2,364    $ 1,955
    Ratios to average net assets (annualized):
      Expenses(A)..........................................     0.89%       0.89%      0.82%      0.89%      0.92%
      Net investment income(loss)(A).......................     0.57%       0.60%      0.81%      1.38%      1.62%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(A)...........        --          --         --         --      0.06%
    Portfolio turnover rate(B).............................       35%         75%        81%        93%        63%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The American AAdvantage Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment adviser to the Small Cap Value Fund on September 18, 2003.

(E)  Not annualized.

(F) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(G) The Boston Company was added as an investment adviser to the Small Cap Value Fund on September 27, 2004.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    PLANAHEAD CLASS                          SERVICE CLASS               AMR CLASS
    ------------------------------------------------   -------------------------   ----------------------
                 YEAR ENDED OCTOBER 31,                YEAR ENDED     MAY 1 TO     YEAR ENDED OCTOBER 31,
    ------------------------------------------------   OCTOBER 31,   OCTOBER 31,   ----------------------
    2004(G)    2003(D)    2002     2001(C)    2000       2004(G)       2003(D)       2004(G)     2003(D)
    --------   -------   -------   -------   -------   -----------   -----------   -----------   --------
    $  15.95   $ 11.22   $ 11.64   $ 10.08   $  9.05    $  15.92      $   11.88     $  16.13     $  11.30
    --------   -------   -------   -------   -------    --------      ---------     --------     --------
        0.08      0.05      0.06      0.15      0.08        0.01             --         0.14         0.10
        2.98      5.08      0.36      1.76      1.14        3.00           4.04         3.04         5.15
    --------   -------   -------   -------   -------    --------      ---------     --------     --------
        3.06      5.13      0.42      1.91      1.22        3.01           4.04         3.18         5.25
    --------   -------   -------   -------   -------    --------      ---------     --------     --------
       (0.03)    (0.12)    (0.08)    (0.18)    (0.02)         --             --        (0.09)       (0.14)
       (0.44)    (0.28)    (0.76)    (0.17)    (0.17)      (0.44)            --        (0.44)       (0.28)
    --------   -------   -------   -------   -------    --------      ---------     --------     --------
       (0.47)    (0.40)    (0.84)    (0.35)    (0.19)      (0.44)            --        (0.53)       (0.42)
    --------   -------   -------   -------   -------    --------      ---------     --------     --------
    $  18.54   $ 15.95   $ 11.22   $ 11.64   $ 10.08    $  18.49      $   15.92     $  18.78     $  16.13
    ========   =======   =======   =======   =======    ========      =========     ========     ========
      19.56%    47.12%     2.99%    19.58%    13.76%      19.24%         34.01%       20.12%       47.93%
    ========   =======   =======   =======   =======    ========      =========     ========     ========
    $466,364   $66,906   $16,190   $ 1,197   $   440    $ 11,828      $       1     $438,353     $327,542
       1.15%     1.16%     1.11%     1.17%     1.18%       1.38%          1.49%        0.60%        0.61%
       0.33%     0.39%     0.52%     1.06%     1.71%       0.17%          (0.05)%      0.84%        0.95%
          --        --        --        --     0.06%       0.31%      1,087.55%           --           --
         35%       75%       81%       93%       63%         35%            75%(F)       35%          75%

               AMR CLASS
     ------------------------------
       YEAR ENDED OCTOBER 31,
     ------------------------------
       2002     2001(C)      2000
     --------   --------   --------
     $  11.71   $  10.10   $   9.08
     --------   --------   --------
         0.15       0.15       0.22
         0.34       1.85       1.04
     --------   --------   --------
         0.49       2.00       1.26
     --------   --------   --------
        (0.14)     (0.22)     (0.07)
        (0.76)     (0.17)     (0.17)
     --------   --------   --------
        (0.90)     (0.39)     (0.24)
     --------   --------   --------
     $  11.30   $  11.71   $  10.10
     ========   ========   ========
        3.54%     20.52%     14.19%
     ========   ========   ========
     $181,180   $137,811   $ 53,715
        0.56%      0.64%      0.68%
        1.09%      1.55%      1.89%
           --         --      0.06%
          81%        93%        63%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                 INSTITUTIONAL CLASS
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                               2004(B)      2003(F)       2002      2001(E)       2000
                                                              ----------    --------    --------    --------    --------
Net asset value, beginning of period........................  $    15.46    $  12.10    $  13.77    $  17.95    $  19.36
                                                              ----------    --------    --------    --------    --------
Income from investment operations:
Net investment income(A D)..................................        0.30        0.25        0.21        0.24        0.36
   Net gains (losses) on securities (both realized and
    unrealized)(D)..........................................        3.12        3.47       (1.62)      (2.96)       0.18
                                                              ----------    --------    --------    --------    --------
Total income (loss) from investment operations..............        3.42        3.72       (1.41)      (2.72)       0.54
                                                              ----------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income.....................       (0.41)      (0.36)      (0.26)      (0.22)      (0.31)
   Distributions from net realized gains on securities......          --          --          --       (1.24)      (1.64)
                                                              ----------    --------    --------    --------    --------
Total distributions.........................................       (0.41)      (0.36)      (0.26)      (1.46)      (1.95)
                                                              ----------    --------    --------    --------    --------
Redemption fees added to beneficial interest................          --(I)       --(I)       --          --          --
                                                              ----------    --------    --------    --------    --------
Net asset value, end of period..............................  $    18.47    $  15.46    $  12.10    $  13.77    $  17.95
                                                              ==========    ========    ========    ========    ========
Total return................................................      22.49%      31.61%      (10.51)%    (16.54)%     2.36%
                                                              ==========    ========    ========    ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).................  $1,029,272    $722,333    $537,476    $519,151    $587,869
   Ratios to average net assets (annualized):
    Expenses(D).............................................       0.76%       0.79%       0.75%       0.78%       0.72%
    Net investment income(D)................................       1.69%       1.97%       1.56%       1.54%       1.64%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager (D).............          --          --          --          --          --
   Portfolio turnover rate(C)...............................         36%         44%         43%         36%         45%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The Boston Company was added as an investment adviser to the International Equity Fund on September 27, 2004.

(C) The American AAdvantage International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment adviser to the International Equity Fund on August 31, 2001.

(F) Independence Investment LLC was removed as an investment adviser to the International Equity Fund on October 24, 2003.

(G)  Not annualized

(H) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(I)  Amounts represent less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     PLANAHEAD CLASS                           SERVICE CLASS
    --------------------------------------------------   -------------------------
                  YEAR ENDED OCTOBER 31,                 YEAR ENDED     MAY 1 TO
    --------------------------------------------------   OCTOBER 31,   OCTOBER 31,
    2004(B)    2003(F)     2002     2001(E)     2000       2004(B)       2003(F)
    --------   --------   -------   --------   -------   -----------   -----------
    $  15.34   $  11.95   $ 13.58   $  17.72   $ 19.13    $   15.31    $    12.18
    --------   --------   -------   --------   -------    ---------    ----------
        0.26       0.22      0.15       0.19      0.31         0.30          0.09
        3.08       3.46     (1.56)     (2.92)     0.18         2.99          3.04
    --------   --------   -------   --------   -------    ---------    ----------
        3.34       3.68     (1.41)     (2.73)     0.49         3.29          3.13
    --------   --------   -------   --------   -------    ---------    ----------
       (0.37)     (0.29)    (0.22)     (0.17)    (0.26)       (0.36)           --
          --         --        --      (1.24)    (1.64)          --            --
    --------   --------   -------   --------   -------    ---------    ----------
       (0.37)     (0.29)    (0.22)     (1.41)    (1.90)       (0.36)           --
    --------   --------   -------   --------   -------    ---------    ----------
          --(I)       --(I)      --       --        --           --(I)         --(I)
    --------   --------   -------   --------   -------    ---------    ----------
    $  18.31   $  15.34   $ 11.95   $  13.58   $ 17.72    $   18.24    $    15.31
    ========   ========   =======   ========   =======    =========    ==========
      22.16%     31.62%    (10.57)%   (16.79)%   2.08%       21.88%        25.70%(G)
    ========   ========   =======   ========   =======    =========    ==========
    $310,540   $177,425   $99,636   $113,948   $85,680    $     739    $        1
       1.02%      1.10%     1.04%      1.10%     1.01%        1.27%         1.50%
       1.46%      1.68%     1.35%      1.22%     1.43%        0.81%         1.33%
          --         --        --         --        --        4.99%     1,137.58%
         36%        44%       43%        36%       45%          36%           44%(H)

                          AMR CLASS
     ----------------------------------------------------
                    YEAR ENDED OCTOBER 31,
     ----------------------------------------------------
     2004(B)    2003(F)      2002     2001(E)      2000
     --------   --------   --------   --------   --------
     $  15.54   $  12.18   $  13.86   $  18.07   $  19.46
     --------   --------   --------   --------   --------
         0.34       0.29       0.24       0.28       0.41
         3.14       3.46      (1.62)     (2.98)      0.20
     --------   --------   --------   --------   --------
         3.48       3.75      (1.38)     (2.70)      0.61
     --------   --------   --------   --------   --------
        (0.44)     (0.39)     (0.30)     (0.27)     (0.36)
           --         --         --      (1.24)     (1.64)
     --------   --------   --------   --------   --------
        (0.44)     (0.39)     (0.30)     (1.51)     (2.00)
     --------   --------   --------   --------   --------
           --(I)       --(I)       --       --         --
     --------   --------   --------   --------   --------
     $  18.58   $  15.54   $  12.18   $  13.86   $  18.07
     ========   ========   ========   ========   ========
       22.84%     31.77%     (10.26)%   (16.35)%    2.69%
     ========   ========   ========   ========   ========
     $460,114   $322,801   $264,579   $301,762   $428,329
        0.49%      0.52%      0.49%      0.52%      0.46%
        1.97%      2.22%      1.81%      1.78%      1.92%
                      --         --         --         --
          36%        44%        43%        36%        45%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,          JULY 31 TO
                                                              ------------------------------------   OCTOBER 31,
                                                               2004      2003      2002     2001        2000
                                                              -------   -------   ------   -------   -----------
Net asset value, beginning of period........................  $ 10.62   $  7.20   $ 6.64   $  8.17     $ 10.00
                                                              -------   -------   ------   -------     -------
Income from investment operations:
    Net investment income(A)................................     0.07      0.04     0.09      0.11          --
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................     2.01      3.43     0.56     (1.62)      (1.83)
                                                              -------   -------   ------   -------     -------
Total income (loss) from investment operations..............     2.08      3.47     0.65     (1.51)      (1.83)
                                                              -------   -------   ------   -------     -------
Less distributions:
    Dividends from net investment income....................    (0.06)    (0.05)   (0.09)    (0.01)         --
    Distributions from net realized gains on securities.....       --        --       --     (0.01)         --
                                                              -------   -------   ------   -------     -------
Total distributions.........................................    (0.06)    (0.05)   (0.09)    (0.02)         --
                                                              -------   -------   ------   -------     -------
Redemption fees added to beneficial interests(E)                   --(E)      --      --        --          --
                                                              -------   -------   ------   -------     -------
Net asset value, end of period..............................  $ 12.64   $ 10.62   $ 7.20   $  6.64     $  8.17
                                                              =======   =======   ======   =======     =======
Total return................................................   19.65%    48.45%    9.80%    (18.52)%    (18.30)%(C)
                                                              =======   =======   ======   =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $ 7,282   $ 3,557   $1,769   $ 1,495     $     1
    Ratios to average net assets (annualized):
      Expenses(A)...........................................    1.85%     1.76%    1.51%     1.43%       1.87%
      Net investment income (loss)(A).......................    0.74%     0.62%    1.11%     2.07%       (0.47)%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager...............       --        --       --        --          --
    Portfolio turnover rate(B)..............................      76%       80%      94%       95%         23%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The American AAdvantage Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

(E)  Amounts represent less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           PLANAHEAD CLASS                                   AMR CLASS
-------------------------------------   ---------------------------------------------------
        YEAR ENDED
        OCTOBER 31,      OCTOBER 1 TO          YEAR ENDED OCTOBER 31,           JULY 31 TO
     -----------------   OCTOBER 31,    -------------------------------------   OCTOBER 31,
      2004      2003         2002        2004      2003      2002      2001        2000
     -------   -------   ------------   -------   -------   -------   -------   -----------
     $ 10.55   $  7.19      $ 6.86      $ 10.66   $  7.22   $  6.65   $  8.18     $ 10.00
     -------   -------      ------      -------   -------   -------   -------     -------
        0.04      0.09          --         0.10      0.07      0.09      0.13          --
        1.99      3.34        0.33         2.00      3.44      0.59     (1.63)      (1.82)
     -------   -------      ------      -------   -------   -------   -------     -------
        2.03      3.43        0.33         2.10      3.51      0.68     (1.50)      (1.82)
     -------   -------      ------      -------   -------   -------   -------     -------
       (0.05)    (0.07)         --        (0.08)    (0.07)    (0.11)    (0.02)         --
          --        --          --           --        --        --     (0.01)         --
     -------   -------      ------      -------   -------   -------   -------     -------
       (0.05)    (0.07)         --        (0.08)    (0.07)    (0.11)    (0.03)         --
     -------   -------      ------      -------   -------   -------   -------     -------
          --(E)      --         --           --(E)      --       --        --          --
     -------   -------      ------      -------   -------   -------   -------     -------
     $ 12.53   $ 10.55      $ 7.19      $ 12.68   $ 10.66   $  7.22   $  6.65     $  8.18
     =======   =======      ======      =======   =======   =======   =======     =======
      19.33%    48.07%       4.81%(C)    20.00%    48.84%    10.10%    (18.40)%    (18.20)%(C)
     =======   =======      ======      =======   =======   =======   =======     =======
     $ 1,214   $   492      $    1      $74,199   $51,498   $32,731   $20,660     $17,308
       2.14%     2.08%       1.87%        1.59%     1.50%     1.26%     1.30%       1.60%
       0.37%     0.57%       (0.25)%      1.01%     0.92%     1.35%     1.76%       (0.19)%

       0.06%        --          --           --        --        --        --          --
         76%       80%         94%(D)       76%       80%(C)     94%      95%         23%(C)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                               INSTITUTIONAL CLASS
                                                              -----------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,         DECEMBER 29, 2000
                                                              ---------------------------------    TO OCTOBER 31,
                                                                2004          2003       2002           2001
                                                              --------      --------   --------   -----------------
Net asset value, beginning of period........................  $  10.73      $   9.63   $   9.82        $ 10.00
                                                              --------      --------   --------        -------
Income from investment operations:
    Net investment income...................................      0.78          0.78       0.80           0.71
    Net gains (losses) on securities (both realized and
      unrealized)...........................................      0.27          1.10      (0.19)         (0.18)
                                                              --------      --------   --------        -------
Total income from investment operations.....................      1.05          1.88       0.61           0.53
                                                              --------      --------   --------        -------
Less distributions:
    Dividends from net investment income....................     (0.78)        (0.78)     (0.80)         (0.71)
    Distributions from net realized gains on securities.....     (0.14)           --         --             --
                                                              --------      --------   --------        -------
Total distributions.........................................     (0.92)        (0.78)     (0.80)         (0.71)
                                                              --------      --------   --------        -------
Net asset value, end of period..............................  $  10.86      $  10.73   $   9.63        $  9.82
                                                              ========      ========   ========        =======
Total return................................................    10.19%        20.11%      6.28%          5.33%(A)
                                                              ========      ========   ========        =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $241,777      $161,380   $104,813        $53,275
    Ratios to average net assets (annualized):
      Expenses..............................................     0.88%         0.90%      0.90%          0.90%
      Net investment income.................................     7.27%         7.51%      8.02%          8.48%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager...............     0.04%         0.10%      0.08%          0.17%
    Portfolio turnover rate.................................      138%          114%       163%           145%(A)

---------------

(A)  Not annualized.

(B) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

(C) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           PLANAHEAD CLASS                    SERVICE CLASS
-------------------------------------   -------------------------
        YEAR ENDED
        OCTOBER 31,       MARCH 1 TO    YEAR ENDED     MAY 1 TO
    -------------------   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
      2004       2003        2002          2004          2003
    --------   --------   -----------   -----------   -----------
    $  10.73   $   9.63     $10.10       $   10.73     $  10.47
    --------   --------     ------       ---------     --------
        0.74       0.75       0.50            0.71         0.29
        0.28       1.10      (0.47)           0.27         0.26
    --------   --------     ------       ---------     --------
        1.02       1.85       0.03            0.98         0.55
    --------   --------     ------       ---------     --------
       (0.74)     (0.75)     (0.50)          (0.70)       (0.29)
       (0.14)        --         --           (0.14)          --
    --------   --------     ------       ---------     --------
       (0.88)     (0.75)     (0.50)          (0.84)       (0.29)
    --------   --------     ------       ---------     --------
    $  10.87   $  10.73     $ 9.63       $   10.87     $  10.73
    ========   ========     ======       =========     ========
       9.94%     19.57%      (0.26)%(A)      9.41%        5.46%(A)
    ========   ========     ======       =========     ========
    $148,266   $125,654     $4,029       $       4     $      1
       1.20%      1.24%      1.27%           1.57%        1.71%
       6.95%      7.11%      7.20%           6.57%        6.51%
          --         --         --         439.24%      805.12%
        138%       114%       163%(B)         138%         114%(C)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                   PLANAHEAD CLASS
                                                              -------------------------
                                                              YEAR ENDED    JUNE 30 TO
                                                              OCTOBER 31,   OCTOBER 31,
                                                                 2004          2003
                                                              -----------   -----------
Net asset value, beginning of period........................   $   9.96      $  10.00
                                                               --------      --------
Income from investment operations:
    Net investment income...................................       0.26          0.07(B)
    Net gains (losses) on securities (both realized and
     unrealized)............................................       0.20         (0.04)
                                                               --------      --------
Total income from investment operations.....................       0.46          0.03
                                                               --------      --------
Less distributions:
    Dividends from net investment income....................      (0.26)        (0.07)
    Distributions from net realized gains on securities.....         --            --
                                                               --------      --------
Total distributions.........................................      (0.26)        (0.07)
                                                               --------      --------
Net asset value, end of period..............................   $  10.16      $   9.96
                                                               ========      ========
Total return................................................      4.70%         0.32%(A)
                                                               ========      ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................   $103,897      $101,072
    Ratios to average net assets (annualized):
      Expenses..............................................      1.00%         0.93%
      Net investment income.................................      2.54%         2.20%
    Portfolio turnover rate.................................        72%           57%(A)

---------------

(A)  Not annualized.

(B)  Based on average shares outstanding.

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                           INSTITUTIONAL CLASS
                                                              ----------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------
                                                               2004      2003      2002      2001      2000
                                                              -------   -------   -------   -------   ------
Net asset value, beginning of period........................  $ 10.45   $ 10.42   $ 10.51   $  9.72   $ 9.58
                                                              -------   -------   -------   -------   ------
Income from investment operations:
    Net investment income(A)................................     0.37      0.41      0.51      0.57     0.59
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................     0.14      0.03     (0.09)     0.79     0.14
                                                              -------   -------   -------   -------   ------
Total income from investment operations.....................     0.51      0.44      0.42      1.36     0.73
                                                              -------   -------   -------   -------   ------
Less distributions:
    Dividends from net investment income....................    (0.42)    (0.41)    (0.51)    (0.57)   (0.59)
    Distributions from net realized gains on securities.....       --        --        --        --       --
                                                              -------   -------   -------   -------   ------
Total distributions.........................................    (0.42)    (0.41)    (0.51)    (0.57)   (0.59)
                                                              -------   -------   -------   -------   ------
Net asset value, end of period..............................  $ 10.54   $ 10.45   $ 10.42   $ 10.51   $ 9.72
                                                              =======   =======   =======   =======   ======
Total return................................................    4.90%     4.31%     4.21%    14.36%    7.89%
                                                              =======   =======   =======   =======   ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $   912   $ 1,024   $74,919   $60,842   $  115
    Ratios to average net assets (annualized):
      Expenses(A)...........................................    0.80%     0.58%     0.56%     0.54%    0.59%
      Net investment income(A)..............................    3.51%     4.02%     4.99%     5.55%    6.31%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(A)............       --        --        --        --       --
    Portfolio turnover rate(B)..............................     106%      187%      185%      164%     102%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The American AAdvantage Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  PLAN AHEAD CLASS                                     AMR CLASS
    --------------------------------------------   --------------------------------------------------
               YEAR ENDED OCTOBER 31,                            YEAR ENDED OCTOBER 31,
    --------------------------------------------   --------------------------------------------------
     2004      2003     2002     2001      2000      2004       2003       2002      2001      2000
    -------   ------   ------   -------   ------   --------   --------   --------   -------   -------
    $ 10.31   $10.27   $10.34   $  9.57   $ 9.63   $  10.24   $  10.22   $  10.30   $  9.53   $  9.58
    -------   ------   ------   -------   ------   --------   --------   --------   -------   -------
       0.35     0.39     0.48      0.53     0.59       0.40       0.45       0.53      0.58      0.64
       0.14     0.04    (0.07)     0.77    (0.06)      0.14       0.02      (0.08)     0.77     (0.05)
    -------   ------   ------   -------   ------   --------   --------   --------   -------   -------
       0.49     0.43     0.41      1.30     0.53       0.54       0.47       0.45      1.35      0.59
    -------   ------   ------   -------   ------   --------   --------   --------   -------   -------
      (0.39)   (0.39)   (0.48)    (0.53)   (0.59)     (0.45)     (0.45)     (0.53)    (0.58)    (0.64)
         --       --       --        --       --         --         --         --        --        --
    -------   ------   ------   -------   ------   --------   --------   --------   -------   -------
      (0.39)   (0.39)   (0.48)    (0.53)   (0.59)     (0.45)     (0.45)     (0.53)    (0.58)    (0.64)
    -------   ------   ------   -------   ------   --------   --------   --------   -------   -------
    $ 10.41   $10.31   $10.27   $ 10.34   $ 9.57   $  10.33   $  10.24   $  10.22   $ 10.30   $  9.53
    =======   ======   ======   =======   ======   ========   ========   ========   =======   =======
      4.86%    4.25%    4.10%    13.91%    5.76%      5.38%      4.62%      4.57%    14.58%     6.39%
    =======   ======   ======   =======   ======   ========   ========   ========   =======   =======
    $ 1,091   $1,395   $1,691   $   300   $  102   $ 96,242   $131,927   $144,098   $95,820   $40,555
      0.92%    0.86%    0.86%     0.83%    0.87%      0.34%      0.32%      0.30%     0.30%     0.39%
      3.39%    3.70%    4.60%     5.04%    6.07%      3.97%      4.32%      5.23%     5.84%     6.72%
      0.01%       --       --     0.01%    0.02%         --         --         --        --        --
       106%     187%     185%      164%     102%       106%       187%       185%      164%      102%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                               INSTITUTIONAL CLASS
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               2004        2003        2002        2001       2000
                                                              ------      ------      ------      -------    ------
Net asset value, beginning of period........................  $ 9.32      $ 9.45      $ 9.62      $  9.21    $ 9.30
                                                              ------      ------      ------      -------    ------
Income from investment operations:
    Net investment income(B)................................    0.24        0.37        0.42         0.57      0.62
    Net gains (losses) on securities (both realized and
      unrealized)(B)........................................   (0.03)      (0.04)      (0.11)        0.41     (0.10)
                                                              ------      ------      ------      -------    ------
Total income from investment operations.....................    0.21        0.33        0.31         0.98      0.52
                                                              ------      ------      ------      -------    ------
Less distributions:
    Dividends from net investment income....................   (0.44)      (0.46)      (0.48)       (0.57)    (0.61)
                                                              ------      ------      ------      -------    ------
Total distributions.........................................   (0.44)      (0.46)      (0.48)       (0.57)    (0.61)
                                                              ------      ------      ------      -------    ------
Net asset value, end of period..............................  $ 9.09      $ 9.32      $ 9.45      $  9.62    $ 9.21
                                                              ======      ======      ======      =======    ======
Total return................................................   2.21%       3.58%       3.37%       10.98%     5.83%
                                                              ======      ======      ======      =======    ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $3,324      $3,745      $8,396      $ 4,226    $3,687
    Ratios to average net assets (annualized):
      Expenses(B)...........................................   0.62%       0.54%       0.44%        0.51%     0.58%
      Net investment income(B)..............................   2.72%       4.30%       4.47%        6.06%     6.61%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(B)............      --          --          --           --        --
    Portfolio turnover rate(A)..............................     41%         81%         63%         104%       89%

---------------

(A) The American AAdvantage Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   PLANAHEAD CLASS                                               AMR CLASS
-----------------------------------------------------     -------------------------------------------------------
               YEAR ENDED OCTOBER 31,                                     YEAR ENDED OCTOBER 31,
-----------------------------------------------------     -------------------------------------------------------
 2004         2003       2002       2001        2000       2004        2003        2002        2001        2000
-------      ------     ------     -------     ------     -------     -------     -------     -------     -------
$  9.33      $ 9.45     $ 9.62     $  9.21     $ 9.30     $  9.31     $  9.44     $  9.60     $  9.20     $  9.29
-------      ------     ------     -------     ------     -------     -------     -------     -------     -------
   0.25        0.39       0.43        0.55       0.59        0.27        0.42        0.44        0.59        0.63
       )
  (0.07       (0.08)     (0.14)       0.41      (0.09)      (0.05)      (0.07)      (0.11)       0.40       (0.09)
-------      ------     ------     -------     ------     -------     -------     -------     -------     -------
   0.18        0.31       0.29        0.96       0.50        0.22        0.35        0.33        0.99        0.54
-------      ------     ------     -------     ------     -------     -------     -------     -------     -------
  (0.42)      (0.43)     (0.46)      (0.55)     (0.59)      (0.46)      (0.48)      (0.49)      (0.59)      (0.63)
-------      ------     ------     -------     ------     -------     -------     -------     -------
  (0.42)      (0.43)     (0.46)      (0.55)     (0.59)      (0.46)      (0.48)      (0.49)      (0.59)      (0.63)
-------      ------     ------     -------     ------     -------     -------     -------     -------     -------
$  9.09      $ 9.33     $ 9.45     $  9.62     $ 9.21     $  9.07     $  9.31     $  9.44     $  9.60     $  9.38
=======      ======     ======     =======     ======     =======     =======     =======     =======     =======
  1.84%       3.38%      3.16%      10.69%      5.56%       2.39%       3.82%       3.60%      11.07%       6.09%
=======      ======     ======     =======     ======     =======     =======     =======     =======     =======
$ 7,781      $5,783     $3,520     $ 1,257     $  489     $80,504     $91,911     $89,932     $81,370     $56,714
  0.87%       0.86%      0.73%       0.75%      0.84%       0.33%       0.33%       0.30%       0.33%       0.33%
  2.44%       4.00%      4.16%       5.76%      6.29%       3.00%       4.54%       4.63%       6.26%       6.88%
     --          --      0.04%          --      0.10%          --          --          --          --          --
    41%         81%        63%        104%        89%         41%         81%         63%        104%         89%

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of AMR Investment Services International Equity Portfolio

     We have audited the accompanying statement of assets and liabilities of the AMR Investment Services International Equity Portfolio (the "Portfolio"), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                         -s- Ernst & Young

Chicago, Illinois
December 17, 2004

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2004
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 91.38%
AUSTRALIA - 1.36%
AUSTRALIA PREFERRED STOCK - 0.30%
AMP Limited+.................       555,210   $    2,648
The News Corporation+........       379,160        2,981
                                              ----------
    TOTAL AUSTRALIA PREFERRED
      STOCK..................                      5,629
                                              ----------
AUSTRALIA COMMON STOCK - 1.06%
Alumina Limited+.............       926,340        3,815
Commonwealth Bank of
  Australia+.................       204,190        4,908
National Australia Bank+.....       308,420        6,529
WMC Resources Limited+.......       926,350        4,682
                                              ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                     19,934
                                              ----------
    TOTAL AUSTRALIA..........                     25,563
                                              ----------
CANADA COMMON STOCK - 2.25%
Alcan, Incorporated*.........       176,341        8,159
BCE, Incorporated*...........       299,790        6,964
Celestica, Incorporated+*....       741,600       10,772
Husky Energy,
  Incorporated+*.............       206,270        5,420
Manulife Financial
  Corporation*...............       234,865       10,969
                                              ----------
    TOTAL CANADA COMMON
      STOCK..................                     42,284
                                              ----------
DENMARK COMMON STOCK - 0.10%
Vestas Wind Systems+*........       147,226        1,832
                                              ----------
    TOTAL DENMARK COMMON
      STOCK..................                      1,832
                                              ----------
FINLAND COMMON STOCK - 1.50%
KCI Konecranes Oyj...........       105,880        4,231
M-real Oyj*..................       432,830        2,686
Nokia Oyj....................       178,900        2,768
Stora Enso Oyj...............       739,600       10,591
UPM-Kymmene Oyj..............       401,810        7,970
                                              ----------
    TOTAL FINLAND COMMON
      STOCK..................                     28,246
                                              ----------
FRANCE COMMON STOCK - 9.24%
Accor S.A.*..................        82,880        3,451
AXA+*........................       914,015       19,732
BNP Paribas S.A.+*...........       131,268        8,962
Carrefour S.A.*..............       192,190        8,443
Compagnie Generale des
  Etablissements Michelin*...        97,210        5,306
Credit Agricole S.A.+........       407,354       11,974
France Telecom S.A.+.........       430,660       12,367
Lagardere S.C.A.*............        84,200        5,441
Sanofi-Synthelabo*...........       546,127       40,046
Schneider Electric S.A. .....        36,300        2,411

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Societe BIC S.A.+*...........        54,527   $    2,536
Suez S.A.+*..................       244,630        5,735
Thomson S.A.*................       109,900        2,495
Total S.A.*..................       151,459       31,593
Vinci S.A.*..................       112,520       13,442
                                              ----------
    TOTAL FRANCE COMMON
      STOCK..................                    173,934
                                              ----------
GREECE COMMON STOCK - 0.10%
Hellenic Telecommunications
  Organization SA............       116,500        1,810
                                              ----------
    TOTAL GREECE COMMON
      STOCK..................                      1,810
                                              ----------
GERMANY - 7.72%
GERMANY PREFERRED STOCK - 2.51%
Depfa Bank plc+..............       541,037        8,308
Deutsche Postbank AG+........        39,400        1,572
Deutsche Telekom+*...........       733,000       14,089
Fresenius Medical Care AG....       118,569        6,490
Heidelberger Druck+*.........       235,032        6,770
Karstadt Quelle AG*..........       159,800        1,818
Schering AG*.................       128,800        8,306
                                              ----------
    TOTAL GERMANY PREFERRED
      STOCK..................                     47,353
                                              ----------
GERMANY COMMON STOCK - 5.21%
BASF AG+.....................       254,420       15,921
Bayer AG*....................       157,500        4,476
Celesio AG*..................       135,245        9,836
Deutsche Post AG.............       507,760        9,955
E.ON AG+*....................       270,060       22,042
Merck KGaA...................        88,460        4,944
Muenchener Rueckversicherung-
  Gesellschaft AG+*..........        22,397        2,198
Porsche AG+..................         4,500        2,873
Siemens AG*..................       118,800        8,871
Volkswagen AG*...............       382,880       17,061
                                              ----------
    TOTAL GERMANY COMMON
      STOCK..................                     98,177
                                              ----------
    TOTAL GERMANY............                    145,530
                                              ----------
HONG KONG COMMON STOCK - 1.18%
Cheung Kong Holdings
  Limited+...................       584,000        4,839
Henderson Land Development
  Company Limited+*..........     1,990,000        9,255
Hutchison Whampoa Limited+...       195,000        1,503
Swire Pacific Limited+.......       937,500        6,655
                                              ----------
    TOTAL HONG KONG COMMON
      STOCK..................                     22,252
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
IRELAND COMMON STOCK - 2.31%
Allied Irish Banks plc.......       969,535   $   16,966
Bank of Ireland..............       932,700       12,831
CRH plc......................       573,695       13,754
                                              ----------
    TOTAL IRELAND COMMON
      STOCK..................                     43,551
                                              ----------
ITALY COMMON STOCK - 2.70%
Enel S.p.A.+*................       985,860        8,945
Eni S.p.A.+*.................       901,857       20,543
Finmeccanica S.p.A...........     4,065,700        3,241
Riunione Adriatica di Sicurta
  S.p.A.*....................       211,223        4,476
SanPaolo IMI S.p.A. .........       199,600        2,539
Telecom Italia S.p.A.+*......     1,363,949        4,556
T.E.R.N.A.+*.................     1,283,500        3,137
UniCredito Italiano
  S.p.A. ....................       615,800        3,318
                                              ----------
    TOTAL ITALY COMMON
      STOCK..................                     50,755
                                              ----------
JAPAN COMMON STOCK - 12.35%
Acom Company Limited+........       165,680       10,411
Aiful Corporation+...........        25,500        2,549
Alps Electric Company
  Limited+...................       178,000        2,148
Canon, Incorporated+.........       267,800       13,235
Credit Saison Company
  Limited+...................        87,000        2,787
DENSO Corporation+...........       105,500        2,532
East Japan Railway Company+..         1,724        9,074
FANUC Limited+...............       140,000        8,467
Hitachi Limited+.............       574,000        3,618
Honda Motor Company
  Limited+...................       296,800       14,360
Kao Corporation+.............        66,000        1,525
Komatsu Limited+.............       764,000        5,119
Konica Corporation+..........       645,340        8,623
Kuraray Company Limited+.....       184,000        1,440
Minebea Company Limited+.....       685,000        2,913
Mitsubishi Estate Company
  Limited+...................       698,000        7,381
Murata Manufacturing Company
  Limited+...................        45,700        2,181
NEC Corporation+*............       409,000        2,273
NEC Electronics
  Corporation+*..............        78,900        3,862
Nintendo Company Limited+....        44,700        5,052
Nippon Express Company+......       518,000        2,501
Nippon Telegraph & Telephone
  Corporation+...............         1,224        5,205
Nissan Motor Company
  Limited+*..................     1,025,300       11,578
Nomura Holdings,
  Incorporated+..............     1,007,000       12,370
NTT DoCoMo, Incorporated+....         3,675        6,494

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Promise Company Limited+.....       172,600   $   10,993
Seiko Epson Corporation+*....       121,400        5,025
Sekisui House Limited+.......       222,000        2,295
Shin-Etsu Chemical Company
  Limited+...................       297,200       11,318
Shiseido Company Limited+....       108,000        1,411
Sompo Japan Insurance,
  Incorporated+..............       529,000        4,619
Sony Corporation+*...........       146,500        5,108
Sumitomo Chemical Company
  Limited+...................       697,000        3,385
Sumitomo Trust and Banking
  Company Limited+...........       848,000        4,952
Takeda Chemical Industries
  Limited+...................       231,600       11,205
Takefuji Corporation+*.......       166,970       10,571
Tokyo Gas Company
  Limited+*..................     2,364,000        8,824
Yamanouchi Pharm+*...........       139,700        5,135
                                              ----------
    TOTAL JAPAN COMMON
      STOCK..................                    232,539
                                              ----------
MEXICO COMMON STOCK - 0.20%
Telefonos de Mexico S.A. de
  C.V., ADR..................       111,700        3,825
                                              ----------
    TOTAL MEXICO COMMON
      STOCK..................                      3,825
                                              ----------
NETHERLANDS COMMON STOCK - 6.42%
ABN AMRO Holding N.V. .......       358,336        8,598
CNH Global N.V.+.............        50,780          866
Fortis Bank N.V.+............       116,100        2,964
Heineken N.V.+*..............       162,615        5,128
IHC Caland N.V. .............        64,180        3,687
ING Groep N.V.+..............       822,724       21,846
Koninklijke (Royal) Philips
  Electronics N.V. ..........     1,248,608       29,640
Royal Dutch Petroleum
  Company+*..................       440,090       23,986
TPG N.V.+....................       468,331       11,351
Unilever N.V.*...............        48,830        2,849
Vedior N.V. .................       521,236        7,684
Wolters Kluwer N.V. .........       125,100        2,288
                                              ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    120,887
                                              ----------
NEW ZEALAND COMMON STOCK - 0.67%
Carter Holt Harvey
  Limited+...................     1,750,417        2,576
Telecom Corporation of New
  Zealand Limited+...........     2,537,881       10,025
                                              ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                     12,601
                                              ----------
NORWAY COMMON STOCK - 1.29%
DnB NOR ASA*.................       382,600        3,249
Norsk Hydro ASA*.............        55,150        4,068

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Statoil ASA+*................       441,900   $    6,411
Telenor ASA*.................     1,321,510       10,547
                                              ----------
    TOTAL NORWAY COMMON
      STOCK..................                     24,275
                                              ----------
PORTUGAL COMMON STOCK - 1.00%
Portugal Telecom, SGPS,
  S.A.*......................     1,665,443       18,819
                                              ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                     18,819
                                              ----------
SINGAPORE COMMON STOCK - 1.59%
Creative Technology
  Limited+...................       659,320        7,454
Development Bank of Singapore
  Group Holdings Limited+....       860,795        8,075
Oversea-Chinese Banking
  Corporation Limited+.......     1,085,650        9,009
United Overseas Bank
  Limited+...................       659,000        5,350
                                              ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                     29,888
                                              ----------
SOUTH KOREA COMMON STOCK - 0.58%
Kookmin Bank, ADR,+*.........       140,510        4,725
Korea Electric Power
  Corporation+...............        86,860        1,796
LG Electronics,
  Incorporated+..............        76,760        4,333
                                              ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     10,854
                                              ----------
SPAIN COMMON STOCK - 4.38%
Altadis S.A.*................       472,842       17,409
Amadeus Global Travel
  Distribution*..............     1,460,356       12,016
Banco Popular Espanol S.A.*..        99,140        5,643
Enagas S.A.+*................       749,993        9,502
Endesa S.A.+.................       112,500        2,291
Iberdrola S.A.*..............       236,477        5,193
Repsol YPF S.A.+*............       267,740        5,821
Telefonica S.A.+.............     1,481,192       24,528
                                              ----------
    TOTAL SPAIN COMMON
      STOCK..................                     82,403
                                              ----------
SWEDEN COMMON STOCK - 2.25%
Atlas Copco AB...............       154,260        6,401
Autoliv, Incorporated+*......       147,500        6,277
Electrolux AB................       212,450        3,950
ForeningsSparbanken AB.......       136,170        2,869
Nordea AB+...................       604,280        5,251
Securitas AB.................       293,980        4,032
Stora Enso Oyj, Series A.....        66,662          957
Stora Enso Oyj, Series R.....       209,182        3,002

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
TDC A/S+.....................       109,240   $    4,054
Volvo AB.....................       148,990        5,656
                                              ----------
    TOTAL SWEDEN COMMON
      STOCK..................                     42,449
                                              ----------
SWITZERLAND COMMON STOCK - 5.74%
Adecco SA+...................       135,420        6,539
Clariant AG+.................       172,100        2,335
Compagnie Financiere
  Richemont AG+..............       191,300        5,440
Credit Suisse Group+.........       565,978       19,413
Geberit AG...................         7,542        4,927
Lonza Group AG+..............       111,740        5,475
Nestle SA+...................        35,500        8,422
Novartis AG+.................       253,272       12,113
SIG Holding AG+..............        30,538        5,730
Swiss Reinsurance+...........       268,320       16,519
Syngenta AG+.................        70,009        6,697
UBS AG+......................        64,080        4,632
Zurich Financial Services
  AG+........................        68,889        9,838
                                              ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    108,080
                                              ----------
UNITED KINGDOM COMMON STOCK - 26.45%
Abbey National plc...........       583,044        6,772
Alliance Unichem plc.........       385,550        4,722
AMVESCAP plc.................       353,530        1,917
Arriva plc...................       277,374        2,291
Aviva plc....................       920,993        9,224
BAA plc......................       805,468        8,489
BAE Systems plc+.............     4,933,847       21,603
Barclays plc.................     1,434,500       14,025
BHP Billiton plc.............       863,049        8,779
BOC Group....................       487,200        7,852
BP plc.......................     1,680,430       16,290
Brambles Industries plc......       700,641        3,386
British American Tobacco
  Industries plc.............       700,293       10,553
British Sky Broadcasting
  Group plc..................       281,160        2,627
BT Group plc+................     2,452,479        8,372
Cadbury Schweppes plc........     2,070,435       17,217
Compass Group plc............       980,870        4,056
Diageo plc...................     2,012,665       26,946
Emap plc.....................       226,000        3,265
FirstGroup plc...............     1,095,787        5,790
GKN plc......................       648,200        2,546
GlaxoSmithKline plc+.........     1,840,803       38,802
Hanson plc...................       922,955        6,819
HSBC Holdings plc............     1,319,365       21,325
Imperial Tobacco Group plc...       337,840        7,897
Kesa Electricals plc.........       507,200        2,535
Kidde plc....................     1,846,650        5,701
Kingfisher plc...............     1,672,439        9,290

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Lloyds TSB Group plc.........     1,543,392   $   12,225
Marks and Spencer Group
  plc+.......................       396,100        2,613
National Grid Transco plc....       529,870        4,611
Pearson plc..................       398,540        4,380
Prudential plc...............     1,154,100        8,494
Prudential plc, Rights+......       192,350          325
Reed Elsevier plc+...........       962,560        8,606
Rentokil Initial plc.........     3,256,460        9,276
Reuters Group plc+...........     1,384,576        9,434
Rio Tinto plc................       192,400        5,035
Rolls-Royce plc..............     1,062,190        5,061
Rolls-Royce Group plc, B
  Shares+....................    33,777,642           62
Royal Bank of Scotland Group
  plc........................     1,008,658       29,751
J. Sainsbury plc+............       544,500        2,579
Shell Transport & Trading
  Company plc................     2,909,101       22,922
Shire Pharmaceuticals Group
  plc........................       355,980        3,394
Smiths Group plc*............       550,570        7,543
Standard Chartered plc.......       173,680        3,107
TI Automotive(+).............       681,500           --
Unilever plc.................     2,773,934       23,399
Vodafone Group plc...........    15,507,967       39,757

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Wolseley plc.................       497,583   $    8,605
WPP Group plc................       296,000        2,973
Yell Group plc...............       724,190        4,871
                                              ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK...........                    498,114
                                              ----------
    TOTAL STOCKS.............                  1,720,491
                                              ----------
SHORT TERM INVESTMENTS - 26.90%
American AAdvantage Money
  Market Select Fund (Notes A
  and B).....................   258,586,572      258,587
AMR Investments Enhanced Cash
  Business Trust (Notes A and
  B).........................   248,093,891      248,094
                                              ----------
    TOTAL SHORT TERM
      INVESTMENTS............                    506,681
                                              ----------
TOTAL INVESTMENTS - 118.28%
  (COST $1,911,193)..........                  2,227,172
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (18.28%)..........                   (344,171)
                                              ----------
TOTAL NET ASSETS - 100%......                 $1,883,001
                                              ==========

---------------

(A) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(B) All or a portion of this security is purchased with cash collateral for securities loaned.

* - All or a portion of the security is on loan at October 31, 2004. See Note 5.

+ - Non-income producing security.

 (+) - Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY INDUSTRY DIVERSIFICATION
October 31, 2004
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    10.63%
Consumer Staples............................................     7.10%
Energy......................................................     7.28%
Financials..................................................    23.39%
Health Care.................................................     7.70%
Industrials.................................................    12.19%
Information Technology......................................     2.83%
Materials...................................................     7.31%
Short-Term Investments......................................    26.92%
Telecommunications Services.................................     9.10%
Utilities...................................................     3.83%
Liabilities, Net of Other Assets............................   (18.28%)
                                                               -------
                                                               100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004 (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A C)...  $1,720,491
    Investments in affiliated securities, at value(B).......     506,681
    Deposit with broker for futures contracts...............      13,764
    Cash denominated in foreign currency (cost $454)........         464
    Unrealized appreciation on foreign currency contracts...       4,206
    Dividends and interest receivable.......................       2,430
    Reclaims receivable.....................................         136
    Receivable for investments sold.........................      13,539
                                                              ----------
        TOTAL ASSETS........................................   2,261,711
                                                              ----------
LIABILITIES:
    Payable for investments purchased.......................         534
    Payable upon return of securities loaned................     375,950
    Payable for variation margin on open futures
     contracts..............................................         249
    Management and investment advisory fees payable (Note
     2).....................................................       1,530
    Other liabilities.......................................         447
                                                              ----------
        TOTAL LIABILITIES...................................     378,710
                                                              ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $1,883,001
                                                              ==========
---------------
(A) Cost of unaffiliated securities.........................  $1,404,512
(B) Cost of affiliated securities...........................  $  506,681
(C) Market value of securities on loan......................  $  357,879

STATEMENT OF OPERATIONS
Year ended October 31, 2004 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................  $    175
    Dividend income from unaffiliated securities (net of
     foreign taxes of $5,861)...............................    34,987
    Dividend income from affiliated securities..............     1,206
    Income derived from commission recapture (Note 6).......       451
    Income derived from securities lending, net (Note 5)....     1,621
                                                              --------
        TOTAL INVESTMENT INCOME.............................    38,440
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     5,341
    Custodian fees..........................................     1,751
    Professional fees.......................................        91
    Other expenses..........................................        19
                                                              --------
        TOTAL EXPENSES......................................     7,202
                                                              --------
NET INVESTMENT INCOME.......................................    31,238
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on:
      Investments...........................................    39,925
      Foreign currency transactions.........................    67,072
      Futures contracts.....................................    10,760
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................   114,562
      Foreign currency contracts and translations...........      (669)
      Futures contracts.....................................    48,245
                                                              --------
        NET GAIN ON INVESTMENTS.............................   279,895
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $311,133
                                                              ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                                                    OCTOBER 31,
                                                              -----------------------
                                                                 2004         2003
                                                              ----------   ----------
                                                                  (IN THOUSANDS)
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   31,238   $   23,975
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions............     117,757      (15,701)
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts and foreign currency
     translations...........................................     162,138      306,719
                                                              ----------   ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................     311,133      314,993
                                                              ----------   ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions...........................................     676,161      571,390
    Withdrawals.............................................    (387,228)    (552,053)
                                                              ----------   ----------

        NET INCREASE IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS.....     288,933       19,337
                                                              ----------   ----------
NET INCREASE IN NET ASSETS..................................     600,066      334,330
                                                              ----------   ----------
NET ASSETS:
    Beginning of period.....................................   1,282,935      948,605
                                                              ----------   ----------
    END OF PERIOD...........................................  $1,883,001   $1,282,935
                                                              ==========   ==========

-------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
-------------------------------------------------------------------------------------

                                                                       YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------
                                                               2004     2003     2002     2001    2000
                                                              ------   ------   -------   -----   -----
TOTAL RETURN................................................  22.85%   31.97%   (10.25%)    N/A     N/A
RATIOS TO AVERAGE NET ASSETS:
    Expenses................................................   0.46%    0.49%     0.47%   0.49%   0.44%
    Net investment income...................................   1.99%    2.26%     1.86%   1.82%   1.93%
PORTFOLIO TURNOVER RATE.....................................     36%      44%       43%     36%     45%

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
October 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

     Portfolio securities traded in foreign markets are valued using prices reported by local foreign markets. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, and other assets are valued at a fair value as determined by or under the direction of pricing committees established by the Trust's Board. The Funds' net asset values are determined at the time of the close of the New York Stock Exchange. The pricing committees will evaluate movements in the U.S. markets after the close of foreign markets and may adjust security prices to reflect changes in reaction to U.S. markets as determined by a third party model.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $1,421,368 during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Portfolio enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Portfolio has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to ..10% of the average daily net assets plus amounts paid by the Manager to the investment advisers hired by the Manager to direct investment activities of the Portfolio. Management fees paid during the period were as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISERS         MANAGER
                                                     ----------   ----------   ---------------   -----------
International Equity Portfolio.....................  .25%-.60%      $5,341         $3,769          $1,572

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

than cash, a fee up to 25% of such loan fees. During the year ended October 31, 2004, the Portfolio paid securities lending fees of $247,000 to the Manager.

  Investment in Affiliated Funds

     The Portfolio is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American AAdvantage Money Market Select Fund (the "Select Fund"), an affiliated fund. The Portfolio and the Select Fund have the same investment adviser and therefore, are considered to be affiliated. Cash collateral received by the Portfolio in connection with securities lending may be invested in the Select Fund and the AMR Investments Enhanced Cash Business Trust (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment adviser to the Affiliated Funds and receives an annualized fee equal to 0.10% of the average daily net assets of the Affiliated Funds. During the period, the Manager earned fees from the Affiliated Funds totaling $100,411 on the Portfolio's direct investment in the Affiliated Funds, and $310,232 from securities lending collateral invested in the Affiliated Funds.

     At October 31, 2003, the Portfolio had a balance in the Select Fund of $81,729,913. During the period, the Fund had purchases of $1,004,949,679 and sales of $955,948,979, for an ending balance of $130,730,613.

  Interfund Lending Program

     Pursuant to an Exemptive Order by the SEC, the Portfolio along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Portfolio to borrow from, or lend money to, other participating Funds. At October 31, 2004, the Portfolio had not utilized the credit facility.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2004, the cost of air transportation was not material to the Portfolio. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the year ended October 31, 2004 were $801,874 and $530,109, respectively.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

4.   FOREIGN CURRENCY CONTRACTS

     In order to protect itself against foreign currency fluctuations, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 2004, the Portfolio had outstanding forward foreign currency contracts as follows:

                                                                      SETTLEMENT   MARKET    UNREALIZED
CONTRACTS TO DELIVER                                                     DATE       VALUE    GAIN/(LOSS)
--------------------                                                  ----------   -------   -----------
(AMOUNTS IN THOUSANDS)
  2,443  Australian Dollar..........................................   12/17/04    $ 1,822     $   (89)
  2,974  Canadian Dollar............................................   12/17/04      2,440        (109)
  7,601  Euro Currency..............................................   12/17/04      9,726        (371)
806,916  Japanese Yen...............................................   12/17/04      7,647        (356)
  4,745  Pound Sterling.............................................   12/17/04      8,688        (164)
  5,650  Swedish Krona..............................................   12/17/04        799         (31)
  3,044  Swiss Franc................................................   12/17/04      2,555        (129)
                                                                                   -------     -------
Total contracts to deliver (Receivable amount $32,427)..............               $33,677     $(1,249)
                                                                                   =======     =======

                                                                     SETTLEMENT    MARKET    UNREALIZED
CONTRACTS TO RECEIVE                                                    DATE       VALUE     GAIN/(LOSS)
--------------------                                                 ----------   --------   -----------
(AMOUNTS IN THOUSANDS)
    9,705  Australian Dollar.......................................   12/17/04    $  7,235     $  525
   11,903  Canadian Dollar.........................................   12/17/04       9,766        542
   32,502  Euro Currency...........................................   12/17/04      41,589      1,660
3,709,996  Japanese Yen............................................   12/17/04      35,159      1,074
   20,908  Pound Sterling..........................................   12/17/04      38,283        949
   25,605  Swedish Krona...........................................   12/17/04       3,620        158
   13,888  Swiss Franc.............................................   12/17/04      11,655        547
                                                                                  --------     ------
Total contracts to receive (Payable amount $141,853)...............               $147,307     $5,455
                                                                                  ========     ======

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

5.   SECURITIES LENDING

     The Portfolio may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments,

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2004
--------------------------------------------------------------------------------

money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Portfolio and the Agent and is recorded as income for the Portfolio. To the extent that a loan is secured by non-cash collateral, brokers pay the Portfolio negotiated lenders' fees, which are divided between the Portfolio and the Agent and are recorded as securities lending income for the Portfolio. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

     Risks to the Portfolio in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At October 31, 2004, securities with a market value of approximately $357,879,000 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the Affiliated Funds totaled $375,950,000.

6.   COMMISSION RECAPTURE

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

7.   FUTURES CONTRACTS

     A summary of obligations under these financial instruments at October 31, 2004 is as follows:

                                                                                                  UNREALIZED
                                                                                    MARKET      APPRECIATION/
TYPE OF FUTURE                                        EXPIRATION     CONTRACTS      VALUE       (DEPRECIATION)
--------------                                       -------------   ---------   ------------   --------------
France CAC 40 Index................................  December 2004      306      $ 14,446,907    $   133,469
Germany DAX Index..................................  December 2004       83        10,495,982         29,367
UK FTSE 100 Index..................................  December 2004      458        38,925,986        195,046
Hang Seng Index....................................  November 2004       31         2,596,809         44,949
Italy MIB 30 Index.................................  December 2004       34         6,225,143        144,174
Tokyo FE TOPIX Index...............................  December 2004      337        34,274,404     (1,335,483)
Spain IBEX 35 Index................................  November 2004       54         5,772,420         93,926
Sweden OMX Index...................................  November 2004      384         3,795,787        (88,604)
Canada S&PCDA 60 Index.............................  December 2004      133        10,829,727        312,379
Australia SPI Index................................  December 2004      119         8,402,046        277,399
Netherlands 200 AEX Index..........................  November 2004       87         7,315,174          5,754
                                                                                 ------------    -----------
                                                                                 $143,080,385    $  (187,624)
                                                                                 ============    ===========

--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)
--------------------------------------------------------------------------------

     A special meeting of shareholders of the American AAdvantage Funds (the "Trust") was held on August 11, 2004. The meeting related to each series of the Trust with the exception of the Mid-Cap Value Fund (the "Funds"). The purpose of the meeting was to consider proposals regarding: (i) re-election of the five current Trustees and the election of three additional Trustees; (ii) changes to certain fundamental investment policies of the Funds; and (iii) the adoption of an amendment to the Declaration of Trust of the Trust to permit the Trustees to amend the Declaration of Trust in the future without shareholder approval under certain circumstances. Certain of the Funds ("Feeder Funds") currently operate under a "master-feeder" structure, pursuant to which a Feeder Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (each a "Portfolio") of the AMR Investment Services Trust ("AMR Trust") that has an identical investment objective to the Feeder Fund. Interestholders of the AMR Trust, principally the Feeder Funds, held a separate meeting to elect Trustees and to vote on proposed changes to certain fundamental investment policies of the Portfolios of the corresponding Feeder Funds. In addition, the interestholders also voted on whether to approve a Conversion Agreement pursuant to which the AMR Trust would convert from a New York common trust to a Massachusetts business trust ("Conversion"). Shareholders of each Feeder Fund were asked to provide voting instructions to the AMR Trust meeting. The Feeder Funds cast their votes in the same proportion as the votes cast by the Funds' shareholders at the meeting.

     Proposals 1, 3, 4, and 6 were Trust-level matters and therefore required a majority of the shareholders of the Trust to vote to achieve a quorum. Proposals 2 and 5 were Fund-level matters and therefore required a majority of the shareholders of a Fund to vote to achieve a quorum for that Fund. A quorum of the Trust was present for Proposals 1 and 4, and each proposal was approved by shareholders. Except for the Money Market and Municipal Money Market Funds, a quorum of each Fund was present for Proposals 2 and 5, and each proposal was approved by shareholders. A quorum of the Trust was present for Proposals 3 and 6, but there were not enough votes in favor of either proposal for shareholder approval.

     Proposals 2 and 5 for the Money Market and Municipal Money Market Funds and Proposals 3 and 6 for the Trust were adjourned to a second special meeting of shareholders on August 24, 2004. A quorum was still not present for the Money Market and Municipal Money Market Funds with respect to Proposals 2 and 5 at the August 24th meeting, so those matters were adjourned to a third special meeting of shareholders on September 17, 2004. A quorum of the Trust was present for Proposals 3 and 6, but the votes were not recorded and the Trust adjourned these matters to the September 17th meeting to coincide with the other Fund-level matters.

     At the September 17th meeting, a quorum was present for the Money Market and Municipal Money Market Funds, and Proposals 2 and 5 were approved by shareholders. In addition, a quorum of the Trust was present for Proposals 3 and 6, and each proposal was approved by shareholders.

     The final voting results for each Proposal are presented on the following page. The vote tallies for Proposals 1, 3, 4, and 6 include votes cast by shareholders of Funds not contained in this annual report.

--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)
--------------------------------------------------------------------------------

     (1) Elected the following Trustees to the Funds' Board of Trustees: W. Humphrey Bogart, Brenda A. Cline, Alan D. Feld, Richard A. Massman, Stephen D. O'Sullivan, William F. Quinn, R. Gerald Turner, and Kneeland Youngblood.

                                                                            TRUST
                                                              ----------------------------------
                                                                    FOR              WITHHELD
                                                                    ---              --------
Bogart......................................................  650,590,849.241     14,422,434.627
Cline.......................................................  650,579,020.453     14,434,263.415
Feld........................................................  645,570,380.770     19,442,903.098
Massman.....................................................  650,575,979.241     14,437,304.627
O'Sullivan..................................................  650,346,585.401     14,666,698.477
Quinn.......................................................  650,521,466.241     14,492,457.627
Turner......................................................  647,812,023.453     17,201,260.415
Youngblood..................................................  650,456,805.241     14,556,478.627

     (2)(a) Approved a change to the fundamental investment limitation on investments in commodities.

                           BALANCED      EMERGING MKTS   ENHANCED INC      HIGH YIELD      INTERMEDIATE
                        --------------   -------------   -------------   --------------   --------------
For...................  46,401,005.640   4,906,580.331   9,627,606.188   15,744,702.754   11,938,327.591
Against...............       6,762.151          0.000           0.000        50,204.000       18,409.000
Abstain...............       9,978.758        191.336           0.000        16,154.000        2,354.608
Broker Non-Votes*.....     228,979.000     51,245.000           0.000     4,916,329.000       32,219.000

                         INT'L EQUITY    LG CAP GROWTH     LG CAP VALUE     SHORT-TERM      SM CAP VALUE
                        --------------   --------------   --------------   -------------   --------------
For...................  64,496,750.799   10,147,326.622   40,594,175.513   9,095,488.726   30,705,663.526
Against...............     534,912.899           0.000        16,236.116      61,623.240      115,155.394
Abstain...............     724,592.539           0.000        12,407.915       7,181.031      479,407.001
Broker Non-Votes*.....  11,181,562.000           0.000       479,311.000     488,166.000    8,150,355.000

                                                       MONEY MKT      MUNI MONEY MKT   GOV MONEY MKT
                                                    ---------------   --------------   --------------
For...............................................  226,730,052.110   4,564,294.000    32,904,356.120
Against...........................................    3,074,933.700     406,295.000       195,123.000
Abstain...........................................   11,729,088.080      87,615.000             0.000
Broker Non-Votes*.................................            0.000           0.000     8,934,287.000

     (2)(b) Approved a change to the fundamental investment limitation on lending securities.

                           BALANCED      EMERGING MKTS   ENHANCED INC      HIGH YIELD      INTERMEDIATE
                        --------------   -------------   -------------   --------------   --------------
For...................  46,391,435.523   4,906,580.331   9,627,606.188   15,740,911.754   11,938,327.591
Against...............      16,332.268          0.000           0.000        49,730.000       18,409.000
Abstain...............       9,978.758        191.336           0.000        20,419.000        2,354.608
Broker Non-Votes*.....     228,979.000     51,245.000           0.000     4,916,329.000       32,219.000

                                             LG CAP
                         INT'L EQUITY        GROWTH        LG CAP VALUE     SHORT-TERM      SM CAP VALUE
                        --------------   --------------   --------------   -------------   --------------
For..................   64,561,233.427   10,147,326.622   40,592,880.290   9,088,150.726   30,695,938.571
Against..............     458,679.271             0.000       18,691.183     65,299.240       296,207.349
Abstain..............     736,343.539             0.000       11,248.071     10,843.031       308,080.001
Broker Non-Votes*....   11,181,562.000            0.000      497,311.000    488,166.000     8,150,355.000

                                                       MONEY MKT      MUNI MONEY MKT   GOV MONEY MKT
                                                    ---------------   --------------   --------------
For...............................................  222,577,475.230   4,564,294.000    32,865,110.120
Against...........................................    7,139,911.580     406,295.000       195,122.000
Abstain...........................................   11,816,687.080      87,615.000        39,247.000
Broker Non-Votes*.................................            0.000           0.000     8,934,287.000

--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)
--------------------------------------------------------------------------------

     (2)(c) Approved the deletion of the fundamental investment limitation on affiliated transactions.

                           BALANCED      EMERGING MKTS   ENHANCED INC      HIGH YIELD      INTERMEDIATE
                        --------------   -------------   -------------   --------------   --------------
For...................  46,389,698.640   4,906,231.331   9,627,606.188   15,738,813.754   11,940,787.591
Against...............      17,959.151        349.000           0.000        50,600.000       15,949.000
Abstain...............      10,088.758        191.336           0.000        21,647.000        2,354.608
Broker Non-Votes*.....     228,979.000     51,245.000           0.000     4,916,329.000       32,219.000

                         INT'L EQUITY    LG CAP GROWTH     LG CAP VALUE     SHORT-TERM      SM CAP VALUE
                        --------------   --------------   --------------   -------------   --------------
For...................  60,757,787.283   10,147,326.622   40,593,491.577   9,091,457.726   30,864,782.571
Against...............   4,246,045.415           0.000        16,421.834      65,600.240      123,570.349
Abstain...............     752,423.539           0.000        12,906.133       7,235.031      311,873.001
Broker Non-Votes*.....  11,181,562.000           0.000       479,311.000     488,166.000    8,150,355.000

                                                       MONEY MKT      MUNI MONEY MKT   GOV MONEY MKT
                                                    ---------------   --------------   --------------
For...............................................  220,180,992.310   3,477,061.000    32,904,360.120
Against...........................................    9,573,919.500   1,493,528.000       195,119.000
Abstain...........................................   11,779,162.080      87,615.000             0.000
Broker Non-Votes*.................................            0.000           0.000     8,934,287.000

     (2)(d) Approved a change to the fundamental investment limitation on the issuance of senior securities.

                           BALANCED      EMERGING MKTS   ENHANCED INC      HIGH YIELD      INTERMEDIATE
                        --------------   -------------   -------------   --------------   --------------
For...................  46,396,294.387   4,906,231.331   9,627,606.188   15,743,825.754   11,940,787.591
Against...............      11,709.404        349.000           0.000        49,364.000       15,949.000
Abstain...............       9,742.758        191.336           0.000        17,871.000        2,354.608
Broker Non-Votes*.....     228,979.000     51,245.000           0.000     4,916,329.000       32,219.000

                         INT'L EQUITY    LG CAP GROWTH     LG CAP VALUE     SHORT-TERM      SM CAP VALUE
                        --------------   --------------   --------------   -------------   --------------
For...................  64,071,875.799   10,147,326.622   40,600,095.304   9,091,758.726   30,872,021.571
Against...............     937,834.899           0.000        10,278.325      63,599.240      119,601.349
Abstain...............     746,545.539           0.000        12,445.915       8,935.031      308,603.001
Broker Non-Votes*.....  11,181,562.000           0.000       479,311.000     488,166.000    8,150,355.000

                                                       MONEY MKT      MUNI MONEY MKT   GOV MONEY MKT
                                                    ---------------   --------------   --------------
For...............................................  222,154,012.230   4,071,626.000    32,904,360.120
Against...........................................    7,530,585.580     894,226.000       195,119.000
Abstain...........................................   11,849,476.080      92,352.000             0.000
Broker Non-Votes*.................................            0.000           0.000     8,934,287.000

     (2)(e) Approved a change to the fundamental investment limitation on borrowing.

                           BALANCED      EMERGING MKTS   ENHANCED INC      HIGH YIELD      INTERMEDIATE
                        --------------   -------------   -------------   --------------   --------------
For...................  46,392,054.523   4,906,580.331   9,627,606.188   15,738,741.754   11,938,327.591
Against...............      16,059.268          0.000           0.000        50,759.000       18,409.000
Abstain...............       9,632.758        191.336           0.000        21,560.000        2,354.608
Broker Non-Votes*.....     228,979.000     51,245.000           0.000     4,916,329.000       32,219.000

                         INT'L EQUITY    LG CAP GROWTH     LG CAP VALUE     SHORT-TERM      SM CAP VALUE
                        --------------   --------------   --------------   -------------   --------------
For...................  64,358,381.427   10,147,326.622   40,587,599.519   9,094,315.726   30,858,227.571
Against...............     653,473.271           0.000        23,806.954      62,742.240      133,093.349
Abstain...............     744,401.539           0.000        11,413.071       7,235.031      308,905.001
Broker Non-Votes*.....  11,181,562.000           0.000       479,311.000     488,166.000    8,150,355.000

--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)
--------------------------------------------------------------------------------

                                                       MONEY MKT      MUNI MONEY MKT   GOV MONEY MKT
                                                    ---------------   --------------   --------------
For...............................................  222,583,327.230   4,071,626.000    32,904,360.120
Against...........................................    7,121,635.580     898,963.000       195,119.000
Abstain...........................................   11,829,111.080      87,615.000             0.000
Broker Non-Votes*.................................            0.000           0.000     8,934,287.000

     (2)(f) Approved a change to the fundamental investment limitation on concentration of investments in the banking industry.

                                                                  MONEY MKT
                                                               ---------------
For.........................................................   222,743,754.230
Against.....................................................     7,112,587.580
Abstain.....................................................    11,677,732.080

     (3) Approved an amendment to the Funds' Declaration of Trust.

                                                                    TRUST
                                                               ---------------
For.........................................................   510,760,770.656
Against.....................................................    27,955,243.657
Abstain.....................................................    24,870,260.385
Broker Non-Votes*...........................................    36,787,359.000

     (4) Authorized the Trust, on behalf of each Fund that invests in the AMR Investment Services Trust (the "AMR Trust"), to vote at a meeting of the AMR Trust to elect a Board of Trustees.

                                                                           TRUST
                                                              -------------------------------
                                                                    FOR           WITHHELD
                                                                    ---           --------
Bogart......................................................  440,288,258.060   8,585,009.017
Cline.......................................................  440,282,948.530   8,590,318.547
Feld........................................................  440,288,258.060   8,585,009.017
Massman.....................................................  440,288,258.060   8,585,009.017
O'Sullivan..................................................  440,282,948.530   8,590,318.547
Quinn.......................................................  440,288,258.060   8,585,009.017
Turner......................................................  440,282,948.530   8,590,318.547
Youngblood..................................................  440,288,258.060   8,585,009.017

     (5)(a) Authorized the Trust, on behalf of each Fund that invests in the AMR Trust, to vote at a meeting of the AMR Trust to approve a change to the fundamental investment limitation on investments in commodities with respect to the corresponding portfolio of the AMR Trust.

                                    INT'L EQUITY       MONEY MKT      MUNI MONEY MKT   GOV MONEY MKT
                                   --------------   ---------------   --------------   --------------
For..............................  64,420,325.799   226,456,630.110   4,564,294.000    32,904,356.120
Against..........................     609,135.899     3,292,749.700     188,638.000       195,123.000
Abstain..........................     726,794.539    11,784,694.080     305,272.000             0.000
Broker Non-Votes*................  11,181,562.000             0.000           0.000     8,934,287.000

     (5)(b) Authorized the Trust, on behalf of each Fund that invests in the AMR Trust, to vote at a meeting of the AMR Trust to approve a change to the fundamental investment limitation on lending securities with respect to the corresponding portfolio of the AMR Trust.

                                    INT'L EQUITY       MONEY MKT      MUNI MONEY MKT   GOV MONEY MKT
                                   --------------   ---------------   --------------   --------------
For..............................  64,428,675.427   221,981,421.230   4,564,294.000    32,865,110.120
Against..........................     562,881.271     7,550,777.580     188,638.000       195,122.000
Abstain..........................     764,699.539    12,001,875.080     305,272.000        39,247.000
Broker Non-Votes*................  11,181,562.000             0.000           0.000     8,934,287.000

--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)
--------------------------------------------------------------------------------

     (5)(c) Authorized the Trust, on behalf of each Fund that invests in the AMR Trust, to vote at a meeting of the AMR Trust to approve the deletion of the fundamental investment limitation on affiliated transactions with respect to the corresponding portfolio of the AMR Trust.

                                    INT'L EQUITY       MONEY MKT      MUNI MONEY MKT   GOV MONEY MKT
                                   --------------   ---------------   --------------   --------------
For..............................  60,670,904.283   220,151,923.310   3,477,061.000    32,904,360.120
Against..........................   4,311,253.415     9,345,520.500   1,275,871.000       195,119.000
Abstain..........................     774,098.539    12,036,630.080     305,272.000             0.000
Broker Non-Votes*................  11,181,562.000             0.000           0.000     8,934,287.000

     (5)(d) Authorized the Trust, on behalf of each Fund that invests in the AMR Trust, to vote at a meeting of the AMR Trust to approve a change to the fundamental investment limitation on the issuance of senior securities with respect to the corresponding portfolio of the AMR Trust.

                                    INT'L EQUITY       MONEY MKT      MUNI MONEY MKT   GOV MONEY MKT
                                   --------------   ---------------   --------------   --------------
For..............................  63,967,544.799   222,172,054.230   4,070,791.000    32,865,114.120
Against..........................   1,007,609.899     7,337,242.580     676,569.000       195,119.000
Abstain..........................     781,101.539    12,024,777.080     310,844.000        39,246.000
Broker Non-Votes*................  11,181,562.000             0.000           0.000     8,934,287.000

     (5)(e) Authorized the Trust, on behalf of each Fund that invests in the AMR Trust, to vote at a meeting of the AMR Trust to approve a change to the fundamental investment limitation on borrowing with respect to the corresponding portfolio of the AMR Trust.

                                    INT'L EQUITY       MONEY MKT      MUNI MONEY MKT   GOV MONEY MKT
                                   --------------   ---------------   --------------   --------------
For..............................  64,372,774.427   222,003,125.310   4,071,626.000    32,904,360.120
Against..........................     637,228.271     7,526,537.500     681,306.000       195,119.000
Abstain..........................     746,253.539    12,004,411.080     305,272.000             0.000
Broker Non-Votes*................  11,181,562.000             0.000           0.000     8,934,287.000

     (5)(f) Authorized the Trust, on behalf of the Money Market Fund, to vote at a meeting of the AMR Trust to approve a change to the fundamental investment limitation on concentration of investments in the banking industry with respect to the corresponding portfolio of the AMR Trust.

                                                                 MONEY MKT
                                                              ---------------
For.........................................................  222,335,064.310
Against.....................................................    7,345,953.500
Abstain.....................................................   11,853,056.080

     (6) Authorized the Trust, on behalf of each Fund that invests in the AMR Trust, to vote at a meeting of the AMR Trust to approve a Conversion Agreement.

                                                                   TRUST
                                                              ---------------
For.........................................................  312,363,071.187
Against.....................................................   20,695,326.179
Abstain.....................................................   12,389,615.881
Broker Non-Votes*...........................................   20,115,849.000

---------------

* Certain broker-dealers, third party administrators and other intermediaries who offer Fund shares to their clients vote on behalf of their clients in favor of routine proposals (e.g., Proposals 1 and 4), while entering a "non-vote" for all non-routine proposals. If the underlying clients do not themselves vote the non-routine proposals, the shares remain in the broker non-vote category and effectively count as "against" votes.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN AADVANTAGE FUNDS
AND THE AMR INVESTMENT SERVICES TRUST
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the American AAdvantage Funds (the "Trust") and the AMR Investment Services Trust (the "AMR Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the AMR Trust, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

William F. Quinn** (56)        Trustee and       President, AMR Investment Services, Inc. (1986-Present);
                               President of      Chairman (1989-2003) and Director (1979-Present), American
                             Trust since 1987    Airlines Federal Credit Union; Director, Crescent Real
                              and AMR Trust      Estate Equities, Inc. (1994- Present); Director, Pritchard,
                                since 1995       Hubble & Herr, LLC (investment adviser) (2001-Present);
                                                 Advisory Director, Southern Methodist University Endowment
                                                 Fund (1996-Present); Member, Southern Methodist University
                                                 Cox School of Business Advisory Board (1999-2002); Member,
                                                 New York Stock Exchange Pension Manager Committee
                                                 (1997-1998, 2000-2002); Vice Chairman, Committee for the
                                                 Investment of Employee Benefits (2004-Present); Director,
                                                 United Way of Tarrant County (1988-2000, 2004-Present);
                                                 Trustee, American AAdvantage Mileage Funds (1995-Present);
                                                 Trustee, American AAdvantage Select Funds (1999-Present).

Alan D. Feld** (68)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties
                                                 (1994-Present); Trustee, American AAdvantage Mileage Funds
                                                 (1996-Present); Trustee, American AAdvantage Select Funds
                                                 (1999-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

W. Humphrey Bogart (60)     Trustee since 2004   Consultant, New River Canada Ltd. (mutual fund servicing
                                                 company) (1998-2003); Board Member, Baylor University
                                                 Medical Center Foundation (1992-Present); Trustee, American
                                                 AAdvantage Mileage Funds (2004-Present); Trustee, American
                                                 AAdvantage Select Funds (2004-Present).

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN AADVANTAGE FUNDS
AND THE AMR INVESTMENT SERVICES TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)

Brenda A. Cline (44) 301    Trustee since 2004   Vice President, Chief Financial Officer, Treasurer and
Commerce Street                                  Secretary, Kimbell Art Foundation (1993-Present); Trustee,
Suite 2240                                       Texas Christian University (1999-Present); Trustee, W.I.
Fort Worth, Texas 76102                          Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                 Foundation) (2001-Present); Trustee, American AAdvantage
                                                 Mileage Funds (2004-Present); Trustee, American AAdvantage
                                                 Select Funds (2004-Present).

Richard A. Massman (61)     Trustee since 2004   Senior Vice President and General Counsel, Hunt
                                                 Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities)
                                                 (1994-Present); Trustee, American AAdvantage Mileage Funds
                                                 (2004-Present); Trustee, American AAdvantage Select Funds
                                                 (2004-Present).

Stephen D. O'Sullivan (69)  Trustee of Trust     Consultant (1994-Present); Trustee, American AAdvantage
                              since 1987 and     Mileage Funds (1995-Present); Trustee, American AAdvantage
                             AMR Trust since     Select Funds (1999-Present).
                                   1995

R. Gerald Turner (59)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996- Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001- 2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-Present); Member, United Way of Dallas Board of
                                                 Directors; Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Member, Knight Commission on Intercollegiate Athletics;
                                                 Trustee, American AAdvantage Mileage Funds (2001-Present);
                                                 Trustee, American AAdvantage Select Funds (2001-Present).

Kneeland Youngblood (49)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                               equity firm) (1998-Present); Trustee, The Hockaday School
Suite 1740                                       (1997-Present); Director, Burger King Holdings, Inc.
Dallas, Texas 75201                              (2004-Present); Director, Starwood Hotels and Resorts
                                                 (2001-Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-2001);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, Starwood
                                                 Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                 Texas (2002-Present); Trustee, American AAdvantage Mileage
                                                 Funds (1996-Present); Trustee, American AAdvantage Select
                                                 Funds (1999-Present).

OFFICERS
                                  TERM
                            ------------------
                                One Year

Brian E. Brett (44)           VP since 2004      Vice President, Director of Sales, AMR Investment Services,
                                                 Inc. (2004-Present); Regional Vice President, Neuberger
                                                 Berman, LLC (investment adviser) (1996-2004).

Nancy A. Eckl (42)          VP of Trust since    Vice President, Trust Investments, AMR Investment Services,
                               1990 and AMR      Inc. (1990-Present).
                             Trust since 1995

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN AADVANTAGE FUNDS
AND THE AMR INVESTMENT SERVICES TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
OFFICERS (CONT.)

Michael W. Fields (50)      VP of Trust since    Vice President, Fixed Income Investments, AMR Investment
                               1989 and AMR      Services, Inc. (1988-Present).
                             Trust since 1995

Barry Y. Greenberg (41)     VP since 1995 and    Vice President, Legal, Compliance and Administration, AMR
                             Secretary since     Investment Services, Inc. (1995-Present); Director,
                                   2004          Pritchard, Hubble & Herr, LLC (investment adviser)
                                                 (2004-Present).

Rebecca L. Harris (38)       Treasurer since     Vice President, Finance, AMR Investment Services, Inc.
                                   1995          (1995- Present).

John B. Roberson (46)       VP of Trust since    Vice President, Client Relations & Special Projects, AMR
                               1989 and AMR      Investment Services, Inc. (2004-Present); Vice President,
                             Trust since 1995    Director of Sales, AMR Investment Services, Inc.
                                                 (1991-2004); Director, Pritchard, Hubble & Herr, LLC
                                                 (investment adviser) (2001-Present).

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more of the Trust's and AMR Trust's investment advisers.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American AAdvantage Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

                             (AMERICAN EAGLE LOGO)

                        (AMERICAN AADVANTAGE FUNDS LOGO)
--------------------------------------------------------------------------------

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
              american-aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                       American AAdvantage Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.aafunds.com) approximately thirty days after the end of each fiscal quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     ERNST & YOUNG LLP      SWS FINANCIAL SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Chicago, Illinois      Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage Large Cap Growth Fund, American AAdvantage Mid-Cap Value Fund, American AAdvantage Small Cap Value Fund, American AAdvantage International Equity Fund, American AAdvantage Emerging Markets Fund, American AAdvantage High Yield Bond Fund, American AAdvantage Enhanced Income Fund, American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund are service marks of AMR Investment Services, Inc.

                                  [BACK COVER]


                                                                         AR10/04
                                                                          532730

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Stephen O'Sullivan, a member of the Trust's audit committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. O'Sullivan is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $36,295         12/31/2002
  $180,713        10/31/2003
  $27,001         12/31/2003
  $170,039        10/31/2004

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
      $0                 12/31/2002
      $0                 10/31/2003
      $0                 12/31/2003
      $0                 10/31/2004


(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $6,119*        12/31/2002
 $39,417**      10/31/2003
 $4,821***      12/31/2003
 $0             10/31/2004

* For review of 2001 tax returns
** For review of 2002 tax returns and professional services related to the collectibility of tax reclaims in Switzerland
*** For review of 2002 tax returns

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               12/31/2002
     $0               10/31/2003
     $0               12/31/2003
     $0               10/31/2004

(e)(1) Pursuant to its charter, the Trust's audit committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trust's financial statements, and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trust, an investment adviser to any series of the Trust or any entity controlling, controlled by, or under common control with an investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approve the fees proposed to be charged to the Trust by the auditors for each audit and non-audit service.

The audit committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $6,119       $0                   N/A                       12/31/2002
  $39,417      $0                   N/A                       10/31/2003
  $4,821       $0                   N/A                       12/31/2003
  $0           $0                   N/A                       10/31/2004

(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American AAdvantage Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: January 6, 2005


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: January 6, 2005